UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-21732

Mercer Funds

(Exact Name of Registrant as Specified in Charter)

99 High Street

Boston, MA 02110

(Address of Principal Executive Offices)(Zip Code)

Scott M. Zoltowski, Esq.

Mercer Investment Management, Inc.

99 High Street

Boston, MA 02110

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(617) 747-9500

Date of Fiscal Year End: March 31, 2014

Date of Reporting Period: March 31, 2014

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Mercer Funds™

Annual Report

Mercer US Large Cap Growth Equity Fund

Mercer US Large Cap Value Equity Fund

Mercer US Small/Mid Cap Growth Equity Fund

Mercer US Small/Mid Cap Value Equity Fund

Mercer Non-US Core Equity Fund

Mercer Core Fixed Income Fund (formerly known as Mercer Core Opportunistic Fixed Income Fund)

Mercer Opportunistic Fixed Income Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

This report has been prepared for Mercer Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Mercer Funds prospectus. The prospectus contains more complete information about the Funds’ investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

March 31, 2014

MERCER FUNDS

Mercer US Large Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the Russell 1000® Growth Index.

Investment Strategy

The Fund invests principally in equity securities issued by large capitalization U.S. companies. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 1000® Growth Index.

Performance

For the fiscal year ended March 31, 2014, the Fund’s Y-3 share class performance was 23.99% compared to its benchmark return of 23.22%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2014, the Fund employed four sub-advisors, Atlanta Capital Management Company, LLC (Atlanta), Neuberger Berman Management LLC (Neuberger Berman), Sands Capital Management, LLC (Sands) and Winslow Capital Management, LLC (Winslow). Atlanta manages its allocated portion of the Fund using high quality securities as a key part of their selection criteria. The firm seeks companies that have a demonstrated history of consistent growth (typically greater than 8%) and earnings stability. Neuberger Berman uses a fundamental process to identify companies with accelerating earnings while seeking to avoid those companies with decelerating earnings. Sands manages a concentrated portfolio using a fundamental, bottom-up approach to identify leading companies in various industries. Winslow manages a portfolio of securities across a range of market capitalizations, earnings growth, market valuations and industry sectors.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market, as measured by the Russell 3000 Index, rose 22.61%, which exceeded expectations for the period, given the already strong four-year performance coming into the fiscal year. Overall, the fiscal year rewarded economically sensitive stocks, but began with more defensive sectors such as utilities, staples and telecommunications in favor. It wasn’t until the Federal Reserve (Fed) provided guidance in May 2013 on the winding down of asset purchases through its quantitative easing program that more cyclical (i.e., economically sensitive), or at least, non-defensive stocks returned to favor. Bond markets tended to react negatively to the Fed’s guidance leading to a sell off and likewise, bond proxies (i.e., high dividend yielding stocks) within equities also experienced a sharp decline. While economic growth was weak in the first half of 2013, it did nothing to deter the consensus view, as represented by a Bloomberg poll of economists, that predicted 2.5% growth in the second half of the year. Indeed, by the end of the calendar year, U.S. GDP growth was 2.6%. The markets rose largely on valuation expansion, evidence of an improved growth outlook. However, political and economic risks remain and the withdrawal of the Fed’s support is expected to increase the volatility of equity markets. Despite the risks, we expect stronger global growth for the next fiscal year driven by Europe and emerging markets, which will help the U.S. economy and we expect earnings growth to grow at a similar pace as the economy, which will support the current level of the markets.

Among major U.S. equity indices, smaller cap and growth indices outperformed. The best performing index for the fiscal year among 62 U.S. indices was the Russell Microcap® Growth Index and the worst was the Russell Top 200® Value-Defensive™ Index. In addition, cyclical stocks, outperformed on the fiscal year and this is evident in sector performance as industrials, technology and consumer discretionary sectors outperformed.

Within the Russell 1000® Growth Index, the best performing sectors for the fiscal year were health care, industrials, and consumer discretionary, posting gains of 31.1%, 27.6%, and 26.2% respectively. All ten sectors generated positive returns, with financials, utilities, staples and telecommunications lagging on the year, posting returns of 16.2%, 14.0%, 9.4%, and 4.9%, respectively.

Mercer US Large Cap Growth Equity Fund

The Mercer U.S. Large Cap Growth Equity Fund outperformed the Russell 1000® Growth Index during this fiscal year. The Fund’s bias overall is pro-cyclical, although the Fund does employ more defensive type sub-advisors, and the prior fiscal year was a good market environment for the Fund. On a sector attribution basis, the primary driver of the Fund’s outperformance was stock selection in the technology and consumer discretionary sectors. An underweight position to the consumer staples sector was an additional positive contributor to returns. Notable positive contributors in the technology sector included the holdings Facebook and Google, which advanced 136% and 40%, respectively. An underweight to the holding IBM, a large holding in the Index, was also a source of value for the period. In the consumer discretionary sector, holdings priceline.com and Chipotle Mexican Grill were large positive contributors. Stock selection in the energy and health care sectors were areas of weakness. In the energy sector, Cameron and FMC Technologies were large negative contributors posting returns on the fiscal year of -5.3% and -3.9%, respectively. In the health care sector, the holdings Allergan and Biomarin hampered results.

The Winslow portion of the Fund outperformed the Russell 1000® Growth Index for the fiscal year. Stock selection in the consumer discretionary sector and an underweight position in the consumer staples sector added value. In the consumer discretionary sector, holdings priceline.com, BestBuy and Wynn Resorts were notable positive contributors. Stock selection in the health care sector detracted from results. The Sands portion of the Fund outperformed the Index. The primary driver of outperformance was stock selection in the technology and consumer discretionary sectors. In the technology sector, holdings Facebook, Baidu and Splunk were significant positive contributors to excess return. In the consumer discretionary sector, priceline.com and Chipotle Mexican Grill helped results. In the energy sector, FMC Technologies and National Oilwell Varco hampered returns over the fiscal year. Atlanta Capital underperformed on the year, which was not an unexpected result for this more “core growth” oriented sub-advisor. The primary driver of underperformance was stock selection in the energy and industrials sectors. Good stock selection in the financials sector was able to partially offset some of the underperformance. Neuberger Berman underperformed the benchmark for the fiscal year. Overall, this more defensively positioned sub-advisor was in a poor market environment to outperform. Stock selection in the energy sector and an overweight position to the consumer staples sector were the primary drivers of underperformance for the period. Good stock selection in the technology and financials sectors helped results.

Risk Considerations

The Fund invests in growth stocks which may be particularly sensitive to market conditions. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2014

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Growth Equity Shares vs. the

Russell 1000® Growth Index

As of March 31, 2014

This graph shows the performance of the Mercer US Large Cap Growth Equity Fund Class Y-3 shares versus the Russell 1000® Growth Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2014. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Large Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the Russell 1000® Value Index.

Investment Strategy

The Fund invests principally in equity securities issued by large capitalization U.S. companies that are considered undervalued based on the stocks’ intrinsic values relative to their current market prices.

Performance

For the fiscal year ended March 31, 2014, the Fund’s Y-3 share class performance was 29.54% compared to its benchmark return of 21.57%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2014, the Fund employed four sub-advisors, Brandywine Global Investment Management, LLC (Brandywine), The Boston Company Asset Management, LLC (TBCAM), Robeco Investment Management, Inc. (Robeco), and O’Shaughnessy Asset Management, LLC (O’Shaughnessy). Brandywine seeks to build portfolios comprised of companies whose valuations are below the market but whose earnings growth prospects are equal or better than the market. The firm favors industry leaders with strong competitive positions and reasonable growth expectations given the team’s view of industry and overall economic conditions. TBCAM’s investment process is driven by bottom-up, fundamental security selection, combining traditional valuation measures with the identification of improving business momentum. Robeco’s process begins with a quantitative analysis that provides a statistical ranking of the investment universe based on valuation, momentum, and fundamental factors. The firm then applies fundamental analysis to those securities that includes validation of the quantitative analysis and fundamental research, including an in-depth review of the issuer’s financials. O’Shaughnessy uses quantitative models in seeking to find the most attractive companies on a shareholder yield basis. This is a combination of dividend yield and share buybacks.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market, as measured by the Russell 3000 Index, rose 22.61%, which exceeded expectations for the period, given the already strong four-year performance coming into the fiscal year. Overall, the fiscal year rewarded economically sensitive stocks, but began with more defensive sectors such as utilities, staples and telecommunications in favor. It wasn’t until the Federal Reserve (Fed) provided guidance in May 2013 on the winding down of asset purchases through its quantitative easing program that more cyclical (i.e., economically sensitive), or at least, non-defensive stocks returned to favor. Bond markets tended to react negatively to the Fed’s guidance leading to a sell off and likewise, bond proxies (i.e., high dividend yielding stocks) within equities also experienced a sharp decline. While economic growth was weak in the first half of 2013, it did nothing to deter the consensus view, as represented by a Bloomberg poll of economists, that predicted 2.5% growth in the second half of the year. Indeed, by the end of the calendar year, U.S. GDP growth was 2.6%. The markets rose largely on valuation expansion, evidence of an improved growth outlook. However, political and economic risks remain and the withdrawal of the Fed’s support is expected to increase the volatility of equity markets. Despite the risks, we expect stronger global growth for the next fiscal year driven by Europe and emerging markets, which will help the U.S. economy and we expect earnings growth to grow at a similar pace as the economy, which will support the current level of the markets.

Among major U.S. equity indices, smaller cap and growth indices outperformed. The best performing index for the fiscal year among 62 U.S. indices was the Russell Microcap® Growth Index and the worst was the Russell Top 200® Value-Defensive™ Index. In addition, cyclical stocks, outperformed on the fiscal year and this is evident in sector performance as industrials, technology and consumer discretionary sectors outperformed.

Mercer US Large Cap Value Equity Fund

Within the Russell 1000® Value Index, the best performing sectors for the fiscal year were technology, health care and industrials, posting gains of 32.2%, 28.7%, and 27.2%, respectively. All ten sectors generated positive returns, with telecommunications, utilities and energy lagging the other sectors for the year. These latter sectors posted returns of 5.2%, 9.8% and 12.9%, respectively.

The Mercer U.S. Large Cap Value Equity Fund outperformed the Russell 1000® Value Index during the fiscal period. On a sector attribution basis, all sectors posted flat to positive performance indicating a good market environment for the Fund. The Fund employs a combination of yield-seeking, low price-to-earnings and relative value sub-advisors that all enjoyed varying degrees of success over the year. The largest sources of excess return were in the financials, industrials and technology sectors. The only negative contributor to returns on a sector attribution basis was cash, which averaged 0.9% of the portfolio over the period, costing the Fund 0.2% in excess return.

O’Shaughnessy’s outperformance was strong over the period. The primary driver of excess returns was stock selection in the consumer discretionary and industrials sectors. There were no sectors where the strategy did not add value over the benchmark. Brandywine outperformed for the fiscal year. The primary driver of excess returns was stock selection in the industrials and financials sectors. In industrials, an overweight position and good stock selection amongst airlines helped results. The holdings American Airlines and Delta Air Lines were significant positive contributors over the period. In financials, insurance holdings MetLife and Lincoln National were positive contributors. Stock selection in the telecommunications and consumer discretionary sectors hampered results. The holdings China Mobile and Toyota Motor were notable detractors. Robeco outperformed for the fiscal year. Good stock selection in the energy, consumer staples and financials sectors helped results. Stock selection in the materials sector hampered results. The Boston Company outperformed for the fiscal year and like Robeco, the pro-cyclical bias of the portfolio was beneficial. Good sector weighting decisions and stock selection in the financials, consumer discretionary and utilities sectors added value over the period. Stock selection in the health care sector hampered results.

Risk Considerations

Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts which involves special risks and may increase volatility due to the use of leverage and management of these sophisticated type instruments. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2014

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Value Equity Shares vs. the

Russell 1000® Value Index

As of March 31, 2014

This graph shows the performance of the Mercer US Large Cap Value Equity Fund Class Y-3 shares versus the Russell 1000® Value Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2014. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Due to market conditions, the Fund has experienced unusually high performance which may not be sustainable or repeated in the future.

Mercer US Small/Mid Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Growth Index.

Investment Strategy

The Fund invests principally in equity securities issued by small-to-medium capitalization U.S. companies. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 2500® Growth Index.

Performance

For the fiscal year ended March 31, 2014, the Fund’s Y-3 share class performance was 22.34% compared to its benchmark return of 26.66%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2014, the Fund employed three sub-advisors, Delaware Investments Fund Advisers (Delaware), Palisade Capital Management, L.L.C. (Palisade), and Westfield Capital Management Company, L.P. (Westfield). Delaware uses a bottom-up fundamental process in seeking to find companies with attractive business models that generate strong free cash flow. They also believe in a concentrated portfolio and will typically hold approximately 25 to 30 holdings. Palisade believes companies with strong or improving prospects for growth generate superior returns. Palisade believes that fundamental research is the basis for identifying superior businesses, and that long term investment success is the result of owning fundamentally strong and dynamic companies trading at a discount to their growth rates. Palisade also believes that identifying a dynamic of change before it appears in consensus estimates leads to superior returns, and that management plays a significant role in the success of a company. Westfield employs a fundamental, bottom-up approach which seeks to identify reasonably priced stocks with high earnings growth potential.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market, as measured by the Russell 3000 Index, rose 22.61%, which exceeded expectations for the period, given the already strong four-year performance coming into the fiscal year. Overall, the fiscal year rewarded economically sensitive stocks, but began with more defensive sectors such as utilities, staples and telecommunications in favor. It wasn’t until the Federal Reserve (Fed) provided guidance in May 2013 on the winding down of asset purchases through its quantitative easing program that more cyclical (i.e., economically sensitive), or at least, non-defensive stocks returned to favor. Bond markets tended to react negatively to the Fed’s guidance leading to a sell off and likewise, bond proxies (i.e., high dividend yielding stocks) within equities also experienced a sharp decline. While economic growth was weak in the first half of 2013, it did nothing to deter the consensus view, as represented by a Bloomberg poll of economists, that predicted 2.5% growth in the second half of the year. Indeed, by the end of the calendar year, U.S. GDP growth was 2.6%. The markets rose largely on valuation expansion, evidence of an improved growth outlook. However, political and economic risks remain and the withdrawal of the Fed’s support is expected to increase the volatility of equity markets. Despite the risks, we expect stronger global growth for the next fiscal year driven by Europe and emerging markets, which will help the U.S. economy and we expect earnings growth to grow at a similar pace as the economy, which will support the current level of the markets.

Among major U.S. equity indices, smaller cap and growth indices outperformed. The best performing index for the fiscal year among 62 U.S. indices was the Russell Microcap® Growth Index and the worst was the Russell Top 200® Value-Defensive™ Index. In addition, cyclical stocks, outperformed on the fiscal year and this is evident in sector performance as industrials, technology and consumer discretionary sectors outperformed.

Within the Russell 2500® Growth Index, the best performing sectors for the fiscal year were consumer staples, telecommunications and health care posting gains of 38.9%, 33.6%, and 32.7%, respectively. Lagging sectors for the fiscal year were financials, utilities and materials, posting returns of 13.8%, 14.6%, and 17.3%, respectively.

Mercer US Small/Mid Cap Growth Equity Fund

The Mercer US Small/Mid Cap Growth Equity Fund underperformed the Russell 2500® Growth Index for the period. The primary driver of underperformance was stock selection in the technology, industrials and consumer discretionary sectors. Notable detractors in the technology sector included the holdings Neustar, Jive Software, and Nuance Communications. In industrials, stock selection among industry grouping road and rail stocks was a significant detractor. In the consumer discretionary sector, a lack of exposure to the security Tesla Motors, which advanced over 180% for the fiscal year was a large negative contributor. An underweight to REITs and good stock selection in the financials sectors helped results.

Palisade underperformed for the fiscal year. The primary driver of underperformance was stock selection in the technology sector. In the technology sector, a significant overweight to, and stock selection among, semi-conductor and software industry stocks were large detractors. A number of mergers and/or acquisitions in the portfolio boosted results. Delaware underperformed the index for the period. Delaware manages a quality-focused, concentrated and high tracking error portfolio with a long term investment horizon, which can result in performance varying significantly from year to year. The primary areas of underperformance were in the technology, consumer discretionary, and industrials sectors. Good stock selection in the financials sector helped to offset some of the underperformance in other sectors. Westfield outperformed for the period. The primary driver of outperformance for the period was stock selection in the financials and technology sectors. In financials, an underweight to REITs as well as good stock selection boosted results. Technology holdings Alliance Data Systems and NXP Semiconductors were significant positive contributors. Stock selection in the energy sector detracted from results. Energy holdings Tesoro and Denbury Resources were notable detractors.

Risk Considerations

The Fund invests in growth stocks which may be particularly sensitive to market conditions. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts which involves special risks and may increase volatility due to the use of leverage and management of these sophisticated type instruments. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

March 31, 2014

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Growth Equity Shares vs. the

Russell 2500® Growth Index

As of March 31, 2014

This graph shows the performance of the Mercer US Small/Mid Cap Growth Equity Fund Class Y-3 shares versus the Russell 2500® Growth Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2014. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Small/Mid Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Value Index.

Investment Strategy

The Fund invests principally in equity securities issued by small-to-medium sized capitalization U.S. companies. Generally, the Fund invests in stocks that appear to be undervalued based on the stocks’ intrinsic values relative to their current market prices.

Performance

For the fiscal year ended March 31, 2014, the Fund’s Y-3 share class performance was 21.61% compared to its benchmark return of 21.76%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2014, the Fund employed three sub-advisors, NWQ Investment Management Company, LLC (NWQ), Systematic Financial Management, L.P. (Systematic), and River Road Asset Management, LLC (River Road). AQR Capital Management, LLC (AQR) was terminated as a sub-advisor to the Fund on December 10, 2013. NWQ uses bottom-up fundamental analysis to identify undervalued companies where catalysts for improved valuation exist. The firm seeks stocks that are mispriced or neglected by Wall Street with attractive risk/reward characteristics. Systematic’s investment philosophy is predicated on its belief that stock prices are a reflection of consensus earnings estimates, and as revisions to those estimates rise or fall, stock prices will move accordingly. Systematic applies a strategic combination of qualitative and quantitative research seeking to identify high-quality, attractively valued small and medium-sized companies exhibiting a confirmed catalyst for stock price appreciation. River Road believes inefficiencies can be captured in smaller capitalization and out-of-favor companies and in those securities with little analyst coverage. Through bottom-up, fundamental research, the team seeks companies with attractive, sustainable returns that are financially strong and trade at compelling valuations.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market, as measured by the Russell 3000 Index, rose 22.61%, which exceeded expectations for the period, given the already strong four-year performance coming into the fiscal year. Overall, the fiscal year rewarded economically sensitive stocks, but began with more defensive sectors such as utilities, staples and telecommunications in favor. It wasn’t until the Federal Reserve (Fed) provided guidance in May 2013 on the winding down of asset purchases through its quantitative easing program that more cyclical (i.e., economically sensitive), or at least, non-defensive stocks returned to favor. Bond markets tended to react negatively to the Fed’s guidance leading to a sell off and likewise, bond proxies (i.e., high dividend yielding stocks) within equities also experienced a sharp decline. While economic growth was weak in the first half of 2013, it did nothing to deter the consensus view, as represented by a Bloomberg poll of economists that predicted 2.5% growth in the second half of the year. Indeed, by the end of the calendar year, U.S. GDP growth was 2.6%. The markets rose largely on valuation expansion, evidence of an improved growth outlook. However, political and economic risks remain and the withdrawal of the Fed’s support is expected to increase the volatility of equity markets. Despite the risks, we expect stronger global growth for the next fiscal year driven by Europe and emerging markets, which will help the U.S. economy and we expect earnings growth to grow at a similar pace as the economy, which will support the current level of the markets.

Among major U.S. equity indices, smaller cap and growth indices outperformed. The best performing index for the fiscal year among 62 U.S. indices was the Russell Microcap® Growth Index and the worst was the Russell Top 200® Value-Defensive™ Index. In addition, cyclical stocks, outperformed on the fiscal year and this is evident in sector performance as industrials, technology and consumer discretionary sectors outperformed.

Mercer US Small/Mid Cap Value Equity Fund

Within the Russell 2500® Value Index, the best performing sectors were telecommunications, technology and consumer discretionary with gains of 48.3%, 31.6%, and 27.3%, respectively. Lagging sectors included utilities, financials, and consumer staples, which posted returns of 12.0%, 16.8%, and 17.3%, respectively.

The Mercer U.S. Small/Mid Cap Value Equity Fund underperformed the Russell 2500® Value Index for the fiscal year. The largest detractor for the period was an average cash position of 1.9%, which detracted 0.57% from relative results. Stock selection in the materials, energy and consumer discretionary sectors also hampered results. Good stock selection in the industrials, health care and technology sectors was able to offset most of the underperformance from other sectors.

AQR, for its portion of the fiscal year, outperformed the index. The primary driver of excess returns was stock selection in the financials and technology sectors. Stock selection in the health care and telecommunications sectors hampered results. NWQ outperformed the benchmark, with the strategy posting positive results in the health care, consumer discretionary and financials sectors. In the health care sector, notable positive contributors included Jazz Pharmaceuticals, Vertez Pharmaceuticals and Bruker. The holding Harman International in the consumer discretionary sector gained over 140% for the period and was a significant positive contributor. In the financials sector, a zero weight to the underperforming REITs sector and good stock selection added value. In the consumer staples sector, the holding Elizabeth Arden was a significant negative contributor to results. River Road underperformed for the fiscal year. River Road is expected to be a down market outperformer and the market environment for the fiscal year was a poor one for this sub-advisor as the market gained over 21% for the fiscal year. The primary driver of underperformance was stock selection in the consumer discretionary sector. Specialty retail holdings Rent-A-Center, Ascena Retail and Pep Boys were all significant detractors. Good stock selection in the health care sector as well as some acquisitions across sectors helped results. Systematic posted strong returns and outperformed the benchmark for the period. Stock selection in the industrials sector was a large source of excess returns for the period. Industrials sector holdings Aercap, Generac and Swift Transportation were notable positive contributors. Stock selection in the energy sector was a negative contributor for the period.

Risk Considerations

Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts which involves special risks and may increase volatility due to the use of leverage and management of these sophisticated type instruments. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

March 31, 2014

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Value Equity Shares vs. the

Russell 2500® Value Index

As of March 31, 2014

This graph shows the performance of the Mercer US Small/Mid Cap Value Equity Fund Class Y-3 shares versus the Russell 2500® Value Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2014. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Non-US Core Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI EAFE Index.

Investment Strategy

The Fund invests principally in equity securities issued by non-U.S. companies of any capitalization, located in the world’s developed and emerging capital markets.

Performance

For the fiscal year ended March 31, 2014, the Fund’s Y-3 share class performance was 21.48% compared to its benchmark return of 17.56%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2014, the Fund employed four sub-advisors, Arrowstreet Capital, Limited Partnership (Arrowstreet), American Century Investment Management (American Century), Lingohr & Partner North America, Inc. (Lingohr) and Massachusetts Financial Services Company (MFS). American Century replaced Echo Point Investment Management, LLC (Echo Point) as sub-advisor to the Fund on November 15, 2013.

Arrowstreet employs a quantitative investment approach, focusing on developing and exploiting proprietary signals. Arrowstreet’s proprietary investment process measures the direct effects on stocks, as well as the indirect effects on countries, global sectors, country/sector interactions, and expanded linkages of inter-related companies. Arrowstreet constructs portfolios with an integrated alpha forecast, while simultaneously estimating risk and transaction costs, to create optimized portfolios. American Century manages a growth portfolio, which focuses on identifying stocks early in the growth cycle where company fundamentals are at an inflection point, when earnings growth accelerates, when market expectations rise, and multiples expand. American Century will invest opportunistically in emerging markets. Lingohr manages a value portfolio, which consists of undervalued stocks identified through the firm’s disciplined, systematic, quantitative investment approach. Stock selection includes a fundamental qualitative overlay through the portfolio management team. This strategy invests opportunistically in emerging markets. MFS manages a value portfolio, which focuses on stocks whose long-term value they believe is not adequately reflected in the stock price. MFS invests opportunistically in emerging markets.

Market Commentary and Fund Performance

Notwithstanding some short-term weakness along the way, global equity markets, as measured by the MSCI World Index, rallied and returned 19.1% during the 12-month period ending March 31, 2014. U.S. equities were the market leaders with the S&P 500 Index up 21.9% for the fiscal year. The MSCI EAFE Index and MSCI Emerging Markets Index returned 17.6% and -1.4%, respectively, over the same time period.

Global equities started the fiscal year well as central banks around the world remained committed to maintaining low interest rate policies. However, the rally stalled on soft economic data, particularly in emerging markets where local currency weakness contributed to losses. Lower-than-expected gross domestic product (GDP) forecasts and signs of stress in China’s financial system also weighed heavily on emerging markets. The European economy remained in recession with weak data reported out of core economies such as Germany. Unemployment in Europe rose to a record high of 12.2% in May; and in June, European Central Bank (ECB) President Mario Draghi confirmed that the ECB would continue to support the European economy with low interest rates. Volatility spiked up in June as firm economic data in the U.S. led the Federal Reserve (Fed) to announce that it would reduce its asset purchases and end the quantitative easing program (QE3) by mid-2014. However, the downward revision of first quarter U.S. GDP from 2.4% to 1.8% suggested that the proposed wind down of QE3 may be premature. May and June 2013 were difficult months for international equities as the MSCI EAFE Index fell -5.9% and the MSCI Emerging Markets Index lost -8.8% over the 2-month period.

Positive economic data and strong earnings from the corporate sector helped equities climb higher over the next 6 months, from July to December 2013. European markets rose sharply, reflecting signals of a stabilizing job market, improving consumer confidence, and increasing regional manufacturing activity. Concerns over a shift in Fed policy that negatively

Mercer Non-US Core Equity Fund

impacted the markets during the previous two months started to dissipate; and the appointment of Janet Yellen as the new Fed Chairman suggested to the market that the Fed’s easy monetary policy would be maintained. Japanese stocks benefited from the government’s reflationary policy and the Bank of Japan’s additional monetary action to stimulate the economy. Developed markets were up strongly led by the U.S., Europe, and stocks that benefit from an improved economic environment. Emerging markets (EM) recovered some of their earlier losses but currency weakness continued to plague some EM countries. Although global equities generally posted gains, emerging markets and Japan underperformed on a relative basis. The divergence between developed and emerging markets continued during the last three months of the fiscal year despite a strong rebound by EM in February and March 2014. Financial and political instability in emerging markets drove up market volatility in January, sparking another sell-off in EM currencies and putting downward pressure on commodity prices. While developed markets were not immune to the negative impact volatility had on equity prices, better-than-expected economic data particularly in Europe and the U.S. and solid earnings reports provided support for developed markets. By contrast, emerging markets were grappling with growth concerns in China, financial turmoil in Argentina, Turkey, South Africa, and Russia, currency fluctuations, the negative effects of Fed tapering and tighter monetary policies, and elevated tensions between Russia and Ukraine. Despite these increased risks, emerging markets rebounded back strongly after some stabilization of the crisis in Ukraine and ended the first quarter of 2014 trailing developed markets by a much smaller margin; the MSCI EAFE Index returned 0.7% for the quarter and the MSCI Emerging Markets Index returned -0.4%.

In this environment, the Mercer Non-US Core Equity Fund outperformed the MSCI EAFE Index by 3.92% for the 12-month period ending March 31, 2014. The Fund benefitted from a bias to stocks with positive fundamental momentum, such as price momentum and company level fundamental improvement, such as earnings growth and margin expansion. Stock selection was strong in 7 of the 10 Global Industry Classification Standard sectors. Stock selection was particularly strong in the consumer discretionary, financial and industrials sectors. From a country perspective, the majority of outperformance was a result of positive selection in Western Europe, in particular, United Kingdom, Germany and Switzerland contributed positively to performance. Conversely, stock selection in Norway, Hong Kong and Spain detracted from performance. An allocation to emerging markets equity detracted from performance, in particular, overweights to Mexico and South Korea.

In aggregate, performance of the Fund’s sub-advisors was positive, with three of the four sub-advisors outperforming. In addition, American Century outperformed since joining the Fund in November 2013. Arrowstreet led all sub-advisors, by outperforming the index by 11.98%, as their style of investing in positively trending securities did well over the past fiscal year. Performance was driven primarily by security selection decisions, particularly in financials, information technology, industrials, and consumer discretionary. From a regional perspective, selection in the Western Europe region contributed positively to performance. Slightly offsetting the positive performance was the decision to overweight Japan and underweight Spain. Another strong contributor for the fiscal year was MFS. MFS outperformed from a sector perspective as a result of positive contributors from strong stock selection. Selection was strong in financials, industrials and telecommunication services. From a regional perspective, most of the value-add was driven by positions in the Asia Pacific region, particularly Japan. In addition, positions in Western Europe, led by strong stock selection in the United Kingdom and Switzerland, also added value. Slightly offsetting the positives was an overweight to health care and an underweight to utilities. Prior to termination in November, Echo Point was underperforming due to poor stock selection in the United Kingdom and an overweight to emerging markets equity. Since joining the Fund, American Century outperformed with positive selection in industrials and financials. Offsetting some of the positives was poor selection in health care and energy. Lingohr outperformed for the period, with positive performance due to sector allocation and selection decisions. Sector allocations were helped by underweighting consumer staples, and overweighting consumer discretionary. Selection was positive in consumer discretionary, financials and industrials. From a regional perspective, most of the outperformance was due to positive selection in the Western European Region, particularly in France, United Kingdom and Switzerland. Slightly offsetting the positive performance was an underweight to Japan in favor of overweights to China and Hong Kong.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts which involves special risks and may increase volatility due to the use of leverage and management of these sophisticated type instruments. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2014

Comparison of Change in Value of a $10,000 Investment in

Mercer Non-US Core Equity Shares vs. the

MSCI EAFE Index

As of March 31, 2014

This graph shows the performance of the Mercer Non-US Core Equity Fund Class Y-3 shares versus the MSCI EAFE Index from August 18, 2006, which is the inception date of the Fund, through March 31, 2014. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Core Fixed Income Fund (formerly Mercer Core Opportunistic Fixed Income Fund)

Investment Objective and Benchmark

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation. The benchmark for the Fund is the Barclays U.S. Aggregate Bond™ Index.

Investment Strategy

The Fund invests principally in investment grade fixed income securities, including government securities, corporate bonds and securitized bonds such as mortgage and asset-backed securities. The Fund may also invest in non-investment grade bonds, non-U.S. dollar denominated bonds, bonds issued by issuers located in emerging capital markets, and certain derivative instruments. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns or as a substitute for taking a position in an underlying asset.

Performance

For the fiscal year ended March 31, 2014, the Fund’s Y-3 share class performance was 0.44% compared to its benchmark return of -0.10%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2014, the Fund employed three sub-advisors, Dodge & Cox, Western Asset Management Company (WAMCO) and Pacific Investment Management Company LLC (PIMCO). MacKay Shields was terminated as a sub-advisor to the Fund on August 15, 2013. Dodge & Cox manages its allocated portion of the Fund with an extended investment horizon supported by fundamental research and a strict valuation discipline. Their process emphasizes security-level research and individual security and sector selection to build a high-average-quality portfolio that seeks incremental yield versus the broad market. WAMCO manages its allocated portion of the Fund using a diversified, tightly controlled, value-oriented portfolio. The firm’s management style emphasizes the use of multiple strategies and active sector rotation and issue selection, while constraining overall interest rate risk relative to the benchmark. PIMCO manages its allocated portion of the Fund using a blend of long-range macro-economic forecasts with shorter-term, bottom-up security selection focused on valuation. The firm uses sector rotation and duration targeting as primary drivers of performance within a disciplined, risk-controlled approach.

Market Commentary and Fund Performance

Over the one-year period ending March 31, 2014, fixed income market returns were slightly negative, reflecting price declines associated with rising interest rates. Intermediate long-term U.S. Treasury rates increased between 0.44% and 0.86% year-over-year (with significant interim volatility), while the short end of the yield curve remained anchored by the Federal Reserve’s (Fed) accommodative monetary policy. Interest rate volatility was largely the result of investor anticipation of (and reaction to) the Fed’s policy, particularly the timing and pace of potential tapering of its large asset purchase program, its third quantitative easing program (QE3).

Starting in early May, bond prices fell due in large part to speculation about the potential end of the Fed’s QE3 and the likelihood for such changes coming sooner than projected. Treasury yields climbed into the third quarter of 2013, with the ten-year reaching 3.0% in early September, until the Fed announced it would not taper its asset purchases until it saw further progress in economic conditions. This surprising development sent Treasury rates down substantially (and bond prices up) to a low of 2.50% in October. Later, solid economic news (including higher than expected Gross Domestic Product and better employment numbers) influenced the Fed’s announcement on December 18th to begin tapering asset purchases starting in January. Ten-year Treasury yields had been rising prior to this announcement and continued their climb, ending at a two-year high of 3.03%.

Returns from securities not backed by a U.S. Government guarantee were positive, as they benefitted from the market view of improving economic conditions and earned enough income to overcome the losses from rising rates. Corporate bonds in particular performed well, continuing the strong performance of the past several years. In addition, investment-grade corporate bond issuers were issuing a large amount of new debt to take advantage of very low funding rates. One example of

Mercer Core Fixed Income Fund (formerly Mercer Core Opportunistic Fixed Income Fund)

this was Verizon, which issued an unprecedented $49 billion of debt. As evidence of the market’s demand for corporate debt, the bond orders for this historic deal (the largest-ever bond issuance) were more than double the amount available. By the end of the period, the difference between corporate and Treasury yields was at its lowest level in years.

Given the uptrend in the U.S. Treasury curve (i.e., rates higher) working against the downward move in credit spreads (i.e., buyers pushing up prices for riskier assets) over the twelve months ending March 31, 2014, absolute returns in fixed income were close to zero. Spread sectors (i.e., non-Treasury securities) provided higher returns in relation to similar-duration Treasuries (i.e., excess returns) while registering much smaller gains in absolute terms. The Fund’s return was positive in both absolute terms and in relation to the Barclays U.S. Aggregate Bond Index for the period. The Fund benefited from its strategic overweight to spread sectors including an allocation to high yield that was the top performing sub-sector for the trailing twelve months. The Fund’s underweight to lower yielding U.S. Treasuries in the form of a shorter duration positioning or term structure bias (i.e. favoring certain maturities over others), relative to the index, contributed to performance at times.

The respective performance results of each sub-advisor correlated with their risk posture. Dodge & Cox’s bias towards corporate credit and avoidance of U.S. Treasuries, as well as a relatively shorter duration position, led them to have the strongest returns over the period. WAMCO’s more aggressive spread sector allocation also provided returns well ahead of the Fund’s benchmark. PIMCO’s relatively defensive top-down positioning was particularly helpful during periods of condensed risk-aversion but ended up underperforming the benchmark over the 12 months. MacKay slightly trailed its sector benchmark before their termination in August, but the high yield market itself outperformed broad market fixed income, prompting MacKay to surpass the Fund’s benchmark and benefitting the Fund. Strategic and/or tactical underweights to lower yielding US Treasuries in the form of a shorter duration stance or term structure bias (i.e. favoring certain maturities over others), relative to benchmarks proved beneficial as rates rose over the period.

Risk Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in more aggressive investments such as foreign securities which may expose the Fund to currency and exchange rate fluctuations, derivatives (futures, options, swaps), high yield debt (also known as junk bonds) and asset-backed type securities, (mortgage-backed securities and collateralized-loan obligations) all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub- advisors to allocate assets.

Mercer Funds

March 31, 2014

Comparison of Change in Value of a $10,000 Investment in

Mercer Core Fixed Income1 Shares vs. the

Barclays U.S. Aggregate Bond™ Index

As of March 31, 2014

This graph shows the performance of the Mercer Core Fixed Income Fund1 Class Y-3 shares versus the Barclays US Aggregate Bond™ Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2014. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

[1]	Formerly known as Mercer Core Opportunistic Fixed Income Fund.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Opportunistic Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The Fund’s primary benchmark is the Bank of America Merrill Lynch Global High Yield 2% Constrained Index. The Fund’s secondary benchmark is a blended benchmark consisting of 50% JP Morgan Government Bond Index — Emerging Markets Global Diversified and 50% Bank of America Merrill Lynch Global High Yield 2% Constrained Index.

Investment Strategy

The Fund invests principally in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography, issuer type, quality and currency denomination. The Fund may invest in derivatives such as futures (including among others, interest rate futures, swaps (currency, interest rate, credit default and total return), forwards, options, and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, risk management, efficient portfolio management, enhance total returns, or as a substitute for taking position in the underlying asset.

Performance*

For the fiscal ended March 31, 2014, the Fund’s Y-3 share class performance was 7.00% compared to its primary benchmark return of 8.53% and secondary benchmark return of 6.03%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2014, the Fund employed two sub-advisors, Franklin Advisers, Inc. (“Franklin”) and Investec Asset Management US Limited (“Investec”). In managing its allocated portion of the Fund’s portfolio, Franklin will typically invest in non-investment grade securities issued globally. Franklin is a research driven, fundamental investor that relies on a team of analysts to provide in-depth industry expertise, using both qualitative and quantitative analysis to evaluate issuers. Although bottom-up security selection forms the core part of Franklin’s process, it uses industry attractiveness when selecting investments. In managing its allocated portion of the Fund’s portfolio, Investec will invest in public sector, sovereign and corporate bonds issued by emerging market borrowers and those denominated in local emerging market currencies. Investec’s portfolio construction process promotes allocation to countries and currencies identified based on economic fundamentals, valuations and market price behavior.

Market Commentary and Fund Performance

For the seven month period since the Fund’s inception on August 21, 2013 and ending March 31, 2014, fixed income markets experienced a volatile period driven by a few broad underlying factors: the uncertainty and the eventual tapering of the third quantitative easing program (QE3) in the U.S.; an improving global macroeconomic backdrop; pockets of weakness in select emerging market economies; large currency swings in the emerging markets; and geopolitical risk with the Russian annexation of Crimea being the latest example. Riskier fixed income securities showed a mixed response with the global high yield markets rising 8.53% over this time period while local currency emerging markets debt rose by 3.44%.

The global high yield market performed well during this period, outperforming most other interest-rate sensitive fixed income market sectors. The global high yield market benefited from the low yield environment since the 2008 financial crisis, with the overall market in positive territory for all seven months of the period. Although the increase in the U.S. Treasury interest rates was somewhat negative, high yield sectors benefitted from the improving U.S. economic outlook. Global high yield market spreads tightened by over 1.15%, ending the fiscal year period at a near historical low spread of 4.02%. Despite the expensive valuation, credit market outlooks remained relatively stable with low default rates and strong interest coverage ratios. Given the significant refinancing activity that has taken place in the market over the last few years, the maturities of a number of issues have been extended and only a small percentage of outstanding global high yield debt matures over the next few years.

Local emerging markets debt experienced a volatile environment during this period. Much of it was driven by currency swings as a result of the tapering. The QE3 pushed interest rates to historically low levels which lifted emerging markets as

Mercer Opportunistic Fixed Income Fund

investors searched for higher returns while supplying the world with dollar liquidity. With the tapering of QE3 now in process, these flows have started to reverse over this time period, leading to currency swings. This is having a greater effect for the countries that have the highest current account deficits, and therefore leading to the new term: “Fragile Five” denoting the five countries (India, Indonesia, Brazil, South Africa and Turkey) that fit that category. Given this dynamic, as well as political tensions in Turkey, Thailand and Russia, there was a wide dispersion in regional and country returns.

In this environment, the Mercer Opportunistic Fixed Income Fund underperformed its primary benchmark by 1.53% but outperformed its secondary benchmark by 0.97% for the 7-month period ending March 31, 2014. The Fund underperformed its primary benchmark because the global high yield market performed better compared to the local emerging markets debt. Since the Fund invests in both global high yield and local emerging markets debt, the comparison to the secondary benchmark is meaningful.

In aggregate, both sub-advisors outperformed the respective benchmarks during this period. Franklin outperformed the Bank of America Merrill Lynch Global High Yield Index by over 2.2%, driven primarily by strong security selection while industry allocation also contributed positively. Franklin’s underweight quality position has worked well during the period as the supply/demand dynamics was favorable for the high yield market with lower rated names outpacing BB-rated names. Investec outperformed the JP Morgan Government Bond Index — Emerging Markets Global Diversified Index by 0.87% during this period. All of the outperformance came in the first month following the Fund’s launch while Investec has since underperformed slightly over the subsequent two quarters. The underperformance was driven by poor duration positioning that led to negative performance from local rates while currency selection was somewhat positive although it was a period with dramatic currency swings. The outperformance in the first month of the Fund’s inception was driven by both positive currency selection and local rates positioning although country selection was a slight detractor.

Risk Considerations

The Fund invests in non-investment grade and emerging market fixed income securities which involves certain risks such as higher volatility, currency fluctuation, political and social instability and reduced market liquidity. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, call and interest rate risk. The Fund may invest in more aggressive investments such as derivatives (futures, options, swaps) all of which may cause greater volatility and less liquidity. Derivatives are more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

*	The Fund commenced investment operations on August 21, 2013.

Mercer Funds

March 31, 2014

Comparison of Change in Value of a $10,000 Investment in

Mercer Opportunistic Fixed Income Shares vs. the

Bank of America ML Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index1

As of March 31, 2014

This graph shows the performance of the Mercer Opportunistic Fixed Income Fund Class Y-3 shares versus the Bank of America ML Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index1 from August 21, 2013, which is the inception date of the Fund, through March 31, 2014. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

1 The Mercer Opportunistic Fixed Income Fund’s Secondary Index is a blended benchmark consisting of 50% JP Morgan Government Bond Index — Emerging Markets Global Diversified USD Unhedged and 50% Bank of America ML Global High Yield 2% Constrained Index Unhedged.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Emerging Markets Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI Emerging Markets Index.

Investment Strategy

The Fund invests principally in equity securities of large, medium and small capitalization companies, located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European and Global Depository receipts. Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2014, the Fund’s Y-3 share class performance was -2.61% compared to its benchmark return of -1.43%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2014, the Fund employed four sub-advisors, AQR Capital Management, LLC (AQR), Kleinwort Benson Investors International Ltd. (KBI), Investec Asset Management US Limited (Investec) and Vontobel Asset Management, Inc. (Vontobel). Investec was added to the Fund as a sub-advisor on October 29, 2013.

AQR employs a systematic, research-driven investment approach focused on sourcing alpha (i.e., excess return relative to the benchmark) from currency, country and security selection strategies. AQR’s proprietary investment process uses fundamental factors, such as value, momentum and quality within the alpha models. AQR uses quantitative tools to construct optimized portfolios based on this diversified set of fundamental factors, along with estimates of risk and transactions costs. KBI manages a systematic process focusing on quality firms growing their dividend yield. The portfolio construction process uses sector and region constraints to minimize uncompensated risks to ensure the majority of risk is associated with the alpha model. Investec uses a 4-Factor Model comprised of Strategy, Value, Earnings and Technicals, to build its portfolio. Investec’s strategy looks for high quality, attractively valued companies which have improving operating performance and are receiving increasing investor attention. Vontobel uses a fundamental process to identify high quality, sustainable growth companies in businesses with high barrier to entry. Vontobel’s risk management process focused on capital preservation and manages risk in absolute terms.

Market Commentary and Fund Performance

Notwithstanding some short-term weakness along the way, global equity markets, as measured by the MSCI World Index, rallied and returned 19.1% during the 12-month period ending March 31, 2014. U.S. equities were the market leaders with the S&P 500 Index up 21.9% for the fiscal year. The MSCI EAFE Index and MSCI Emerging Markets Index returned 17.6% and -1.4%, respectively, over the same time period.

In an environment where equity markets across the globe increased by over double-digits, emerging markets was the only laggard, trailing the developed markets by over 20.5%. Much of the increase in the global equity market was fueled by loose monetary policies across much of the developed markets, particularly in the U.S. with quantitative easing (QE3) and most recently in Japan with the Bank of Japan announcing an aggressive $1.4 trillion stimulus that will double its monetary base by 2014. The increase in returns of developed markets was also driven by improving U.S. employment numbers, recovery in the housing market and signs of an overall improving global economy.

Looking into the actual performance of the emerging markets, the -1.4% return of the Emerging Markets Index for the fiscal year understates the volatile period with few sharp swings in the market driven by the risk-on/risk-off mentality. Overall, there are two key factors that contributed to the poor performance of the emerging markets — the actual tapering, as well as the uncertainty over the tapering, of the QE3 in the U.S. and the slowing growth in the major emerging economies of China,

Mercer Emerging Markets Equity Fund

Brazil and India. QE3 pushed interest rates to historically low levels which led to gains in the emerging markets as investors searched for higher returns while supplying the world with dollar liquidity. With the tapering of QE3 now in process, these flows have started to reverse during the year, leading to currency swings. This is having a greater effect for the countries that have the highest current account deficits, and therefore leading to the new term: “Fragile Five” denoting the five countries (India, Indonesia, Brazil, South Africa and Turkey) that fit that category.

Fears of a slow-down in growth in China and potential Chinese credit bubble continue to remain in the market. There is a wide acceptance in the market that the new leadership in China is willing to accept short-term underperformance in order to make structural reforms and lead the transition from an investment led economy to a more consumer driven economy. Given China’s significance in emerging markets and the global economy overall, any slowdown will have spillover effects as it is the second largest economy in the world and the largest exporter to many developing economies. A key risk in the emerging market is geo-political risk, with the Russian annexation of Crimea being the latest example. Unexpected events such as this can have a significant impact on the market and result in sharp asset price adjustments. Although emerging markets as a whole were broadly affected by a few underlying macro drivers, there was dispersion in performance across the various countries, with Emerging Markets Europe & the Middle East declining by 8.3% and Emerging Markets Latin America declining by 13.7%. Emerging Markets Asia rose by 3%.

In this environment, the Mercer Emerging Markets Equity Fund underperformed the MSCI Emerging Markets Index by 1.18% for the 12-month period ending March 31, 2014. Much of the underperformance was driven by the Fund’s defensive positioning that targets sustainable levels of profitability and positive exposures to defensive sectors. Whereas this defensive position helped the Fund outperform last year, it resulted in an underperformance for the year. Stock selection was negative overall, particularly within materials, energy and financials. Country selection and currency effect were major detractors for the Fund, particularly in India, where the Fund had a large overweight position. India is one of the Fragile Five countries and the Indian Rupee declined during the fiscal year before correcting somewhat in the last quarter.

In aggregate, performance of the Fund’s sub-advisors was mixed with two of the four sub-advisors outperforming against the benchmark. AQR and KBI were the two managers that outperformed over this time period. AQR uses three distinct stock selection models that have worked well during this period with only one quarter of underperformance. Currency selection accounted for the majority of the outperformance, much of it coming in the second and third quarters of 2013 when there was a sharp volatility in the market as a result of currency movement. KBI’s dividend focus style of investing that is generally more conservative resulted in slight outperformance over the period. The primary driver of KBI’s outperformance was positive security selection in information technology, materials and consumer staples. KBI’s overweight position in Taiwan also contributed positively to performance while its overweight position in China was a slight detractor. Vontobel, which was the largest contributor to outperformance last year, was the largest detractor this year. As noted earlier, Vontobel’s style of focusing on high quality, sustainable growth businesses did not do well over the year. Performance was driven by both sector and selection decisions. Security selection was particularly weak in materials while poor sector allocations were driven by overweight in consumer staples and underweight in information technology. From a regional perspective, Vontobel’s stock selection in Mexico and underweight position in Taiwan detracted from performance. Investec was added to the Fund in order to lower the defensive bias of the Fund. The strategy worked well initially as Investec outperformed the MSCI Emerging Markets Index in the first two months. However, it has underperformed in the first quarter of 2014 with financials, industrials and services being the major sector detractors in this period. From a regional perspective, underweight to South Africa and overweight to Russia and China were the major drivers of underperformance during the quarter.

Risk Considerations

The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as mortgage- and asset-backed securities and derivatives (futures, forwards, options, swaps) all of which may cause greater volatility and less liquidity. Derivatives are more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

March 31, 2014

Comparison of Change in Value of a $10,000 Investment in

Mercer Emerging Markets Equity Shares vs. the

MSCI Emerging Markets Index

As of March 31, 2014

This graph shows the performance of the Mercer Emerging Markets Equity Fund Class Y-3 shares versus the MSCI Emerging Markets Index from May 1, 2012, which is the inception date of the Fund, through March 31, 2014. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Global Low Volatility Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI World Index.

Investment Strategy

The Fund invests principally in equity securities of U.S. and foreign issuers, of large, medium and small capitalization companies. Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2014, the Fund’s Y-3 share class performance was 14.40% compared to its benchmark return of 19.07%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2014, the Fund employed three sub-advisors, Acadian Asset Management LLC (Acadian), MFG Asset Management (MFG) and First Eagle Investment Management, LLC (First Eagle). Acadian’s process uses both risk analysis and stock forecasts to create the portfolio. The process uses a risk model to determine the systematic risk and the level of volatility of each stock in the investable universe. Once a stock’s risk is determined, Acadian uses its stock forecast model as an overlay to determine the optimal mix of securities. The security return forecasting model incorporates five categories including value, growth, risk, macroeconomic, and technical factors. MFG screens the universe of investable global stocks to identify high quality companies based on key quality criteria: the sustainability of a company’s competitive advantages; the predictability and reliability of future cash flows and earnings; the extent to which management will act in the best interest of shareholders; and re-investment potential. MFG then evaluates investment opportunities quantitatively incorporating both long-term intrinsic value and three-year forecast total shareholder returns using MFG’s proprietary forecasts. Portfolio construction is determined by each stock’s ranking based on the qualitative assessment of the key criteria, the quantitative assessment driven by valuation, and detailed macroeconomic research within a robust risk management framework. From time to time, MFG may hold up to 20% of its portion of the Fund in cash if warranted by their assessment of the macro environment. First Eagle can be broadly characterized as value in approach, looking to identify companies selling at a discount to intrinsic value with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). First Eagle’s primary valuation measure is the ratio of enterprise value to normalized earnings before interest and taxes, although other metrics can be applied depending on the company or industry. If stocks are deemed too expensive, based on their bottom up valuation analysis, cash or bonds will be held instead, up to 20% of its portion of the Fund. In addition, a gold exposure is maintained (both through gold-backed exchange traded funds and the equities of gold mining companies), with the view that it is a potential portfolio hedge.

Market Commentary and Fund Performance

Notwithstanding some short-term weakness along the way, global equity markets, as measured by the MSCI World Index, rallied and returned 19.1% during the 12-month period ending March 31, 2014. U.S. equities were the market leaders with the S&P 500 Index up 21.9% for the fiscal year. The MSCI EAFE Index and MSCI Emerging Markets Index returned 17.6% and -1.4%, respectively, over the same time period.

Global equities started the fiscal year well as central banks around the world remained committed to maintaining low interest rate policies. However, the rally stalled on soft economic data, particularly in emerging markets where local currency weakness contributed to losses. Lower-than-expected Gross Domestic Product forecasts and signs of stress in China’s financial system also weighed heavily on emerging markets. The European economy remained in recession with weak data reported out of core economies such as Germany. Unemployment in Europe rose to a record high of 12.2% in May; and in June, European Central Bank (ECB) President Mario Draghi confirmed that the ECB would continue to support the European economy with low interest rates. Volatility spiked up in June as firm economic data in the U.S. led the Federal Reserve (Fed)

Mercer Global Low Volatility Equity Fund

to announce that it would reduce its asset purchases and end the quantitative easing program (QE3) by mid-2014. However, the downward revision of first quarter U.S. GDP from 2.4% to 1.8% suggested that the proposed wind down of QE3 may be premature. May and June 2013 were difficult months for international equities as the MSCI EAFE Index fell -5.9% and the MSCI Emerging Markets Index lost -8.8% over the 2-month period. U.S. equities fared much better, with the S&P 500 Index returning 1.0% during the same 2-month span.

Positive economic data and strong earnings from the corporate sector helped equities climb higher over the next 6 months, from July to December 2013. European markets rose sharply, reflecting signals of a stabilizing job market, improving consumer confidence, and increasing regional manufacturing activity. Concerns over a shift in Fed policy that negatively impacted the markets during the previous two months started to dissipate; and the appointment of Janet Yellen as the new Fed Chairman suggested to the market that the Fed’s easy monetary policy would be maintained. Japanese stocks benefited from the government’s reflationary policy and the Bank of Japan’s additional monetary action to stimulate the economy. Developed markets were up strongly, led by the U.S., Europe, and stocks that benefit from an improved economic environment. Although global equities generally posted gains, emerging markets (EM) and Japan underperformed on a relative basis. Financial and political instability in emerging markets drove up market volatility in January, sparking another sell-off in EM currencies and putting downward pressure on commodity prices. While developed markets were not immune to the negative impact volatility had on equity prices, better-than-expected economic data particularly in Europe and the U.S. and solid earnings reports provided support for developed markets. The divergence between international and U.S. equity markets continued during the last three months of the fiscal year with the S&P 500 Index up 1.8% versus the MSCI EAFE Index’s return of 0.7%. Global equities, as measured by the MSCI World Index, rose to an overall gain of 1.3% for the quarter.

In this environment, the Mercer Global Low Volatility Equity Fund returned 14.4%, underperforming the MSCI World Index by 4.7% for the 12-month period ending March 31, 2014. The Fund’s defensive posture — Acadian’s focus on low volatility stocks and First Eagle’s strategic weight to gold and cash — was a drag on relative performance during the fiscal year. The majority of relative underperformance was during the third and fourth calendar quarters of 2013; the Fund returned an 11.6% gain while the MSCI World Index rose 16.8% during the 6-month period. The defensive sector allocations such as overweight positions in consumer staples, a gold-backed exchange traded fund, and utilities detracted from performance. In addition, unfavorable security selection in consumer discretionary, utilities, and materials contributed negatively to performance. From a country perspective, negative selection in the U.S., United Kingdom, and France also hurt relative performance. Offsetting some of the negatives was strong stock selection in technology and industrials and underweight positions in sector laggards, energy and materials.

All three of the Fund’s sub-advisors underperformed the MSCI World Index during the fiscal year ending March 31, 2014. The largest driver of underperformance was Acadian, whose focus on low volatility stocks was a hindrance as higher volatility stocks outperformed on a relative basis. Sector decisions that drove relative underperformance were the large overweight positions in consumer staples and utilities as well as underweight positions in technology, consumer discretionary, and financials. Poor stock selection in utilities, financials, and telecom services also hurt performance. From a regional perspective, Acadian’s positioning in North America was the biggest detractor from performance. MFG underperformed the MSCI World benchmark during the fiscal year but was the best performing sub-advisor on a relative basis. Underperformance was driven by both sector and security selection decisions. Security selection was weak in consumer discretionary and consumer staples. MFG’s overweight to consumer staples and underweight to industrials also detracted from performance. First Eagle lagged the MSCI World benchmark, with the majority of underperformance driven by a strategic allocation to gold and a tactical allocation to cash which both underperformed during the equity market rally of the last fiscal year. Offsetting some of the negative performance was strong security selection in industrials, technology, and consumer discretionary.

Risk Considerations

The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as mortgage- and asset-backed securities and derivatives (futures, options, swaps) all of which may cause greater volatility and less liquidity. Derivatives are more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2014

Comparison of Change in Value of a $10,000 Investment in

Mercer Global Low Volatility Equity Shares vs. the

MSCI World Index

As of March 31, 2014

This graph shows the performance of the Mercer Global Low Volatility Equity Fund Class Y-3 shares versus the MSCI World Index from November 6, 2012, which is the inception date of the Fund, through March 31, 2014. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Large Cap Growth Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	COMMON STOCKS — 98.1%

	Aerospace & Defense — 0.6%

8,452	Boeing Co. (The)	1,060,641
9,950	United Technologies Corp.	1,162,558

		2,223,199

	Agriculture — 3.8%

96,914	Monsanto Co.	11,025,906
29,910	Philip Morris International, Inc.	2,448,731

		13,474,637

	Airlines — 0.5%

53,798	Delta Air Lines, Inc.	1,864,101

	Apparel — 2.1%

66,901	NIKE, Inc. Class B	4,941,308
16,601	Ralph Lauren Corp.	2,671,599

		7,612,907

	Auto Manufacturers — 0.5%

48,973	General Motors Co.	1,685,651

	Auto Parts & Equipment — 0.3%

19,400	BorgWarner, Inc.	1,192,518

	Banks — 1.1%

34,959	Comerica, Inc.	1,810,876
45,856	Wells Fargo & Co.	2,280,878

		4,091,754

	Beverages — 0.9%

60,475	Coca-Cola Co. (The)	2,337,963
9,740	PepsiCo, Inc.	813,290

		3,151,253

	Biotechnology — 4.9%

24,000	Alexion Pharmaceuticals, Inc.*	3,651,120
12,500	Amgen, Inc.	1,541,750
18,145	Biogen Idec, Inc.*	5,550,011
23,346	Celgene Corp.*	3,259,102
12,900	Incyte Corp.*	690,408
9,300	Regeneron Pharmaceuticals, Inc.*	2,792,604

		17,484,995

	Chemicals — 1.9%

19,420	Ecolab, Inc.	2,097,166
10,192	LyondellBasell Industries NV Class A	906,476
7,157	PPG Industries, Inc.	1,384,593

28	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Chemicals — continued

5,268	Praxair, Inc.	689,950
8,373	Sherwin-Williams Co. (The)	1,650,570

		6,728,755

	Commercial Services — 4.6%

8,460	Alliance Data Systems Corp.*	2,304,927
20,250	Mastercard, Inc. Class A	1,512,675
4,900	McKesson Corp.	865,193
54,149	Visa, Inc. Class A	11,688,603

		16,371,398

	Computers — 3.2%

19,385	Apple, Inc.	10,404,705
22,800	Cognizant Technology Solutions Corp. Class A*	1,153,908

		11,558,613

	Cosmetics & Personal Care — 0.5%

8,100	Estee Lauder Cos. (The), Inc. Class A	541,728
15,412	Procter & Gamble Co. (The)	1,242,207

		1,783,935

	Distribution & Wholesale — 0.5%

35,365	Fastenal Co.	1,744,202

	Diversified Financial Services — 4.1%

27,808	American Express Co.	2,503,554
5,520	BlackRock, Inc.	1,735,930
120,400	Charles Schwab Corp. (The)	3,290,532
25,618	CIT Group, Inc.	1,255,794
9,424	IntercontinentalExchange Group, Inc.	1,864,350
16,300	JPMorgan Chase & Co.	989,573
36,900	Morgan Stanley	1,150,173
17,345	Raymond James Financial, Inc.	970,106
13,465	T. Rowe Price Group, Inc.	1,108,843

		14,868,855

	Electric — 0.9%

26,431	Dominion Resources, Inc.	1,876,337
13,573	NextEra Energy, Inc.	1,297,850

		3,174,187

	Food — 1.1%

18,269	Kraft Foods Group, Inc. Class A	1,024,891
26,585	Unilever NV	1,093,175
34,501	Whole Foods Market, Inc.	1,749,546

		3,867,612

See accompanying Notes to the Financial Statements.	29

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Health Care - Products — 1.2%

5,100	Intuitive Surgical, Inc.*	2,233,749
21,412	Johnson & Johnson	2,103,301

		4,337,050

	Health Care - Services — 0.9%

14,118	DaVita HealthCare Partners, Inc.*	972,025
26,873	UnitedHealth Group, Inc.	2,203,317

		3,175,342

	Insurance — 0.3%

10,427	Aon Plc	878,787

	Internet — 15.5%

31,401	Amazon.Com, Inc.*	10,567,065
29,935	Baidu, Inc., Sponsored ADR*	4,561,495
17,010	Check Point Software Technologies, Ltd.*	1,150,386
41,379	eBay, Inc.*	2,285,776
82,500	Facebook, Inc. Class A*	4,969,800
15,793	Google, Inc. Class A*	17,601,457
18,760	LinkedIn Corp. Class A*	3,469,474
740	Netflix, Inc.*	260,502
6,928	priceline.com, Inc.*	8,257,414
31,600	Splunk, Inc.*	2,259,084
3,300	TripAdvisor, Inc.*	298,947

		55,681,400

	Lodging — 1.3%

38,800	Hilton Worldwide Holdings, Inc.*	862,912
36,000	Las Vegas Sands Corp.	2,908,080
3,300	Wynn Resorts, Ltd.	733,095

		4,504,087

	Machinery - Diversified — 0.2%

4,314	Rockwell Automation, Inc.	537,309

	Media — 4.0%

19,900	CBS Corp. Class B	1,229,820
53,137	Comcast Corp. Class A	2,657,913
35,800	Liberty Global Plc Series C*	1,457,418
50,122	Nielsen Holdings NV	2,236,945
106,039	Twenty-First Century Fox, Inc.	3,390,067
40,295	Walt Disney Co. (The)	3,226,420

		14,198,583

	Metal Fabricate & Hardware — 1.4%

20,321	Precision Castparts Corp.	5,136,336

30	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Miscellaneous - Manufacturing — 3.0%

75,248	Danaher Corp.	5,643,600
31,407	Eaton Corp. Plc	2,359,294
35,200	General Electric Co.	911,328
21,143	Honeywell International, Inc.	1,961,224

		10,875,446

	Oil & Gas — 2.9%

29,037	Noble Energy, Inc.	2,062,788
17,821	Occidental Petroleum Corp.	1,698,163
3,800	Pioneer Natural Resources Co.	711,132
36,384	Range Resources Corp.	3,018,781
64,400	Southwestern Energy Co.*	2,963,044

		10,453,908

	Oil & Gas Services — 3.7%

18,342	Cameron International Corp.*	1,132,985
40,600	FMC Technologies, Inc.*	2,122,974
31,600	National Oilwell Varco, Inc.	2,460,692
78,845	Schlumberger, Ltd.	7,687,388

		13,404,039

	Pharmaceuticals — 6.1%

27,562	Abbott Laboratories	1,061,413
8,553	Allergan, Inc.	1,061,427
53,071	BioMarin Pharmaceutical, Inc.*	3,619,973
57,816	Bristol-Myers Squibb Co.	3,003,541
37,654	Express Scripts Holding Co.*	2,827,439
67,111	Gilead Sciences, Inc.*	4,755,486
17,991	Perrigo Co. Plc	2,782,488
29,069	Pfizer, Inc.	933,696
16,919	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	894,000
36,300	Zoetis, Inc.	1,050,522

		21,989,985

	Pipelines — 0.3%

38,088	Kinder Morgan, Inc.	1,237,479

	REITS — 0.4%

19,400	American Tower Corp. REIT	1,588,278

	Retail — 11.1%

7,820	Chipotle Mexican Grill, Inc.*	4,442,151
38,139	Costco Wholesale Corp.	4,259,363
71,881	CVS Caremark Corp.	5,381,012
20,200	Dollar General Corp.*	1,120,696
12,981	Family Dollar Stores, Inc.	753,028
24,376	Home Depot, Inc. (The)	1,928,873
65,714	Lowe’s Cos., Inc.	3,213,415

See accompanying Notes to the Financial Statements.	31

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Retail — continued

17,369	McDonald’s Corp.	1,702,683
24,941	Michael Kors Holdings, Ltd.*	2,326,247
15,499	Nordstrom, Inc.	967,912
6,883	O’Reilly Automotive, Inc.*	1,021,368
3,814	Panera Bread Co. Class A*	673,057
15,323	Ross Stores, Inc.	1,096,361
95,142	Starbucks Corp.	6,981,520
26,336	Ulta Salon Cosmetics & Fragrance, Inc.*	2,567,233
19,406	Wal-Mart Stores, Inc.	1,483,201

		39,918,120

	Semiconductors — 2.8%

48,400	Applied Materials, Inc.	988,328
82,100	ARM Holdings Plc, Sponsored ADR	4,184,637
37,940	ASML Holding NV, ADR	3,542,078
29,226	Texas Instruments, Inc.	1,378,006

		10,093,049

	Software — 6.4%

11,900	athenahealth, Inc.*	1,906,856
61,500	Cerner Corp.*	3,459,375
22,022	Informatica Corp.*	831,991
11,748	Intuit, Inc.	913,172
51,821	Microsoft Corp.	2,124,143
97,443	Oracle Corp.	3,986,393
105,800	Salesforce.com, Inc.*	6,040,122
8,900	ServiceNow, Inc.*	533,288
22,242	VMware, Inc. Class A*	2,402,581
6,975	Workday, Inc. Class A*	637,724

		22,835,645

	Telecommunications — 2.8%

17,669	Crown Castle International Corp.	1,303,619
37,625	Juniper Networks, Inc.*	969,220
56,332	QUALCOMM, Inc.	4,442,341
14,200	SBA Communications Corp. Class A*	1,291,632
39,129	Verizon Communications, Inc.	1,861,367

		9,868,179

	Transportation — 2.3%

4,470	Genesee & Wyoming, Inc. Class A*	435,020
42,200	Union Pacific Corp.	7,919,252

		8,354,272

	TOTAL COMMON STOCKS (COST $264,546,422)	351,945,866

32	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.3%

		Bank Deposit — 1.3%

4,741,760		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/14	4,741,760

		TOTAL SHORT-TERM INVESTMENTS (COST $4,741,760)	4,741,760

		TOTAL INVESTMENTS — 99.4% (Cost $269,288,182)	356,687,626

		Other Assets and Liabilities (net) — 0.6%	2,174,610

		NET ASSETS — 100.0%	$358,862,236

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

See accompanying Notes to the Financial Statements.	33

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

March 31, 2014

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	98.1
Short-Term Investments	1.3
Other Assets and Liabilities (net)	0.6

100.0%

34	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	COMMON STOCKS — 99.2%

	Advertising — 0.1%

6,694	Omnicom Group, Inc.	485,984

	Aerospace & Defense — 2.6%

27,364	L-3 Communications Holdings, Inc.	3,233,056
9,965	Lockheed Martin Corp.	1,626,687
29,053	Northrop Grumman Corp.	3,584,559
13,590	Raytheon Co.	1,342,556

		9,786,858

	Agriculture — 0.9%

20,790	Archer-Daniels-Midland Co.	902,078
23,084	Lorillard, Inc.	1,248,383
8,572	Philip Morris International, Inc.	701,790
9,444	Reynolds American, Inc.	504,498

		3,356,749

	Airlines — 1.5%

35,400	American Airlines Group, Inc.*	1,295,640
123,180	Delta Air Lines, Inc.	4,268,187

		5,563,827

	Auto Manufacturers — 2.2%

123,430	General Motors Co.	4,248,460
14,270	PACCAR, Inc.	962,369
27,100	Toyota Motor Corp., Sponsored ADR	3,059,590

		8,270,419

	Auto Parts & Equipment — 0.5%

9,490	Johnson Controls, Inc.	449,067
14,710	Lear Corp.	1,231,521

		1,680,588

	Banks — 7.5%

398,300	Bank of America Corp.	6,850,760
23,580	BB&T Corp.	947,208
38,220	Capital One Financial Corp.	2,949,055
22,140	Comerica, Inc.	1,146,852
118,660	Fifth Third Bancorp	2,723,247
52,075	Grupo Financiero Santander Mexico SAB de CV Class B, ADR‡	640,002
13,020	PNC Financial Services Group, Inc.	1,132,740
42,660	Regions Financial Corp.	473,953
12,870	State Street Corp.	895,108
23,700	SunTrust Banks, Inc.	943,023
182,297	Wells Fargo & Co.	9,067,453

		27,769,401

See accompanying Notes to the Financial Statements.	35

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Beverages — 1.4%

94,080	Coca-Cola Enterprises, Inc.	4,493,261
8,280	PepsiCo, Inc.	691,380

		5,184,641

	Biotechnology — 0.5%

16,334	Amgen, Inc.	2,014,636

	Building Materials — 0.4%

8,740	Martin Marietta Materials, Inc.	1,121,779
10,630	Owens Corning	458,897

		1,580,676

	Chemicals — 1.4%

5,080	CF Industries Holdings, Inc.	1,324,051
50,590	Dow Chemical Co. (The)	2,458,168
6,464	PPG Industries, Inc.	1,250,526

		5,032,745

	Commercial Services — 2.2%

21,192	ADT Corp. (The)	634,700
17,155	Apollo Group, Inc. Class A*	587,387
27,791	H&R Block, Inc.	839,010
35,160	Hertz Global Holdings, Inc.*	936,663
18,735	McKesson Corp.	3,308,039
120,871	Western Union Co. (The)	1,977,450

		8,283,249

	Computers — 4.6%

5,480	Apple, Inc.	2,941,335
127,980	Brocade Communications Systems, Inc.*	1,357,868
80,810	EMC Corp.	2,215,002
14,650	NetApp, Inc.	540,585
108,166	Seagate Technology Plc	6,074,603
42,550	Western Digital Corp.	3,906,941

		17,036,334

	Cosmetics & Personal Care — 0.1%

23,840	Avon Products, Inc.	349,018

	Diversified Financial Services — 11.9%

37,119	Ameriprise Financial, Inc.	4,085,688
78,289	Berkshire Hathaway, Inc. Class B*	9,783,776
42,800	Blackstone Group (The), LP	1,423,100
162,653	Citigroup, Inc.	7,742,283
26,235	Discover Financial Services	1,526,615
15,185	Goldman Sachs Group, Inc. (The)	2,488,062
15,110	Invesco, Ltd.	559,070
177,872	JPMorgan Chase & Co.	10,798,609

36	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Diversified Financial Services — continued

54,800	KKR & Co., LP	1,251,632
35,210	Morgan Stanley	1,097,496
22,240	Santander Consumer USA Holdings, Inc.*	535,539
75,242	SLM Corp.	1,841,924
26,510	TD Ameritrade Holding Corp.	900,015

		44,033,809

	Electric — 1.2%

94,900	AES Corp.	1,355,172
25,245	FirstEnergy Corp.	859,087
7,120	NextEra Energy, Inc.	680,815
42,950	NRG Energy, Inc.	1,365,810

		4,260,884

	Electronics — 0.6%

10,890	Agilent Technologies, Inc.	608,969
22,753	Koninklijke Philips Electronics NV, ADR	799,996
12,697	TE Connectivity, Ltd.	764,486

		2,173,451

	Entertainment — 0.1%

13,765	Six Flags Entertainment Corp.	552,665

	Food — 0.9%

47,162	Koninklijke Ahold NV, Sponsored ADR	877,213
11,265	Kroger Co. (The)	491,717
44,605	Tyson Foods, Inc. Class A	1,963,066

		3,331,996

	Forest Products & Paper — 0.2%

18,695	International Paper Co.	857,727

	Hand & Machine Tools — 0.1%

5,955	Stanley Black & Decker, Inc.	483,784

	Health Care - Products — 1.8%

15,205	Covidien Plc	1,120,000
29,164	Johnson & Johnson	2,864,780
15,750	Medtronic, Inc.	969,255
14,846	St. Jude Medical, Inc.	970,780
8,080	Zimmer Holdings, Inc.	764,206

		6,689,021

	Health Care - Services — 1.3%

9,070	Aetna, Inc.	679,978
2,915	Laboratory Corp. of America Holdings*	286,282
29,858	Quest Diagnostics, Inc.	1,729,375
5,790	UnitedHealth Group, Inc.	474,722

See accompanying Notes to the Financial Statements.	37

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Health Care - Services — continued

15,000	WellPoint, Inc.	1,493,250

		4,663,607

	Insurance — 5.5%

25,900	ACE, Ltd.	2,565,654
31,220	Allstate Corp. (The)	1,766,427
22,340	American International Group, Inc.	1,117,223
23,555	Cigna Corp.	1,972,260
1,776	Everest Re Group, Ltd.	271,817
28,900	Hartford Financial Services Group, Inc. (The)	1,019,303
58,240	ING US, Inc.	2,112,365
24,500	Lincoln National Corp.	1,241,415
114,540	MetLife, Inc.	6,047,712
9,700	Prudential Financial, Inc.	821,105
7,930	Travelers Cos. (The), Inc.	674,843
15,370	Validus Holdings, Ltd.	579,603

		20,189,727

	Internet — 0.9%

15,200	Check Point Software Technologies, Ltd.*	1,027,976
570	Google, Inc. Class A*	635,271
7,225	IAC/InterActiveCorp	515,793
30,313	Yahoo!, Inc.*	1,088,236

		3,267,276

	Iron & Steel — 0.4%

20,500	Reliance Steel & Aluminum Co.	1,448,530

	Leisure Time — 0.3%

25,960	Carnival Corp.	982,846

	Lodging — 0.1%

6,124	Wyndham Worldwide Corp.	448,461

	Machinery - Construction & Mining — 0.7%

11,000	Caterpillar, Inc.	1,093,070
27,400	Joy Global, Inc.‡	1,589,200

		2,682,270

	Machinery - Diversified — 1.3%

13,690	Cummins, Inc.	2,039,673
33,306	Flowserve Corp.	2,609,192

		4,648,865

	Media — 5.7%

26,383	British Sky Broadcasting Group Plc, Sponsored ADR‡	1,617,278
9,995	CBS Corp. Class B	617,691
43,601	Comcast Corp. Class A	2,180,922

38	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Media — continued

46,686	DIRECTV*	3,567,744
25,680	Gannett Co., Inc.	708,768
34,740	Liberty Global Plc Series C*	1,414,265
9,785	Liberty Media Corp. - Capital Series A*	1,279,193
53,020	News Corp. Class A*	913,004
27,047	Time Warner, Inc.	1,766,981
18,000	Tribune Co.*	1,433,700
19,970	Twenty-First Century Fox, Inc.	638,441
37,728	Viacom, Inc. Class B	3,206,503
24,200	Walt Disney Co. (The)	1,937,694

		21,282,184

	Mining — 0.2%

11,180	Vulcan Materials Co.	742,911

	Miscellaneous - Manufacturing — 2.5%

4,950	Crane Co.	352,193
10,655	Dover Corp.	871,046
12,150	Eaton Corp. Plc	912,708
103,900	General Electric Co.	2,689,971
22,565	Honeywell International, Inc.	2,093,129
6,800	Parker Hannifin Corp.	814,028
6,165	Siemens AG, Sponsored ADR	833,200
20,318	Tyco International, Ltd.	861,483

		9,427,758

	Office & Business Equipment — 0.4%

134,103	Xerox Corp.	1,515,364

	Oil & Gas — 10.4%

4,100	Anadarko Petroleum Corp.	347,516
23,700	Apache Corp.	1,965,915
80,371	BP Plc, Sponsored ADR	3,865,845
24,800	Canadian Natural Resources, Ltd.	951,576
13,200	Chevron Corp.	1,569,612
2,256	Ecopetrol SA, Sponsored ADR‡	92,022
27,255	ENI Spa, Sponsored ADR‡	1,367,384
4,089	EOG Resources, Inc.	802,139
102,840	Exxon Mobil Corp.	10,045,411
25,000	Hess Corp.	2,072,000
19,510	Marathon Oil Corp.	692,995
23,141	Marathon Petroleum Corp.	2,014,193
82,797	Occidental Petroleum Corp.	7,889,726
39,605	Phillips 66	3,051,961
19,050	QEP Resources, Inc.	560,832
23,670	Valero Energy Corp.	1,256,877

		38,546,004

See accompanying Notes to the Financial Statements.	39

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Oil & Gas Services — 1.3%

7,460	Cameron International Corp.*	460,804
47,137	Halliburton Co.	2,775,898
15,510	Schlumberger, Ltd.	1,512,225

		4,748,927

	Packaging & Containers — 0.5%

20,855	Crown Holdings, Inc.*	933,053
7,860	Rock-Tenn Co. Class A	829,780

		1,762,833

	Pharmaceuticals — 7.5%

30,250	AbbVie, Inc.	1,554,850
34,491	AmerisourceBergen Corp.	2,262,265
15,027	AstraZeneca Plc, Sponsored ADR	974,952
19,720	Cardinal Health, Inc.	1,380,006
8,650	Eli Lilly & Co.	509,139
22,635	Express Scripts Holding Co.*	1,699,662
77,110	Merck & Co., Inc.	4,377,535
20,574	Mylan, Inc.*	1,004,628
12,700	Novartis AG, ADR	1,079,754
24,565	Omnicare, Inc.	1,465,793
308,144	Pfizer, Inc.	9,897,585
31,515	Sanofi, ADR	1,647,604

		27,853,773

	REITS — 1.0%

24,165	American Capital Agency Corp. REIT	519,306
30,995	American Homes 4 Rent Class A REIT	517,927
13,565	Equity Residential REIT	786,634
55,700	Hatteras Financial Corp. REIT	1,049,945
67,600	Two Harbors Investment Corp. REIT	692,900

		3,566,712

	Retail — 5.2%

10,365	Bed Bath & Beyond, Inc.*	713,112
53,860	CVS Caremark Corp.	4,031,959
11,700	Dillard’s, Inc. Class A	1,081,080
2,395	Gap, Inc. (The)	95,944
62,374	Kohl’s Corp.	3,542,843
44,544	Lowe’s Cos., Inc.	2,178,201
38,820	Macy’s, Inc.	2,301,638
1,977	Nordstrom, Inc.	123,464
14,787	O’Reilly Automotive, Inc.*	2,194,243
7,740	PVH Corp.	965,720
11,900	Target Corp.	720,069
17,300	Wal-Mart Stores, Inc.	1,322,239

		19,270,512

40	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Semiconductors — 3.0%

187,545	Applied Materials, Inc.	3,829,669
5,080	Avago Technologies, Ltd.	327,203
8,112	Lam Research Corp.*	446,160
87,560	LSI Corp.	969,289
10,200	Micron Technology, Inc.*	241,332
95,839	NVIDIA Corp.	1,716,477
56,600	ON Semiconductor Corp.*	532,040
39,660	Texas Instruments, Inc.	1,869,969
19,490	Xilinx, Inc.	1,057,722

		10,989,861

	Software — 2.2%

102,300	Activision Blizzard, Inc.	2,091,012
3,410	Fidelity National Information Services, Inc.	182,264
6,670	Global Payments, Inc.	474,304
111,930	Microsoft Corp.	4,588,011
21,915	Oracle Corp.	896,543

		8,232,134

	Telecommunications — 5.6%

4,018	America Movil SA de CV Series L, ADR	79,878
73,295	AT&T, Inc.	2,570,456
37,774	CenturyLink, Inc.	1,240,498
52,600	China Mobile, Ltd., Sponsored ADR	2,398,034
324,410	Cisco Systems, Inc.	7,270,028
5,325	Knowles Corp.*	168,110
30,495	Motorola Solutions, Inc.	1,960,523
38,589	Nippon Telegraph & Telephone Corp., ADR‡	1,051,164
14,145	QUALCOMM, Inc.	1,115,475
51,436	Telefonica Brasil SA, ADR‡	1,092,501
8,762	TELUS Corp.	314,994
29,500	Verizon Communications, Inc.	1,403,315

		20,664,976

	Transportation — 0.5%

5,080	FedEx Corp.	673,405
13,030	Norfolk Southern Corp.	1,266,125

		1,939,530

	TOTAL COMMON STOCKS (COST $281,543,135)	367,653,523

	INVESTMENT COMPANY — 0.1%

	Investment Company — 0.1%

3,100	iShares Russell 1000 Value Index Fund	299,150

	TOTAL INVESTMENT COMPANY (COST $291,014)	299,150

See accompanying Notes to the Financial Statements.	41

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 2.1%

		Bank Deposit — 0.5%

1,683,192		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/14	1,683,192

		Securities Lending Collateral — 1.6%

5,975,569		State Street Navigator Securities Lending Prime Portfolio***	5,975,569

		TOTAL SHORT-TERM INVESTMENTS (COST $7,658,761)	7,658,761

		TOTAL INVESTMENTS — 101.4% (Cost $289,492,910)	375,611,434

		Other Assets and Liabilities (net) — (1.4)%	(5,133,572)

		NET ASSETS — 100.0%	$370,477,862

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	‡	All or a portion of this security is out on loan.

	***	Represents an investment of securities lending cash collateral.

42	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

March 31, 2014

A summary of outstanding financial instruments at March 31, 2014 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
Sales
04/09/14	JPY	Barclays Bank Plc	207,100,000	$2,011,050	$(23,526)

Currency Abbreviations

JPY	Japanese Yen

See accompanying Notes to the Financial Statements.	43

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

March 31, 2014

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	99.2
Investment Company	0.1
Forward Foreign Currency Contracts	0.0
Short-Term Investments	2.1
Other Assets and Liabilities (net)	(1.4)

100.0%

44	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	COMMON STOCKS — 99.0%

	Aerospace & Defense — 1.7%

30,480	BE Aerospace, Inc.*	2,645,360
14,470	TransDigm Group, Inc.	2,679,844
20,199	Triumph Group, Inc.	1,304,451

		6,629,655

	Apparel — 0.3%

62,355	Ascena Retail Group, Inc.*	1,077,494

	Auto Parts & Equipment — 1.2%

18,737	Dorman Products, Inc.*	1,106,607
16,397	Tenneco, Inc.*	952,174
25,960	WABCO Holdings, Inc.*	2,740,338

		4,799,119

	Banks — 1.8%

40,465	BankUnited, Inc.	1,406,968
38,580	Comerica, Inc.	1,998,444
48,410	First Republic Bank	2,613,656
19,723	Texas Capital Bancshares, Inc.*	1,280,812

		7,299,880

	Biotechnology — 0.7%

45,340	Aegerion Pharmaceuticals, Inc.*	2,091,081
86,240	Sunesis Pharmaceuticals, Inc.*	570,046

		2,661,127

	Building Materials — 1.2%

51,893	Boise Cascade Co.*	1,486,216
11,150	Eagle Materials, Inc.	988,559
16,955	Martin Marietta Materials, Inc.	2,176,174

		4,650,949

	Chemicals — 3.8%

58,506	Axiall Corp.	2,628,089
22,990	Cytec Industries, Inc.	2,244,054
16,501	FMC Corp.	1,263,317
30,135	HB Fuller Co.	1,454,918
99,520	Huntsman Corp.	2,430,278
65,780	PolyOne Corp.	2,411,495
33,370	Rockwood Holdings, Inc.	2,482,728

		14,914,879

	Coal — 0.8%

82,960	Consol Energy, Inc.	3,314,252

See accompanying Notes to the Financial Statements.	45

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Commercial Services — 7.5%

55,226	Acacia Research Corp.‡	843,853
31,319	Bright Horizons Family Solutions, Inc.*	1,224,886
19,185	FleetCor Technologies, Inc.*	2,208,193
138,243	Heartland Payment Systems, Inc.	5,730,172
17,448	Huron Consulting Group, Inc.*	1,105,854
153,000	K12, Inc.* ‡	3,465,450
20,550	Nord Anglia Education, Inc.*	393,944
43,680	On Assignment, Inc.*	1,685,611
150,975	Ritchie Bros Auctioneers, Inc.‡	3,643,027
46,400	Robert Half International, Inc.	1,946,480
122,300	Service Corp. International	2,431,324
65,450	Total System Services, Inc.	1,990,335
30,890	United Rentals, Inc.*	2,932,697

		29,601,826

	Computers — 4.0%

93,594	Cadence Design Systems, Inc.*	1,454,451
65,329	Fortinet, Inc.*	1,439,198
19,870	IHS, Inc. Class A*	2,414,205
118,290	j2 Global, Inc.‡	5,920,414
252,290	Logitech International SA	3,769,998
16,780	Synaptics, Inc.* ‡	1,007,136

		16,005,402

	Distribution & Wholesale — 1.5%

34,999	Beacon Roofing Supply, Inc.*	1,353,061
46,630	Ingram Micro, Inc. Class A*	1,378,383
9,455	MWI Veterinary Supply, Inc.*	1,471,387
19,420	WESCO International, Inc.* ‡	1,616,133

		5,818,964

	Diversified Financial Services — 3.7%

27,550	Affiliated Managers Group, Inc.*	5,511,378
18,100	CBOE Holdings, Inc.	1,024,460
51,500	Ellie Mae, Inc.* ‡	1,485,260
22,367	Financial Engines, Inc.	1,135,796
30,425	Lazard, Ltd. Class A	1,432,713
50,410	Raymond James Financial, Inc.	2,819,431
23,781	WageWorks, Inc.*	1,334,352

		14,743,390

	Electrical Components & Equipment — 1.4%

17,507	Belden, Inc.	1,218,487
28,320	Generac Holdings, Inc.	1,670,030
23,680	Hubbell, Inc. Class B	2,838,522

		5,727,039

46	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Electronics — 0.9%

20,604	Coherent, Inc.*	1,346,472
35,740	Gentex Corp.	1,126,882
25,174	Woodward, Inc.	1,045,476

		3,518,830

	Engineering & Construction — 0.2%

119,310	McDermott International, Inc.* ‡	933,004

	Entertainment — 0.6%

42,967	Cinemark Holdings, Inc.	1,246,472
38,519	Multimedia Games Holding Co., Inc.*	1,118,592

		2,365,064

	Environmental Control — 0.3%

31,263	Waste Connections, Inc.	1,371,195

	Food — 0.3%

12,749	Hain Celestial Group (The), Inc.*	1,166,151

	Hand & Machine Tools — 0.8%

41,340	Lincoln Electric Holdings, Inc.	2,976,893

	Health Care - Products — 5.7%

147,666	ABIOMED, Inc.* ‡	3,845,223
41,620	ArthroCare Corp.*	2,005,668
48,025	DexCom, Inc.*	1,986,314
93,675	Endologix, Inc.*	1,205,597
20,870	IDEXX Laboratories, Inc.*	2,533,618
51,540	Spectranetics Corp.*	1,562,177
66,179	Techne Corp.	5,649,701
36,460	Thoratec Corp.*	1,305,633
85,020	Wright Medical Group, Inc.*	2,641,571

		22,735,502

	Health Care - Services — 4.2%

59,667	Acadia Healthcare Co., Inc.*	2,692,175
47,060	Brookdale Senior Living, Inc.*	1,576,981
72,090	Community Health Systems, Inc.*	2,823,765
22,630	Covance, Inc.*	2,351,257
41,139	Envision Healthcare Holdings, Inc.*	1,391,732
29,317	Magellan Health Services, Inc.*	1,739,964
11,720	Mettler-Toledo International, Inc.*	2,762,170
22,606	WellCare Health Plans, Inc.*	1,435,933

		16,773,977

	Home Builders — 0.3%

1,038	NVR, Inc.*	1,190,586

See accompanying Notes to the Financial Statements.	47

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Home Furnishings — 1.3%

36,354	Harman International Industries, Inc.	3,868,065
28,880	Tempur Sealy International, Inc.*	1,463,350

		5,331,415

	Household Products & Wares — 1.3%

45,460	Jarden Corp.*	2,719,872
41,410	Scotts Miracle-Gro Co. (The) Class A	2,537,605

		5,257,477

	Insurance — 0.6%

126,380	Genworth Financial, Inc. Class A*	2,240,717

	Internet — 4.1%

47,514	CyrusOne, Inc.	989,717
15,542	FireEye, Inc.* ‡	956,921
39,965	HomeAway, Inc.*	1,505,482
29,550	Marketo, Inc.*	965,398
148,834	NIC, Inc.	2,873,984
51,360	Pandora Media, Inc.*	1,557,235
30,075	Shutterstock, Inc.* ‡	2,183,746
98,875	VeriSign, Inc.* ‡	5,330,351

		16,362,834

	Leisure Time — 1.2%

105,440	Interval Leisure Group, Inc.	2,756,202
13,430	Polaris Industries, Inc.	1,876,305

		4,632,507

	Lodging — 0.4%

22,038	Wyndham Worldwide Corp.	1,613,843

	Machinery - Construction & Mining — 0.5%

44,132	Terex Corp.	1,955,048

	Machinery - Diversified — 2.0%

25,330	Cognex Corp.*	857,674
76,475	Graco, Inc.	5,715,741
15,533	Wabtec Corp.	1,203,808

		7,777,223

	Media — 0.2%

24,650	Nexstar Broadcasting Group, Inc. Class A‡	924,868

	Metal Fabricate & Hardware — 0.7%

48,410	Timken Co. (The)	2,845,540

48	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Miscellaneous - Manufacturing — 1.0%

11,620	Carlisle Cos., Inc.	921,931
43,158	Hexcel Corp.*	1,879,099
37,213	Trimas Corp.*	1,235,472

		4,036,502

	Oil & Gas — 3.3%

76,898	Bill Barrett Corp.* ‡	1,968,589
91,410	Denbury Resources, Inc.	1,499,124
232,689	Magnum Hunter Resources Corp.*	1,977,857
32,725	Oasis Petroleum, Inc.*	1,365,614
75,750	Rowan Cos. Plc Class A*	2,551,260
73,400	Tesoro Corp.	3,713,306

		13,075,750

	Oil & Gas Services — 1.6%

32,150	Core Laboratories NV	6,379,846

	Packaging & Containers — 1.8%

58,049	Berry Plastics Group, Inc.*	1,343,834
60,233	Crown Holdings, Inc.*	2,694,825
42,390	Packaging Corp. of America	2,982,984

		7,021,643

	Pharmaceuticals — 3.3%

111,848	ACADIA Pharmaceuticals, Inc.*	2,721,262
31,820	Alkermes Plc*	1,402,944
47,020	Cubist Pharmaceuticals, Inc.*	3,439,513
18,250	Jazz Pharmaceuticals Plc*	2,530,910
18,308	Medivation, Inc.*	1,178,486
16,478	Sirona Dental Systems, Inc.* ‡	1,230,412
8,570	Synageva BioPharma Corp.*	711,053

		13,214,580

	Real Estate — 0.7%

23,140	Jones Lang Lasalle, Inc.	2,742,090

	REITS — 1.5%

174,725	CommonWealth REIT	4,595,268
62,390	Starwood Property Trust, Inc. REIT	1,471,780

		6,067,048

	Retail — 10.2%

17,923	Asbury Automotive Group, Inc.*	991,321
43,050	Bloomin’ Brands, Inc.*	1,037,505
25,920	Brinker International, Inc.	1,359,504
25,022	Childrens Place Retail Stores (The), Inc.	1,246,346
22,895	Dick’s Sporting Goods, Inc.	1,250,296
75,125	DineEquity, Inc.	5,865,009

See accompanying Notes to the Financial Statements.	49

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Retail — continued

52,100	Dunkin’ Brands Group, Inc.	2,614,378
62,728	Francesca’s Holdings Corp.* ‡	1,137,886
19,870	GNC Holdings, Inc. Class A	874,677
21,334	Red Robin Gourmet Burgers, Inc.*	1,529,221
16,036	Restoration Hardware Holdings, Inc.*	1,180,089
179,125	Sally Beauty Holdings, Inc.*	4,908,025
24,370	Signet Jewelers, Ltd.	2,579,808
22,770	Tractor Supply Co.	1,608,245
52,200	Ulta Salon Cosmetics & Fragrance, Inc.*	5,088,456
110,248	Urban Outfitters, Inc.*	4,020,745
47,459	Williams-Sonoma, Inc.	3,162,668

		40,454,179

	Semiconductors — 2.1%

59,001	Ceva, Inc.*	1,036,058
35,417	Mellanox Technologies, Ltd.* ‡	1,385,867
29,480	NXP Semiconductor NV*	1,733,719
37,608	Semtech Corp.*	952,987
35,590	Skyworks Solutions, Inc.*	1,335,337
51,082	Teradyne, Inc.* ‡	1,016,021
18,980	Veeco Instruments, Inc.*	795,831

		8,255,820

	Software — 11.7%

161,910	Allscripts Healthcare Solutions, Inc.*	2,919,237
15,875	athenahealth, Inc.* ‡	2,543,810
110,742	Blackbaud, Inc.	3,466,225
26,058	Commvault Systems, Inc.*	1,692,467
13,790	Concur Technologies, Inc.*	1,366,175
31,432	EPAM Systems, Inc.*	1,034,113
37,548	Imperva, Inc.*	2,091,424
57,770	Infoblox, Inc.*	1,158,866
68,041	Informatica Corp.*	2,570,589
151,850	MSCI, Inc. Class A*	6,532,587
52,690	Proofpoint, Inc.*	1,953,745
131,237	QLIK Technologies, Inc.*	3,489,592
18,470	Rocket Fuel, Inc.* ‡	791,994
61,030	ServiceNow, Inc.*	3,656,917
32,061	SS&C Technologies Holdings, Inc.*	1,283,081
48,446	Synchronoss Technologies, Inc.*	1,661,213
246,935	VeriFone Systems, Inc.*	8,351,342

		46,563,377

	Telecommunications — 3.7%

77,545	Allot Communications, Ltd.* ‡	1,043,756
79,100	Aruba Networks, Inc.*	1,483,125
6,000	IPG Photonics Corp.* ‡	426,480
120,290	JDS Uniphase Corp.*	1,684,060

50	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares		Description	Value ($)

		Telecommunications — continued

29,080		MasTec, Inc.*	1,263,235
78,250		NeuStar, Inc. Class A* ‡	2,543,907
69,525		SBA Communications Corp. Class A*	6,323,994

			14,768,557

		Transportation — 2.9%

106,100		Expeditors International of Washington, Inc.	4,204,743
52,725		Genesee & Wyoming, Inc. Class A*	5,131,197
76,674		XPO Logistics, Inc.* ‡	2,254,982

			11,590,922

		TOTAL COMMON STOCKS (COST $318,205,205)	393,386,964

		WARRANTS — 0.0%

		Oil & Gas — 0.0%

27,862		Magnum Hunter Resources Corp., Strike Price $8.50, Expires 4/15/16* ‡ ****	—

		TOTAL WARRANTS (COST $—)	—

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 9.8%

		Bank Deposit — 0.9%

3,776,068		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/14	3,776,068

		Securities Lending Collateral — 8.9%

35,237,041		State Street Navigator Securities Lending Prime Portfolio***	35,237,041

		TOTAL SHORT-TERM INVESTMENTS (COST $39,013,109)	39,013,109

		TOTAL INVESTMENTS — 108.8% (Cost $357,218,314)	432,400,073

		Other Assets and Liabilities (net) — (8.8)%	(35,039,953)

		NET ASSETS — 100.0%	$397,360,120

		Notes to Schedule of Investments:

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	‡	All or a portion of this security is out on loan.

	***	Represents an investment of securities lending cash collateral.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $0 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2014 was $0.

See accompanying Notes to the Financial Statements.	51

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

March 31, 2014

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	99.0
Warrants	0.0
Short-Term Investments	9.8
Other Assets and Liabilities (net)	(8.8)

100.0%

52	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	COMMON STOCKS — 98.1%

	Aerospace & Defense — 1.8%

14,325	AAR Corp.	371,734
6,570	Alliant Techsystems, Inc.	933,925
28,175	Astronics Corp.*	1,786,577
144,081	Orbital Sciences Corp.*	4,019,860

		7,112,096

	Airlines — 0.5%

225,100	JetBlue Airways Corp.* ‡	1,956,119

	Apparel — 1.3%

137,810	Ascena Retail Group, Inc.*	2,381,357
33,875	Hanesbrands, Inc.	2,590,760

		4,972,117

	Auto Parts & Equipment — 0.5%

37,175	Allison Transmission Holdings, Inc.	1,113,019
29,850	Tower International, Inc.*	812,517

		1,925,536

	Banks — 4.8%

364,775	Huntington Bancshares, Inc.	3,636,807
50,900	MB Financial, Inc.	1,575,864
47,806	PrivateBancorp, Inc.	1,458,561
13,459	Prosperity Bancshares, Inc.	890,313
82,650	Regions Financial Corp.	918,241
46,976	Texas Capital Bancshares, Inc.*	3,050,621
51,675	United Community Banks, Inc.*	1,003,012
103,083	Webster Financial Corp.	3,201,758
115,505	Western Alliance Bancorp*	2,841,423

		18,576,600

	Biotechnology — 1.2%

24,090	Bio-Rad Laboratories, Inc. Class A*	3,086,411
40,826	Myriad Genetics, Inc.* ‡	1,395,841

		4,482,252

	Building Materials — 0.9%

20,465	Drew Industries, Inc.	1,109,203
138,105	Louisiana-Pacific Corp.*	2,329,831

		3,439,034

	Chemicals — 1.8%

69,567	American Vanguard Corp.	1,506,126
51,550	Huntsman Corp.	1,258,851
30,754	Innophos Holdings, Inc.	1,743,752
57,638	Intrepid Potash, Inc.* ‡	891,083

See accompanying Notes to the Financial Statements.	53

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Chemicals — continued

63,141	Kraton Performance Polymers, Inc.*	1,650,506

		7,050,318

	Coal — 0.5%

51,866	Cloud Peak Energy, Inc.*	1,096,447
59,100	Peabody Energy Corp.	965,694

		2,062,141

	Commercial Services — 5.2%

58,775	ABM Industries, Inc.	1,689,193
88,420	ADT Corp. (The)‡	2,648,179
74,850	AMN Healthcare Services, Inc.*	1,028,439
112,688	Convergys Corp.	2,468,994
38,815	Euronet Worldwide, Inc.*	1,614,316
65,249	Geo Group (The), Inc.	2,103,628
62,996	Insperity, Inc.	1,951,616
49,245	Korn/Ferry International*	1,466,024
10,000	Manpower, Inc.	788,300
44,786	Rent-A-Center, Inc.	1,191,308
61,400	RR Donnelley & Sons Co.	1,099,060
19,050	Sotheby’s	829,627
53,714	SP Plus Corp.*	1,411,067

		20,289,751

	Computers — 1.0%

10,765	DST Systems, Inc.	1,020,414
16,888	j2 Global, Inc.‡	845,244
66,750	Logitech International SA‡	993,908
60,810	Sykes Enterprises, Inc.*	1,208,295

		4,067,861

	Cosmetics & Personal Care — 1.8%

159,941	Elizabeth Arden, Inc.*	4,719,859
61,209	Inter Parfums, Inc.	2,216,378

		6,936,237

	Distribution & Wholesale — 1.0%

67,120	Owens & Minor, Inc.‡	2,351,214
20,610	WESCO International, Inc.* ‡	1,715,164

		4,066,378

	Diversified Financial Services — 2.5%

44,784	Blackhawk Network Holdings, Inc.* ‡	1,092,282
52,200	Eaton Vance Corp.	1,991,952
28,470	Outerwall, Inc.* ‡	2,064,075
71,850	Raymond James Financial, Inc.	4,018,570
9,190	Waddell & Reed Financial, Inc. Class A	676,568

		9,843,447

54	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Electric — 1.7%

72,900	AES Corp.	1,041,012
55,807	Ameren Corp.	2,299,248
28,575	Cleco Corp.	1,445,324
57,125	CMS Energy Corp.	1,672,620

		6,458,204

	Electrical Components & Equipment — 1.5%

46,525	Advanced Energy Industries, Inc.*	1,139,862
16,350	EnerSys	1,132,892
40,700	Generac Holdings, Inc.	2,400,079
31,519	Universal Display Corp.* ‡	1,005,771

		5,678,604

	Electronics — 2.6%

59,395	Coherent, Inc.*	3,881,464
36,302	Cubic Corp.	1,853,943
18,250	Dolby Laboratories, Inc. Class A* ‡	812,125
78,475	Stoneridge, Inc.*	881,274
66,885	Woodward, Inc.	2,777,734

		10,206,540

	Energy - Alternate Sources — 0.2%

12,295	First Solar, Inc.*	858,068

	Engineering & Construction — 0.3%

167,236	McDermott International, Inc.* ‡	1,307,786

	Entertainment — 1.7%

27,125	Ascent Capital Group, Inc. Class A*	2,049,294
118,140	International Game Technology	1,661,048
56,867	International Speedway Corp. Class A	1,932,909
20,520	Madison Square Garden, Inc.*	1,165,126

		6,808,377

	Environmental Control — 0.7%

43,923	Nuverra Environmental Solutions, Inc.* ‡	891,198
74,050	Progressive Waste Solutions, Ltd.	1,874,205

		2,765,403

	Food — 2.2%

12,555	Hormel Foods Corp.	618,585
19,621	Industrias Bachoco, S.A.B., Sponsored ADR	856,457
18,263	Ingles Markets, Inc.	435,025
15,300	Pilgrim’s Pride Corp.*	320,076
53,780	Pinnacle Foods, Inc.	1,605,871
249,850	SUPERVALU, Inc.* ‡	1,708,974
30,003	TreeHouse Foods, Inc.*	2,159,916

See accompanying Notes to the Financial Statements.	55

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Food — continued

26,969	Village Super Market, Inc. Class A	711,981

		8,416,885

	Forest Products & Paper — 2.6%

68,427	Clearwater Paper Corp.*	4,288,320
27,714	Deltic Timber Corp.	1,807,784
4,941	Domtar Corp.	554,479
122,668	Glatfelter	3,339,023

		9,989,606

	Gas — 0.7%

55,808	Atmos Energy Corp.	2,630,231

	Hand & Machine Tools — 0.2%

12,050	Regal-Beloit Corp.	876,156

	Health Care - Products — 2.6%

131,250	Bruker Corp.*	2,991,188
12,325	ICU Medical, Inc.*	738,021
286,056	Nordion, Inc.*	3,295,365
35,800	NuVasive, Inc.*	1,375,078
23,920	Orthofix International NV*	721,188
22,432	STERIS Corp.	1,071,128

		10,191,968

	Health Care - Services — 1.4%

22,000	Centene Corp.*	1,369,500
43,839	Ensign Group (The), Inc.	1,913,134
24,425	Universal Health Services, Inc. Class B	2,004,560

		5,287,194

	Home Builders — 0.5%

84,650	D.R. Horton, Inc.	1,832,672

	Home Furnishings — 1.1%

22,310	Harman International Industries, Inc.	2,373,784
130,350	TiVo, Inc.*	1,724,530

		4,098,314

	Insurance — 7.3%

4,927	Alleghany Corp.*	2,007,161
78,170	Axis Capital Holdings, Ltd.	3,584,095
5,250	Everest Re Group, Ltd.	803,513
108,925	Genworth Financial, Inc. Class A*	1,931,240
53,852	HCC Insurance Holdings, Inc.	2,449,727
101,114	ING US, Inc.	3,667,405
26,590	Lincoln National Corp.	1,347,315
14,742	Navigators Group, Inc.*	905,011

56	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Insurance — continued

16,521	PartnerRe, Ltd.	1,709,924
57,811	Reinsurance Group of America, Inc.	4,603,490
27,904	Validus Holdings, Ltd.	1,052,260
7,348	White Mountains Insurance Group, Ltd.	4,408,065

		28,469,206

	Internet — 1.3%

20,925	F5 Networks, Inc.*	2,231,232
135,275	Orbitz Worldwide, Inc.*	1,060,556
54,525	Web.com Group, Inc.*	1,855,486

		5,147,274

	Investment Company — 0.4%

45,215	Capital Southwest Corp.	1,569,865

	Iron & Steel — 0.3%

189,875	Gerdau SA, Sponsored ADR	1,217,099

	Leisure Time — 0.5%

32,725	Royal Caribbean Cruises, Ltd.	1,785,476

	Lodging — 0.3%

51,210	MGM Resorts International*	1,324,291

	Machinery - Construction & Mining — 0.2%

13,800	Terex Corp.	611,340

	Machinery - Diversified — 0.6%

64,587	Albany International Corp. Class A	2,295,422

	Media — 1.1%

84,700	Cumulus Media, Inc. Class A*	585,277
82,775	Entravision Communications Corp.	554,592
67,300	Gannett Co., Inc.	1,857,480
55,500	Gray Television, Inc.*	575,535
33,875	New York Times Co. (The) Class A	579,940

		4,152,824

	Mining — 0.5%

182,931	AuRico Gold, Inc.‡	795,750
101,900	Century Aluminum Co.*	1,346,099

		2,141,849

	Miscellaneous - Manufacturing — 3.0%

1,290	Brink’s Co. (The)	36,830
182,148	Griffon Corp.	2,174,847
35,650	ITT Corp.	1,524,394
543,762	Orkla ASA, Sponsored ADR‡	4,649,165

See accompanying Notes to the Financial Statements.	57

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Miscellaneous - Manufacturing — continued

18,975	SPX Corp.	1,865,432
45,007	Trimas Corp.*	1,494,232

		11,744,900

	Office & Business Equipment — 0.9%

46,225	Avery Dennison Corp.	2,342,221
50,150	Pitney Bowes, Inc.	1,303,398

		3,645,619

	Oil & Gas — 6.3%

48,177	Carrizo Oil & Gas, Inc.*	2,575,542
34,500	Cimarex Energy Co.	4,109,295
90,200	Comstock Resources, Inc.‡	2,061,070
184,607	Denbury Resources, Inc.	3,027,555
210,383	Miller Energy Resources, Inc.* ‡	1,237,052
41,150	Murphy USA, Inc.*	1,670,278
101,914	Ocean Rig UDW, Inc.*	1,813,050
165,320	Parker Drilling Co.*	1,172,119
101,975	PBF Energy, Inc. Class A	2,630,955
115,550	Vaalco Energy, Inc.*	987,952
24,630	Whiting Petroleum Corp.*	1,709,076
91,654	WPX Energy, Inc.*	1,652,522

		24,646,466

	Oil & Gas Services — 0.6%

36,361	MRC Global, Inc.*	980,293
119,720	TETRA Technologies, Inc.*	1,532,416

		2,512,709

	Packaging & Containers — 0.5%

131,335	Graphic Packaging Holding Co.*	1,334,364
22,975	Owens-Illinois, Inc.*	777,244

		2,111,608

	Pharmaceuticals — 1.5%

23,150	Anika Therapeutics, Inc.*	951,465
19,800	Jazz Pharmaceuticals Plc*	2,745,864
31,865	Mallinckrodt Plc*	2,020,560

		5,717,889

	Pipelines — 0.7%

39,698	National Fuel Gas Co.	2,780,448

	Real Estate — 2.2%

57,950	CBRE Group, Inc.*	1,589,569
85,030	Forest City Enterprises, Inc. Class A*	1,624,073
214,613	Forestar Group, Inc.*	3,820,111

58	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Real Estate — continued

62,490	Hilltop Holdings, Inc.*	1,486,637

		8,520,390

	REITS — 3.8%

152,225	BioMed Realty Trust, Inc. REIT	3,119,090
150,700	Brandywine Realty Trust REIT	2,179,122
162,994	CBL & Associates Properties, Inc. REIT	2,893,143
91,709	DuPont Fabros Technology, Inc. REIT	2,207,436
83,500	Liberty Property Trust REIT	3,086,160
114,900	Strategic Hotels & Resorts, Inc. REIT*	1,170,831

		14,655,782

	Retail — 4.0%

54,118	Abercrombie & Fitch Co. Class A	2,083,543
50,070	Big Lots, Inc.*	1,896,151
77,018	Bob Evans Farms, Inc.	3,853,210
18,380	Childrens Place Retail Stores (The), Inc.	915,508
6,920	Dillard’s, Inc. Class A	639,408
85,630	Pep Boys - Manny, Moe & Jack (The)*	1,089,214
265,825	Rite Aid Corp.*	1,666,723
42,800	Stage Stores, Inc.‡	1,046,460
21,440	Texas Roadhouse, Inc. Class A	559,155
195,313	Wendy’s Co. (The)‡	1,781,254

		15,530,626

	Savings & Loans — 0.3%

59,253	Dime Community Bancshares	1,006,116

	Semiconductors — 6.4%

77,675	GT Advanced Technologies, Inc.*	1,324,359
178,250	International Rectifier Corp.*	4,884,050
36,475	Lam Research Corp.*	2,006,125
202,572	Microsemi Corp.*	5,070,377
59,504	MKS Instruments, Inc.	1,778,575
236,925	ON Semiconductor Corp.*	2,227,095
92,544	Rovi Corp.*	2,108,152
266,790	Teradyne, Inc.* ‡	5,306,453

		24,705,186

	Shipbuilding — 0.4%

15,800	Huntington Ingalls Industries, Inc.	1,615,708

	Software — 1.8%

87,280	CSG Systems International, Inc.	2,272,771
32,875	Electronic Arts, Inc.*	953,704
27,550	PTC, Inc.*	976,096
37,719	Schawk, Inc.	754,003

See accompanying Notes to the Financial Statements.	59

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Software — continued

60,400	VeriFone Systems, Inc.*	2,042,728

		6,999,302

	Telecommunications — 2.6%

17,980	Atlantic Tele-Network, Inc.	1,185,242
82,525	Finisar Corp.*	2,187,738
85,000	JDS Uniphase Corp.*	1,190,000
23,725	Level 3 Communications, Inc.*	928,596
71,245	NeuStar, Inc. Class A*	2,316,175
85,258	Telephone & Data Systems, Inc.	2,234,612

		10,042,363

	Textiles — 0.6%

21,266	UniFirst Corp.	2,337,984

	Transportation — 4.0%

192,976	Air Transport Services Group, Inc.*	1,514,862
67,125	Arkansas Best Corp.	2,480,269
38,542	Forward Air Corp.	1,777,172
42,300	GasLog, Ltd.	985,167
37,770	Heartland Express, Inc.‡	857,001
63,588	Marten Transport, Ltd.	1,368,414
99,250	Safe Bulkers, Inc.	944,860
94,275	Swift Transportation Co.* ‡	2,333,306
76,675	Tsakos Energy Navigation, Ltd.	594,998
82,980	UTi Worldwide, Inc.	878,758
65,520	Werner Enterprises, Inc.	1,671,415

		15,406,222

	Trucking & Leasing — 0.6%

70,872	Aircastle, Ltd.	1,373,499
20,750	Greenbrier Cos. (The), Inc.*	946,200

		2,319,699

	Water — 0.6%

86,402	PICO Holdings, Inc.*	2,245,588

	TOTAL COMMON STOCKS (COST $345,423,452)	381,445,146

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 8.1%

	Bank Deposit — 1.5%

5,717,334	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/14	5,717,334

60	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)		Description	Value ($)

		Securities Lending Collateral — 6.6%

25,511,034		State Street Navigator Securities Lending Prime Portfolio***	25,511,034

		TOTAL SHORT-TERM INVESTMENTS (COST $31,228,368)	31,228,368

		TOTAL INVESTMENTS — 106.2% (Cost $376,651,820)	412,673,514

		Other Assets and Liabilities (net) — (6.2)%	(23,961,840)

		NET ASSETS — 100.0%	$388,711,674

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	‡	All or a portion of this security is out on loan.

	***	Represents an investment of securities lending cash collateral.

See accompanying Notes to the Financial Statements.	61

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

March 31, 2014

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	98.1
Short-Term Investments	8.1
Other Assets and Liabilities (net)	(6.2)

100.0%

62	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	COMMON STOCKS — 94.5%

	Australia — 3.5%

54,749	BC Iron, Ltd.	240,527
1,486,082	Beach Energy, Ltd.	2,348,425
220,868	Bendigo and Adelaide Bank, Ltd.	2,329,617
294,129	BGP Holdings Plc¤ ****	—
69,278	BHP Billiton, Ltd.	2,341,751
906,058	Brambles, Ltd.	7,776,363
220,448	carsales.com, Ltd.	2,216,897
308,355	Computershare, Ltd.	3,458,167
95,704	Crown Resorts, Ltd.	1,475,135
129,314	CSL, Ltd.	8,337,093
504,745	Downer EDI, Ltd.	2,348,471
515,359	Fortescue Metals Group, Ltd.‡	2,507,718
104,408	Iress Market Technology, Ltd.	830,292
43,908	Macquarie Group, Ltd.	2,357,527
777,871	Metcash, Ltd.‡	1,888,941
214,634	Mineral Resources, Ltd.	2,283,757
146,164	Monadelphous Group, Ltd.‡	2,277,287
71,590	National Australia Bank, Ltd.	2,352,885
289,823	Platinum Asset Management, Ltd.‡	2,003,924
95,486	Premier Investments, Ltd.	871,737
435,842	Primary Health Care, Ltd.	1,902,653
51,792	Ramsay Health Care, Ltd.	2,310,405
83,332	Seven West Media, Ltd.‡	152,928
860,565	Sigma Pharmaceuticals, Ltd.	530,414
21,529	Sirtex Medical, Ltd.	309,689
29,647	Sonic Healthcare, Ltd.	474,551
1,777,991	Southern Cross Media Group, Ltd.	2,257,666
106,397	Super Retail Group, Ltd.	1,088,699
489,997	Telstra Corp., Ltd.	2,307,101
362,357	TPG Telecom, Ltd.	2,233,407
84,504	Virtus Health, Ltd.	570,188
64,419	Woodside Petroleum, Ltd.	2,329,758

	Total Australia	66,713,973

	Austria — 0.4%

12,316	Austriamicrosystems AG	1,728,855
37,682	CA Immobilien Anlagen AG*	681,130
54,404	OMV AG	2,469,542
2,208	Schoeller-Bleckmann Oilfield Equipment AG	258,305
56,604	Voestalpine AG	2,489,050

	Total Austria	7,626,882

	Belgium — 0.6%

54,321	Ageas	2,421,602
77,422	Belgacom SA‡	2,425,446
48,093	Delhaize Group	3,516,375
8,700	Delhaize Group SA, Sponsored ADR	632,229

See accompanying Notes to the Financial Statements.	63

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Belgium — continued

15,576	Solvay SA	2,446,235

	Total Belgium	11,441,887

	Bermuda — 1.3%

245,159	BW Offshore, Ltd.	317,349
672,664	Catlin Group, Ltd.	6,033,304
1,189,215	Digital China Holdings, Ltd.	1,198,866
1,469,933	Esprit Holdings, Ltd.	2,448,293
2,326,000	Haier Electronics Group Co., Ltd.	6,296,981
258,937	Hiscox, Ltd.	2,944,100
353,822	Hongkong Land Holdings, Ltd.	2,289,228
673,000	Luk Fook Holdings International, Ltd.	2,121,277

	Total Bermuda	23,649,398

	Brazil — 0.4%

146,555	Banco do Brasil SA	1,480,813
253,500	Banco Santander Brasil SA	1,412,140
139,700	Cia de Saneamento Basico do Estado de Sao Paulo	1,306,302
179,600	Light SA	1,492,355
92,200	Porto Seguro SA	1,301,383

	Total Brazil	6,992,993

	Canada — 0.1%

5,410	Fairfax Financial Holdings, Ltd.	2,352,707

	Cayman Islands — 0.7%

6,738,000	Hutchison Telecommunications Hong Kong Holdings, Ltd.	2,232,377
159,150	Tencent Holdings, Ltd.	11,068,824

	Total Cayman Islands	13,301,201

	China — 0.2%

1,832,327	China Communications Construction Co., Ltd. Class H	1,277,920
1,410,048	China Petroleum & Chemical Corp. Class H	1,265,163
1,230,272	PetroChina Co., Ltd. Class H	1,340,174

	Total China	3,883,257

	Denmark — 1.5%

13,457	Genmab AS*	547,273
321,428	GN Store Nord AS	7,980,813
21,086	Jyske Bank AS*	1,159,204
16,874	NKT Holding AS‡	978,113
148,147	Pandora AS‡	9,804,449
6,899	SimCorp AS	280,188
43,127	Sydbank AS*	1,104,249
709,131	TDC AS	6,558,513

	Total Denmark	28,412,802

64	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Finland — 1.5%

83,408	Elisa OYJ‡	2,401,453
16,596	Huhtamaki OYJ	455,181
23,620	Kemira OYJ‡	344,424
77,346	Neste Oil OYJ‡	1,577,711
1,287,601	Nokia OYJ*	9,565,285
222,912	Nokia OYJ, Sponsored ADR*	1,636,174
70,587	Orion OYJ Class B	2,131,547
39,630	Sampo OYJ Class A	2,056,444
56,977	Sponda OYJ	270,138
218,043	Stora Enso OYJ	2,333,520
91,530	Tieto OYJ‡	2,352,720
133,786	UPM-Kymmene OYJ	2,288,286

	Total Finland	27,412,883

	France — 8.4%

252,904	Accor SA	12,954,412
130,852	Airbus Group NV	9,376,226
602,072	Alcatel-Lucent*	2,374,903
466,636	Alcatel-Lucent, Sponsored ADR	1,819,880
90,491	AXA SA	2,352,827
218,397	BNP Paribas	16,853,302
19,960	Cie Generale des Etablissements Michelin	2,497,345
160,426	CNP Assurances	3,398,416
216,692	Danone SA	15,329,995
13,974	Dassault Systemes SA	1,637,842
31,485	Edenred	988,303
60,057	Electricite de France	2,376,842
19,697	Essilor International SA	1,987,188
13,588	Euler Hermes SA	1,715,453
47,897	Faurecia*	2,025,310
166,736	France Telecom SA	2,463,497
172,860	GDF Suez	4,731,530
85,231	Havas SA	638,330
9,996	Ipsen SA	409,452
92,195	Legrand SA	5,730,119
143,352	Metropole Television SA	3,119,707
88,677	Neopost SA‡	7,005,595
23,809	Nexans SA‡	1,248,437
103,621	Orange SA, Sponsored ADR	1,522,193
59,483	Pernod-Ricard SA	6,927,514
28,976	Plastic Omnium SA	1,075,880
82,188	Publicis Groupe SA	7,428,612
19,706	Renault SA	1,915,851
35,494	Safran SA	2,460,166
116,280	Sanofi, ADR	6,079,118
34,934	Sanofi-Aventis	3,643,823
27,375	Schneider Electric SA	2,427,899
31,928	SCOR SE	1,117,721
87,760	Societe Generale	5,407,301

See accompanying Notes to the Financial Statements.	65

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	France — continued

176,954	Technicolor*	1,277,967
16,691	Teleperformance	968,139
37,896	Total SA	2,486,155
140,099	UBISOFT Entertainment*	2,510,188
17,466	Valeo SA	2,461,414
87,308	Vivendi SA	2,433,117
73,656	Zodiac Aerospace	2,603,894

	Total France	157,781,863

	Germany — 9.5%

25,067	Aareal Bank AG*	1,102,963
13,275	Adidas AG	1,436,989
77,243	Allianz AG	13,062,658
22,103	BASF SE	2,457,791
215,530	Bayer AG	29,164,774
40,003	Bayerische Motoren Werke AG	5,051,388
13,165	Bechtle AG	1,134,585
7,522	Bertrandt AG	1,152,832
7,317	Bilfinger SE	928,696
21,108	Brenntag AG	3,917,250
73,780	Continental AG	17,683,413
82,442	DaimlerChrysler AG	7,793,583
130,474	Deutsche Annington Immobilien SE*	3,724,191
90,136	Deutsche Post AG	3,350,480
372,613	Deutsche Telekom AG	6,023,985
218,309	Deutsche Wohnen AG	4,681,759
156,119	Deutsche Wohnen AG - New*	3,261,992
30,167	Deutz AG*	254,331
79,947	DIC Asset AG	739,685
51,389	Drillisch AG	1,865,580
13,454	Duerr AG	1,038,406
615,929	E.ON AG	12,045,946
10,578	ElringKlinger AG	417,109
13,614	Grammer AG	666,948
25,635	HeidelbergCement AG	2,197,968
412,112	Infineon Technologies AG	4,919,957
72,307	Kloeckner & Co. SE* ‡	1,066,829
23,399	KUKA AG‡	1,145,508
40,180	LEG Immobilien AG	2,636,550
58,382	Leoni AG	4,262,229
19,670	LPKF Laser & Electronics AG	459,924
9,853	Merck KGaA	1,660,142
21,955	Metro AG*	896,437
44,009	Nordex SE*	710,881
788,368	Premiere AG*	6,801,915
33,519	ProSiebenSat.1 Media AG	1,534,683
58,736	QSC AG	293,049
63,329	Rheinmetall AG	4,455,806
34,647	Rhoen Klinikum AG	1,110,239

66	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Germany — continued

118,614	RWE AG	4,816,112
61,637	Software AG	2,233,366
19,339	Stada Arzneimittel AG	828,006
80,477	Suedzucker AG‡	2,293,217
86,577	Symrise AG	4,326,714
186,653	TAG Immobilien AG‡	2,315,290
70,048	Talanx AG*	2,520,754
123,519	TUI AG‡	2,059,904

	Total Germany	178,502,814

	Greece — 0.3%

187,407	Hellenic Telecommunications Organization SA*	3,099,524
65,793	OPAP SA	1,060,946
106,291	Public Power Corp. SA	1,757,946

	Total Greece	5,918,416

	Hong Kong — 0.6%

287,000	CLP Holdings, Ltd.	2,162,568
148,000	Galaxy Entertainment Group, Ltd.*	1,287,861
1,619,820	New World Development, Ltd.	1,628,789
4,653,178	PCCW, Ltd.	2,321,475
4,426,000	Shougang Fushan Resources Group, Ltd.	1,346,563
186,000	Sun Hung Kai Properties, Ltd.	2,277,928

	Total Hong Kong	11,025,184

	India — 1.0%

288,011	Tata Consultancy Services, Ltd.	10,315,301
1,337,817	Tata Motors, Ltd.	8,926,620

	Total India	19,241,921

	Indonesia — 0.3%

1,964,700	Astra International Tbk PT	1,275,498
11,869,900	Bank Tabungan Negara Persero Tbk PT	1,342,678
6,533,900	Telekomunikasi Indonesia Persero Tbk PT	1,273,995
718,496	United Tractors Tbk PT	1,312,394

	Total Indonesia	5,204,565

	Ireland — 0.3%

12,482,174	Governor & Co. of the Bank of Ireland (The)*	5,298,694

	Italy — 2.6%

869,489	A2A Spa	1,127,669
28,604	Ansaldo STS Spa	335,296
53,752	Azimut Holding Spa	1,918,767
33,425	Banca Generali Spa	1,103,328
150,150	Banco Popolare SC* ‡	3,265,577
617,294	Beni Stabili Spa REIT‡	531,741
7,697	Danieli & C. Officine Meccaniche Spa	256,829

See accompanying Notes to the Financial Statements.	67

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Italy — continued

12,685	Danieli & C. Officine Meccaniche Spa-RSP	291,968
459,394	Enel Spa	2,601,020
98,588	ENI Spa	2,474,354
46,679	ERG Spa	755,940
29,857	Exor Spa	1,340,680
207,934	Hera Spa	607,560
178,272	Iren Spa	321,871
185,158	Mediobanca Spa*	2,118,110
298,427	Mediolanum Spa	2,817,452
141,579	Pirelli & C. Spa	2,224,496
10,847	Societa Cattolica di Assicurazioni SCRL	278,516
110,026	Societa Iniziative Autostradali e Servizi Spa	1,323,846
4,024,536	Telecom Italia Spa	4,748,074
2,743,163	Telecom Italia Spa-RNC	2,567,138
1,753,930	UniCredit Spa	16,027,052
16,019	Yoox Spa*	548,201

	Total Italy	49,585,485

	Japan — 20.6%

50,200	Aisin Seiki Co., Ltd.	1,815,750
63,400	Alpine Electronics, Inc.	832,939
191,100	Alps Electric Co., Ltd.*	2,284,256
103,000	Amada Co., Ltd.	726,106
44,900	Amano Corp.	464,761
58,200	Aoyama Trading Co., Ltd.	1,531,505
275,000	Asahi Glass Co., Ltd.‡	1,596,834
126,000	Asahi Kasei Corp.	858,882
307,500	Astellas Pharma, Inc.	3,654,707
138,100	Bridgestone Corp.	4,907,957
151,800	Brother Industries, Ltd.	2,126,984
184,000	Calsonic Kansei Corp.	855,814
115,300	Canon, Inc.	3,572,581
19,832	Canon, Inc., Sponsored ADR	615,982
203,000	Central Glass Co., Ltd.	660,339
30,500	Central Japan Railway Co.‡	3,571,685
215,294	Chiba Bank, Ltd. (The)	1,329,582
47,600	Chugai Pharmaceutical Co., Ltd.	1,217,905
180,600	Citizen Holdings Co., Ltd.	1,362,589
40,000	CKD Corp.	382,192
90,200	COMSYS Holdings Corp.	1,417,135
112,500	Dai-ichi Life Insurance Co., Ltd. (The)	1,638,588
67,000	Daicel Corp.	550,391
81,900	Daiei, Inc. (The)* ‡	270,389
44,000	Daifuku Co., Ltd.	545,167
96,000	Daiichi Sanyko Co., Ltd.‡	1,620,119
233,760	Daikin Industries, Ltd.	13,124,244
340,246	Daiwa Securities Group, Inc.	2,966,849
389,000	Denki Kagaku Kogyo KK	1,337,146
94,400	Denso Corp.	4,535,527

68	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Japan — continued

394,000	DIC Corp.	1,036,792
40,600	Disco Corp.‡	2,530,971
96,000	DMG Mori Seiki Co., Ltd.	1,216,488
48,400	East Japan Railway Co.	3,574,602
142,000	Ebara Corp.‡	892,110
12,000	Eizo Corp.	314,376
21,400	Exedy Corp.	600,118
17,600	Fanuc, Ltd.	3,111,210
218,000	Fuji Electric Holdings Co., Ltd.	975,851
109,900	Fuji Heavy Industries, Ltd.	2,979,471
188,500	Fuji Media Holdings, Inc.	3,468,539
255,700	FUJIFILM Holdings Corp.	6,880,077
394,000	Fujikura, Ltd.	1,805,778
145,000	Fujitsu General, Ltd.	1,402,340
375,000	Fujitsu, Ltd.	2,272,176
355,000	Fukuoka Financial Group, Inc.	1,461,572
95,797	Glory, Ltd.	2,631,545
211,294	Hachijuni Bank, Ltd. (The)	1,204,346
249,000	Hankyu Hanshin Holdings, Inc.	1,358,819
54,000	Hanwa Co., Ltd.	209,739
221,800	Hino Motors, Ltd.	3,297,333
32,800	Hirose Electric Co., Ltd.	4,516,230
31,300	Hitachi High-Technologies Corp.‡	730,642
59,500	Hitachi Koki Co., Ltd.	467,403
834,000	Hitachi, Ltd.	6,170,879
40,900	Honda Motor Co., Ltd.	1,443,226
126,579	Ibiden Co., Ltd.	2,499,992
320,000	IHI Corp.	1,348,546
203,200	Inpex Holdings, Inc.	2,641,985
180,000	Isuzu Motors, Ltd.	1,036,462
84,900	IT Holdings Corp.	1,396,520
44,600	Ito En, Ltd.‡	1,000,398
174,900	Itochu Corp.	2,048,157
17,800	Jafco Co., Ltd.* ‡	800,252
68,000	Japan Aviation Electronics Industry, Ltd.	1,018,168
42,400	Japan Petroleum Exploration Co.	1,414,225
279,000	Japan Tobacco, Inc.	8,777,589
78,200	JFE Holdings, Inc.	1,475,386
303,714	Joyo Bank, Ltd. (The)	1,518,791
39,400	JTEKT Corp.	586,878
51,000	Kandenko Co., Ltd.	258,999
230,600	Kaneka Corp.	1,401,715
385,508	Kao Corp.	13,689,399
274,000	Kawasaki Heavy Industries, Ltd.	1,011,021
420,000	Kawasaki Kisen Kaisha, Ltd.	909,453
256,200	KDDI Corp.	14,866,740
21,900	Keyence Corp.	9,052,610
52,400	Kobayashi Pharmaceutical Co., Ltd.‡	3,027,431
326,500	Komatsu, Ltd.	6,778,240

See accompanying Notes to the Financial Statements.	69

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Japan — continued

71,400	Komori Corp.	892,977
454,800	Konica Minolta Holdings, Inc.	4,252,779
59,686	Kose Corp.	1,964,709
15,900	Kuroda Electric Co., Ltd.	257,988
43,800	Kyocera Corp.	1,978,943
2,600	Kyoei Steel, Ltd.	46,201
66,873	Lawson, Inc.‡	4,740,233
57,000	Makino Milling Machine Co., Ltd.	402,379
196,000	Marubeni Corp.‡	1,318,910
82,000	Maruha Nichiro Holdings, Inc.* ****	135,360
56,200	Maruichi Steel Tube, Ltd.	1,456,501
450,500	Matsushita Electric Industrial Co., Ltd.	5,131,199
192,000	Mazda Motor Corp.	853,872
49,900	Medipal Holdings Corp.	764,599
187,000	Meidensha Corp.	829,820
143,000	Minebea Co., Ltd.	1,274,690
195,000	Mitsubishi Chemical Holdings Corp.	812,303
195,000	Mitsubishi Electric Corp.	2,200,223
313,000	Mitsubishi Heavy Industries, Ltd.	1,814,449
254,000	Mitsubishi Materials Corp.	722,649
100,100	Mitsubishi Tanabe Pharma Corp.	1,402,576
99,600	Mitsui & Co., Ltd.	1,411,044
327,000	Mitsui Engineering & Shipbuilding Co., Ltd.	692,198
323,000	Mitsui Mining & Smelting Co., Ltd.	746,458
40,400	Mitsumi Electric Co., Ltd.	293,041
754,500	Mizuho Financial Group, Inc.‡	1,494,567
63,100	MS&AD Insurance Group Holdings	1,448,448
22,600	Murata Manufacturing Co., Ltd.	2,136,340
504,000	NEC Corp.	1,551,372
38,000	NGK Insulators, Ltd.	793,319
168,200	Nidec Corp.‡	10,255,161
49,300	Nihon Kohden Corp.	1,969,894
10,900	Nintendo Co., Ltd.‡	1,297,606
41,000	Nippon Konpo Unyu Soko Co., Ltd.	724,173
95,000	Nippon Soda Co., Ltd.	517,503
27,000	Nippon Telegraph & Telephone Corp.	1,473,156
191,200	Nippon Television Network Corp.	3,130,196
53,000	Nippon Yusen KK	154,391
77,900	Nissan Chemical Industries, Ltd.	1,171,696
92,000	Nisshinbo Holdings, Inc.	787,921
23,200	Nissin Kogyo Co., Ltd.	433,655
58,500	NKSJ Holdings, Inc.	1,506,452
180,641	Nomura Research Institute, Ltd.	5,718,208
450,641	North Pacific Bank, Ltd.	1,833,457
60,000	NSK, Ltd.	618,731
154,000	NTN Corp.* ‡	524,873
204,400	NTT DoCoMo, Inc.	3,231,181
115,100	Obic Co., Ltd.	3,643,501
256,000	Oki Electric Industry Co., Ltd.‡	549,362

70	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Japan — continued

20,200	Omron Corp.	835,578
542,400	Orix Corp.*	7,652,641
25,300	OSG Corp.	439,744
132,700	Otsuka Holdings Co., Ltd.	3,977,714
686,600	Pioneer Corp.* ‡	1,473,405
12,500	Plenus Co., Ltd.	291,183
168,000	Press Kogyo Co., Ltd.	610,108
531,390	Rakuten, Inc.‡	7,105,152
226,500	Ricoh Co., Ltd.	2,617,226
21,000	Sanken Electric Co., Ltd.‡	148,857
24,134	Sankyo Co., Ltd.	1,018,228
79,233	Santen Pharmaceutical Co., Ltd.	3,523,689
77,000	Sanwa Holdings Corp.	500,199
76,700	Seiko Epson Corp.	2,390,707
115,100	Sekisui House, Ltd.	1,431,695
80,700	Shinko Electric Industries Co., Ltd.‡	583,789
38,800	Shionogi & Co., Ltd.	720,730
130,400	Showa Corp.	1,435,875
125,000	SKY Perfect JSAT Holdings, Inc.	670,000
7,500	SMC Corp.	1,982,692
79,900	Sodick Co., Ltd.	301,026
196,600	Sony Financial Holdings, Inc.	3,226,237
46,200	Star Micronics Co., Ltd.‡	558,070
75,000	Sumitomo Bakelite Co., Ltd.	289,120
406,000	Sumitomo Chemical Co., Ltd.	1,502,025
113,300	Sumitomo Corp.	1,444,510
202,800	Sumitomo Electric Industries, Ltd.	3,024,720
93,300	Sumitomo Forestry Co., Ltd.‡	939,478
135,741	Sumitomo Mitsui Financial Group	5,811,352
417,000	Sumitomo Osaka Cement Co., Ltd.	1,728,980
13,300	Sumitomo Real Estate Sales Co., Ltd.	420,367
50,800	Suzuki Motor Corp.	1,328,885
119,100	T&D Holdings, Inc.	1,419,000
36,200	Takeda Pharmaceutical Co., Ltd.	1,719,575
40,300	TDK Corp.	1,686,585
370,000	Toagosei Co., Ltd.	1,587,998
45,500	Tokai Rika Co., Ltd.	766,102
21,900	Tokyo Electron, Ltd.	1,345,026
37,700	Tokyo Ohka Kogyo Co., Ltd.	835,012
24,000	Tokyo Seimitsu Co., Ltd.	423,440
205,000	Toppan Printing Co., Ltd.	1,471,039
139,000	Tosoh Corp.	537,185
34,000	TOTO, Ltd.‡	472,438
318,000	Toyo Ink SC Holdings Co., Ltd.	1,287,624
67,000	Toyo Suisan Kaisha, Ltd.	2,241,249
313,000	Toyo Tire & Rubber Co., Ltd.	2,221,712
24,300	Toyoda Gosei Co., Ltd.	466,958
55,000	Toyota Industries Corp.	2,648,929
99,900	Toyota Motor Corp.	5,651,477

See accompanying Notes to the Financial Statements.	71

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Japan — continued

14,518	Toyota Motor Corp., Sponsored ADR	1,639,082
72,100	TS Tech Co., Ltd.	2,191,319
92,000	Tsubakimoto Chain Co.	659,280
21,900	TV Asahi Corp.	397,660
37,000	Ushio, Inc.	478,555
239,170	USS Co., Ltd.	3,365,124
87,300	Yamaha Corp.	1,126,588
405,462	Yamato Holdings Co., Ltd.‡	8,756,105
152,000	Yokohama Rubber Co., Ltd. (The)	1,431,665

	Total Japan	387,658,468

	Luxembourg — 0.4%

911	Eurofins Scientific SE	272,776
121,895	Gagfah SA*	1,851,379
18,868	SAF-Holland SA*	293,724
130,253	Subsea 7 SA	2,421,420
71,635	Tenaris SA	1,580,682
20,408	Tenaris SA, ADR	903,054

	Total Luxembourg	7,323,035

	Malaysia — 0.2%

976,700	Genting Malaysia Bhd	1,256,206
445,400	Sime Darby Bhd	1,269,844
342,900	Tenaga Nasional Bhd	1,255,882

	Total Malaysia	3,781,932

	Malta — 0.1%

26,735	Unibet Group Plc, ADR	1,340,142

	Mexico — 0.1%

1,266,400	America Movil SAB de CV Series L	1,263,610

	Netherlands — 3.5%

380,900	Aegon NV	3,497,910
107,528	Aegon NV, ADR	989,258
153,359	Akzo Nobel NV	12,519,266
63,092	Arcadis NV	2,427,391
32,964	ASM International NV	1,323,679
80,215	BinckBank NV	948,905
140,231	Delta Lloyd NV	3,889,625
121,015	Heineken NV	8,426,174
1,371,742	ING Groep NV, ADR*	19,425,944
48,311	Koninklijke Boskalis Westminster NV	2,661,387
93,298	Reed Elsevier NV	2,016,902
98,617	TomTom NV*	666,818
25,891	USG People NV	418,220
10,964	Vastned Retail NV REIT	540,147
9,720	Wereldhave NV	827,775

72	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Netherlands — continued

190,850	Yandex NV Class A*	5,761,761

	Total Netherlands	66,341,162

	New Zealand — 0.3%

334,864	Fisher & Paykel Healthcare Corp., Ltd.	1,234,957
251,223	Ryman Healthcare, Ltd.	1,907,488
605,423	Sky Network Television, Ltd.	3,283,473

	Total New Zealand	6,425,918

	Norway — 1.2%

15,305	Aker ASA	494,654
313,021	DnB NOR ASA	5,442,661
70,212	Fred Olsen Energy ASA	2,345,462
38,847	Marine Harvest ASA	439,921
283,505	Orkla ASA	2,417,373
1,593,193	REC Silicon ASA*	1,038,880
91,036	SpareBank 1 SMN	817,295
90,561	Statoil ASA	2,556,319
321,797	Storebrand ASA*	1,857,022
76,076	TGS Nopec Geophysical Co. ASA‡	2,494,337
55,240	Yara International ASA	2,441,353

	Total Norway	22,345,277

	Singapore — 0.7%

178,000	DBS Group Holdings, Ltd.	2,288,784
71,000	Jardine Cycle & Carriage, Ltd.	2,559,286
538,000	SembCorp Industries, Ltd.	2,348,710
471,000	UOL Group, Ltd.	2,344,606
82,230	Venture Corp., Ltd.	487,802
2,626,243	Yangzijiang Shipbuilding Holdings, Ltd.‡	2,255,451

	Total Singapore	12,284,639

	South Africa — 0.1%

36,445	Kumba Iron Ore, Ltd.‡	1,309,787
23,056	Sasol, Ltd.	1,292,380

	Total South Africa	2,602,167

	South Korea — 0.5%

15,332	Daelim Industrial Co., Ltd.	1,248,799
44,140	Hyundai Marine & Fire Insurance Co., Ltd.	1,273,050
5,713	Hyundai Motor Co.	1,347,140
23,239	Kia Motors Corp.	1,294,634
1,006	Samsung Electronics Co., Ltd.	1,269,254
6,860	SK Holdings Co., Ltd.	1,243,816
6,429	SK Telecom Co., Ltd.	1,301,564

	Total South Korea	8,978,257

See accompanying Notes to the Financial Statements.	73

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Spain — 3.6%

36,127	Almirall SA	616,923
379,434	Amadeus IT Holding SA	15,767,086
1,345,885	Banco Popular Espanol SA	10,165,212
4,673	Construcciones y Auxiliar de Ferrocarriles SA	2,398,787
347,049	Duro Felguera SA‡	2,377,251
65,052	Enagas SA	1,979,198
73,934	Endesa SA	2,662,125
130,790	Gamesa Corp. Tecnologica SA*	1,420,459
77,622	Gas Natural SDG SA	2,183,513
15,440	Grifols SA, ADR	637,672
30,883	Grifols SA	1,693,002
750,178	Iberdrola SA	5,248,241
141,832	Indra Sistemas SA‡	2,851,074
65,536	International Consolidated Airlines Group SA (Barcelona Exchange)*	457,044
1,100,171	International Consolidated Airlines Group SA (London Exchange)*	7,652,075
6,877	Mediaset Espana Comunicacion SA* ‡	80,138
611,379	Prosegur Cia de Seguridad SA	3,935,095
98,004	Repsol VPF SA‡	2,502,245
154,879	Telefonica SA	2,451,610

	Total Spain	67,078,750

	Sweden — 3.5%

17,343	Axis Communications AB‡	592,763
156,489	Boliden AB	2,375,013
90,592	Hennes & Mauritz AB Class B	3,856,435
64,156	Holmen AB‡	2,350,109
129,722	Hufvudstaden AB‡	1,826,718
119,528	Industrivarden AB Class C	2,311,822
30,754	Intrum Justitia AB	837,682
29,445	Investment AB Oresund*	896,945
43,190	Investor AB Class B	1,560,117
73,361	JM AB	2,403,294
9,513	Lundbergforetagen AB Class B	449,126
27,785	Nobia AB	245,343
119,576	Nordea Bank AB	1,693,066
141,571	Peab AB	998,752
127,449	Saab AB	3,884,280
229,369	SAS AB* ‡	507,661
105,335	Skandinaviska Enskilda Banken AB‡	1,443,502
274,157	Svenska Cellulosa AB Class B	8,055,295
41,410	Swedish Orphan Biovitrum AB*	452,833
1,796,752	Telefonaktiebolaget LM Ericsson	23,888,151
201,520	Telefonaktiebolaget LM Ericsson Class B, Sponsored ADR	2,686,262
344,363	TeliaSonera AB	2,591,931

	Total Sweden	65,907,100

	Switzerland — 6.1%

12,238	Actelion, Ltd.*	1,159,586
35,672	Aryzta AG*	3,153,884

74	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Switzerland — continued

12,028	Ascom Holding AG	247,137
18,268	Baloise-Holding AG	2,299,657
10,357	Basilea Pharmaceutica*	1,183,021
11,091	Bucher Industries AG	3,766,684
114,384	Clariant AG*	2,224,619
73,585	Credit Suisse Group AG*	2,381,610
5,241	Flughafen Zuerich AG	3,372,965
2,648	Forbo Holding AG*	2,781,846
2,133	Galenica AG‡	2,065,751
77,704	GAM Holding AG*	1,403,044
19,948	Geberit AG	6,537,551
1,944	Georg Fischer AG*	1,508,589
3,893	Givaudan SA*	6,024,487
8,081	Helvetia Holding AG	4,141,816
5,000	Implenia AG*	374,144
50,039	Julius Baer Group, Ltd.*	2,222,256
194,014	Nestle SA	14,616,666
78,641	Nobel Biocare Holding AG* ‡	1,130,628
233,152	Novartis AG	19,795,551
6,861	Panalpina Welttransport Holding AG	1,054,762
4,844	Rieter Holding AG*	1,079,186
62,470	Roche Holding AG	18,740,646
46,038	Roche Holding AG, Sponsored ADR	1,736,553
11,928	Schindler Holding AG	1,759,459
1,077	Swisscom AG	662,038
9,908	Temenos Group AG	348,830
2,607	U-Blox AG*	358,284
3,361	Vontobel Holding AG	132,979
20,103	Zurich Insurance Group AG*	6,176,435

	Total Switzerland	114,440,664

	Taiwan — 0.8%

771,206	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	15,439,544

	Thailand — 0.1%

234,700	PTT Exploration & Production PCL	1,135,878
24,700	PTT Exploration & Production PCL (Public Co.)	119,541
514,600	PTT Global Chemical PCL	1,146,111
34,300	PTT Global Chemical PCL Class C	76,393

	Total Thailand	2,477,923

	United Kingdom — 19.5%

58,648	Abcam Plc	380,345
384,029	Aberdeen Asset Management Plc	2,498,833
505,151	Amlin Plc	4,078,593
173,763	Antofagasta Plc	2,420,352
1,086,559	Ashtead Group Plc	17,226,956
218,477	Associated British Foods Plc	10,129,347
143,972	AstraZeneca Plc, Sponsored ADR	9,340,903

See accompanying Notes to the Financial Statements.	75

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	United Kingdom — continued

516,504	Barratt Developments Plc	3,551,995
103,000	BBA Aviation Plc	569,755
158,863	Bellway Plc	4,396,485
47,243	Berendsen Plc	880,550
57,245	Berkeley Group Holdings Plc	2,500,423
288,224	BG Group Plc	5,369,729
52,026	Bodycote Plc	699,953
303,105	BP Plc	2,425,543
32,604	BP Plc, Sponsored ADR	1,568,252
146,387	British American Tobacco Plc	8,140,258
1,433,706	BT Group Plc	9,070,821
32,771	BT Group Plc, Sponsored ADR	2,092,428
164,344	BTG Plc*	1,486,375
322,893	Bunzl Plc	8,591,445
513,234	Cairn Energy Plc*	1,428,060
449,560	Centrica Plc	2,471,049
1,763,242	Cobham Plc	8,789,372
821,014	Compass Group Plc	12,524,096
42,211	Dairy Crest Group Plc	340,319
40,289	Dialog Semiconductor Plc* ‡	995,622
55,982	easyJet Plc	1,600,616
512,225	GlaxoSmithKline Plc	13,590,709
267,631	GlaxoSmithKline Plc, Sponsored ADR	14,299,524
127,650	Greene King Plc	1,921,690
355,249	Halma Plc	3,411,380
9,272	Hargreaves Lansdown Plc	225,375
955,097	Hays Plc	2,308,821
367,761	Home Retail Group	1,328,002
688,143	HSBC Holdings Plc (Ordinary Shares)	6,969,469
254,737	IG Group Holdings Plc	2,664,897
342,672	Intermediate Capital Group Plc	2,363,409
795,381	ITV Plc	2,539,327
579,420	J Sainsbury Plc‡	3,053,463
155,626	Jardine Lloyd Thompson Group Plc	2,760,568
198,255	John Wood Group Plc	2,535,095
841,680	Legal & General Group Plc	2,872,365
6,069,595	Lloyds TSB Group Plc*	7,553,778
74,320	London Stock Exchange Group Plc	2,440,881
623,869	Man Group Plc	1,052,564
314,923	Meggitt Plc	2,519,590
194,976	Mitchells & Butlers Plc*	1,481,597
133,399	Mondi Plc	2,332,936
447,500	Ocado Group Plc*	3,436,305
1,776,905	Old Mutual Plc	5,957,321
103,949	Pearson Plc	1,842,164
100,725	Persimmon Plc*	2,260,253
111,495	Petrofac, Ltd.	2,672,939
925,195	QinetiQ Group Plc	3,484,370
4,027,572	Quindell Plc* ‡	2,467,603

76	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	United Kingdom — continued

283,531	Reckitt Benckiser Group Plc	23,100,299
169,078	Reed Elsevier Plc	2,582,006
227,657	Resolution, Ltd.	1,134,061
75,888	Restaurant Group Plc (The)	902,064
11,953	Rightmove Plc	525,686
183,607	Rio Tinto Plc	10,216,102
68,010	Royal Dutch Shell Plc Class A (Amsterdam Exchange)	2,485,846
232,318	Royal Dutch Shell Plc Class A (London Exchange)	8,485,940
201,041	Shire Plc	9,870,625
19,179	Shire Plc, ADR	2,848,657
464,440	Smith & Nephew Plc	7,038,307
133,993	Spectris Plc	5,178,098
815,950	St James’s Place Plc	11,222,567
239,153	Stagecoach Group Plc	1,573,685
549,233	Standard Life Plc	3,456,593
167,928	TalkTalk Telecom Group Plc	896,716
2,455,692	Taylor Wimpey Plc	4,822,741
670,778	Thomas Cook Group Plc*	2,016,273
276,770	Travis Perkins Plc	8,697,713
79,808	Ultra Electronics Holdings Plc	2,381,629
109,650	United Business Media, Ltd.	1,246,717
2,433,693	Vodafone Group Plc	8,938,300
166,874	Vodafone Group Plc, Sponsored ADR	6,142,649
139,652	WH Smith Plc	2,800,835
117,808	Whitbread Plc	8,174,319
541,332	William Hill Plc	3,077,463

	Total United Kingdom	367,730,761

	TOTAL COMMON STOCKS (COST $1,523,389,488)	1,777,766,274

	INVESTMENT COMPANY — 0.9%

	United States — 0.9%

265,178	iShares MSCI EAFE Index Fund	17,812,006

	TOTAL INVESTMENT COMPANY (COST $16,032,972)	17,812,006

	PREFERRED STOCKS — 0.8%

	Brazil — 0.1%

94,900	Itau Unibanco Holding SA, 3.40%	1,425,708

	Germany — 0.7%

92,536	Henkel AG & Co. KGaA, 1.21%	9,963,245
23,083	Porsche Automobil Holding SE, 2.59%	2,371,108
9,738	Volkswagen AG, 1.86%	2,524,564

	Total Germany	14,858,917

	TOTAL PREFERRED STOCKS (COST $11,693,643)	16,284,625

See accompanying Notes to the Financial Statements.	77

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares		Description	Value ($)

		RIGHTS — 0.1%

		Hong Kong — 0.0%

539,940		New World Development Co., Ltd., Strike Price $0.80, Expires 04/17/14* ****	111,370

		Italy — 0.1%

150,150		Banco Popolare SC, Strike Price $12.45, Expires 04/17/14*	1,278,914

		TOTAL RIGHTS (COST $713,859)	1,390,284

Notional		Description	Value ($)

		OPTIONS PURCHASED — 0.0%

		Call Options — 0.0%

9,336,730		OTC Euro versus Japanese Yen with UBS AG, Strike Price $0.01, Expires 04/24/15	183,374

		Put Options — 0.0%

2,095,817,921		OTC Japanese Yen versus U.S. Dollar with Deutsche Bank Securities, Strike Price $102.50, Expires 04/02/14	154,421

		TOTAL OPTIONS PURCHASED (COST $569,021)	337,795

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 7.0%

		Bank Deposit — 3.1%

57,687,891		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/14	57,687,891

		Securities Lending Collateral — 3.9%

72,792,139		State Street Navigator Securities Lending Prime Portfolio***	72,792,139

		TOTAL SHORT-TERM INVESTMENTS (COST $130,480,030)	130,480,030

		TOTAL INVESTMENTS — 103.3% (Cost $1,682,879,013)	1,944,071,014

		Other Assets and Liabilities (net) — (3.3)%	(62,595,380)

		NET ASSETS — 100.0%	$1,881,475,634

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	‡	All or a portion of this security is out on loan.

	¤	Illiquid security. The total market value of this security at year end is $0 which represents 0.0% of net assets. The aggregate tax cost of this security held at March 31, 2014 was $0.

	***	Represents an investment of securities lending cash collateral.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $246,730 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2014 was $166,588.

78	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2014

Industry Sector Summary (Unaudited)	% of Net Assets
Telecommunications	7.7
Pharmaceuticals	7.2
Banks	7.0
Insurance	6.4
Chemicals	4.2
Food	3.4
Auto Manufacturers	2.8
Auto Parts & Equipment	2.8
Commercial Services	2.8
Electronics	2.8
Retail	2.8
Oil & Gas	2.4
Electric	2.1
Diversified Financial Services	2.0
Building Materials	1.9
Media	1.9
Household Products & Wares	1.7
Aerospace & Defense	1.6
Computers	1.6
Internet	1.6
Real Estate	1.6
Semiconductors	1.6
Software	1.6
Transportation	1.6
Electrical Components & Equipment	1.5
Machinery — Diversified	1.3
Engineering & Construction	1.2
Beverages	1.0
Home Builders	1.0
Agriculture	0.9
Forest Products & Paper	0.9
Home Furnishings	0.9
Lodging	0.9
Mining	0.9
Unaffiliated Fund	0.9
Cosmetics & Personal Care	0.8
Health Care — Products	0.8
Miscellaneous — Manufacturing	0.8
Distribution & Wholesale	0.7
Food Service	0.7
Biotechnology	0.6
Gas	0.6
Hand & Machine Tools	0.6
Iron & Steel	0.6
Machinery — Construction & Mining	0.6
Office & Business Equipment	0.6
Advertising	0.5
Airlines	0.5
Entertainment	0.5
Health Care — Services	0.5
Oil & Gas Services	0.5

See accompanying Notes to the Financial Statements.	79

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2014

Industry Sector Summary (Unaudited)	% of Net Assets
Holding Companies — Diversified	0.3
Investment Companies	0.3
Leisure Time	0.3
Metal Fabricate & Hardware	0.3
Apparel	0.2
Coal	0.1
Energy — Alternate Sources	0.1
Shipbuilding	0.1
Toys, Games & Hobbies	0.1
Water	0.1
Packaging & Containers	0.0
REITS	0.0
Textiles	0.0
Short-Term Investments and Other Assets and Liabilities (net)	3.7

100.0%

80	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 91.9%

	Asset Backed Securities — 3.6%

8,538	ACE Securities Corp., Series 2005-SD3, Class A, 0.55%, due 08/25/45†	8,534
6,700,000	ACE Securities Corp. Home Equity Loan Trust, Series 2005-SD3, Class M1, 0.85%, due 08/25/45†	6,462,930
421,374	Ameriquest Mortgage Securities, Inc., Series 2003-9, Class AV1, 0.91%, due 09/25/33†	407,037
303,231	Ameriquest Mortgage Securities, Inc., Series 2004-R2, Class A1A, 0.84%, due 04/25/34†	289,087
246,731	Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M1, 1.13%, due 12/15/33†	233,626
18,860	Bayview Financial Acquisition Trust, Series 2004-A, Class A, 0.83%, due 02/28/44†	18,707
25,465	Bayview Financial Acquisition Trust, Series 2004-C, Class A1, 0.78%, due 05/28/44†	25,418
117,924	Bear Stearns Asset Backed Securities Trust, Series 2004-SD3, Class A3, 0.72%, due 09/25/34†	115,260
429,700	Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A3, 0.51%, due 09/25/35†	415,391
19,615	Bear Stearns Asset Backed Securities, Inc., Series 2005-SD4, Class 2A1, 0.55%, due 12/25/42†	19,357
1,361,729	BNSF Railway Co. 2007-1 Pass Through Trust, 6.00%, due 04/01/24	1,533,035
703,983	Burlington Northern and Santa Fe Railway Co. 2006-1 Pass Through Trust, 5.72%, due 01/15/24	801,602
3,230,000	Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, due 10/16/17	3,230,593
224,397	Citigroup Mortgage Loan Trust, Inc., Series 2006-SHL1, Class A, 0.35%, due 11/25/45† 144A	217,206
47,395	Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2, Class A3A, 0.22%, due 05/25/37†	35,372
35,913	Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A, 0.39%, due 12/15/35†	29,048
195,181	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.82%, due 02/10/24	229,338
425,000	Greenpoint Manufactured Housing, Series 1999-2, Class A2, 2.91%, due 03/18/29†	367,253
250,000	Greenpoint Manufactured Housing, Series 1999-3, Class 2A2, 3.54%, due 06/19/29†	217,500
250,000	Greenpoint Manufactured Housing, Series 1999-4, Class A2, 3.66%, due 02/20/30†	217,500
375,000	Greenpoint Manufactured Housing, Series 2001-2, Class IA2, 3.66%, due 02/20/32†	344,124
500,000	Greenpoint Manufactured Housing, Series 2001-2, Class IIA2, 3.65%, due 03/13/32†	451,006
7,286	Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1, 0.59%, due 07/25/30†	7,266
15,735	GSAMP Trust, Series 2004-SEA2, Class A2B, 0.70%, due 03/25/34†	15,764
398,615	Home Equity Asset Trust, Series 2003-8, Class M1, 1.23%, due 04/25/34†	379,355
7,399,419	Home Equity Mortgage Loan Asset-Backed Trust Series INDS- 2006-A, Series 2006-A, Class A, 0.41%, due 06/25/36†	1,872,253
4,000,000	Merrill Lynch Mortgage Investors Trust, Series 2005-FM1, Class M1, 0.63%, due 05/25/36†	3,517,956
129,724	Merrill Lynch Mortgage Investors, Inc., Series 2007-MLN1, Class A2A, 0.26%, due 03/25/37†	79,542
370,983	Morgan Stanley ABS Capital I, Series 2003-NC10, Class M1, 1.17%, due 10/25/33†	350,747
336,444	Morgan Stanley ABS Capital I, Series 2003-NC6, Class M1, 1.35%, due 06/25/33†	326,550
263,440	Morgan Stanley ABS Capital I, Series 2003-NC7, Class M1, 1.20%, due 06/25/33†	248,925
110,268	Morgan Stanley ABS Capital I, Series 2007-NC2, Class A2FP, 0.30%, due 02/25/37†	61,526

See accompanying Notes to the Financial Statements.	81

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued

380,698	New Century Home Equity Loan Trust, Series 2003-A, Class A, 0.87%, due 10/25/33† 144A	359,654
189,006	Novastar Home Equity Loan, Series 2003-3, Class A3, 1.05%, due 12/25/33†	177,865
196,679	NovaStar Mortgage Funding Trust, Series 2003-3, Class A2C, 1.21%, due 12/25/33†	185,016
1,700,000	Ownit Mortgage Loan Trust, Series 2005-2, Class M4, 1.08%, due 03/25/36†	1,639,474
1,000,000	People’s Choice Home Loan Securities Trust, Series 2005-3, Class M2, 0.95%, due 08/25/35†	902,850
154,434	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF1, 5.89%, due 06/25/37††	87,913
253,357	SACO I, Inc., Series 2006-5, Class 1A, 0.45%, due 04/25/36†	366,184
100,905	SACO I, Inc., Series 2006-6, Class A, 0.41%, due 06/25/36†	151,238
940,928	Saxon Asset Securities Trust, Series 2005-1, Class M1, 0.84%, due 05/25/35†	885,261
530,000	SLM Student Loan Trust, Series 2008-5, Class A3, 1.54%, due 01/25/18†	534,463
1,332,604	SLM Student Loan Trust, Series 2008-9, Class A, 1.74%, due 04/25/23†	1,376,260
43,548	SLM Student Loan Trust, Series 2009-CT, Class 1A, 2.35%, due 04/15/39† ¤ 144A	43,558
623,560	SLM Student Loan Trust, Series 2010-1, Class A, 0.55%, due 03/25/25†	624,892
2,629,150	SLM Student Loan Trust, Series 2010-A, Class 2A, 3.41%, due 05/16/44† 144A	2,801,501
2,000,000	SLM Student Loan Trust, Series 2012-B, Class A2, 3.48%, due 10/15/30 144A	2,079,922
381,917	Small Business Administration Participation Certificates, Series 2008-20L, Class 1, 6.22%, due 12/01/28	437,916
66,901	Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A2, 0.26%, due 01/25/37†	42,634
1,977,156	Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class M1, 0.98%, due 05/25/35†	1,847,500
29,014	Structured Asset Securities Corp., Series 2002-AL1, Class A3, 3.45%, due 02/25/32	28,711
613,688	Structured Asset Securities Corp., Series 2006-ARS1, Class A1, 0.37%, due 02/25/36† 144A	43,091
72,117	UAL Pass Through Trust, Series 2009-2A, 9.75%, due 07/15/18	82,934
1,419,858	Washington Mutual Alternative Mortgage Pass Through Certificates, Series 2006-AR3, Class A1A, 1.10%, due 05/25/46†	1,065,568
950,135	Washington Mutual, Inc., Series 2005-AR8, Class 2A1A, 0.44%, due 07/25/45†	888,484

		39,181,697

	Bank Loans — 0.2%

200,000	Aramark Corp., Term Loan F, 4.00%, due 02/21/21¤	198,709
397,000	Charter Communications Operating, LLC, Term Loan F, 3.00%, due 01/04/21¤	394,221
397,000	CSC Holdings, Inc., New Term Loan B, 2.65%, due 04/17/20¤	392,999
358,200	Fortescue Metal Group, Ltd., New Term Loan B, 4.25%, due 06/30/19¤	361,390
396,992	NRG Energy, Inc., Term Loan B, 2.75%, due 07/02/18¤	394,189
122,523	Phillips-Van Heusen Corp., Term Loan B, 3.25%, due 02/13/20¤	122,934
119,095	Windstream Corp., Term Loan B4, 3.50%, due 01/23/20¤	119,120

		1,983,562

	Corporate Debt — 25.2%

20,000	21st Century Fox America, Inc., 6.75%, due 01/09/38	24,011
290,000	Access Midstream Partners LP/ACMP Finance Corp., 4.88%, due 05/15/23	293,625
170,000	Access Midstream Partners LP/ACMP Finance Corp., 4.88%, due 03/15/24	169,788
180,000	Activision Blizzard, Inc., 5.63%, due 09/15/21 144A	193,050

82	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

680,000	AES Corp. (The), Senior Note, 8.00%, due 06/01/20	805,800
170,000	Aleris International, Inc., Senior Note, (PIK), 9.00%, due 12/15/14**** ††† ¤	—
390,000	Altria Group, Inc., 4.75%, due 05/05/21	426,263
490,000	Altria Group, Inc., 9.25%, due 08/06/19	647,291
150,000	Altria Group, Inc., 9.95%, due 11/10/38	241,397
620,000	America Movil SAB de CV, 5.00%, due 03/30/20	682,392
150,000	America Movil SAB de CV, Guaranteed Senior Note, 5.63%, due 11/15/17	170,813
300,000	American International Group, Inc., 5.85%, due 01/16/18	343,124
400,000	American International Group, Inc., 8.25%, due 08/15/18	500,944
250,000	Anadarko Finance Co., Senior Note, 7.50%, due 05/01/31	319,151
220,000	Anadarko Petroleum Corp., 6.38%, due 09/15/17	252,057
290,000	Anheuser-Busch InBev Worldwide, Inc., 2.50%, due 07/15/22	274,321
570,000	Anheuser-Busch InBev Worldwide, Inc., 5.00%, due 04/15/20	644,687
340,000	Anheuser-Busch InBev Worldwide, Inc., 5.38%, due 01/15/20	390,807
160,000	ArcelorMittal, 5.00%, due 02/25/17	170,600
150,000	AT&T, Inc., 2.63%, due 12/01/22‡	139,735
120,000	AT&T, Inc., 3.88%, due 08/15/21	125,360
91,000	AT&T, Inc., 4.35%, due 06/15/45	80,637
10,000	AT&T, Inc., 4.45%, due 05/15/21	10,823
610,000	AT&T, Inc., Global Note, 5.50%, due 02/01/18	688,843
2,150,000	AT&T, Inc., Global Note, 6.55%, due 02/15/39	2,545,170
3,125,000	BAC Capital Trust XI, 6.63%, due 05/23/36	3,431,000
610,000	Ball Corp., 5.75%, due 05/15/21	654,225
1,200,000	Bank of America Corp., 2.00%, due 01/11/18	1,198,835
600,000	Bank of America Corp., 2.60%, due 01/15/19	603,041
350,000	Bank of America Corp., 3.30%, due 01/11/23	338,066
140,000	Bank of America Corp., 3.88%, due 03/22/17	149,436
500,000	Bank of America Corp., 4.13%, due 01/22/24	506,648
400,000	Bank of America Corp., 4.50%, due 04/01/15	415,093
910,000	Bank of America Corp., 5.00%, due 05/13/21	1,004,920
880,000	Bank of America Corp., 5.00%, due 01/21/44	901,885
500,000	Bank of America Corp., 5.63%, due 07/01/20	569,733
2,600,000	Bank of America Corp., 7.63%, due 06/01/19	3,203,525
500,000	Bank of America Corp., (MTN), Series L, 5.65%, due 05/01/18	565,738
3,010,000	Bank of America Corp., Senior Note, 5.75%, due 12/01/17	3,410,598
375,000	Bank One Capital III, 8.75%, due 09/01/30	501,615
290,000	BHP Billiton Finance USA, Ltd., 5.00%, due 09/30/43	308,084
415,000	Boston Properties, LP REIT, 3.13%, due 09/01/23	390,190
2,450,000	Boston Properties, LP REIT, 4.13%, due 05/15/21	2,579,681
250,000	Boston Properties, LP REIT, 5.63%, due 11/15/20	285,940
250,000	Boston Properties, LP REIT, 5.88%, due 10/15/19	288,783
2,325,000	Boston Scientific Corp., 6.00%, due 01/15/20	2,671,850
425,000	Boston Scientific Corp., 6.40%, due 06/15/16	471,308
220,000	BP Capital Markets Plc, 3.25%, due 05/06/22	218,534
1,100,000	Burlington Northern Santa Fe LLC, 3.05%, due 09/01/22	1,055,681
2,675,000	Burlington Northern Santa Fe LLC, 3.75%, due 04/01/24	2,688,209
53,000	Calpine Corp., 7.50%, due 02/15/21 144A	58,168
311,000	Calpine Corp., 7.88%, due 01/15/23 144A	349,875

See accompanying Notes to the Financial Statements.	83

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

2,025,000	Capital One Financial Corp., 3.50%, due 06/15/23	1,989,026
1,425,000	Capital One Financial Corp., 4.75%, due 07/15/21	1,563,600
500,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, due 01/15/19	530,000
925,000	Cemex Finance LLC, 6.00%, due 04/01/24†††† 144A	929,625
1,425,000	Cemex SAB de CV, 6.50%, due 12/10/19 144A	1,519,406
350,000	Cemex SAB de CV, 7.25%, due 01/15/21‡ 144A	383,250
430,000	CGG, 6.50%, due 06/01/21	438,600
350,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, due 06/15/19 144A	385,000
120,000	Cie Generale de Geophysique - Veritas SA, Senior Note, 7.75%, due 05/15/17	122,100
525,000	Cigna Corp., 4.00%, due 02/15/22	545,289
525,000	Cigna Corp., 5.38%, due 02/15/42	579,131
250,000	Cigna Corp., 5.88%, due 03/15/41	296,510
1,100,000	Cigna Corp., 6.15%, due 11/15/36	1,320,436
325,000	Cigna Corp., 7.88%, due 05/15/27	415,914
375,000	Cigna Corp., 8.50%, due 05/01/19	477,618
170,000	CIT Group, Inc., 5.00%, due 08/01/23	174,675
4,300,000	Citigroup, Inc., 1.04%, due 04/01/16†	4,331,545
825,000	Citigroup, Inc., 3.50%, due 05/15/23	779,842
560,000	Citigroup, Inc., 3.95%, due 06/15/16	593,680
950,000	Citigroup, Inc., 4.05%, due 07/30/22	955,341
3,000,000	Citigroup, Inc., 4.59%, due 12/15/15	3,183,261
20,000	Citigroup, Inc., 5.38%, due 08/09/20	22,534
380,000	Citigroup, Inc., 5.50%, due 09/13/25	405,641
130,000	Citigroup, Inc., 5.90%, due 12/31/49†	127,857
230,000	Citigroup, Inc., 5.95%, due 12/31/49† ‡	225,113
748,000	Citigroup, Inc., 6.01%, due 01/15/15	779,779
80,000	Citigroup, Inc., 6.68%, due 09/13/43	94,008
2,725,000	Citigroup, Inc., Global Senior Note, 6.13%, due 11/21/17	3,122,746
320,000	Comcast Corp., 5.65%, due 06/15/35	362,773
350,000	Comcast Corp., 5.70%, due 05/15/18	402,320
1,075,000	Comcast Corp., 5.88%, due 02/15/18	1,231,970
100,000	Comcast Corp., 6.30%, due 11/15/17	116,320
500,000	Comcast Corp., 6.45%, due 03/15/37	617,111
640,000	Comcast Corp., 6.50%, due 01/15/15	669,484
130,000	Comcast Corp., 6.50%, due 01/15/17	148,517
20,000	Comcast Corp., 6.50%, due 11/15/35	24,880
170,000	Comcast Corp., 6.55%, due 07/01/39	212,925
90,000	Comcast Corp., 6.95%, due 08/15/37	117,286
60,000	Concho Resources, Inc., 5.50%, due 04/01/23	62,700
228,000	Concho Resources, Inc., 6.50%, due 01/15/22	249,660
300,000	ConocoPhillips Holding Co., 6.95%, due 04/15/29	400,908
120,000	Continental Resources, Inc., 4.50%, due 04/15/23	124,506
50,000	Continental Resources, Inc., 5.00%, due 09/15/22	52,563
210,000	Countrywide Financial Corp., Subordinated Note, 6.25%, due 05/15/16	230,447
825,000	COX Communications, Inc., 2.95%, due 06/30/23 144A	754,425
1,950,000	COX Communications, Inc., 3.25%, due 12/15/22 144A	1,835,205
2,150,000	COX Communications, Inc., 5.88%, due 12/01/16 144A	2,398,914
875,000	COX Communications, Inc., 9.38%, due 01/15/19 144A	1,114,746

84	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

150,000	CSC Holdings LLC, 6.75%, due 11/15/21	168,375
550,000	CSX Corp., 7.38%, due 02/01/19	669,897
1,160,000	CVS Caremark Corp., 2.75%, due 12/01/22	1,096,333
250,000	Daimler Finance North America LLC, 1.30%, due 07/31/15 144A	251,825
550,000	Daimler Finance North America LLC, 2.63%, due 09/15/16 144A	570,421
310,000	Deutsche Telekom International Finance BV, 5.75%, due 03/23/16	338,844
520,000	Devon Energy Corp., 7.95%, due 04/15/32	713,757
500,000	Dominion Resources, Inc., 5.20%, due 08/15/19	558,956
359,000	Dow Chemical Co. (The), 5.70%, due 05/15/18	408,389
1,275,000	Dow Chemical Co. (The), 7.38%, due 11/01/29	1,657,922
1,885,000	Dow Chemical Co. (The), 8.55%, due 05/15/19	2,416,242
575,000	Dow Chemical Co. (The), 9.40%, due 05/15/39	911,320
240,000	Eagle Spinco, Inc., 4.63%, due 02/15/21 144A	238,200
250,000	Eaton Corp., 1.50%, due 11/02/17	249,013
650,000	Eaton Corp., 2.75%, due 11/02/22	616,473
110,000	Ecolab, Inc., 4.35%, due 12/08/21	118,554
190,000	El Paso Natural Gas Co. LLC, 8.38%, due 06/15/32	254,412
725,000	Enel Finance International SA, 6.00%, due 10/07/39 144A	759,959
625,000	Enel Finance International SA, Guaranteed Note, 6.80%, due 09/15/37 144A	710,562
400,000	Enel Spa, 8.75%, due 09/24/73† 144A	449,840
1,350,000	ERP Operating, LP, 3.00%, due 04/15/23	1,277,049
825,000	ERP Operating, LP, 4.63%, due 12/15/21	893,307
2,045,000	Escrow GCB General Motors, 8.38%, due 07/15/49**** ¤	—
1,450,000	Export-Import Bank of Korea, 4.00%, due 01/11/17	1,569,664
1,200,000	Express Scripts Holding Co., 3.50%, due 11/15/16	1,271,354
150,000	FirstEnergy Corp., 2.75%, due 03/15/18	149,684
1,475,000	FirstEnergy Corp., Series C, 7.38%, due 11/15/31	1,698,656
540,000	Ford Motor Co., 4.75%, due 01/15/43	524,206
350,000	Ford Motor Credit Co., 8.00%, due 12/15/16	410,168
900,000	Ford Motor Credit Co. LLC, 1.33%, due 08/28/14†	903,575
350,000	Ford Motor Credit Co. LLC, 4.25%, due 09/20/22	361,319
800,000	Ford Motor Credit Co. LLC, 4.38%, due 08/06/23	826,980
1,025,000	Ford Motor Credit Co. LLC, 5.63%, due 09/15/15	1,092,990
2,100,000	Ford Motor Credit Co. LLC, 5.75%, due 02/01/21	2,401,610
650,000	Ford Motor Credit Co. LLC, 5.88%, due 08/02/21	749,046
580,000	Ford Motor Credit Co. LLC, 8.13%, due 01/15/20	732,253
440,000	Ford Motor Credit Co. LLC, 12.00%, due 05/15/15	494,133
2,403,000	General Electric Capital Corp., 1.50%, due 07/12/16	2,436,200
210,000	General Electric Capital Corp., 1.63%, due 07/02/15	212,920
2,205,000	General Electric Capital Corp., 4.38%, due 09/16/20	2,398,301
1,165,000	General Electric Capital Corp., 4.63%, due 01/07/21	1,284,567
450,000	General Electric Capital Corp., 4.65%, due 10/17/21	494,997
1,275,000	General Electric Capital Corp., 5.50%, due 01/08/20	1,468,989
310,000	General Electric Capital Corp., 5.88%, due 01/14/38	366,710
380,000	General Electric Capital Corp., 6.00%, due 08/07/19	446,625
720,000	General Electric Capital Corp., 6.38%, due 11/15/67†	794,700
150,000	General Electric Capital Corp., 6.88%, due 01/10/39	198,208
270,000	General Electric Co., 0.85%, due 10/09/15	271,324

See accompanying Notes to the Financial Statements.	85

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

310,000	General Electric Co., 4.50%, due 03/11/44	316,109
490,000	GlaxoSmithKline Capital, Inc., Guaranteed Note, 5.65%, due 05/15/18	562,702
320,000	Glitnir Banki HF, Subordinated Note, 6.69%, due 06/15/16††† **** 144A	—
150,000	Goldman Sachs Group (The), Inc., 4.00%, due 03/03/24	149,638
140,000	Goldman Sachs Group (The), Inc., 5.25%, due 07/27/21	155,216
1,380,000	Goldman Sachs Group (The), Inc., 5.95%, due 01/18/18	1,564,175
100,000	Goldman Sachs Group (The), Inc., 6.00%, due 05/01/14	100,442
400,000	Goldman Sachs Group (The), Inc., 6.15%, due 04/01/18	457,687
1,660,000	Goldman Sachs Group (The), Inc., 6.25%, due 02/01/41	1,978,106
480,000	Goldman Sachs Group (The), Inc., 7.50%, due 02/15/19	581,306
460,000	HCA, Inc., 5.88%, due 03/15/22	496,800
1,475,000	HCA, Inc., 6.38%, due 01/15/15	1,534,000
1,815,000	HCA, Inc., 6.50%, due 02/15/16	1,973,812
875,000	Health Net, Inc., 6.38%, due 06/01/17	955,937
1,250,000	Hewlett-Packard Co., 3.30%, due 12/09/16	1,315,530
220,000	Hexion US Finance Corp., 6.63%, due 04/15/20	228,800
580,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, due 10/15/21 144A	607,187
740,000	HSBC Finance Corp., 6.68%, due 01/15/21	864,739
350,000	HSBC Holdings Plc, 5.10%, due 04/05/21	391,919
875,000	HSBC Holdings Plc, Subordinated Note, 6.50%, due 05/02/36	1,033,420
2,665,000	HSBC Holdings Plc, Subordinated Note, 6.50%, due 09/15/37	3,163,272
420,000	Imperial Tobacco Finance Plc, 2.05%, due 02/11/18 144A	417,020
260,000	Intelsat Jackson Holdings SA, 5.50%, due 08/01/23 144A	255,775
120,000	Intelsat Jackson Holdings SA, 7.25%, due 10/15/20	130,650
220,000	International Lease Finance Corp., 6.50%, due 09/01/14 144A	225,500
250,000	Intesa Sanpaolo Spa, 3.13%, due 01/15/16	256,063
250,000	Intesa Sanpaolo Spa, 3.63%, due 08/12/15 144A	256,583
100,000	John Deere Capital Corp., 1.70%, due 01/15/20	95,891
220,000	John Deere Capital Corp., 2.25%, due 04/17/19	220,453
2,100,000	JPMorgan Chase & Co., 0.76%, due 02/15/17†	2,103,293
3,400,000	JPMorgan Chase & Co., 0.85%, due 02/26/16†	3,417,915
990,000	JPMorgan Chase & Co., 1.10%, due 10/15/15	994,440
300,000	JPMorgan Chase & Co., 3.25%, due 09/23/22	296,070
1,280,000	JPMorgan Chase & Co., 3.38%, due 05/01/23	1,214,007
90,000	JPMorgan Chase & Co., 4.35%, due 08/15/21	96,623
860,000	JPMorgan Chase & Co., 4.40%, due 07/22/20	928,308
200,000	JPMorgan Chase & Co., 4.50%, due 01/24/22	215,973
250,000	JPMorgan Chase & Co., 4.95%, due 03/25/20	278,282
1,030,000	JPMorgan Chase & Co., Global Subordinated Note, 5.15%, due 10/01/15	1,093,485
1,250,000	JPMorgan Chase & Co., Subordinated Note, 6.13%, due 06/27/17	1,418,025
300,000	JPMorgan Chase Bank NA, 0.56%, due 06/13/16†	298,625
100,000	Kaupthing Bank HF, 7.13%, due 05/19/16††† **** 144A	—
430,000	Key Energy Services, Inc., 6.75%, due 03/01/21	454,188
440,000	Kinder Morgan Finance Co. LLC, 6.00%, due 01/15/18 144A	478,500
2,300,000	Kinder Morgan Finance Co. ULC, Guaranteed Note, 5.70%, due 01/05/16	2,461,000
600,000	Koninklijke Philips Electronics NV, 5.75%, due 03/11/18	684,028
360,000	Kraft Foods Group, Inc., 3.50%, due 06/06/22	362,811

86	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

349,000	Kraft Foods Group, Inc., 5.38%, due 02/10/20	398,475
691,000	Kraft Foods, Inc., 5.38%, due 02/10/20	782,168
400,000	Kroger Co. (The), Senior Note, 6.15%, due 01/15/20	466,733
775,000	Lafarge SA, 6.20%, due 07/09/15 144A	823,437
2,350,000	Lafarge SA, 6.50%, due 07/15/16	2,596,750
1,325,000	Legg Mason, Inc., 5.50%, due 05/21/19	1,465,084
470,000	Lehman Brothers Holdings Capital Trust VII, (MTN), 5.86%, due 12/31/49†††	165
270,000	Lehman Brothers Holdings, Inc., (MTN), Series I, 6.75%, due 12/28/17†††	95
890,000	Lehman Brothers Holdings, Inc., Subordinated Note, 6.50%, due 07/19/17†††	312
390,000	Lorillard Tobacco Co., 3.75%, due 05/20/23	368,298
525,000	Macy’s Retail Holdings, Inc., 6.38%, due 03/15/37	636,666
3,090,000	Macy’s Retail Holdings, Inc., 6.65%, due 07/15/24	3,699,688
350,000	Macy’s Retail Holdings, Inc., 6.90%, due 01/15/32	426,248
600,000	Macy’s Retail Holdings, Inc., 7.00%, due 02/15/28	729,118
70,000	Medtronic, Inc., 3.13%, due 03/15/22	70,266
240,000	Medtronic, Inc., 4.45%, due 03/15/20	263,820
600,000	Merrill Lynch & Co., Inc., 6.40%, due 08/28/17	689,321
1,720,000	Merrill Lynch & Co., Inc., 6.88%, due 04/25/18	2,030,247
840,000	Merrill Lynch & Co., Inc., Subordinated Note, 5.70%, due 05/02/17	934,953
250,000	MetLife, Inc., 4.75%, due 02/08/21	278,537
420,000	MetLife, Inc., Subordinated Note, 6.40%, due 12/15/66	445,200
80,000	MidAmerican Energy Holdings Co., Senior Note, 6.50%, due 09/15/37	99,262
165,630	Miran Mid-Atlantic Series C Pass Through Trust, 10.06%, due 12/30/28	185,092
70,000	Morgan Stanley, 4.75%, due 03/22/17	76,446
130,000	Morgan Stanley, (MTN), Series F, 0.69%, due 10/18/16†	129,757
1,000,000	Morgan Stanley, (MTN), Series F, 6.63%, due 04/01/18	1,166,802
600,000	Murray Street Investment Trust I, 4.65%, due 03/09/17††	648,527
1,050,000	Myriad International Holdings BV, 6.00%, due 07/18/20 144A	1,144,500
50,000	News America, Inc., 4.50%, due 02/15/21	54,332
525,000	News America, Inc., 5.65%, due 08/15/20	602,558
475,000	News America, Inc., 6.20%, due 12/15/34	555,325
275,000	News America, Inc., 6.40%, due 12/15/35	329,670
20,000	News America, Inc., 6.90%, due 08/15/39	25,220
30,000	News America, Inc., Senior Note, 6.65%, due 11/15/37	36,761
1,000,000	NextEra Energy Capital Holdings, Inc., 1.34%, due 09/01/15	1,007,616
780,000	Noble Energy, Inc., 4.15%, due 12/15/21	823,129
1,000,000	Nordstrom, Inc., 6.25%, due 01/15/18	1,151,850
920,000	Pacific Gas & Electric Co., 6.05%, due 03/01/34	1,089,886
606,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	675,690
1,175,000	Petrobras Global Finance BV, 4.38%, due 05/20/23‡	1,078,087
675,000	Petrobras Global Finance BV, 6.25%, due 03/17/24	697,114
400,000	Petrobras International Finance Co., 3.88%, due 01/27/16	411,776
4,275,000	Petrobras International Finance Co., 5.38%, due 01/27/21	4,344,772
992,000	Petroleos Mexicanos, 3.50%, due 01/30/23	935,952
430,000	Petroleos Mexicanos, 5.50%, due 01/21/21	471,925
2,150,000	Petroleos Mexicanos, 6.38%, due 01/23/45 144A	2,324,687
480,000	Philip Morris International, Inc., 2.90%, due 11/15/21	474,505
675,000	Provident Cos., Inc., 7.25%, due 03/15/28	807,361

See accompanying Notes to the Financial Statements.	87

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

170,000	QEP Resources, Inc., 6.88%, due 03/01/21	187,850
45,000	Qwest Corp., 7.50%, due 10/01/14	46,467
500,000	Range Resources Corp., 6.75%, due 08/01/20	542,500
2,153,000	Reed Elsevier Capital, Inc., 3.13%, due 10/15/22	2,069,302
316,000	Reed Elsevier Capital, Inc., Guaranteed Note, 8.63%, due 01/15/19	399,686
755,000	Reynolds American, Inc., Senior Note, 6.75%, due 06/15/17	871,092
410,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 7.13%, due 04/15/19	435,625
920,000	Rio Tinto Finance USA, Ltd., 9.00%, due 05/01/19	1,198,028
262,000	Roche Holdings, Inc., Guaranteed Note, 6.00%, due 03/01/19 144A	308,147
170,000	Rock-Tenn Co., 3.50%, due 03/01/20	172,664
90,000	Rock-Tenn Co., 4.00%, due 03/01/23	90,661
3,150,000	Royal Bank of Scotland Group Plc, 6.13%, due 12/15/22	3,310,061
575,000	Royal Bank of Scotland Plc (The), 5.63%, due 08/24/20	650,160
325,000	Royal Bank of Scotland Plc (The), 6.13%, due 01/11/21	379,662
110,000	Service Corp. International, Senior Note, 7.50%, due 04/01/27	117,150
580,000	Shell International Finance BV, 4.38%, due 03/25/20	637,446
1,270,000	SLM Corp., 3.88%, due 09/10/15	1,314,450
400,000	SLM Corp., 4.63%, due 09/25/17	421,500
10,000	SLM Corp., 5.00%, due 04/15/15	10,400
1,750,000	SLM Corp., 6.00%, due 01/25/17	1,914,062
475,000	SLM Corp., 6.25%, due 01/25/16	512,406
320,000	Softbank Corp., 4.50%, due 04/15/20 144A	320,000
880,000	Southern Copper Corp., 5.25%, due 11/08/42	757,817
880,000	Sprint Corp., 7.88%, due 09/15/23 144A	970,200
375,000	Sprint Nextel Corp., 6.00%, due 12/01/16	412,031
850,000	State Street Corp., 4.96%, due 03/15/18	926,823
3,800,000	Statoil ASA, 0.70%, due 11/08/18†	3,826,752
270,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, due 04/15/21 144A	274,050
70,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.75%, due 04/15/20 144A	77,525
380,000	Teachers Insurance & Annuity Association of America, 6.85%, due 12/16/39 144A	500,364
666,000	Telecom Italia Capital SA, 6.18%, due 06/18/14	673,492
1,250,000	Telecom Italia Capital SA, 7.00%, due 06/04/18	1,423,437
1,900,000	Telecom Italia Capital SA, 7.18%, due 06/18/19	2,187,375
450,000	Telecom Italia Capital SA, Guaranteed Senior Note, 7.20%, due 07/18/36	460,125
825,000	Telecom Italia Capital SA, Guaranteed Senior Note, 7.72%, due 06/04/38	886,875
90,000	Tenet Healthcare Corp., 4.50%, due 04/01/21	88,313
350,000	Tenet Healthcare Corp., 6.00%, due 10/01/20 144A	375,156
220,000	Thermo Fisher Scientific, Inc., 3.60%, due 08/15/21	224,432
520,000	Time Warner Cable, Inc., 4.13%, due 02/15/21	545,191
10,000	Time Warner Cable, Inc., 5.00%, due 02/01/20	10,935
740,000	Time Warner Cable, Inc., 5.85%, due 05/01/17	832,555
2,055,000	Time Warner Cable, Inc., 8.25%, due 04/01/19	2,563,146
2,150,000	Time Warner Cable, Inc., 8.75%, due 02/14/19	2,722,597
180,000	Time Warner Entertainment Co. LP, Senior Subordinated Note, 8.38%, due 07/15/33	248,737
260,000	Time Warner, Inc., 4.70%, due 01/15/21	284,773

88	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

200,000	Time Warner, Inc., 4.75%, due 03/29/21	219,153
50,000	Time Warner, Inc., 6.25%, due 03/29/41	58,780
1,000,000	Time Warner, Inc., 7.63%, due 04/15/31	1,335,842
3,380,000	Time Warner, Inc., 7.70%, due 05/01/32	4,545,116
130,000	Transocean, Inc., 5.05%, due 12/15/16	141,489
130,000	tw telecom holdings, Inc., 5.38%, due 10/01/22	133,088
3,087,000	Union Pacific Corp., 4.16%, due 07/15/22	3,269,290
260,000	United Business Media, Ltd., 5.75%, due 11/03/20 144A	278,995
270,000	United Technologies Corp., 4.50%, due 06/01/42	276,036
90,000	UnitedHealth Group, Inc., 3.38%, due 11/15/21	91,326
520,000	UnitedHealth Group, Inc., Senior Note, 6.00%, due 02/15/18	598,969
170,000	Univision Communications, Inc., 5.13%, due 05/15/23‡ 144A	174,675
200,000	Verizon Communications, Inc., 1.98%, due 09/14/18†	210,263
40,000	Verizon Communications, Inc., 2.45%, due 11/01/22	36,521
200,000	Verizon Communications, Inc., 2.50%, due 09/15/16	207,217
350,000	Verizon Communications, Inc., 3.45%, due 03/15/21	355,338
500,000	Verizon Communications, Inc., 3.65%, due 09/14/18	532,814
1,140,000	Verizon Communications, Inc., 4.15%, due 03/15/24	1,160,531
110,000	Verizon Communications, Inc., 5.05%, due 03/15/34	113,202
2,660,000	Verizon Communications, Inc., 5.15%, due 09/15/23	2,916,387
50,000	Verizon Communications, Inc., 6.35%, due 04/01/19	59,046
1,230,000	Verizon Communications, Inc., 6.40%, due 09/15/33	1,464,629
5,270,000	Verizon Communications, Inc., 6.55%, due 09/15/43	6,436,441
31,000	Vulcan Materials Co., 6.50%, due 12/01/16	34,739
1,850,000	Vulcan Materials Co., 7.50%, due 06/15/21	2,187,625
250,000	Wachovia Bank NA, 6.00%, due 11/15/17	288,272
130,000	WellPoint, Inc., 1.25%, due 09/10/15	130,917
30,000	WellPoint, Inc., 3.70%, due 08/15/21	30,680
425,000	WellPoint, Inc., 4.35%, due 08/15/20	452,268
730,000	WellPoint, Inc., 5.88%, due 06/15/17	823,686
1,746,000	WellPoint, Inc., 7.00%, due 02/15/19	2,078,573
1,900,000	Wells Fargo & Co., 1.25%, due 07/20/16	1,917,028
190,000	Wells Fargo & Co., 1.50%, due 01/16/18	188,359
250,000	Wells Fargo & Co., 3.45%, due 02/13/23	243,105
420,000	Wells Fargo & Co., 3.68%, due 06/15/16††	445,581
1,308,000	Wells Fargo & Co., 4.48%, due 01/16/24	1,354,043
90,000	Wells Fargo & Co., 4.60%, due 04/01/21	99,207
260,000	Wells Fargo & Co., 5.38%, due 11/02/43	274,919
290,000	Williams Partners, LP/Williams Partners Finance Corp., Senior Note, 7.25%, due 02/01/17	334,035
80,000	WM Wrigley Jr Co., 2.40%, due 10/21/18 144A	80,316
320,000	WM Wrigley Jr Co., 2.90%, due 10/21/19 144A	323,290
90,000	WM Wrigley Jr Co., 3.38%, due 10/21/20 144A	90,995
510,000	Wyeth LLC, 5.95%, due 04/01/37	619,335
2,025,000	Xerox Corp., 4.50%, due 05/15/21	2,137,230
600,000	Xerox Corp., 5.63%, due 12/15/19	680,698
2,500,000	Xerox Corp., 6.35%, due 05/15/18	2,891,555
520,000	Xstrata Finance Canada, Ltd., 2.05%, due 10/23/15 144A	526,178

See accompanying Notes to the Financial Statements.	89

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

470,000	Xstrata Finance Canada, Ltd., 2.70%, due 10/25/17 144A	476,089
100,000	Xstrata Finance Canada, Ltd., 5.80%, due 11/15/16 144A	110,163
90,000	Zoetis, Inc., 3.25%, due 02/01/23	86,975

		271,510,883

	Mortgage Backed Securities - Private Issuers — 2.0%

2,141,122	Alternative Loan Trust, Series 2005-36, Class 3A1, 2.62%, due 08/25/35†	1,875,561
145,530	Banc of America Funding Corp., Series 2005-E, Class 8A1, 2.21%, due 06/20/35†	94,895
136,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-1, Class AM, 5.42%, due 09/10/45†	145,646
743,288	Bear Stearns ALT-A Trust, Series 2004-12, Class 1A3, 0.85%, due 01/25/35†	723,813
711,413	Bear Stearns ALT-A Trust, Series 2004-7, Class 2A1, 3.05%, due 08/25/34†	721,307
324,060	Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 2.38%, due 02/25/36† 144A	325,715
80,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A3, 2.82%, due 10/15/45	76,784
120,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR12, Class A4, 4.05%, due 10/10/46	124,377
65,558	Countrywide Alternative Loan Trust, Series 2005-61, Class 1A1, 0.41%, due 12/25/35†	58,140
55,385	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF, 0.55%, due 09/25/35† 144A	50,396
175,906	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR30, Class 2A1, 2.51%, due 01/25/34†	173,589
402,919	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR1, Class A2A, 0.98%, due 09/19/44†	395,637
898,906	DSLA Mortgage Loan Trust, Series 2004-AR2, Class A1A, 0.98%, due 11/19/44†	803,640
179,521	First Horizon Alternative Mortgage Securities, Series 2006-FA1, Class 1A6, 0.90%, due 04/25/36†	179,951
290,000	Fremont Home Loan Trust, Series 2004-B, Class M1, 1.02%, due 05/25/34†	269,007
82,847	Granite Mortgages Plc, Series 2004-3, Class 2A1, 0.51%, due 09/20/44†	82,446
360,000	GS Mortgage Securities Corp. II, Series 2013-GC16, Class A4, 4.27%, due 11/10/46	381,049
227,584	GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.50%, due 03/25/35† 144A	200,677
69,080	GSR Mortgage Loan Trust, Series 2004-7, Class 4A1, 4.67%, due 06/25/34†	68,507
65,086	Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1A, 0.50%, due 06/20/35†	61,746
888,245	Harborview Mortgage Loan Trust, Series 2007-4, Class 2A1, 0.38%, due 07/19/47†	762,163
290,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.34%, due 05/15/47	316,939
450,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-INN, Class A, 1.56%, due 10/15/30† 144A	450,674
77,468	Lehman XS Trust, Series 2005-7N, Class 1A1B, 0.45%, due 12/25/35†	43,957
99,086	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 2.63%, due 01/25/36†	97,261
300,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, due 09/12/49	335,458
142,998	MLCC Mortgage Investors, Inc., Series 2007-1, Class 4A3, 5.62%, due 01/25/37†	144,448

90	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, due 02/15/46	96,067
285,584	Morgan Stanley Capital I, Inc., Series 2007-IQ15, Class A4, 5.91%, due 06/11/49†	318,708
175,603	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 2A, 2.68%, due 07/25/34†	175,397
288,635	Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A6, 2.47%, due 09/25/34†	288,153
385,610	Nomura Asset Acceptance Corp., Series 2004-R3, Class A1, 6.50%, due 02/25/35 144A	400,850
331,024	Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A, 0.34%, due 09/25/46†	277,416
209,815	Prime Mortgage Trust, Series 2006-DR1, Class 1A1, 5.50%, due 05/25/35 144A	218,803
87,254	Prime Mortgage Trust, Series 2006-DR1, Class 1A2, 6.00%, due 05/25/35 144A	91,799
1,120,020	Prime Mortgage Trust, Series 2006-DR1, Class 2A1, 5.50%, due 05/25/35 144A	1,122,113
930,061	Prime Mortgage Trust, Series 2006-DR1, Class 2A2, 6.00%, due 05/25/35 144A	924,411
321,900	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, 2.52%, due 05/25/35†	330,249
146,949	RBSSP Resecuritization Trust, Series 2010-3, Class 4A1, 3.09%, due 12/26/35† 144A	147,836
1,603,332	Residential Accredit Loans, Inc., Series 2004-QS16, Class 1A1, 5.50%, due 12/25/34	1,640,082
68,303	Residential Asset Securitization Trust, Series 2003-A8, Class A2, 0.50%, due 10/25/18†	66,888
748,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Class 2A, 2.39%, due 08/25/34†	737,106
180,240	WaMu Mortgage Pass Through Certificates, Series 2002-AR19, Class A6, 2.46%, due 02/25/33†	178,129
54,280	WaMu Mortgage Pass Through Certificates, Series 2003-AR9, Class 1A7, 2.42%, due 09/25/33†	55,588
359,652	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 4A, 6.50%, due 08/25/34	399,187
754,099	WaMu Mortgage Pass Through Certificates, Series 2005-AR11, Class A1A, 0.47%, due 08/25/45†	705,157
424,017	WaMu Mortgage Pass Through Certificates, Series 2005-AR3, Class A2, 2.41%, due 03/25/35†	426,174
288,905	WaMu Mortgage Pass Through Certificates, Series 2005-AR6, Class 2A1A, 0.38%, due 04/25/45†	271,310
59,245	WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 1A1, 2.06%, due 11/25/36†	51,931
1,426,204	WaMu Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.09%, due 08/25/46†	985,537
881,466	WaMu Mortgage Pass-Through Certificates, Series 2007-OA2, Class 1A, 0.83%, due 03/25/47†	713,631
104,215	Washington Mutual, Inc., Series 2005-AR13, Class A1A1, 0.44%, due 10/25/45†	96,575
100,485	Washington Mutual, Inc., Series 2005-AR15, Class A1A1, 0.41%, due 11/25/45†	93,247
147,066	Washington Mutual, Inc., Series 2005-AR19, Class A1A1, 0.42%, due 12/25/45†	138,518
183,833	Washington Mutual, Inc., Series 2005-AR19, Class A1A2, 0.44%, due 12/25/45†	170,407
235,851	Washington Mutual, Inc., Series 2006-AR14, Class 1A4, 2.06%, due 11/25/36†	206,734
584,599	Washington Mutual, Inc., Series 2006-AR16, Class 1A1, 2.05%, due 12/25/36†	507,555

See accompanying Notes to the Financial Statements.	91

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

254,010	Wells Fargo Mortgage Backed Securities Trust, Series 2004-Y, Class 1A2, 2.62%, due 11/25/34†	253,329
203,311	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR8, Class 2A1, 2.63%, due 06/25/35†	205,775
481,666	Wells Fargo Mortgage Loan Trust, Series 2010-RR4, Class 2A1, 3.15%, due 08/27/35 144A	488,373

		21,746,818

	Mortgage Backed Securities - U.S. Government Agency Obligations — 13.7%

862,708	FHLMC, Pool # Q17792, 3.50%, due 05/01/43	868,323
2,198,898	FHLMC, Pool # 849096, 3.62%, due 10/01/41†	2,304,439
4,833,000	FHLMC, Pool # J13193, 4.00%, due 10/01/25	5,127,496
1,335,889	FHLMC, Pool # G14919, 4.00%, due 06/01/26	1,416,007
1,042,001	FHLMC, Pool # G14678, 4.00%, due 12/01/26	1,105,594
139,390	FHLMC, Pool # G14350, 4.00%, due 12/01/26	147,805
3,832,441	FHLMC, Pool # C91402, 4.00%, due 10/01/31	4,042,039
2,304,612	FHLMC, Pool # Q02552, 4.50%, due 08/01/41	2,462,289
1,404,717	FHLMC, Pool # G07515, 4.50%, due 09/01/41	1,500,923
3,038,580	FHLMC, Pool # G07491, 4.50%, due 03/01/42	3,246,175
1,502,859	FHLMC, Pool # U92272, 4.50%, due 12/01/43	1,604,188
4,900,685	FHLMC, Pool # G08568, 4.50%, due 01/01/44	5,241,561
1,187,143	FHLMC, Pool # 1Q0481, 5.05%, due 02/01/38†	1,274,387
563,885	FHLMC, Pool # G01749, 5.50%, due 01/01/35	625,621
728,877	FHLMC, Pool # G04587, 5.50%, due 08/01/38	801,466
818,029	FHLMC, Pool # G05979, 5.50%, due 10/01/38	899,497
548,422	FHLMC, Pool # G06875, 5.50%, due 12/01/38	607,259
341,014	FHLMC, Pool # G06020, 5.50%, due 12/01/39	374,976
243,540	FHLMC, Pool # G06945, 5.50%, due 02/01/40	267,795
1,879,233	FHLMC, Pool # 782735, 5.68%, due 09/01/36†	2,002,860
28,875	FHLMC, Pool # H09061, 6.00%, due 06/01/37	31,248
1,026,832	FHLMC, Pool # G03265, 6.00%, due 08/01/37	1,148,126
422,800	FHLMC, Pool # G03362, 6.00%, due 09/01/37	469,725
573,060	FHLMC, Pool # G08271, 6.00%, due 05/01/38	636,462
1,177,437	FHLMC, Pool # G06409, 6.00%, due 11/01/39	1,309,115
351,642	FHLMC, Pool # G06832, 6.00%, due 03/01/40	391,198
4,106,702	FHLMC, Series 311, Class F1, 0.71%, due 08/15/43†	4,107,349
3,267,230	FHLMC, Series 317, Class F3, 0.68%, due 11/15/43†	3,271,925
2,730,483	FHLMC, Series 3556, Class ZL, 5.50%, due 07/15/38	2,967,083
3,416,241	FHLMC, Series 4240, Class FA, 0.66%, due 08/15/43†	3,399,148
5,893,887	FHLMC, Series 4283, Class EW, 6.65%, due 12/15/43†	6,546,399
1,629,418	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K006, Class AX1, 1.04%, due 01/25/20†	79,311
3,066,614	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K007, Class X1, 1.20%, due 04/25/20†	163,834
1,351,480	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K008, Class X1, 1.66%, due 06/25/20†	105,005
336,684	FHLMC Reference REMIC, Series R007, Class ZA, 6.00%, due 05/15/36	376,055

92	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

337,705	FHLMC Structured Pass Through Securities, Series T-61, Class 1A1, 1.53%, due 07/25/44†	342,019
2,764,096	FNMA, Pool # AE4096, 4.00%, due 09/01/30	2,915,962
2,231,061	FNMA, Pool # MA0587, 4.00%, due 12/01/30	2,355,588
64,719	FNMA, Pool # 776565, 4.00%, due 04/01/34	67,507
474,382	FNMA, Pool # AH1338, 4.00%, due 12/01/40	494,341
126,990	FNMA, Pool # AH6392, 4.00%, due 02/01/41	132,258
573,178	FNMA, Pool # AB9383, 4.00%, due 05/01/43	597,052
21,151	FNMA, Pool # 254802, 4.50%, due 07/01/18	22,456
434,179	FNMA, Pool # 725602, 4.50%, due 06/01/19	460,477
5,580,371	FNMA, Pool # AD0244, 4.50%, due 10/01/24	5,927,024
1,729,772	FNMA, Pool # AL4147, 4.50%, due 01/01/25	1,837,299
2,527,366	FNMA, Pool # AL1900, 4.50%, due 08/01/26	2,720,796
357,746	FNMA, Pool # MA0634, 4.50%, due 01/01/31	383,846
1,583,938	FNMA, Pool # AL4549, 4.50%, due 01/01/32	1,699,409
3,353,374	FNMA, Pool # 310098, 4.50%, due 06/01/36	3,576,260
2,312,607	FNMA, Pool # AL0215, 4.50%, due 04/01/41	2,470,513
3,660,470	FNMA, Pool # AL2439, 5.00%, due 06/01/26	3,953,256
567,416	FNMA, Pool # AI1892, 5.00%, due 05/01/41	623,549
402,190	FNMA, Pool # AE0011, 5.50%, due 09/01/23	437,585
1,580,143	FNMA, Pool # 995253, 5.50%, due 12/01/23	1,721,457
2,136,768	FNMA, Pool # AL0278, 5.50%, due 01/01/25	2,327,502
13,381	FNMA, Pool # 254548, 5.50%, due 12/01/32	14,911
1,260,875	FNMA, Pool # 704235, 5.50%, due 05/01/33	1,395,728
142,430	FNMA, Pool # 555591, 5.50%, due 07/01/33	158,652
1,824,949	FNMA, Pool # 725221, 5.50%, due 01/01/34	2,032,370
86,830	FNMA, Pool # 735224, 5.50%, due 02/01/35	96,644
185,206	FNMA, Pool # 990906, 5.50%, due 10/01/35	206,183
938,231	FNMA, Pool # 849077, 5.50%, due 01/01/36	1,040,321
1,510,286	FNMA, Pool # AL0144, 5.63%, due 11/01/37†	1,620,948
1,266,698	FNMA, Pool # 745506, 5.66%, due 02/01/16	1,354,081
262,370	FNMA, Pool # 256517, 6.00%, due 12/01/26	292,835
255,499	FNMA, Pool # 256962, 6.00%, due 11/01/27	285,881
2,784,431	FNMA, Pool # 725162, 6.00%, due 02/01/34	3,136,052
1,831,762	FNMA, Pool # AD0218, 6.00%, due 09/01/36	2,066,738
1,645,491	FNMA, Pool # 831834, 6.00%, due 09/01/36	1,836,617
80,449	FNMA, Pool # 888736, 6.00%, due 10/01/37	87,247
175,393	FNMA, Pool # 955166, 6.00%, due 11/01/37	189,875
2,273,211	FNMA, Pool # 967691, 6.00%, due 01/01/38	2,532,037
277,051	FNMA, Pool # AL0852, 6.00%, due 06/01/38	300,301
927,533	FNMA, Pool # AL0406, 6.00%, due 06/01/38	1,005,005
646,000	FNMA, Pool # AL0901, 6.00%, due 07/01/38	700,027
632,102	FNMA, Pool # 190391, 6.00%, due 09/01/38	704,072
247,976	FNMA, Pool # AE0028, 6.00%, due 10/01/39	276,724
1,241,183	FNMA, Pool # AE0469, 6.00%, due 12/01/39	1,382,503
231,584	FNMA, Pool # AE0616, 6.00%, due 03/01/40	258,040
1,156,833	FNMA, Pool # 256421, 6.50%, due 09/01/36	1,261,867
748,095	FNMA, Pool # AL0778, 6.50%, due 01/01/49	817,354

See accompanying Notes to the Financial Statements.	93

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

1,900,433	FNMA, Pool # 888369, 7.00%, due 03/01/37	2,110,430
2,359,019	FNMA, Series 2007-50, Class DZ, 5.50%, due 06/25/37	2,548,454
1,904,380	FNMA, Series 2007-63, Class VZ, 5.50%, due 07/25/37	2,042,562
3,592,804	FNMA, Series 2007-70, Class Z, 5.50%, due 07/25/37	3,872,973
1,162,886	FNMA, Series 2011-59, Class NZ, 5.50%, due 07/25/41	1,324,340
1,851,651	FNMA, Series 2012-134, Class FD, 0.50%, due 12/25/42†	1,840,014
191,789	FNMA, Series 2012-28, Class B, 6.50%, due 06/25/39	213,253
4,365,802	FNMA, Series 2013-101, Class CF, 0.75%, due 10/25/43†	4,398,680
88,928	FNMA Grantor Trust, Series 2004-T1, Class 1A2, 6.50%, due 01/25/44	101,091
1,091,716	FNMA REMIC Trust 2007-W1, Series 2007-W10, Class 2A, 6.29%, due 08/25/47†	1,231,169
2,520,129	FNMA Trust, Series 2004-W1, Class 2A2, 7.00%, due 12/25/33	2,896,223
127,665	FNMA Trust, Series 2004-W9, Class 2A1, 6.50%, due 02/25/44	145,232
3,208,757	GNMA, Pool # 004978, 4.50%, due 03/20/41	3,469,783
157,072	GNMA, Pool # 641779, 5.00%, due 09/15/35	173,602

		147,409,658

	Municipal Obligations — 4.0%

2,250,000	American Municipal Power-Ohio, Inc., 8.08%, due 02/15/50	3,227,512
600,000	Chicago Transit Authority, Series B, 6.90%, due 12/01/40	710,118
1,535,000	Los Angeles Unified School District, 6.76%, due 07/01/34	1,987,119
1,850,000	New Jersey State Turnpike Authority, 7.10%, due 01/01/41	2,515,593
300,000	New Jersey State Turnpike Authority, 7.41%, due 01/01/40	421,017
1,800,000	New York City Transitional Finance Authority, 4.73%, due 11/01/23	1,985,580
1,300,000	New York City Transitional Finance Authority, 4.91%, due 11/01/24	1,422,343
1,300,000	New York City Transitional Finance Authority, 5.08%, due 11/01/25	1,461,837
3,000,000	New York State Urban Development Corp., 5.00%, due 03/15/23	3,463,290
3,100,000	Ohio Tobacco Settlement Financing Authority, 6.50%, due 06/01/47	2,702,053
1,100,000	Port Authority of New York and New Jersey, 4.46%, due 10/01/62	1,031,349
4,300,000	State of California General Obligation, 7.30%, due 10/01/39	5,758,861
1,735,000	State of California General Obligation, 7.50%, due 04/01/34	2,341,903
1,700,000	State of California General Obligation, 7.55%, due 04/01/39	2,363,816
350,000	State of California General Obligation, 7.60%, due 11/01/40	492,901
350,000	State of California General Obligation, 7.63%, due 03/01/40	488,905
1,600,000	State of Illinois General Obligation, 4.96%, due 03/01/16	1,712,432
1,600,000	State of Illinois General Obligation, 5.37%, due 03/01/17	1,752,928
2,325,000	State of Illinois General Obligation, 5.67%, due 03/01/18	2,581,006
1,000,000	State of Kentucky Property & Building Commission, 4.30%, due 11/01/19	1,066,050
1,200,000	State of Kentucky Property & Building Commission, 4.40%, due 11/01/20	1,258,512
2,400,000	State of Kentucky Property & Building Commission, 5.37%, due 11/01/25	2,632,056

		43,377,181

	Sovereign Debt Obligations — 0.9%

680,000	Colombia Government International Bond, 5.63%, due 02/26/44	713,320
912,000	Hungary Government International Bond, 5.75%, due 11/22/23	946,200
720,000	Indonesia Government International Bond, 5.88%, due 01/15/24 144A	774,900
140,000	Mexico Government International Bond, 4.75%, due 03/08/44	133,700
1,600,000	Mexico Government International Bond, 5.55%, due 01/21/45	1,704,000
2,600,000	Province of Ontario Canada, 2.70%, due 06/16/15	2,674,428

94	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	Sovereign Debt Obligations — continued

727,050	Russian Foreign - Eurobond, REG S, 7.50%, due 03/31/30†† ‡‡‡	828,473
1,500,000	Spain Government International Bond, 4.00%, due 03/06/18 144A	1,588,365

		9,363,386

	U.S. Government and Agency Obligations — 42.3%

72,954	FNMA, 2.52%, due 09/01/35†	77,396
2,300,000	FNMA, 2.86%, due 10/09/19‡‡	1,982,692
1,235,000	FNMA, 6.63%, due 11/15/30	1,701,718
190,000	Tennessee Valley Authority, 5.25%, due 09/15/39	215,946
2,064,000	U.S. Treasury Bond, 2.75%, due 08/15/42	1,762,623
5,450,000	U.S. Treasury Bond, 3.63%, due 02/15/44	5,513,869
13,510,000	U.S. Treasury Bond, 3.75%, due 11/15/43	13,989,186
23,000,000	U.S. Treasury Bond, 5.25%, due 02/15/29	28,784,132
3,823,469	U.S. Treasury Inflation Indexed Bond, 0.13%, due 01/15/22	3,749,389
2,542,675	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/22	2,492,717
1,114,608	U.S. Treasury Inflation Indexed Bond, 0.13%, due 01/15/23	1,079,384
8,542,755	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/23	8,455,995
8,553,520	U.S. Treasury Inflation Indexed Bond, 1.13%, due 01/15/21	9,087,448
536,230	U.S. Treasury Inflation Indexed Bond, 1.25%, due 07/15/20	578,374
111,643	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28	123,871
1,861,215	U.S. Treasury Inflation Indexed Bond, 2.00%, due 07/15/14	1,892,478
6,800,000	U.S. Treasury Note, 0.25%, due 01/15/15	6,807,970
5,300,000	U.S. Treasury Note, 0.25%, due 07/31/15	5,305,178
5,700,000	U.S. Treasury Note, 0.25%, due 05/15/16	5,670,833
12,500,000	U.S. Treasury Note, 0.38%, due 04/15/15	12,530,275
7,600,000	U.S. Treasury Note, 0.38%, due 02/15/16	7,600,448
4,000,000	U.S. Treasury Note, 0.38%, due 03/15/16	3,997,656
8,800,000	U.S. Treasury Note, 0.38%, due 03/31/16	8,790,716
5,250,000	U.S. Treasury Note, 0.63%, due 10/15/16	5,241,799
500,000	U.S. Treasury Note, 0.75%, due 03/15/17	498,145
1,000,000	U.S. Treasury Note, 0.75%, due 12/31/17	980,625
66,800,000	U.S. Treasury Note, 1.25%, due 11/30/18	65,638,816
6,500,000	U.S. Treasury Note, 1.25%, due 01/31/19	6,368,986
68,780,000	U.S. Treasury Note, 1.38%, due 06/30/18	68,465,675
2,700,000	U.S. Treasury Note, 1.50%, due 06/30/16	2,756,954
14,850,000	U.S. Treasury Note, 1.50%, due 07/31/16	15,166,721
500,000	U.S. Treasury Note, 1.50%, due 12/31/18	496,270
80,000	U.S. Treasury Note, 1.50%, due 01/31/19	79,303
42,250,000	U.S. Treasury Note, 1.50%, due 02/28/19	41,830,795
34,250,000	U.S. Treasury Note, 1.63%, due 03/31/19	34,077,414
100,000	U.S. Treasury Note, 1.88%, due 08/31/17	102,547
6,500,000	U.S. Treasury Note, 2.00%, due 09/30/20	6,423,826
4,950,000	U.S. Treasury Note, 2.00%, due 11/30/20	4,876,329
6,130,000	U.S. Treasury Note, 2.00%, due 02/28/21	6,014,345
4,700,000	U.S. Treasury Note, 2.13%, due 02/29/16	4,855,782
2,000,000	U.S. Treasury Note, 2.25%, due 03/31/16	2,072,266
24,460,000	U.S. Treasury Note, 2.25%, due 03/31/21	24,372,091
31,740,000	U.S. Treasury Note, 2.75%, due 02/15/24	31,811,923

See accompanying Notes to the Financial Statements.	95

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)	Description	Value ($)

	U.S. Government and Agency Obligations — continued

510,000	U.S. Treasury Note, 3.63%, due 08/15/19	556,936
1,060,000	U.S. Treasury STRIPS, 6.61%, due 11/15/43‡‡	350,665

		455,228,507

	TOTAL DEBT OBLIGATIONS (COST $972,759,594)	989,801,692

Shares	Description	Value ($)

	PREFERRED STOCK — 0.3%

	Diversified Financial Services — 0.3%

116,800	Citigroup Capital XIII, 7.10%†	3,240,032

	TOTAL PREFERRED STOCK (COST $3,160,968)	3,240,032

Notional	Description	Value ($)

	OPTIONS PURCHASED — 0.0%

	Call Options — 0.0%

67,000	U.S. Treasury Note 5-Year Futures Option with Barclays Capital, Inc., Strike Price $121.75, Expires 05/23/14	523

	TOTAL CALL OPTIONS PURCHASED (COST $7,546)	523

	Put Options — 0.0%

202,500	IMM Eurodollar 3 Month Futures Option with Barclays Capital, Inc., Strike Price $99.75, Expires 06/16/14	3,038

	TOTAL PUT OPTIONS PURCHASED (COST $5,326)	3,038

	TOTAL OPTIONS PURCHASED (COST $12,872)	3,561

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 9.0%

	Bank Deposit — 7.8%

84,220,655	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/14	84,220,655

	TOTAL BANK DEPOSITS (COST $84,220,655)	84,220,655

	Securities Lending Collateral — 0.3%

2,627,065	State Street Navigator Securities Lending Prime Portfolio***	2,627,065

	TOTAL SECURITIES LENDING COLLATERAL (COST $2,627,065)	2,627,065

96	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)		Description	Value ($)

		U.S. Government and Agency Obligations — 0.9%

10,000,000		FHLMC Discount Notes, 0.06%, due 11/17/14‡‡	9,996,170

		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $9,989,778)	9,996,170

		TOTAL SHORT-TERM INVESTMENTS (COST $96,837,498)	96,843,890

		TOTAL INVESTMENTS — 101.2% (Cost $1,072,770,932)	1,089,889,175

		Other Assets and Liabilities (net) — (1.2)%	(13,449,698)

		NET ASSETS — 100.0%	$1,076,439,477

		Notes to Schedule of Investments:

		FHLMC — Federal Home Loan Mortgage Corporation

		FNMA — Federal National Mortgage Association

		GNMA — Government National Mortgage Association

		IO — Interest Only

		MTN — Medium Term Note

		PIK — Payment In Kind

		REIT — Real Estate Investment Trust

		REMIC — Real Estate Mortgage Investment Conduit

	¤	Illiquid security. The total market value of the securities at year end is $2,027,120 which represents 0.2% of net assets. The aggregate tax cost of these securities held at March 31, 2014 was $2,175,829.

	***	Represents an investment of securities lending cash collateral.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $0 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2014 was $561,882.

	†	Floating rate note. Rate shown is as of March 31, 2014.

	††	Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

	†††	Security is currently in default.

	††††	When-issued security

	‡	All or a portion of this security is out on loan.

	‡‡	Interest rate presented is yield to maturity.

	‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

		144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $36,651,647 which represents 3.4% of net assets.

See accompanying Notes to the Financial Statements.	97

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

March 31, 2014

A summary of outstanding financial instruments at March 31, 2014 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
Buys
04/02/14	BRL	Citibank N.A.	572,874	$253,877	$11,888
04/02/14	BRL	UBS AG	1,145,748	507,754	14,940
04/02/14	EUR	Royal Bank of Scotland Plc	49,392,000	68,074,503	71,480

					$98,308

Sales
04/02/14	BRL	Citibank N.A.	572,874	$253,877	$(729)
04/02/14	BRL	UBS AG	1,145,748	507,754	(20,392)
04/02/14	EUR	Bank of America N.A.	5,690,000	7,842,240	(32,715)
04/02/14	EUR	HSBC Bank USA	10,774,000	14,849,261	3,522
04/02/14	EUR	Royal Bank of Scotland Plc	32,928,000	45,383,002	(23,249)
04/01/14	EUR	UBS AG	3,300,000	4,548,224	(85,551)

					$(159,114)

Currency Abbreviations

BRL	Brazilian Real
EUR	Euro

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Sales
2	U.S. Long Bond	June 2014	$266,438	$(132)

Written Options

Type of Contract	Counterparty	Number of Contracts / Notional Amount	Premiums Received	Value at March 31, 2014
CALL — U.S. Treasury Note 10-Year Futures Strike @ $126.50 Expires 05/23/2014	Barclays Capital, Inc.	21	$7,260	$(2,297)
PUT — Euro Dollar Futures Strike @ $99.63 Expires 06/16/2014	Barclays Capital, Inc.	81	1,256	(1,013)
PUT — U.S. Treasury Note 10-Year Futures Strike @ $121.50 Expires 05/23/2014	Barclays Capital, Inc.	21	5,182	(5,906)
PUT — U.S. Treasury Note 5-Year Futures Strike @ $117.75 Expires 05/23/2014	Barclays Capital, Inc.	52	9,581	(11,781)
TOTAL			$23,279	$(20,997)

98	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

(formerly known as Mercer Core Opportunistic Fixed Income Fund)

Schedule of Investments (Continued)

March 31, 2014

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	91.9
Preferred Stocks	0.3
Options Purchased	0.0
Futures Contracts	0.0
Written Options	0.0
Forward Foreign Currency Contracts	0.0
Short-Term Investments	9.0
Other Assets and Liabilities (net)	(1.2)

100.0%

See accompanying Notes to the Financial Statements.	99

Mercer Opportunistic Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2014

Par Value**		Description	Value ($)

		DEBT OBLIGATIONS — 91.8%

		Corporate Debt — 45.5%

400,000		Abengoa Finance SAU, 7.75%, due 02/01/20 144A	434,000
250,000		Abengoa Finance SAU, 8.88%, due 11/01/17 144A	281,875
1,100,000		Alcatel-Lucent USA, Inc., 6.75%, due 11/15/20 144A	1,168,750
900,000		Alere, Inc., 6.50%, due 06/15/20	949,500
200,000		Alere, Inc., 7.25%, due 07/01/18	221,000
1,200,000		Ally Financial, Inc., 7.50%, due 09/15/20	1,431,000
900,000		ArcelorMittal, 6.00%, due 03/01/21	964,125
600,000		ArcelorMittal, 6.13%, due 06/01/18	660,000
100,000	EUR	Ardagh Packaging Finance Plc, 7.38%, due 10/15/17 144A	146,956
500,000	EUR	Ardagh Packaging Finance Plc, 9.25%, due 10/15/20 144A	771,820
600,000	EUR	Avis Budget Finance Plc, 6.00%, due 03/01/21 144A	878,700
600,000		Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 6.00%, due 10/15/21	625,500
300,000	EUR	Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 5.75%, due 02/01/21 144A	444,287
1,500,000		Bank of America Corp., Series M, 8.13%, due 12/31/49†	1,721,959
500,000		Barminco Finance Pty, Ltd., 9.00%, due 06/01/18 144A	463,750
242,000		Big Heart Pet Brands, 7.63%, due 02/15/19	252,436
500,000		Blackboard, Inc., 7.75%, due 11/15/19 144A	526,250
700,000		BMC Software Finance, Inc., 8.13%, due 07/15/21 144A	740,250
1,000,000		BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, due 04/15/22	1,087,500
400,000	EUR	Cable Communications Systems NV, 7.50%, due 11/01/20 144A	585,756
500,000		Caesars Entertainment Operating Co., Inc., 9.00%, due 02/15/20	451,250
600,000		Caesars Entertainment Operating Co., Inc., 11.25%, due 06/01/17	579,000
900,000		Calpine Corp., 6.00%, due 01/15/22 144A	949,500
267,000		Calpine Corp., 7.50%, due 02/15/21 144A	293,033
800,000		Carrizo Oil & Gas, Inc., 7.50%, due 09/15/20	884,000
100,000		Carrizo Oil & Gas, Inc., 8.63%, due 10/15/18	107,750
1,000,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, due 09/30/22	991,250
200,000	EUR	Cegedim SA, 6.75%, due 04/01/20 144A	295,359
1,000,000		Cemex Finance LLC, 9.38%, due 10/12/22 144A	1,178,750
200,000		Cemex SAB de CV, 9.00%, due 01/11/18 144A	218,500
1,600,000		CenturyLink, Inc., 6.75%, due 12/01/23	1,706,000
400,000	EUR	CeramTec Group GmbH, 8.25%, due 08/15/21 144A	609,186
1,100,000		CGG, 6.50%, due 06/01/21	1,122,000
630,000		CHC Helicopter SA, 9.25%, due 10/15/20	687,487
500,000		CHC Helicopter SA, 9.38%, due 06/01/21	532,500
1,500,000		Chesapeake Energy Corp., 6.13%, due 02/15/21	1,642,500
150,000		CHS/Community Health Systems, Inc., 5.13%, due 08/15/18	157,875
1,000,000		CHS/Community Health Systems, Inc., 6.88%, due 02/01/22 144A	1,050,000
200,000		CHS/Community Health Systems, Inc., 7.13%, due 07/15/20	217,250
1,200,000		CIT Group, Inc., 5.00%, due 08/01/23	1,233,000
500,000		CIT Group, Inc., 5.50%, due 02/15/19 144A	540,625
900,000		Clayton Williams Energy, Inc., 7.75%, due 04/01/19	960,750
1,200,000		Clear Channel Communications, Inc., 9.00%, due 03/01/21	1,258,500
800,000		Clear Channel Worldwide Holdings, Inc., 7.63%, due 03/15/20	868,000
500,000		CONSOL Energy, Inc., 6.38%, due 03/01/21	531,875
600,000		CONSOL Energy, Inc., 8.25%, due 04/01/20	654,750
900,000		CSC Holdings LLC, 6.75%, due 11/15/21	1,010,250

100	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value**		Description	Value ($)

		Corporate Debt — continued

400,000	EUR	Deutsche Raststaetten Gruppe IV GmbH, 6.75%, due 12/30/20 144A	605,052
300,000		Digicel Group, Ltd., 7.13%, due 04/01/22†††† 144A	304,125
200,000		Digicel Group, Ltd., 8.25%, due 09/30/20 144A	214,500
500,000		Digicel, Ltd., 6.00%, due 04/15/21 144A	512,500
1,200,000		DISH DBS Corp., 5.13%, due 05/01/20	1,254,000
600,000		Dole Food Co., Inc., 7.25%, due 05/01/19 144A	603,750
700,000		E*TRADE Financial Corp., 6.38%, due 11/15/19	764,750
300,000		eAccess, Ltd., 8.25%, due 04/01/18 144A	327,750
300,000		Eagle Rock Energy Partners, LP/Eagle Rock Energy Finance Corp., 8.38%, due 06/01/19	327,000
700,000	EUR	Edcon Pty, Ltd., 9.50%, due 03/01/18 144A	946,857
1,000,000		Eldorado Gold Corp., 6.13%, due 12/15/20 144A	1,005,000
400,000	EUR	Empark Funding SA, 6.75%, due 12/15/19 144A	594,026
1,500,000		Energy Transfer Equity, LP, 7.50%, due 10/15/20	1,723,125
300,000		Energy XXI Gulf Coast, Inc., 7.50%, due 12/15/21 144A	315,750
250,000		EPL Oil & Gas, Inc., 8.25%, due 02/15/18	271,875
400,000		Equinix, Inc., 4.88%, due 04/01/20	411,000
800,000		Equinix, Inc., 5.38%, due 04/01/23	820,000
400,000	EUR	Financiere Gaillon 8 SAS, 7.00%, due 09/30/19 144A	556,124
400,000	EUR	Findus Bondco SA, 9.13%, due 07/01/18 144A	604,522
1,200,000		First Data Corp., 8.25%, due 01/15/21 144A	1,308,000
500,000		First Data Corp., 11.25%, due 01/15/21	573,125
500,000		First Quantum Minerals, Ltd., 6.75%, due 02/15/20 144A	508,750
700,000		First Quantum Minerals, Ltd., 7.00%, due 02/15/21 144A	715,750
900,000		FMG Resources August 2006 Pty, Ltd., 6.88%, due 04/01/22 144A	973,125
500,000		FMG Resources August 2006 Pty, Ltd., 8.25%, due 11/01/19 144A	551,875
500,000		Freescale Semiconductor, Inc., 6.00%, due 01/15/22 144A	531,875
103,000		Freescale Semiconductor, Inc., 8.05%, due 02/01/20	113,686
1,000,000		Frontier Communications Co., Senior Note, 7.88%, due 01/15/27	1,012,500
200,000		Frontier Communications Corp., 7.63%, due 04/15/24	210,000
700,000		Gannett Co., Inc., 5.13%, due 07/15/20 144A	722,750
400,000		Gannett Co., Inc., 6.38%, due 10/15/23 144A	425,500
700,000		Goodrich Petroleum Corp., 8.88%, due 03/15/19	728,000
1,000,000		Goodyear Tire & Rubber Co. (The), 6.50%, due 03/01/21	1,095,000
200,000		Grifols Worldwide Operations, Ltd., 5.25%, due 04/01/22 144A	205,000
900,000		Halcon Resources Corp., 8.88%, due 05/15/21	938,250
600,000		HCA, Inc., 5.00%, due 03/15/24	602,625
900,000		HCA, Inc., 5.88%, due 05/01/23	928,125
500,000		HCA, Inc., 6.50%, due 02/15/20	561,250
600,000		Hertz Corp. (The), 6.25%, due 10/15/22	645,000
700,000		Hertz Corp. (The), 6.75%, due 04/15/19	753,375
100,000		Ineos Finance Plc, 7.50%, due 05/01/20 144A	110,125
300,000	EUR	INEOS Group Holdings SA, 5.75%, due 02/15/19 144A	424,796
400,000	GBP	Infinis Plc, 7.00%, due 02/15/19 144A	728,545
1,700,000		Intelsat Jackson Holdings SA, 5.50%, due 08/01/23 144A	1,672,375
700,000		InterGen NV, 7.00%, due 06/30/23 144A	738,500
100,000	EUR	Jarden Corp., 7.50%, due 01/15/20	149,689
1,000,000		JBS USA LLC/JBS USA Finance, Inc., 7.25%, due 06/01/21 144A	1,067,500
200,000		JBS USA LLC/JBS USA Finance, Inc., 8.25%, due 02/01/20 144A	220,000

See accompanying Notes to the Financial Statements.	101

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value**		Description	Value ($)

		Corporate Debt — continued

1,000,000		JPMorgan Chase & Co., 6.00%, due 12/31/49†	990,000
300,000		KB Home, 4.75%, due 05/15/19	303,000
1,200,000		KB Home, 7.50%, due 09/15/22	1,320,000
300,000		Kinder Morgan Finance Co. LLC, 6.00%, due 01/15/18 144A	326,250
100,000		Kinder Morgan, Inc., 5.00%, due 02/15/21 144A	100,641
1,200,000		Kinder Morgan, Inc., 5.63%, due 11/15/23 144A	1,192,813
400,000	EUR	KraussMaffei Group GmbH, 8.75%, due 12/15/20 144A	620,301
200,000	EUR	Labeyrie Fine Foods SAS, 5.63%, due 03/15/21 144A	282,886
750,000		Landry’s, Inc., 9.38%, due 05/01/20 144A	829,687
1,200,000		Linn Energy LLC/Linn Energy Finance Corp., 7.25%, due 11/01/19 144A	1,257,000
400,000	EUR	Loxam SAS, 7.38%, due 01/24/20 144A	606,430
100,000		Martin Midstream Partners, LP/Martin Midstream Finance Corp., 7.25%, due 02/15/21†††† 144A	105,375
600,000		Martin Midstream Partners, LP/Martin Midstream Finance Corp., 7.25%, due 02/15/21	632,250
1,200,000		MGM Resorts International, 6.75%, due 10/01/20	1,333,500
400,000		Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25%, due 06/01/21	420,000
1,200,000		Millicom International Cellular SA, 6.63%, due 10/15/21 144A	1,275,000
500,000	EUR	Mobile Challenger Intermediate Group SA, 8.75%, due 03/15/19 144A	717,586
500,000		Murray Energy Corp., 8.63%, due 06/15/21 144A	528,750
800,000		Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.88%, due 03/15/22 144A	856,000
450,000	GBP	New Look Bondco I Plc, 8.75%, due 05/14/18 144A	808,404
100,000		Nielsen Co. Luxembourg SARL (The), 5.50%, due 10/01/21 144A	104,875
400,000		Nielsen Finance LLC/Nielsen Finance Co., 5.00%, due 04/15/22 144A	401,000
300,000	EUR	Nokia Siemens Networks Finance BV, 7.13%, due 04/15/20 144A	475,910
300,000		Novelis, Inc., 8.75%, due 12/15/20	336,750
300,000		Nuveen Investments, Inc., 9.13%, due 10/15/17 144A	318,750
400,000		Nuveen Investments, Inc., 9.50%, due 10/15/20 144A	428,000
700,000		Ocean Rig UDW, Inc., 7.25%, due 04/01/19 144A	700,875
800,000		Offshore Group Investment, Ltd., 7.13%, due 04/01/23	818,000
200,000		Offshore Group Investment, Ltd., 7.50%, due 11/01/19	214,000
1,000,000		Olin Corp., 5.50%, due 08/15/22	1,027,500
300,000		Orion Engineered Carbons Finance & Co. SCA, 9.25%, due 08/01/19 144A	312,750
300,000		Paris Las Vegas Holding LLC/Harrahs Las Vegas LLC/Flamingo Las Vegas Holding, 8.00%, due 10/01/20 144A	317,250
500,000		Peabody Energy Corp., 6.00%, due 11/15/18	526,875
800,000		Peabody Energy Corp., 6.25%, due 11/15/21	806,000
200,000		Penn Virginia Corp., 8.50%, due 05/01/20	223,500
200,000		Penn Virginia Resource Partners, LP/Penn Virginia Resource Finance Corp. II, 6.50%, due 05/15/21	214,500
79,000		Penn Virginia Resource Partners, LP/Penn Virginia Resource Finance Corp. II, 8.38%, due 06/01/20	89,073
6,000,000	MXN	Petroleos Mexicanos, Reg S, 7.19%, due 09/12/24‡‡‡	448,949
100,000	EUR	Play Finance 1 SA, 6.50%, due 08/01/19 144A	144,716
300,000	EUR	Play Finance 2 SA, 5.25%, due 02/01/19 144A	422,447
600,000		Post Holdings, Inc., 6.75%, due 12/01/21 144A	636,750
200,000		Post Holdings, Inc., 7.38%, due 02/15/22 144A	216,000
200,000	GBP	Premier Foods Plc, 6.50%, due 03/15/21 144A	342,633
300,000		QEP Resources, Inc., 5.38%, due 10/01/22	303,000

102	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value**		Description	Value ($)

		Corporate Debt — continued

600,000		QR Energy, LP/QRE Finance Corp., 9.25%, due 08/01/20	645,000
800,000		Quicksilver Resources, Inc., 7.00%, due 06/21/19† 144A	792,500
200,000		Radio One, Inc., 9.25%, due 02/15/20 144A	213,000
700,000	EUR	Rain CII Carbon LLC/CII Carbon Corp., 8.50%, due 01/15/21 144A	984,070
600,000		Regency Energy Partners, LP/Regency Energy Finance Corp., 5.88%, due 03/01/22	624,000
700,000		Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 5.75%, due 10/15/20	736,750
400,000		Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 8.25%, due 02/15/21	438,500
400,000		Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 9.00%, due 04/15/19	430,000
100,000		Royal Bank of Scotland Group Plc, 6.13%, due 12/15/22	105,081
1,000,000	EUR	Royal Bank of Scotland Plc (The), 6.93%, due 04/09/18	1,576,964
400,000		Sabine Pass Liquefaction LLC, 5.63%, due 02/01/21	414,500
600,000		Sabine Pass Liquefaction LLC, 5.63%, due 04/15/23	599,250
200,000		Samson Investment Co., 10.75%, due 02/15/20 144A	219,000
800,000		Sanchez Energy Corp., 7.75%, due 06/15/21 144A	858,000
1,500,000		SLM Corp., 5.50%, due 01/15/19	1,591,879
200,000		SLM Corp., 8.45%, due 06/15/18	236,250
800,000		Sprint Communications, Inc., 6.00%, due 11/15/22	819,000
800,000		Sprint Communications, Inc., 7.00%, due 03/01/20 144A	926,000
900,000		Sprint Corp., 7.13%, due 06/15/24 144A	947,250
100,000		Sprint Corp., 7.88%, due 09/15/23 144A	110,250
200,000		SRA International, Inc., 11.00%, due 10/01/19	211,500
300,000		Stena AB, 7.00%, due 02/01/24 144A	306,000
500,000		Stena International SA, 5.75%, due 03/01/24 144A	500,000
1,000,000		T-Mobile USA, Inc., 6.13%, due 01/15/22	1,051,250
100,000		T-Mobile USA, Inc., 6.50%, due 01/15/24	105,000
200,000		T-Mobile USA, Inc., 6.54%, due 04/28/20	216,000
600,000		Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.63%, due 03/01/24 144A	595,500
1,100,000	EUR	Telecom Italia Spa, 5.38%, due 01/29/19	1,658,652
1,000,000		Tenet Healthcare Corp., 8.13%, due 04/01/22	1,120,000
1,000,000		Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Series 1, 11.50%, due 10/01/20 144A	772,500
1,000,000		Toll Brothers Finance Corp., 5.63%, due 01/15/24	1,037,500
2,880,000	ZAR	Transnet SOC, Ltd., Reg S, 9.50%, due 05/13/21‡‡‡	267,327
400,000		United Rentals North America, Inc., 5.75%, due 11/15/24	403,500
700,000	EUR	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.75%, due 01/15/23 144A	1,050,398
1,100,000		Valeant Pharmaceuticals International, 6.38%, due 10/15/20 144A	1,193,500
200,000		Valeant Pharmaceuticals International, Inc., 5.63%, due 12/01/21 144A	210,500
300,000		Videotron, Ltd., 5.38%, due 06/15/24†††† 144A	302,250
100,000	GBP	Virgin Media Secured Finance Plc, 5.50%, due 01/15/25 144A	168,799
500,000	GBP	Virgin Media Secured Finance Plc, 6.00%, due 04/15/21 144A	884,632
100,000		Visant Corp., 10.00%, due 10/01/17	100,125
400,000		VTR Finance BV, 6.88%, due 01/15/24 144A	417,000
250,000		W&T Offshore, Inc., 8.50%, due 06/15/19	271,250
1,200,000		Wind Acquisition Finance SA, 11.75%, due 07/15/17 144A	1,266,000

See accompanying Notes to the Financial Statements.	103

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value**		Description	Value ($)

		Corporate Debt — continued

300,000		WMG Acquisition Corp., 5.63%, due 04/15/22†††† 144A	305,250

			118,480,804

		Sovereign Debt Obligations — 46.3%

260,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 6.00%, due 01/01/18	488,899
185,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 6.00%, due 01/01/20	356,140
170,000,000	CLP	Bonos del Banco Central de Chile en Pesos, 6.00%, due 02/01/16	319,762
9,800,000	BRL	Brazil Notas do Tesouro Nacional Serie F, 10.00%, due 01/01/17	4,119,477
13,400,000	BRL	Brazil Notas do Tesouro Nacional Serie F, 10.00%, due 01/01/18	5,517,355
14,041,000	BRL	Brazil Notas do Tesouro Nacional Serie F, 10.00%, due 01/01/23	5,401,542
680,200,000	COP	Colombian TES, 6.00%, due 04/28/28	319,764
1,546,500,000	COP	Colombian TES, 7.00%, due 05/04/22	819,565
609,900,000	COP	Colombian TES, 7.50%, due 08/26/26	319,826
2,336,000,000	COP	Colombian TES, 10.00%, due 07/24/24	1,490,737
67,800,000	COP	Colombian TES, 11.25%, due 10/24/18	41,993
43,610,000	CZK	Czech Republic Government Bond, 2.50%, due 08/25/28	2,121,480
12,020,000	HUF	Hungary Government Bond, 5.50%, due 12/22/16	55,949
264,980,000	HUF	Hungary Government Bond, 5.50%, due 12/20/18	1,231,945
519,170,000	HUF	Hungary Government Bond, 6.00%, due 11/24/23	2,433,417
338,000,000	HUF	Hungary Government Bond, 6.50%, due 06/24/19	1,631,349
7,290,000	HUF	Hungary Government Bond, 6.75%, due 10/22/28	35,101
73,000,000	HUF	Hungary Government Bond, 7.00%, due 06/24/22	363,137
117,610,000	HUF	Hungary Government Bond, 7.75%, due 08/24/15	559,122
3,000,000,000	IDR	Indonesia Treasury Bond, 5.25%, due 05/15/18	243,133
11,500,000,000	IDR	Indonesia Treasury Bond, 5.63%, due 05/15/23	859,783
8,900,000,000	IDR	Indonesia Treasury Bond, 6.13%, due 05/15/28	633,234
9,178,000,000	IDR	Indonesia Treasury Bond, 6.63%, due 05/15/33	657,628
3,300,000,000	IDR	Indonesia Treasury Bond, 7.00%, due 05/15/27	257,094
16,228,000,000	IDR	Indonesia Treasury Bond, 7.88%, due 04/15/19	1,444,235
45,390,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/24	4,120,461
20,939,000,000	IDR	Indonesia Treasury Bond, 9.00%, due 03/15/29	1,925,144
1,161,000	MYR	Malaysia Government Bond, 3.20%, due 10/15/15	356,020
12,900,000	MYR	Malaysia Government Bond, 3.26%, due 03/01/18	3,894,500
2,078,000	MYR	Malaysia Government Bond, 3.42%, due 08/15/22	608,773
120,000	MYR	Malaysia Government Bond, 3.48%, due 03/15/23	35,038
418,000	MYR	Malaysia Government Bond, 3.49%, due 03/31/20	125,122
1,059,000	MYR	Malaysia Government Bond, 3.58%, due 09/28/18	322,776
2,169,000	MYR	Malaysia Government Bond, 3.84%, due 08/12/15	670,501
6,302,000	MYR	Malaysia Government Bond, 3.89%, due 07/31/20	1,921,077
550,000	MYR	Malaysia Government Bond, 3.89%, due 03/15/27	159,228
7,600,000	MYR	Malaysia Government Bond, 4.01%, due 09/15/17	2,360,773
174,000	MYR	Malaysia Government Bond, 4.16%, due 07/15/21	53,787
9,323,000	MYR	Malaysia Government Bond, 4.18%, due 07/15/24	2,868,175
1,221,000	MYR	Malaysia Government Bond, 4.38%, due 11/29/19	383,958
9,000,000	MXN	Mexican Bonos, 7.25%, due 12/15/16	743,611
7,430,000	MXN	Mexican Bonos, 7.75%, due 05/29/31	622,394
11,000,000	MXN	Mexican Bonos, 8.00%, due 12/17/15	899,248
31,000,000	MXN	Mexican Bonos, 8.00%, due 06/11/20	2,688,551
9,500,000	MXN	Mexican Bonos, 8.00%, due 12/07/23	825,382

104	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — continued

19,040,000	MXN	Mexican Bonos, 8.50%, due 05/31/29	1,708,660
30,850,000	MXN	Mexican Bonos, 10.00%, due 12/05/24	3,065,554
9,000,000	MXN	Mexican Bonos, 10.00%, due 11/20/36	916,107
90,340,000	NGN	Nigeria Government Bond, 14.20%, due 03/14/24	545,836
18,396,000	NGN	Nigeria Government Bond, 15.10%, due 04/27/17	115,094
54,793,000	NGN	Nigeria Government Bond, 16.00%, due 06/29/19	358,391
63,905,000	NGN	Nigeria Government Bond, 16.39%, due 01/27/22	433,509
530,000	PEN	Peruvian Government International Bond, Reg S, 6.95%, due 08/12/31‡‡‡	190,675
2,100,000	PEN	Peruvian Government International Bond, Reg S, 7.84%, due 08/12/20‡‡‡	831,827
2,189,000	PEN	Peruvian Government International Bond, Reg S, 8.20%, due 08/12/26‡‡‡	900,814
3,272,000	PLN	Poland Government Bond, 3.75%, due 04/25/18	1,093,731
2,520,000	PLN	Poland Government Bond, 4.00%, due 10/25/23	819,676
4,563,000	PLN	Poland Government Bond, 5.75%, due 10/25/21	1,674,842
4,111,000	PLN	Poland Government Bond, 5.75%, due 09/23/22	1,513,191
1,830,000	RON	Romania Government Bond, 4.75%, due 06/24/19	568,540
1,580,000	RON	Romania Government Bond, 5.95%, due 06/11/21	513,339
33,000,000	RUB	Russian Federal Bond - OFZ, 5.50%, due 08/08/18††	845,229
25,000,000	RUB	Russian Federal Bond - OFZ, 6.20%, due 01/31/18	672,484
19,000,000	RUB	Russian Federal Bond - OFZ, 6.88%, due 07/15/15	538,015
7,560,000	RUB	Russian Federal Bond - OFZ, 6.90%, due 08/03/16	211,292
15,500,000	RUB	Russian Federal Bond - OFZ, 7.00%, due 01/25/23	397,884
15,500,000	RUB	Russian Federal Bond - OFZ, 7.00%, due 08/16/23	395,215
69,183,000	RUB	Russian Federal Bond - OFZ, 7.05%, due 01/19/28	1,716,856
10,000,000	RUB	Russian Federal Bond - OFZ, 7.35%, due 01/20/16	282,170
21,000,000	RUB	Russian Federal Bond - OFZ, 7.40%, due 04/19/17	589,569
25,000,000	RUB	Russian Federal Bond - OFZ, 7.40%, due 06/14/17	697,243
25,000,000	RUB	Russian Federal Bond - OFZ, 7.50%, due 03/15/18	693,330
47,000,000	RUB	Russian Federal Bond - OFZ, 7.50%, due 02/27/19	1,291,021
30,000,000	RUB	Russian Federal Bond - OFZ, 7.60%, due 04/14/21	810,652
57,000,000	RUB	Russian Federal Bond - OFZ, 8.15%, due 02/03/27	1,549,971
70,000,000	RUB	Russian Foreign Bond-Eurobond, Reg S, 7.85%, due 03/10/18‡‡‡	1,966,623
4,702,500	ZAR	South Africa Government Bond, 6.50%, due 02/28/41	335,840
10,434,700	ZAR	South Africa Government Bond, 6.75%, due 03/31/21	917,404
3,965,000	ZAR	South Africa Government Bond, 7.00%, due 02/28/31	319,095
26,713,000	ZAR	South Africa Government Bond, 7.25%, due 01/15/20	2,448,718
22,100,000	ZAR	South Africa Government Bond, 7.75%, due 02/28/23	2,031,959
14,180,000	ZAR	South Africa Government Bond, 8.00%, due 12/21/18	1,358,479
7,255,000	ZAR	South Africa Government Bond, 8.00%, due 01/31/30	643,803
38,747,586	ZAR	South Africa Government Bond, 8.50%, due 01/31/37	3,533,844
6,500,000	ZAR	South Africa Government Bond, 8.75%, due 12/21/14	628,260
17,438,500	ZAR	South Africa Government Bond, 8.75%, due 02/28/48	1,605,491
12,568,000	ZAR	South Africa Government Bond, 10.50%, due 12/21/26	1,387,030
9,000,000	ZAR	South Africa Government Bond, 13.50%, due 09/15/15	933,573
10,700,000	THB	Thailand Government Bond, 3.58%, due 12/17/27	317,414
82,479,000	THB	Thailand Government Bond, 3.63%, due 06/16/23	2,538,665
110,290,000	THB	Thailand Government Bond, 3.65%, due 12/17/21	3,425,511
2,000,000	THB	Thailand Government Bond, 3.78%, due 06/25/32	58,680
4,856,000	THB	Thailand Government Bond, 3.88%, due 06/13/19	154,868
24,680,000	THB	Thailand Government Bond, 4.88%, due 06/22/29	831,160

See accompanying Notes to the Financial Statements.	105

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — continued

2,616,728	TRY	Turkey Government Bond, 6.50%, due 01/07/15	1,186,531
1,207,834	TRY	Turkey Government Bond, 7.10%, due 03/08/23	467,223
3,740,272	TRY	Turkey Government Bond, 8.30%, due 10/07/15	1,702,111
3,788,483	TRY	Turkey Government Bond, 8.50%, due 09/14/22	1,620,448
1,704,000	TRY	Turkey Government Bond, 8.80%, due 11/14/18	758,723
776,683	TRY	Turkey Government Bond, 8.80%, due 09/27/23	335,297
6,000,000	TRY	Turkey Government Bond, 9.00%, due 03/08/17	2,731,862
2,458,338	TRY	Turkey Government Bond, 9.50%, due 01/12/22	1,111,837
250,000	TRY	Turkey Government Bond, 10.00%, due 06/17/15	115,931
4,122,969	TRY	Turkey Government Bond, 10.50%, due 01/15/20	1,968,779

			120,682,062

		TOTAL DEBT OBLIGATIONS (COST $234,335,669)	239,162,866

Shares		Description	Value ($)

		PREFERRED STOCK — 0.1%

		Diversified Financial Services — 0.1%

14,000		GMAC Capital Trust I, 7.441%†	382,200

		TOTAL PREFERRED STOCK (COST $377,520)	382,200

Par Value**		Description	Value ($)

		SHORT-TERM INVESTMENTS — 7.2%

		Bank Deposit — 7.2%

18,686,992		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/14	18,686,992

		TOTAL BANK DEPOSITS (COST $18,686,992)	18,686,992

		TOTAL INVESTMENTS — 99.1% (Cost $253,400,181)	258,232,058

		Other Assets and Liabilities (net) — 0.9%	2,348,791

		NET ASSETS — 100.0%	$260,580,849

106	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Notes to Schedule of Investments:

**	Unless otherwise indicated, all par values are denominated in United States dollars ($).

†	Floating rate note. Rate shown is as of March 31, 2014.

††	Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

††††	When-issued security

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $56,423,247 which represents 21.7% of net assets.

See accompanying Notes to the Financial Statements.	107

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2014

A summary of outstanding financial instruments at March 31, 2014 is as follows:

Cross Currency Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Contract Amount Purchased	Contract Amount Sold	Unrealized Appreciation (Depreciation)
06/18/14	CZK/EUR	Citibank N.A.	1,552,428	42,580,000	$101
06/18/14	EUR/PLN	Goldman Sachs	8,960,000	2,132,572	8,883
06/18/14	RON/EUR	Citibank N.A.	712,076	3,200,000	(2,470)

					$6,514

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
Buys
05/02/14	BRL	Citibank N.A.	2,676,000	$1,177,066	$48,190
05/02/14	BRL	Goldman Sachs	1,500,000	659,790	30,331
04/16/14	CLP	Citibank N.A.	1,131,242,000	2,050,990	4,693
07/16/14	COP	Goldman Sachs	10,357,400,000	5,210,262	153,079
12/04/14	EUR	Deutsche Bank AG	200,000	275,501	491
02/09/15	EUR	Deutsche Bank AG	1,452,000	2,000,357	1,243
01/09/15	EUR	Deutsche Bank AG	330,350	455,074	(2,249)
12/11/14	EUR	Deutsche Bank AG	442,408	609,422	8,666
06/18/14	EUR	Goldman Sachs	862,000	1,187,399	(7,240)
09/04/14	EUR	JPMorgan Chase Bank	100,000	137,746	4,880
12/11/14	GBP	Deutsche Bank AG	222,000	369,388	8,572
06/18/14	HUF	Citibank N.A.	80,000,000	357,175	2,915
06/18/14	HUF	Goldman Sachs	155,787,000	695,539	10,400
07/16/14	IDR	Citibank N.A.	52,486,830,000	4,533,333	10,556
07/16/14	IDR	Goldman Sachs	24,500,000,000	2,116,086	9,464
06/18/14	ILS	Citibank N.A.	401,642	115,057	380
04/16/14	KRW	Citibank N.A.	573,750,000	538,633	4,793
04/16/14	KRW	Goldman Sachs	2,764,300,000	2,595,108	26,825
06/18/14	MXN	Citibank N.A.	25,075,000	1,909,041	29,147
06/18/14	MXN	Goldman Sachs	38,550,000	2,934,937	29,027
04/16/14	MYR	Citibank N.A.	12,572,733	3,846,323	53,045
04/16/14	MYR	Goldman Sachs	2,590,000	792,348	3,386
07/16/14	NGN	Citibank N.A.	563,971,091	3,289,848	38,946
07/16/14	NGN	Goldman Sachs	41,138,909	239,978	572
04/16/14	PHP	Goldman Sachs	17,500,000	390,094	1,663
06/18/14	PLN	Citibank N.A.	9,525,000	3,132,286	17,480
06/18/14	PLN	Goldman Sachs	16,384,000	5,387,861	41,534
06/18/14	RON	Citibank N.A.	4,239,000	1,302,632	5,906
06/18/14	RON	Goldman Sachs	1,134,000	348,475	4,911
07/16/14	RUB	Citibank N.A.	151,750,000	4,214,199	146,416
07/16/14	RUB	Goldman Sachs	63,652,000	1,767,659	73,207
05/21/14	THB	Citibank N.A.	53,100,000	1,633,314	41,620
04/16/14	THB	Goldman Sachs	18,070,000	556,684	16,797
06/18/14	TRY	Goldman Sachs	7,933,000	3,620,946	160,651
04/16/14	TWD	Citibank N.A.	20,120,000	660,980	(3,358)

108	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2014

Forward Foreign Currency Contracts — continued

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
04/16/14	TWD	Goldman Sachs	92,813,000	$3,049,081	$(17,469)
06/18/14	ZAR	Goldman Sachs	11,800,000	1,107,299	14,854

					$974,324

Sales
05/02/14	BRL	Citibank N.A.	3,847,000	$1,692,142	$(65,847)
07/02/14	BRL	Goldman Sachs	700,000	302,952	(7,593)
06/18/14	CZK	Goldman Sachs	33,398,000	1,677,241	17,315
06/18/14	EUR	Citibank N.A.	3,905,326	5,379,562	(7,310)
12/04/14	EUR	Deutsche Bank AG	200,000	275,501	(4,481)
12/11/14	EUR	Deutsche Bank AG	442,408	609,422	(2,637)
01/09/15	EUR	Deutsche Bank AG	1,400,000	1,928,574	(24,909)
02/09/15	EUR	Deutsche Bank AG	200,000	275,531	2,009
03/09/15	EUR	Deutsche Bank AG	400,000	551,100	(1,140)
06/18/14	ILS	Citibank N.A.	10,811,000	3,096,984	23,704
06/18/14	MXN	Goldman Sachs	9,250,000	704,233	(12,379)
04/16/14	MYR	Citibank N.A.	3,030,000	926,955	(21,667)
07/16/14	MYR	Goldman Sachs	1,767,000	537,313	(2,264)
07/16/14	NGN	Citibank N.A.	33,350,000	194,543	(1,153)
04/16/14	NGN	Citibank N.A.	111,300,000	672,007	7,896
07/16/14	PEN	Citibank N.A.	7,942,000	2,791,058	(7,917)
07/16/14	PEN	Goldman Sachs	800,000	281,144	(442)
06/18/14	PLN	Goldman Sachs	1,580,000	519,581	(4,049)
06/18/14	RON	Citibank N.A.	2,970,000	912,672	(3,370)
06/18/14	RON	Goldman Sachs	750,000	230,473	(1,402)
07/16/14	RUB	Citibank N.A.	47,194,564	1,310,625	(39,599)
07/16/14	RUB	Goldman Sachs	142,871,436	3,967,635	(103,443)
06/18/14	SGD	Citibank N.A.	850,000	675,510	(4,162)
06/18/14	SGD	Goldman Sachs	7,760,000	6,167,008	(36,904)
04/16/14	THB	Citibank N.A.	12,300,000	378,927	(3,245)
05/21/14	THB	Goldman Sachs	34,530,000	1,062,116	(35,659)
06/18/14	TRY	Goldman Sachs	330,000	150,626	(6,180)
04/16/14	TWD	Citibank N.A.	112,999,000	3,712,229	6,067
06/18/14	ZAR	Citibank N.A.	47,735,000	4,479,399	(112,816)
06/18/14	ZAR	Goldman Sachs	17,827,000	1,672,866	(30,052)

					$(483,629)

Currency Abbreviations

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel

See accompanying Notes to the Financial Statements.	109

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2014

Currency Abbreviations — continued

KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
PEN	Peruvian Nouveau Sol
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	New Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

110	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2014

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	91.8
Forward Foreign Currency Contracts	0.2
Preferred Stocks	0.1
Cross Currency Foreign Currency Contracts	0.0
Short-Term Investments	7.2
Other Assets and Liabilities (net)	0.7

100.0%

See accompanying Notes to the Financial Statements.	111

Mercer Emerging Markets Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	COMMON STOCKS — 90.7%

	Bermuda — 0.9%

558,000	China Gas Holdings, Ltd.‡	871,847
536,000	COSCO Pacific, Ltd.	683,384
4,500	Credicorp, Ltd.	620,640
52,977	Dairy Farm International Holdings, Ltd.	515,996
18,968,000	GOME Electrical Appliances Holding, Ltd.‡	3,203,290
1,203,000	Sihuan Pharmaceutical Holdings Group, Ltd.	1,448,491

	Total Bermuda	7,343,648

	Brazil — 7.4%

916,863	AMBEV SA, ADR	6,793,955
494,200	AMBEV SA	3,712,249
159,800	Arteris SA	1,290,297
252,559	Banco Bradesco SA, ADR	3,452,482
174,100	Banco do Brasil SA	1,759,132
81,092	BB Seguridade Participacoes SA	902,380
568,974	BM&FBovespa SA	2,836,675
181,900	BR Malls Participacoes SA	1,578,375
113,500	BR Properties SA	937,073
136,500	CCR SA	1,053,769
19,000	Cia Brasileira de Distribuicao Grupo, ADR‡	831,440
50,600	Cia Hering	613,972
3,000	Cia Paranaense de Energia, Sponsored ADR‡	39,330
142,919	Cielo SA	4,579,868
192,092	Companhia Energetica de Minas Gerais, Sponsored ADR‡	1,306,226
26,128	CPFL Energia SA	215,369
333,000	EcoRodovias Infraestrutura e Logistica SA	2,007,002
288,000	Even Construtora e Incorporadora SA	969,998
94,000	Fibria Celulose SA, Sponsored ADR* ‡	1,039,640
208,300	Gerdau SA, Sponsored ADR	1,335,203
51,835	Grupo BTG Pactual	659,050
457,766	Itau Unibanco Holding SA, ADR	6,802,403
3,191	Itausa - Investimentos Itau SA, ADR* ¤ ****	13,081
476,700	JBS SA	1,639,350
114,100	Kroton Educacional SA	2,523,195
63,700	Lojas Renner SA	1,812,902
200,800	MRV Engenharia e Participacoes SA	719,908
8,900	Multiplan Empreendimentos Imobiliarios SA	190,976
32,100	Petroleo Brasileiro SA, Sponsored ADR‡	445,227
346,300	Porto Seguro SA	4,887,948
128,200	Qualicorp SA*	1,303,873
260,394	Souza Cruz SA	2,377,184
14,200	Telefonica Brasil SA, ADR	301,608
80,400	Tim Participacoes SA	422,220
36,700	Tim Participacoes SA, ADR	952,732
25,913	Totvs SA	408,820
14,384	Ultrapar Participacoes SA	350,022
85,200	Vale SA, ADR	1,060,740

	Total Brazil	64,125,674

112	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	British Virgin Islands — 0.1%

23,894	Mail.ru Group, Ltd., Reg S, GDR* ‡‡‡	847,042

	Cayman Islands — 4.2%

391,500	AAC Technologies Holdings, Inc.	2,033,950
122,000	Agile Property Holdings, Ltd.‡	100,028
213,000	Anta Sports Products, Ltd.‡	355,867
11,053	Baidu, Inc., Sponsored ADR*	1,684,256
976,000	Belle International Holdings, Ltd.	967,564
7,685	Bitauto Holdings, Ltd., ADR*	275,430
272,000	China Mengniu Dairy Co., Ltd.	1,360,517
2,100,000	China Resources Cement Holdings, Ltd.	1,654,108
228,000	China Resources Land, Ltd.	502,026
255,000	Country Garden Holdings Co., Ltd.	105,852
2,541,000	Evergrande Real Estate Group, Ltd.‡	1,202,193
1,905,000	Geely Automobile Holdings, Ltd.‡	749,028
60,000	Kingboard Chemical Holdings, Ltd.	117,106
78,500	Longfor Properties Co., Ltd.	109,092
32,740	NetEase, Inc., ADR	2,203,402
42,200	New Oriental Education & Technology Group, Inc., Sponsored ADR	1,238,570
506,265	Sands China, Ltd.	3,775,589
77,000	Shimao Property Holdings, Ltd.‡	168,750
2,612,000	Sino Biopharmaceutical, Ltd.	2,222,391
2,649,500	Soho China, Ltd.	2,179,155
8,600	SouFun Holdings, Ltd., ADR‡	588,412
167,340	Tencent Holdings, Ltd.	11,638,436
341,000	Want Want China Holdings, Ltd.‡	507,299
22,000	Zhen Ding Technology Holding, Ltd.	56,422

	Total Cayman Islands	35,795,443

	Chile — 1.2%

21,325,102	Banco de Chile	2,679,480
3,974	Banco de Credito e Inversiones	230,824
28,900	Banco Santander Chile, ADR	677,416
75,454,181	Banco Santander Chile	4,411,564
14,316	CAP SA	231,088
83,277	Empresas CMPC SA	190,675
105,900	Enersis SA, Sponsored ADR	1,644,627
52,668	ENTEL Chile SA	642,356

	Total Chile	10,708,030

	China — 9.5%

6,071,000	Agricultural Bank of China, Ltd. Class H	2,645,333
29,708,000	Bank of China, Ltd. Class H	13,174,534
1,388,000	Bank of Communications Co., Ltd. Class H‡	907,195
498,000	Beijing Capital International Airport Co., Ltd. Class H	339,616
2,366,000	China BlueChemical, Ltd. Class H‡	1,217,001
1,896,000	China Citic Bank Corp., Ltd. Class H	1,092,570
107,000	China Communications Construction Co., Ltd. Class H‡	74,625
1,272,000	China Communications Services Corp., Ltd. Class H	588,688

See accompanying Notes to the Financial Statements.	113

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	China — continued

15,046,000	China Construction Bank Corp. Class H	10,532,326
440,500	China Merchants Bank Co., Ltd. Class H	799,562
1,024,500	China Minsheng Banking Corp., Ltd. Class H‡	1,027,531
294,000	China Oilfield Services, Ltd. Class H	690,556
19,930	China Petroleum & Chemical Corp., ADR‡	1,783,735
5,404,000	China Petroleum & Chemical Corp. Class H	4,848,730
2,323,000	China Railway Construction Corp. Class H‡	1,964,520
575,000	China Railway Group, Ltd. Class H	267,595
1,380,000	China Shenhua Energy Co., Ltd. Class H	3,985,020
2,366,000	China Telecom Corp., Ltd. Class H	1,094,996
763,000	Chongqing Rural Commercial Bank Class H‡	335,415
458,000	Datang International Power Generation Co., Ltd. Class H‡	167,092
2,480,000	Dongfeng Motor Group Co., Ltd. Class H	3,523,195
207,500	Great Wall Motor Co., Ltd. Class H‡	1,041,907
904,800	Guangzhou R&F Properties Co., Ltd. Class H‡	1,304,061
944,000	Huaneng Power International, Inc. Class H	900,549
21,193,000	Industrial & Commercial Bank of China Class H	13,032,095
1,592,000	Jiangsu Expressway Co., Ltd. Class H‡	1,816,309
1,604,000	Jiangxi Copper Co., Ltd. Class H‡	2,696,407
154,800	New China Life Insurance Co., Ltd. Class H*	467,969
3,400	PetroChina Co., Ltd., ADR	368,900
840,000	PICC Property & Casualty Co., Ltd. Class H	1,150,025
278,000	Ping An Insurance Group Co. Class H	2,304,407
376,000	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	428,008
783,500	Sinopec Engineering Group Co., Ltd. Class H	846,421
3,408,000	Sinopec Shanghai Petrochemical Co., Ltd. Class H‡	874,291
147,669	Tsingtao Brewery Co., Ltd. Class H‡	1,083,191
2,254,000	Zhejiang Expressway Co., Ltd. Class H	2,054,361
95,000	Zhuzhou CSR Times Electric Co., Ltd. Class H	318,420

	Total China	81,747,156

	Colombia — 0.2%

111,522	Cementos Argos SA	571,094
750,316	Ecopetrol SA	1,536,158

	Total Colombia	2,107,252

	Czech Republic — 0.6%

72,069	CEZ AS	2,067,541
11,532	Komercni Banka AS	2,757,916

	Total Czech Republic	4,825,457

	Denmark — 0.2%

13,972	Carlsberg A/S Class B	1,390,236

	Germany — 0.3%

28,098	HeidelbergCement AG	2,409,148

	Hong Kong — 4.8%

478,800	AIA Group, Ltd.	2,271,461

114	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Hong Kong — continued

658,000	Cathay Pacific Airways, Ltd.	1,224,888
311,000	China Agri-Industries Holdings, Ltd.	121,080
98,900	China Mobile, Ltd., Sponsored ADR	4,508,851
460,000	China Mobile, Ltd.	4,210,364
972,000	China Overseas Land & Investment, Ltd.‡	2,512,373
1,236,000	China Resources Power Holdings Co., Ltd.	3,218,646
4,033,000	CNOOC, Ltd.	6,062,199
11,700	CNOOC, Ltd., ADR	1,776,177
1,028,000	Far East Horizon, Ltd.	758,041
314,000	Franshion Properties China, Ltd.‡	104,841
144,530	Galaxy Entertainment Group, Ltd.*	1,257,666
1,372,000	Guangdong Investment, Ltd.‡	1,317,692
456,982	Hongkong Electric Holdings	3,961,820
2,180,000	Lenovo Group, Ltd.	2,394,415
318,480	Link (The) REIT	1,570,424
6,416,000	Shougang Fushan Resources Group, Ltd.‡	1,952,000
184,000	Sino-Ocean Land Holdings, Ltd.‡	100,337
832,000	SJM Holdings, Ltd.	2,338,208
442,000	Yuexiu Property Co., Ltd.‡	91,169

	Total Hong Kong	41,752,652

	Hungary — 0.2%

3,142	MOL Hungarian Oil and Gas Plc	176,782
76,514	OTP Bank Nyrt‡	1,465,416

	Total Hungary	1,642,198

	India — 9.1%

486,926	Apollo Tyres, Ltd.	1,297,572
84,819	Asian Paints, Ltd.	777,002
355,055	Aurobindo Pharma, Ltd.	3,045,664
50,296	Axis Bank, Ltd.	1,229,556
44,468	Bajaj Auto, Ltd.	1,544,402
211,043	Cipla, Ltd.	1,350,060
217,534	Coal India, Ltd.	1,050,472
25,964	Colgate-Palmolive India, Ltd.	597,534
34,578	Dr Reddy’s Laboratories, Ltd.	1,479,983
18,900	Dr. Reddy’s Laboratories, Ltd., ADR	829,710
230,784	Glenmark Pharmaceuticals, Ltd.	2,197,032
142,823	HCL Technologies, Ltd. Class T	3,333,673
134,293	HDFC Bank, Ltd., ADR	5,510,042
399,822	Hindustan Unilever, Ltd.	4,054,288
360,681	Housing Development Finance Corp.	5,314,568
73,974	ICICI Bank, Ltd.	1,538,686
48,915	Infosys, Ltd.	2,692,178
39,800	Infosys, Ltd., Sponsored ADR‡	2,156,364
959,854	ITC, Ltd.	5,672,577
77,083	Kotak Mahindra Bank, Ltd.	1,006,735
50,508	Maruti Suzuki India, Ltd.	1,663,557
12,897	Nestle India, Ltd.	1,092,744

See accompanying Notes to the Financial Statements.	115

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	India — continued

690,357	NMDC, Ltd.	1,609,070
302,942	Oil & Natural Gas Corp., Ltd.	1,615,082
200,630	Oil India, Ltd.	1,615,857
593,871	Power Finance Corp., Ltd.	1,917,670
45,485	Reliance Industries, Ltd., GDR 144A	1,410,035
546,898	Sesa Sterlite, Ltd.	1,720,202
7,490	State Bank of India, Ltd., Reg S, GDR‡‡‡	476,364
245,608	Sun Pharmaceutical Industries, Ltd.	2,365,091
98,114	Tata Consultancy Services, Ltd.	3,514,016
306,897	Tata Motors, Ltd.	2,047,779
72,700	Tata Motors, Ltd., Sponsored ADR	2,574,307
107,244	Tech Mahindra, Ltd.	3,220,507
6,903	United Spirits, Ltd.	305,155
47,671	Westlife Development, Ltd.*	295,337
179,193	Wipro, Ltd., ADR‡	2,401,186
134,003	Wipro, Ltd.	1,222,850
114,474	Zee Entertainment Enterprises, Ltd.	521,360

	Total India	78,266,267

	Indonesia — 2.6%

4,426,700	Adaro Energy Tbk PT	381,881
1,299,338	Bank Central Asia Tbk PT	1,212,410
3,433,200	Bank Negara Indonesia Persero Tbk PT	1,499,003
4,552,600	Bank Rakyat Indonesia Persero Tbk PT	3,837,249
1,564,400	Global Mediacom Tbk PT	323,622
11,700	Gudang Garam Tbk PT	50,879
423,300	Indocement Tunggal Prakarsa Tbk PT	871,007
3,565,200	Indofood Sukses Makmur Tbk PT	2,291,018
7,377,200	Kalbe Farma Tbk PT	951,373
1,366,500	Lippo Karawaci Tbk PT	130,515
765,700	Media Nusantara Citra Tbk PT	177,270
6,965,400	Perusahaan Gas Negara Persero Tbk PT	3,142,401
659,769	Semen Gresik Persero Tbk PT	917,636
43,100	Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	1,696,847
15,718,650	Telekomunikasi Indonesia Persero Tbk PT	3,064,860
839,096	Unilever Indonesia Tbk PT	2,160,524
71,900	United Tractors Tbk PT	131,331

	Total Indonesia	22,839,826

	Luxembourg — 0.3%

6,792	Kernel Holding SA*	65,775
93,000	Ternium SA, Sponsored ADR	2,750,940

	Total Luxembourg	2,816,715

	Malaysia — 3.6%

1,855,845	Alliance Financial Group Bhd	2,506,286
1,304,800	AMMB Holdings Bhd	2,868,922
41,412	British American Tobacco Malaysia Bhd	749,740

116	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Malaysia — continued

88,500	DiGi.Com Bhd	146,077
3,788,600	Genting Malaysia Bhd	4,872,797
102,100	IJM Corp. Bhd	191,975
583,900	IOI Corp. Bhd	858,282
1,254,608	Malayan Banking Bhd	3,719,065
101,400	MISC Bhd*	214,258
1,228,000	Petronas Chemicals Group Bhd	2,598,524
313,000	Public Bank Bhd	1,836,497
106,200	Public Bank Bhd (Foreign Market)	624,419
26,000	RHB Capital Bhd	67,040
1,836,200	Tenaga Nasional Bhd	6,725,142
898,800	UMW Holdings Bhd	3,022,148

	Total Malaysia	31,001,172

	Mexico — 4.9%

1,316,200	Alfa SAB de CV Class A‡	3,328,641
187,700	America Movil SA de CV Series L, ADR	3,731,476
146,100	Arca Continental SAB de CV‡	872,093
72,500	Cemex SAB de CV, Sponsored ADR*	915,675
11,340	Coca-Cola Femsa SAB de CV, Sponsored ADR‡	1,196,597
1,339,455	Compartamos SAB de CV	2,451,283
91,600	Fibra Uno Administracion SA de CV REIT‡	296,518
47,092	Fomento Economico Mexicano SA de CV, Sponsored ADR	4,390,858
100,700	Fomento Economico Mexicano SAB de CV‡	939,648
56,800	Genomma Lab Internacional SAB de CV Class B*	146,214
133,500	Grupo Carso SAB de CV Series A-1‡	700,814
63,423	Grupo Financiero Banorte SAB de CV Series O‡	429,131
315,600	Grupo Financiero Inbursa SAB de CV Series O‡	815,801
125,603	Grupo Financiero Santander Mexico SAB de CV Class B, ADR	1,543,661
2,019,200	Grupo Mexico SAB de CV Series B‡	6,375,403
112,589	Grupo Televisa SAB, Sponsored ADR	3,748,088
126,739	Industrias Penoles SAB de CV‡	3,303,397
763,600	Kimberly-Clark de Mexico SAB de CV‡	2,039,388
16,422	Promotora y Operadora de Infraestructura SAB de CV*	220,705
1,984,299	Wal-Mart de Mexico SAB de CV‡	4,729,319

	Total Mexico	42,174,710

	Netherlands — 0.2%

56,881	Yandex NV Class A*	1,717,237

	Panama — 0.1%

72,600	Avianca Holdings SA, Sponsored ADR*	1,237,830

	Peru — 0.0%

12,700	Cia de Minas Buenaventura SA, ADR	159,639

	Philippines — 0.6%

844,500	Aboitiz Equity Ventures, Inc.	1,054,566
3,032,600	Alliance Global Group, Inc.	1,927,285

See accompanying Notes to the Financial Statements.	117

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Philippines — continued

673,420	Metropolitan Bank & Trust Co.	1,160,784
40,550	SM Investments Corp.	637,479

	Total Philippines	4,780,114

	Poland — 1.4%

8,236	Bank Pekao SA	535,910
30,835	Eurocash SA	408,119
24,683	Grupa Lotos SA*	310,355
186,704	Orange Polska SA	639,567
314,479	PGE SA	1,967,185
628,771	Polskie Gornictwo Naftowe i Gazownictwo SA	923,990
178,461	Powszechna Kasa Oszczednosci Bank Polski SA	2,509,109
32,440	Powszechny Zaklad Ubezpieczen SA	4,611,432
69,443	Synthos SA	112,160
53,249	Tauron Polska Energia SA	92,526

	Total Poland	12,110,353

	Russia — 4.1%

766,920	Aeroflot - Russian Airlines OJSC*	1,206,961
1,673,823	Alrosa AO	1,717,724
543,221	Gazprom OAO, Sponsored ADR	4,182,802
39,150	LUKOIL OAO (DTC Shares), Sponsored ADR	2,189,464
54,671	LUKOIL OAO (Euroclear Shares), Sponsored ADR	3,037,521
116,564	MMC Norilsk Nickel OJSC, ADR	1,938,459
56,166	MMC Norilsk Nickel OJSC (London Exchange), ADR	934,041
612,607	Moscow Exchange MICEX OAO	1,005,425
436,614	Rosneft Oil Co., Reg S, GDR‡‡‡	2,907,413
1,114,636	Sberbank of Russia*	2,651,266
227,808	Sberbank of Russia, Sponsored ADR	2,225,684
151,625	Sistema JSFC, Reg S, GDR‡‡‡	3,413,079
268,367	Surgutneftegas OAO, Sponsored ADR	1,977,865
43,875	Tatneft, Sponsored ADR	1,503,157
74,851	Tatneft OAO, Sponsored ADR	2,564,395
16,912	Uralkali (Ordinary Shares), Reg S, GDR‡‡‡	401,322
506,283	VTB Bank OJSC, Reg S, GDR	1,113,316

	Total Russia	34,969,894

	Singapore — 0.1%

94,650	DBS Group Holdings, Ltd.	1,217,041

	South Africa — 5.4%

17,335	African Rainbow Minerals, Ltd.	343,803
89,310	Barclays Africa Group, Ltd.	1,265,195
25,232	Barloworld, Ltd.	264,533
26,324	Bidvest Group, Ltd.	696,799
456,107	FirstRand, Ltd.	1,565,471
78,083	Foschini Group, Ltd. (The)	795,462
65,050	Growthpoint Properties, Ltd.	150,907

118	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	South Africa — continued

227,200	Harmony Gold Mining Co., Ltd., Sponsored ADR* ‡	692,960
85,232	Imperial Holdings, Ltd.	1,527,513
137,122	Investec, Ltd.	1,106,060
44,477	Kumba Iron Ore, Ltd.	1,598,447
95,419	Liberty Holdings, Ltd.	1,128,110
451,740	Life Healthcare Group Holdings, Ltd.	1,653,991
29,491	Mediclinic International, Ltd.	209,815
442,394	MMI Holdings, Ltd.	1,034,702
542,465	MTN Group, Ltd.	11,117,080
116,443	Nampak, Ltd.	398,000
32,433	Naspers, Ltd.	3,581,108
256,614	Netcare, Ltd.	569,445
26,253	Northam Platinum, Ltd.*	97,170
158,622	Redefine Properties, Ltd.	144,025
105,615	Remgro, Ltd.	2,057,895
234,106	Reunert, Ltd.	1,435,632
160,206	RMB Holdings, Ltd.	730,515
120,062	Salam, Ltd.	656,820
104,148	Sasol, Ltd.	5,837,908
108,928	Spar Group, Ltd. (The)	1,258,515
115,817	Standard Bank Group, Ltd.	1,528,385
301,430	Steinhoff International Holdings, Ltd.	1,461,597
92,564	Truworths International, Ltd.	679,848
158,912	Woolworths Holdings, Ltd.	1,108,678

	Total South Africa	46,696,389

	South Korea — 10.8%

4,840	BS Financial Group, Inc.	68,432
21,806	Daelim Industrial Co., Ltd.	1,776,110
121,770	DGB Financial Group, Inc.	1,761,715
37,716	Dongbu Insurance Co., Ltd.	1,955,868
5,494	E-Mart Co., Ltd.	1,259,370
42,230	Grand Korea Leisure Co., Ltd.	1,735,697
44,320	Halla Visteon Climate Control Corp.	2,023,535
21,352	Hana Financial Group, Inc.	780,302
115,040	Hanwha Life Insurance Co., Ltd.	754,361
48,710	Hite Jinro Co., Ltd.	1,075,377
27,030	Hyosung Corp.	1,950,213
2,866	Hyundai Department Store Co., Ltd.	382,331
6,571	Hyundai Engineering & Construction Co., Ltd.	345,696
8	Hyundai Hysco Co., Ltd.	413
70,000	Hyundai Marine & Fire Insurance Co., Ltd.	2,018,883
18,670	Hyundai Mobis	5,524,966
21,401	Hyundai Motor Co.	5,046,410
7,646	Hyundai Wia Corp.	1,228,302
74,200	Industrial Bank of Korea	941,049
100,800	Kangwon Land, Inc.	2,935,601
32,550	KB Financial Group, Inc.	1,139,074
1,095	KCC Corp.	560,642

See accompanying Notes to the Financial Statements.	119

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	South Korea — continued

36,795	Kia Motors Corp.	2,049,832
26,430	Korea Electric Power Corp.	905,043
36,550	Korean Air Lines Co., Ltd.*	1,323,691
177,384	Korean Reinsurance Co.	1,716,431
49,800	KT Corp., Sponsored ADR*	691,722
52,482	KT&G Corp.	3,944,347
4,316	LG Chem, Ltd.	1,029,888
30,610	LG Corp.	1,665,009
126,300	LG Display Co., Ltd., ADR* ‡	1,578,750
2,893	LG Household & Health Care, Ltd.	1,248,845
2,795	LS Corp.	200,346
42,960	Mirae Asset Securities Co., Ltd.	1,666,821
2,176	NAVER Corp.	1,582,248
2,242	NHN Entertainment Corp.*	202,200
1,281	Orion Corp. Republic of South Korea	985,616
630	POSCO	175,189
21,638	S1 Corp. Korea	1,809,180
26,850	Samsung Card Co., Ltd.	874,022
3,033	Samsung Electronics Co., Ltd.	3,826,689
17,297	Samsung Electronics Reg S, GDR‡‡‡	10,879,813
7,444	Samsung Fire & Marine Insurance Co., Ltd.	1,674,891
58,760	Samsung Heavy Industries Co., Ltd.	1,758,191
2,469	Samsung Life Insurance Co., Ltd.	233,110
26,700	Shinhan Financial Group Co., Ltd.	1,178,919
1,262	Shinsegae Co., Ltd.	273,278
13,978	SK C&C Co., Ltd.	1,963,184
11,922	SK Holdings Co., Ltd.	2,161,629
85,310	SK Hynix, Inc.*	2,885,208
23,540	SK Networks Co., Ltd.*	209,205
29,982	SK Telecom Co., Ltd.	6,069,915
114,360	Woori Finance Holdings Co., Ltd.*	1,299,973

	Total South Korea	93,327,532

	Switzerland — 0.2%

197,812	Cie Financiere Richemont SA, ADR	1,899,149

	Taiwan — 10.6%

2,194,000	Advanced Semiconductor Engineering, Inc.	2,435,176
254,000	Asustek Computer, Inc.	2,514,769
2,945,000	AU Optronics Corp.*	1,039,611
164,000	Cathay Financial Holding Co., Ltd.	239,113
300	Cheng Shin Rubber Industry Co., Ltd.	856
135,000	Cheng Uei Precision Industry Co., Ltd.	285,937
247,560	Chicony Electronics Co., Ltd.	642,221
250,000	China Airlines, Ltd.*	82,506
207,000	China Development Financial Holding Corp.	59,206
571,000	China Life Insurance Co., Ltd.	524,077
1,273,000	China Motor Corp.	1,137,036
225	China Petrochemical Development Corp.	93

120	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Taiwan — continued

330,000	Compal Electronics, Inc.	234,069
2,024,000	CTBC Financial Holding Co., Ltd.	1,266,142
878,000	CTCI Corp.	1,316,171
577,000	Delta Electronics, Inc.	3,562,138
3,027,000	E.Sun Financial Holding Co., Ltd.	1,824,003
27,000	Eclat Textile Co., Ltd.	312,093
458,000	Eva Airways Corp.*	230,109
194,000	Far Eastern Department Stores, Ltd.	171,050
372,000	Far EasTone Telecommunications Co., Ltd.	787,916
1,162,000	Farglory Land Development Co., Ltd.	1,980,389
39,000	Formosa Chemicals & Fibre Corp.	94,258
892	Foxconn Technology Co., Ltd.	2,103
4,420,997	Fubon Financial Holding Co., Ltd.	5,995,802
2,418,670	Hon Hai Precision Industry Co., Ltd.	6,854,321
2,696,000	Inventec Corp.	2,655,940
782,000	Kinsus Interconnect Technology Corp.	2,901,765
30,000	Largan Precision Co., Ltd.	1,418,603
1,882,165	Lite-On Technology Corp.	2,806,019
42,880	MediaTek, Inc.	632,939
283,000	Mega Financial Holding Co., Ltd.	219,319
395,000	Pegatron Corp.	588,236
169,000	Phison Electronics Corp.	1,087,727
1,704,000	Pou Chen Corp.	2,403,310
450,062	President Chain Store Corp.	3,177,517
1,079,000	Quanta Computer, Inc.	2,905,443
619,060	Radiant Opto-Electronics Corp.	2,500,431
938,212	Realtek Semiconductor Corp.	2,828,269
57,000	Ruentex Development Co., Ltd.	104,257
105,000	Ruentex Industries, Ltd.	251,014
199,000	Siliconware Precision Industries Co.	264,658
2,491,731	SinoPac Financial Holdings Co., Ltd.	1,198,715
1,124,000	Taishin Financial Holding Co., Ltd.	509,357
457	Taiwan Business Bank*	135
1,973,000	Taiwan Cement Corp.	3,045,103
170,000	Taiwan Cooperative Financial Holding Co., Ltd.	90,994
4,195,000	Taiwan Semiconductor Manufacturing Co., Ltd.	16,324,029
192,600	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	3,855,852
1,160,000	Teco Electric and Machinery Co., Ltd.	1,293,227
583,000	Transcend Information, Inc.	1,895,312
1,220,282	Uni-President Enterprises Corp.	2,123,798
882,000	Walsin Lihwa Corp.*	280,653
448,000	Yuanta Financial Holding Co., Ltd.	225,821

	Total Taiwan	91,179,608

	Thailand — 3.1%

268,600	Advanced Info Service PCL (Registered Shares)	1,871,258
191,700	Airports of Thailand PCL, NVDR	1,146,418
239,800	Bangkok Bank PCL	1,326,883
708,100	Bangkok Bank PCL, NVDR	3,896,296

See accompanying Notes to the Financial Statements.	121

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Thailand — continued

54,955	Bangkok Dusit Medical Services PCL Class F	225,309
423,000	BEC World PCL, NVDR	710,650
1,355,600	CP All PCL Class F	1,817,774
265,673	Kasikornbank PCL	1,515,090
989,900	Krung Thai Bank PCL, NVDR	570,627
3,582,000	Krung Thai Bank PCL	2,064,840
332,700	PTT Exploration & Production PCL Class N, NVDR	1,610,170
887,300	PTT Global Chemical PCL Class N, NVDR	1,976,185
1,602,400	PTT Global Chemical PCL	3,568,847
149,600	PTT PCL	1,378,866
27,700	PTT PCL, NVDR	255,311
285,400	Siam Commercial Bank PCL	1,385,650
2,934,900	Thai Beverage PCL Class C‡	1,411,963

	Total Thailand	26,732,137

	Turkey — 1.4%

99,088	Arcelik AS	553,525
13,969	Coca-Cola Icecek AS	336,296
1,560,089	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,837,801
134,750	Enka Insaat ve Sanayi AS	402,512
70,103	KOC Holding AS	295,591
24,772	Koza Altin Isletmeleri AS	214,810
193,298	TAV Havalimanlari Holding AS	1,554,191
140,243	Tofas Turk Otomobil Fabrikasi AS	796,537
776,734	Turk Hava Yollari AS	2,392,800
588,395	Turk Telekomunikasyon AS	1,636,570
302,852	Turkcell Iletisim Hizmetleri AS*	1,691,792
56,916	Turkiye Halk Bankasi AS	352,532
42,762	Turkiye Is Bankasi	94,951

	Total Turkey	12,159,908

	United Kingdom — 2.2%

142,801	British American Tobacco Plc	7,978,902
106,764	Mondi Plc	1,867,132
498,713	Old Mutual Plc	1,678,988
11,944	Randgold Resources, Ltd., ADR‡	895,800
12,027	Randgold Resources, Ltd.	902,687
112,852	SABMiller Plc	5,643,083

	Total United Kingdom	18,966,592

	United States — 0.4%

3,500	Southern Copper Corp.	101,885
20,454	Visteon Corp.*	1,808,952
19,199	Yum! Brands, Inc.	1,447,412

	Total United States	3,358,249

	TOTAL COMMON STOCKS (COST $767,126,130)	782,304,298

122	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	PREFERRED STOCKS — 1.7%

	Brazil — 1.3%

425,300	Bradespar SA, 6.42%	3,709,242
291,200	Cia Energetica de Sao Paulo, 5.25%	3,439,167
87,500	Cia Paranaense de Energia, 5.68%	1,155,939
274,178	Itausa - Investimentos Itau SA, 4.06%	1,123,929
1,000,500	Klabin SA, 2.88%	1,033,089
86,600	Metalurgica Gerdau SA, 2.27%	668,161
153,500	Usinas Siderurgicas de Minas Gerais SA, 0.68% Series A	695,903

	Total Brazil	11,825,430

	Chile — 0.1%

14,936	Sociedad Quimica y Minera de Chile SA, 3.11% Class B	471,343

	Colombia — 0.3%

64,688	Banco Davivienda SA, 3.52%	837,355
137,776	Bancolombia SA, 2.76%	1,920,633

	Total Colombia	2,757,988

	India — 0.0%

2,134,356	Zee Entertainment Enterprises, Ltd., 0.72%¤	25,731

	TOTAL PREFERRED STOCKS (COST $14,616,900)	15,080,492

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 11.2%

	Bank Deposit — 5.8%

49,615,231	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/14	49,615,231

	Investment Fund — 1.2%

10,390,000	State Street Institutional Treasury Money Market Fund*****	10,390,000

	Securities Lending Collateral — 4.2%

36,536,471	State Street Navigator Securities Lending Prime Portfolio***	36,536,471

	TOTAL SHORT-TERM INVESTMENTS (COST $96,541,702)	96,541,702

	TOTAL INVESTMENTS — 103.6% (Cost $878,284,732)	893,926,492

	Other Assets and Liabilities (net) — (3.6)%	(31,003,651)

	NET ASSETS — 100.0%	$862,922,841

See accompanying Notes to the Financial Statements.	123

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Notes to Schedule of Investments:

ADR — American Depository Receipt

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

*	Non-income producing security

***	Represents an investment of securities lending cash collateral.

¤	Illiquid security. The total market value of the securities at year end is $38,812 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2014 was $33,780.

****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $13,081 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2014 was $8,590.

*****	Security has been segregated to cover collateral requirements on open synthetic futures contracts.

‡	All or a portion of this security is out on loan.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $1,410,035 which represents 0.2% of net assets.

124	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2014

A summary of outstanding financial instruments at March 31, 2014 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
Buys
06/18/14	BRL	Royal Bank of Scotland Plc	74,703,000	$32,433,406	$1,267,151
06/18/14	COP	Royal Bank of Scotland Plc	6,000,000,000	3,027,833	(2,160)
06/18/14	CZK	Royal Bank of Scotland Plc	151,310,000	7,605,634	(114,264)
06/18/14	HKD	Royal Bank of Scotland Plc	30,300,000	3,907,212	2,225
06/18/14	HUF	Royal Bank of Scotland Plc	3,339,450,000	14,906,679	178,497
06/18/14	IDR	Royal Bank of Scotland Plc	111,931,756,836	9,717,873	150,177
06/18/14	ILS	Royal Bank of Scotland Plc	7,800,000	2,233,376	(15,282)
06/18/14	INR	Royal Bank of Scotland Plc	1,750,834,000	28,785,368	651,746
06/18/14	KRW	Royal Bank of Scotland Plc	3,814,447,000	3,569,730	8,208
06/18/14	MXN	Royal Bank of Scotland Plc	99,900,000	7,610,781	126,031
06/18/14	MYR	Royal Bank of Scotland Plc	24,606,000	7,495,469	6,885
06/18/14	PEN	Royal Bank of Scotland Plc	1,238,000	436,067	1,844
06/18/14	PLN	Royal Bank of Scotland Plc	60,247,000	19,843,153	120,522
06/18/14	RUB	Royal Bank of Scotland Plc	555,087,000	15,525,490	473,769
06/18/14	THB	Royal Bank of Scotland Plc	13,000,000	399,381	(232)
06/18/14	TRY	Royal Bank of Scotland Plc	36,477,000	16,667,373	513,561
06/18/14	TWD	Royal Bank of Scotland Plc	111,930,000	3,683,997	(24,750)
06/18/14	ZAR	Royal Bank of Scotland Plc	77,500,000	7,280,657	177,837

					$3,521,765

Sales
06/18/14	CLP	Royal Bank of Scotland Plc	10,789,108,000	$19,442,637	$(518,692)
06/18/14	COP	Royal Bank of Scotland Plc	6,813,000,000	3,438,104	(127,370)
06/18/14	CZK	Royal Bank of Scotland Plc	36,000,000	1,809,549	(72)
06/18/14	HKD	Royal Bank of Scotland Plc	29,300,000	3,778,262	(2,570)
06/18/14	ILS	Royal Bank of Scotland Plc	15,280,000	4,375,127	20,058
06/18/14	KRW	Royal Bank of Scotland Plc	17,420,000,000	16,302,415	(132,662)
06/18/14	MXN	Royal Bank of Scotland Plc	82,679,000	6,298,816	(78,966)
06/18/14	PEN	Royal Bank of Scotland Plc	200,000	70,447	(182)
06/18/14	PHP	Royal Bank of Scotland Plc	288,100,000	6,412,295	43,991
06/18/14	PLN	Royal Bank of Scotland Plc	100,000	32,936	(95)
06/18/14	RUB	Royal Bank of Scotland Plc	1,419,254,000	39,695,785	(1,512,558)
06/18/14	SGD	Royal Bank of Scotland Plc	44,626,000	35,487,760	(258,924)
06/18/14	THB	Royal Bank of Scotland Plc	41,221,000	1,266,375	1,065
06/18/14	TRY	Royal Bank of Scotland Plc	18,900,000	8,635,945	(401,364)
06/18/14	ZAR	Royal Bank of Scotland Plc	13,600,000	1,277,638	(41,386)

					$(3,009,727)

Currency Abbreviations

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
HKD	Hong Kong Dollar

See accompanying Notes to the Financial Statements.	125

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2014

Currency Abbreviations — continued

HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nouveau Sol
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	New Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
165	FTSE Bursa Malaysia KLCI Index	April 2014	$4,672,600	$16,809
81	FTSE/JSE TOP 40	June 2014	3,340,454	75,780
145	H-shares Index	April 2014	9,422,042	296,277
67	MSCI Singapore Index	April 2014	3,808,326	94,605
76	MSCI Taiwan Index	April 2014	2,373,480	55,304

				$538,775

Sales
136	BIST 30 Index	April 2014	$543,409	$(62,477)
42	KOSPI 200 Index	June 2014	5,097,844	(56,557)
61	Mexico Bolsa Index	June 2014	1,899,082	(70,076)
72	SET50 Index	June 2014	2,056,794	(62,983)
407	SGX CNX Nifty Index	April 2014	5,497,756	(81,083)

				$(333,176)

Synthetic Futures

Number of Contracts	Reference Entity	Expiration Date	Counterparty	Notional Value	Value
772	Brazil Bovespa Stock Index	04/16/2014	Goldman Sachs	$15,500,094	$719,279
400	MSCI Taiwan Stock Index	04/29/2014	Goldman Sachs	122,031	2,889
7,200	Taiwan Stock Exchange Capitalization Weighted Stock Index	04/16/2014	Goldman Sachs	2,061,566	16,552
400	Tel Aviv 25 Index	04/25/2014	Goldman Sachs	159,688	1,317
1,790	Warsaw WIG 20 Index	06/20/2014	Goldman Sachs	1,410,009	38,876

					$778,913

126	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2014

Industry Sector Summary (Unaudited)	% of Net Assets
Banks	14.5
Oil & Gas	6.3
Telecommunications	5.7
Diversified Financial Services	5.5
Semiconductors	4.1
Beverages	3.3
Electric	3.3
Insurance	3.3
Retail	3.0
Mining	2.8
Auto Manufacturers	2.7
Agriculture	2.6
Computers	2.6
Internet	2.5
Electronics	2.4
Commercial Services	2.2
Pharmaceuticals	1.9
Chemicals	1.7
Electrical Components & Equipment	1.7
Food	1.7
Real Estate	1.7
Lodging	1.6
Holding Companies — Diversified	1.4
Auto Parts & Equipment	1.3
Building Materials	1.3
Engineering & Construction	1.1
Media	1.0
Software	1.0
Iron & Steel	0.9
Airlines	0.8
Coal	0.8
Household Products & Wares	0.8
Forest Products & Paper	0.6
Home Furnishings	0.5
Gas	0.4
Apparel	0.3
Cosmetics & Personal Care	0.3
Entertainment	0.3
Health Care — Services	0.3
Home Builders	0.2
Leisure Time	0.2
Machinery — Diversified	0.2
Metal Fabricate & Hardware	0.2
Miscellaneous — Manufacturing	0.2
Office & Business Equipment	0.2
Oil & Gas Services	0.2
REITS	0.2
Shipbuilding	0.2
Health Care — Products	0.1
Pipelines	0.1
Textiles	0.1

See accompanying Notes to the Financial Statements.	127

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2014

Industry Sector Summary (Unaudited)	% of Net Assets
Water	0.1
Distribution & Wholesale	0.0
Machinery — Construction & Mining	0.0
Packaging & Containers	0.0
Transportation	0.0
Short-Term Investments and Other Assets and Liabilities (net)	7.6

100.0%

128	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	COMMON STOCKS — 89.1%

	Australia — 0.4%

196,707	Newcrest Mining, Ltd.* ‡	1,803,124
283,615	Telstra Corp., Ltd.‡	1,335,373

	Total Australia	3,138,497

	Austria — 0.2%

182	Agrana Beteiligungs AG	22,024
14,153	EVN AG‡	199,355
1,130	Flughafen Wien AG	111,979
1,752	Oesterreichische Post AG	88,257
14,592	OMV AG	662,370
7,654	Verbund AG	157,498

	Total Austria	1,241,483

	Bahamas — 0.0%

1,372	United International Enterprises	277,338

	Belgium — 0.6%

2,428	Elia System Operator SA	122,696
46,519	Groupe Bruxelles Lambert SA	4,647,040
47	Lotus Bakeries	53,441

	Total Belgium	4,823,177

	Bermuda — 0.6%

28,116	Bunge, Ltd.	2,235,503
6,221	China Yuchai International, Ltd.	131,761
9,000	Guoco Group, Ltd.	107,205
25,000	Jardine Matheson Holdings, Ltd.	1,577,000
13,600	Transport International Holdings, Ltd.	25,422
5,000	Wing On Co. International, Ltd.	13,214

	Total Bermuda	4,090,105

	Canada — 4.7%

41,799	Agnico-Eagle Mines, Ltd.	1,267,508
33,300	Bank of Montreal‡	2,231,364
69,166	Barrick Gold Corp.	1,233,230
47,445	BCE, Inc.	2,046,777
34,007	Bell Aliant, Inc.‡	833,114
27,200	Canadian Imperial Bank of Commerce‡	2,347,271
79,286	Canadian Natural Resources, Ltd.	3,043,577
24,500	Canadian Tire Corp., Ltd. Class A	2,313,599
5,900	Capital Power Corp.‡	137,484
91,094	Cenovus Energy, Inc.‡	2,638,082
15,400	Empire Co., Ltd.	944,161
2,700	First Capital Realty, Inc.‡	42,931
24,700	Fortis, Inc.‡	705,363
20,100	George Weston, Ltd.	1,499,464
94,887	Goldcorp, Inc.	2,322,834

See accompanying Notes to the Financial Statements.	129

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Canada — continued
35,700	Jean Coutu Group PJC, Inc. (The) Class A	706,722
253,978	Kinross Gold Corp.	1,051,469
1,400	Laurentian Bank of Canada	59,894
37,800	Manitoba Telecom Services, Inc.	1,038,365
31,800	Metro, Inc.‡	1,869,826
10,100	National Bank of Canada	405,373
103,158	Penn West Petroleum, Ltd.‡	862,401
52,728	Potash Corp. of Saskatchewan, Inc.	1,909,808
14,700	Saputo, Inc.	741,692
5,244	Tim Hortons, Inc.	290,046
48,400	Toronto-Dominion Bank	2,272,772

	Total Canada	34,815,127

	Cayman Islands — 0.1%

401,800	Chow Tai Fook Jewellery Group, Ltd.	632,972
1,566	Fresh Del Monte Produce, Inc.	43,175
368,000	Logan Property Holdings Co., Ltd.*	112,909
103,000	Times Property Holdings, Ltd.*	42,490

	Total Cayman Islands	831,546

	Denmark — 0.9%

6,051	Carlsberg A/S Class B	602,084
6,449	D/S Norden	275,008
1,035	Dfds AS	84,738
1,887	Ringkjoebing Landbobank AS	411,051
10,039	Royal UNIBREW AS	1,671,622
3,399	Schouw & Co.	166,593
1,139	SimCorp AS	46,258
1,562	Sydbank AS*	39,994
239,753	TDC AS	2,217,394
39,130	Topdanmark AS*	1,139,877

	Total Denmark	6,654,619

	France — 4.9%

1,437	Bongrain SA	124,735
61,491	Bouygues SA	2,565,804
6,427	Caisse Regionale de Credit Agricole Mutuel Nord de France	161,216
57,021	Carrefour SA	2,207,963
32,253	Cie de Saint-Gobain	1,949,250
103,431	Danone SA	7,317,283
2,682	Korian-Medica	102,939
9,928	Legrand SA	617,047
872	Manutan International	62,075
9,196	Neopost SA‡	726,496
126,505	Sanofi-Aventis	13,195,221
20,066	Sodexo	2,105,448
1,815	Stef	149,516
43,799	Total SA	2,873,419
858	Vetoquinol SA	44,783

130	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	France — continued

41,360	Vivendi SA	1,152,629
5,979	Wendel SA	929,946

	Total France	36,285,770

	Germany — 2.8%

37,941	Adidas AG	4,107,027
16,076	DaimlerChrysler AG	1,519,731
19,538	Fielmann AG	2,626,311
4,362	Fraport AG Frankfurt Airport Services Worldwide	325,967
19,944	Fresenius Medical Care AG & Co. KGaA	1,392,258
43,582	HeidelbergCement AG	3,736,760
7,041	Merck KGaA	1,186,345
32,016	Rhoen Klinikum AG	1,025,930
55,673	SAP AG	4,508,730
16,323	Stada Arzneimittel AG	698,875

	Total Germany	21,127,934

	Hong Kong — 0.3%

6,500	Aeon Stores Hong Kong Co., Ltd.	7,290
276,000	CLP Holdings, Ltd.	2,079,683
33,000	Miramar Hotel & Investment Co., Ltd.	40,840
233,000	Regal Real Estate Investment Trust REIT	69,686
109,000	Sunlight Real Estate Investment Trust REIT	40,750

	Total Hong Kong	2,238,249

	Ireland — 0.6%

61,337	CRH Plc	1,712,821
27,368	Greencore Group Plc	125,793
16,440	Kerry Group Plc	1,255,503
27,870	Willis Group Holdings Plc	1,229,903

	Total Ireland	4,324,020

	Israel — 0.8%

25,758	Azrieli Group	900,384
86,725	Israel Chemicals, Ltd.	757,631
38,508	Osem Investments, Ltd.	904,734
4,793	Plus500, Ltd.	47,784
22,401	Strauss Group, Ltd.	404,869
56,191	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	2,969,133

	Total Israel	5,984,535

	Italy — 0.0%

28,600	Italcementi Spa	353,185

	Japan — 7.3%

179,500	Astellas Pharma, Inc.	2,133,398
3,000	AT-Group Co., Ltd.	54,183
48,700	Bic Camera, Inc.‡	294,134

See accompanying Notes to the Financial Statements.	131

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Japan — continued

59,800	Coca-Cola West Co., Ltd.‡	1,045,781
21,600	Dydo Drinco, Inc.	902,928
6,600	Earth Chemical Co., Ltd.	240,647
35,900	Fancl Corp.	427,377
18,300	Fanuc, Ltd.	3,234,952
2,600	Fuji Co., Ltd.	47,918
4,800	Fukuda Denshi Co., Ltd.	212,303
5,900	Hirose Electric Co., Ltd.	812,371
71,000	House Foods Group, Inc.‡	1,181,667
89,300	Hoya Corp.	2,786,045
15,300	Inageya Co., Ltd.	152,577
41,300	Ito En, Ltd.‡	926,378
17,000	Itoham Foods, Inc.	77,584
56,800	KDDI Corp.	3,295,983
1,000	Kentucky Fried Chicken, Ltd.	20,479
94,800	Kewpie Corp.	1,308,062
8,300	Keyence Corp.	3,430,898
26,100	Kose Corp.	859,144
306,000	Lion Corp.	1,815,468
1,400	McDonald’s Holdings Co., Ltd.‡	37,751
18,000	Megmilk Snow Brand Co., Ltd.	235,257
20,300	MISUMI Group, Inc.	563,752
69,300	Mitsubishi Estate Co., Ltd.	1,645,946
159,000	Morinaga & Co., Ltd.	348,925
163,000	Morinaga Milk Industry Co., Ltd.‡	525,475
4,800	MOS Food Services, Inc.‡	96,853
99,000	MS&AD Insurance Group Holdings	2,272,525
66,000	Nippon Flour Mills Co., Ltd.	362,092
38,100	Nippon Telegraph & Telephone Corp.	2,078,787
147,000	Nisshin Oillio Group, Ltd. (The)‡	479,604
26,600	Nissin Foods Holdings Co., Ltd.‡	1,202,340
2,600	Nitori Holdings Co., Ltd.	112,978
93,600	NKSJ Holdings, Inc.	2,410,324
29,200	Noevir Holdings Co., Ltd.	552,329
22,900	Nomura Research Institute, Ltd.	724,902
101,200	NTT DoCoMo, Inc.	1,599,782
17,900	Ohsho Food Service Corp.‡	603,127
4,500	Okinawa Cellular Telephone Co.	114,832
10,100	Ono Pharmaceutical Co., Ltd.	876,768
4,900	Plenus Co., Ltd.	114,144
1,000	Riken Vitamin Co., Ltd.	22,935
39,500	Royal Holdings Co., Ltd.	569,573
62,500	Secom Co., Ltd.	3,608,535
25,100	Shimano, Inc.	2,527,426
6,000	Shin-Etsu Chemical Co., Ltd.	343,623
34,000	Showa Sangyo Co., Ltd.	111,259
13,100	SMC Corp.	3,463,101
22,500	Starbucks Coffee Japan, Ltd.‡	249,284
9,000	Yamazaki Baking Co., Ltd.	106,792

132	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Japan — continued

61,400	Yoshinoya Holdings Co., Ltd.‡	784,604

	Total Japan	54,005,902

	Malaysia — 0.0%

96,900	Genting Malaysia Bhd	124,630

	Mexico — 0.5%

84,966	Grupo Televisa SAB, Sponsored ADR	2,828,518
20,878	Industrias Penoles SAB de CV	544,176

	Total Mexico	3,372,694

	Netherlands — 0.9%

7,954	Koninklijke Ahold NV	159,838
2,451	Sligro Food Group NV	100,498
91,530	TNT Express NV	899,332
125,788	Unilever NV, ADR	5,172,412

	Total Netherlands	6,332,080

	New Zealand — 0.7%

464,842	Air New Zealand, Ltd.	824,885
244,990	Argosy Property, Ltd.	193,457
376,248	Auckland International Airport, Ltd.	1,243,923
22,392	Contact Energy, Ltd.	103,371
68,522	Fisher & Paykel Healthcare Corp., Ltd.	252,705
523,521	Infratil, Ltd.	1,026,685
48,956	Meridian Energy, Ltd.	49,279
7,205	Nuplex Industries, Ltd.	21,632
201,290	Sky Network Television, Ltd.	1,091,683
2,733	TrustPower, Ltd.	15,391
20,235	Vector, Ltd.	42,668
8,880	Warehouse Group, Ltd. (The)	24,812

	Total New Zealand	4,890,491

	Norway — 1.2%

5,525	Cermaq ASA	61,368
258,291	Norsk Hydro ASA	1,287,777
279,662	Orkla ASA	2,384,604
96,680	Statoil ASA	2,729,044
97,358	Telenor ASA	2,157,892

	Total Norway	8,620,685

	Portugal — 0.4%

15,507	CTT-Correios de Portugal SA*	170,339
555,394	EDP - Energias de Portugal SA	2,580,405
9,710	Portucel SA	44,203
58,031	REN - Redes Energeticas Nacionais SGPS SA	228,826
70,665	Sonaecom SGPS SA	210,371

	Total Portugal	3,234,144

See accompanying Notes to the Financial Statements.	133

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Russia — 0.1%

101,800	Gazprom OAO, Sponsored ADR	783,860
4,548	IBS Group Holding, Ltd., Reg S, GDR‡‡‡	124,087

	Total Russia	907,947

	Singapore — 0.6%

7,000	Bukit Sembawang Estates, Ltd.	30,170
53,000	Fraser and Neave, Ltd.	132,758
106,000	Frasers Centrepoint, Ltd.	129,386
20,000	Great Eastern Holdings, Ltd.	297,563
15,000	Hong Leong Finance, Ltd.	32,683
318,000	M1, Ltd.‡	877,468
123,000	OSIM International, Ltd.‡	253,326
17,000	Raffles Medical Group, Ltd.	43,394
1,005,000	Singapore Post, Ltd.‡	1,086,875
44,000	Singapore Press Holdings, Ltd.	146,952
101,000	Singapore Telecommunications, Ltd.	293,149
321,000	StarHub, Ltd.	1,072,085
64,000	Yanlord Land Group, Ltd.	54,455

	Total Singapore	4,450,264

	South Africa — 0.3%

95,213	AngloGold Ashanti, Ltd., Sponsored ADR*	1,626,238
99,152	Gold Fields, Ltd., Sponsored ADR‡	365,871
8,772	Harmony Gold Mining Co., Ltd., Sponsored ADR*	26,755

	Total South Africa	2,018,864

	South Korea — 0.3%

23,778	KT&G Corp.	1,787,064
323	Lotte Confectionery Co., Ltd.	553,177

	Total South Korea	2,340,241

	Spain — 0.2%

50,751	Abengoa SA‡	236,003
172,177	Iberdrola SA	1,204,549
1,825	Red Electrica Corp. SA	148,403

	Total Spain	1,588,955

	Sweden — 0.9%

10,956	Axfood AB	604,954
46,420	Hennes & Mauritz AB Class B	1,976,066
57,261	Investor AB Class B	2,068,392
286,209	TeliaSonera AB	2,154,221

	Total Sweden	6,803,633

	Switzerland — 4.2%

4,460	Allreal Holding AG*	643,742
3,541	Alpiq Holding AG*	489,050
280	APG SGA SA	95,092

134	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	Switzerland — continued

3,396	Aryzta AG*	300,252
4,010	Bank Coop AG	198,605
863	Banque Cantonale de Geneve	221,770
9,411	Basler Kantonalbank	820,340
18	Bell AG	49,394
1,875	Berner Kantonalbank AG	456,359
19,673	Coca-Cola HBC AG	490,000
2,501	Galenica AG‡	2,422,149
325	Graubuendner Kantonalbank	442,973
809	Intershop Holdings	315,962
2,500	Kuehne + Nagel International AG	350,088
124	Luzerner Kantonalbank AG	50,780
206	Mobimo Holding AG*	43,726
192,746	Nestle SA	14,521,137
76,672	Novartis AG	6,509,764
3,971	Swisscom AG	2,440,995
43	Walliser Kantonalbank	36,022

	Total Switzerland	30,898,200

	Thailand — 0.1%

173,300	Bangkok Bank PCL, NVDR	953,577

	United Kingdom — 6.1%

21,485	Anglo American Plc	546,773
32,625	Associated British Foods Plc	1,512,607
40,361	AstraZeneca Plc	2,608,413
30,984	Berkeley Group Holdings Plc	1,353,361
43,764	BP Plc, Sponsored ADR	2,105,048
30,527	British American Tobacco Plc	1,697,539
23,517	Cranswick Plc	479,494
27,786	Dairy Crest Group Plc	224,020
82,565	Diageo Plc	2,561,634
95,571	Fresnillo Plc	1,343,959
115,605	GlaxoSmithKline Plc	3,067,312
107,864	Greggs Plc	909,018
40,653	Imperial Tobacco Group Plc	1,642,180
332,986	J Sainsbury Plc‡	1,754,790
24,706	Next Plc	2,718,448
60,713	Royal Dutch Shell Plc Class A (Amsterdam Exchange)	2,219,132
126,345	Smith & Nephew Plc	1,914,682
83,231	SSE Plc	2,038,364
25,341	Synergy Health Plc	583,012
115,603	Tate & Lyle Plc	1,286,457
2,409,838	Tesco Plc	11,867,877
214,776	WM Morrison Supermarkets Plc	762,676

	Total United Kingdom	45,196,796

	United States — 48.4%

27,262	3M Co.	3,698,363

See accompanying Notes to the Financial Statements.	135

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	United States — continued

1,637	Alleghany Corp.*	666,881
11,658	Alliant Techsystems, Inc.	1,657,185
59,640	Altria Group, Inc.	2,232,325
53,434	Amdocs, Ltd.	2,482,544
81,180	American Express Co.	7,308,635
10,548	Amsurg Corp.*	496,600
9,028	Apache Corp.	748,873
30,099	Archer-Daniels-Midland Co.	1,305,996
21,413	AT&T, Inc.	750,954
298	Atrion Corp.	91,230
11,780	Automatic Data Processing, Inc.	910,123
20,928	Avista Corp.	641,443
375,582	Bank of New York Mellon Corp. (The)	13,254,289
61,315	BB&T Corp.	2,463,024
19,509	Becton Dickinson and Co.	2,284,114
15	Berkshire Hathaway, Inc. Class A*	2,810,251
12,629	Brookline Bancorp, Inc.	118,965
88,038	Cablevision Systems Corp.‡	1,485,201
7,136	CACI International, Inc. Class A*	526,637
173,538	Capitol Federal Financial, Inc.	2,177,902
31,270	Cardinal Health, Inc.	2,188,275
5,742	Charles River Laboratories International, Inc.*	346,472
702	Chemed Corp.‡	62,794
11,208	Cigna Corp.	938,446
35,708	Cincinnati Financial Corp.	1,737,551
58,141	Cintas Corp.	3,465,785
162,249	Cisco Systems, Inc.	3,636,000
23,106	Clorox Co. (The)	2,033,559
586	Coca-Cola Bottling Co. Consolidated	49,798
70,056	Coca-Cola Co. (The)	2,708,365
47,756	Colgate-Palmolive Co.	3,097,932
73,082	Comcast Corp. Class A	3,563,478
7,302	CONMED Corp.	317,272
61,208	ConocoPhillips	4,305,983
5,181	CR Bard, Inc.	766,684
20,421	CVS Caremark Corp.	1,528,716
30,814	Devon Energy Corp.	2,062,381
166,042	DIRECTV*	12,688,930
1,905	Dr Pepper Snapple Group, Inc.	103,746
25,509	DST Systems, Inc.	2,417,998
302,787	eBay, Inc.*	16,725,954
7,503	Eli Lilly & Co.	441,627
93,129	Empire District Electric Co. (The)	2,264,897
1,489	Energizer Holdings, Inc.	150,002
7,755	Exxon Mobil Corp.	757,508
1,442	First American Financial Corp.	38,285
20,691	General Mills, Inc.	1,072,208
10,549	Google, Inc. Class A*	11,756,966
43,931	Great Plains Energy, Inc.	1,187,894

136	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	United States — continued

16,715	H&R Block, Inc.	504,626
4,993	Harris Corp.	365,288
3,379	HealthSouth Corp.	121,407
19,637	Henry Schein, Inc.*	2,344,069
13,445	Hershey Co. (The)	1,403,658
48,304	Hill-Rom Holdings, Inc.	1,861,636
147,494	Intel Corp.	3,806,820
19,702	Intuit, Inc.	1,531,436
26,670	Jack Henry & Associates, Inc.	1,487,119
54,685	Johnson & Johnson	5,371,708
21,450	Kaiser Aluminum Corp.	1,531,959
35,961	Kellogg Co.	2,255,114
21,346	Kimberly-Clark Corp.	2,353,396
6,823	L-3 Communications Holdings, Inc.	806,137
23,554	Laboratory Corp. of America Holdings*	2,313,238
75,756	Liberty Media Corp. - Interactive Class A*	2,187,076
52,701	Linear Technology Corp.	2,566,012
11,296	Lockheed Martin Corp.	1,843,959
42,630	Lorillard, Inc.	2,305,430
238,674	Lowe’s Cos., Inc.	11,671,159
12,062	Martin Marietta Materials, Inc.	1,548,158
111,638	Mastercard, Inc. Class A	8,339,359
50,372	McDonald’s Corp.	4,937,967
16,742	McKesson Corp.	2,956,135
10,295	MEDNAX, Inc.*	638,084
37,223	Medtronic, Inc.	2,290,703
32,424	Merck & Co., Inc.	1,840,710
527,828	Microsoft Corp.	21,635,670
11,876	Monster Worldwide, Inc.*	88,832
3,891	National Healthcare Corp.	217,001
26,413	National Oilwell Varco, Inc.	2,056,780
8,371	NetApp, Inc.	308,890
15,317	Newmont Mining Corp.	359,030
15,676	Northrop Grumman Corp.	1,934,105
21,511	Northwest Bancshares, Inc.	314,061
39,552	Nutri/System, Inc.	596,049
12,321	Omnicare, Inc.	735,194
41,032	Omnicom Group, Inc.	2,978,923
517,897	Oracle Corp.	21,187,166
62,641	Owens & Minor, Inc.‡	2,194,314
44,619	Patterson Cos., Inc.	1,863,289
50,696	People’s United Financial, Inc.	753,849
25,275	PepsiCo, Inc.	2,110,462
22,638	Philip Morris International, Inc.	1,853,373
37,563	Plum Creek Timber Co., Inc. REIT	1,579,148
11,200	Procter & Gamble Co. (The)	902,720
28,919	Provident Financial Services, Inc.	531,242
21,354	Quest Diagnostics, Inc.	1,236,824
17,974	Rayonier, Inc. REIT	825,186

See accompanying Notes to the Financial Statements.	137

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Shares	Description	Value ($)

	United States — continued

6,024	San Juan Basin Royalty Trust	106,324
22,518	Scotts Miracle-Gro Co. (The) Class A	1,379,903
65,298	State Street Corp.	4,541,476
79,302	Steel Dynamics, Inc.	1,410,783
69,525	Sysco Corp.	2,511,938
228,672	Target Corp.	13,836,943
33,746	Teradata Corp.*	1,659,966
17,795	Tyson Foods, Inc. Class A	783,158
17,302	Universal Corp.‡	967,009
213,566	US Bancorp	9,153,439
31,802	Vector Group, Ltd.‡	685,015
2,464	Vectren Corp.	97,057
33,444	VeriSign, Inc.*	1,802,966
61,329	Visa, Inc. Class A	13,238,478
19,559	Vulcan Materials Co.	1,299,696
133,561	Wal-Mart Stores, Inc.	10,208,067
20,574	WellPoint, Inc.	2,048,142
209,404	Wells Fargo & Co.	10,415,755
63,760	Weyerhaeuser Co. REIT	1,871,356
34,964	WR Berkley Corp.	1,455,202
594	WSFS Financial Corp.	42,429
152,522	Yum! Brands, Inc.	11,498,634
6,773	Zimmer Holdings, Inc.	640,590

	Total United States	359,625,838

	TOTAL COMMON STOCKS (COST $584,767,403)	661,550,526

	INVESTMENT COMPANY — 1.6%

	United States — 1.6%

94,628	SPDR Gold Shares* ‡	11,696,967

	TOTAL INVESTMENT COMPANY (COST $13,148,277)	11,696,967

	PREFERRED STOCKS — 0.1%

	Germany — 0.0%

938	Henkel AG & Co. KGaA, 1.21%	100,993

	Japan — 0.0%

113	Shinkin Central Bank, 3.44%	207,160

	Sweden — 0.1%

49,515	Sagax AB, 5.99%	255,077

	TOTAL PREFERRED STOCKS (COST $537,179)	563,230

	WARRANTS — 0.1%

	United States — 0.1%

36,776	JPMorgan Chase & Co., Strike Price $0.00, Expires 10/28/18*	742,876

	TOTAL WARRANTS (COST $545,378)	742,876

138	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2014

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 13.5%

		Bank Deposit — 9.0%

67,184,060		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/14	67,184,060

		Securities Lending Collateral — 4.5%

33,949,069		State Street Navigator Securities Lending Prime Portfolio***	33,949,069

		TOTAL SHORT-TERM INVESTMENTS (COST $101,133,129)	101,133,129

		TOTAL INVESTMENTS — 104.4% (Cost $700,131,366)	775,686,728

		Other Assets and Liabilities (net) — (4.4)%	(33,045,334)

		NET ASSETS — 100.0%	$742,641,394

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		GDR — Global Depository Receipt

		NVDR — Non-Voting Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	***	Represents an investment of securities lending cash collateral.

	‡	All or a portion of this security is out on loan.

	‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

See accompanying Notes to the Financial Statements.	139

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2014

A summary of outstanding financial instruments at March 31, 2014 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
Buys
05/13/14	JPY	Bank of New York Mellon	214,963,000	$2,087,790	$30,255

Sales
05/13/14	EUR	Bank of New York Mellon	2,017,000	$2,779,712	$(87,420)
08/20/14	EUR	Bank of New York Mellon	1,158,000	1,595,791	(22,548)
09/17/14	EUR	Goldman Sachs	1,956,000	2,695,458	28,604
06/18/14	EUR	HSBC Bank USA	260,000	358,304	(153)
07/16/14	EUR	JPMorgan Chase Bank	1,214,000	1,672,981	(27,768)
04/16/14	EUR	UBS AG	955,000	1,316,188	(21,263)
05/13/14	GBP	Bank of New York Mellon	80,000	133,331	(2,836)
08/20/14	GBP	Bank of New York Mellon	91,000	151,549	(922)
09/17/14	GBP	Goldman Sachs	8,000	13,320	13
06/18/14	GBP	HSBC Bank USA	80,000	133,295	(2,818)
07/16/14	GBP	JPMorgan Chase Bank	54,000	89,955	(1,184)
04/16/14	GBP	UBS AG	80,000	133,358	(2,875)
05/13/14	JPY	Bank of New York Mellon	439,972,000	4,273,150	160,867
09/17/14	JPY	Goldman Sachs	256,826,000	2,496,185	16,372
06/18/14	JPY	HSBC Bank USA	198,155,000	1,924,901	10,528
07/16/14	JPY	JPMorgan Chase Bank	190,991,000	1,855,597	(31,981)
04/16/14	JPY	UBS AG	189,480,000	1,840,022	46,147

					$60,763

Currency Abbreviations

GBP	British Pound Sterling
EUR	Euro
JPY	Japanese Yen

140	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2014

Industry Sector Summary (Unaudited)	% of Net Assets
Food	10.2
Retail	9.1
Banks	6.9
Software	6.8
Pharmaceuticals	5.8
Internet	4.5
Commercial Services	4.2
Telecommunications	4.1
Oil & Gas	3.6
Media	3.2
Health Care — Products	2.4
Electric	2.3
Agriculture	2.2
Insurance	2.1
Mining	2.1
Beverages	1.7
Commodity Fund	1.6
Electronics	1.4
Health Care — Services	1.4
Building Materials	1.2
Cosmetics & Personal Care	1.1
Diversified Financial Services	1.1
Holding Companies — Diversified	0.9
Aerospace & Defense	0.8
Computers	0.8
Household Products & Wares	0.8
Semiconductors	0.8
Apparel	0.5
Chemicals	0.5
Engineering & Construction	0.5
Hand & Machine Tools	0.5
Miscellaneous — Manufacturing	0.5
Real Estate	0.5
Textiles	0.5
Advertising	0.4
REITS	0.4
Savings & Loans	0.4
Transportation	0.4
Distribution & Wholesale	0.3
Investment Companies	0.3
Leisure Time	0.3
Metal Fabricate & Hardware	0.3
Oil & Gas Services	0.3
Auto Manufacturers	0.2
Forest Products & Paper	0.2
Home Builders	0.2
Iron & Steel	0.2
Airlines	0.1
Auto Parts & Equipment	0.1
Electrical Components & Equipment	0.1
Office & Business Equipment	0.1

See accompanying Notes to the Financial Statements.	141

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2014

Industry Sector Summary (Unaudited)	% of Net Assets
Biotechnology	0.0
Gas	0.0
Lodging	0.0
Short-Term Investments and Other Assets and Liabilities (net)	9.1

100.0%

142	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities

March 31, 2014

	Mercer US Large Cap Growth Equity Fund	Mercer US Large Cap Value Equity Fund	Mercer US Small/Mid Cap Growth Equity Fund	Mercer US Small/Mid Cap Value Equity Fund
Assets
Investments, at value(a)	$356,687,626	$375,611,434	$432,400,073	$412,673,514
Cash	—	61,535	150	67,273
Receivable for investments sold	2,214,083	5,109,928	1,812,983	5,120,389
Dividend and interest receivable	227,080	576,947	117,382	306,522
Receivable for expenses reimbursed by Advisor	34,872	29,559	24,605	27,838
Foreign tax reclaims receivable	1,667	14,532	—	—
Securities lending income receivable	663	4,292	12,327	36,859
Prepaid expenses	2,325	2,371	2,249	2,182

Total assets	359,168,316	381,410,598	434,369,769	418,234,577

Liabilities
Payable for investments purchased	51,460	4,084,703	1,374,845	3,625,717
Payable for Fund shares repurchased	—	600,595	—	—
Unrealized depreciation on open forward foreign currency contracts	—	23,526	—	—
Obligation to return securities lending collateral	—	5,975,569	35,237,041	25,511,034
Payable to affiliate for:
Advisor fee	172,945	168,336	309,569	297,354
Trustees fees	4,984	5,022	5,007	4,804
Accrued expenses	76,691	74,985	83,187	83,994

Total liabilities	306,080	10,932,736	37,009,649	29,522,903

Net assets	$358,862,236	$370,477,862	$397,360,120	$388,711,674

Net assets consist of:
Paid-in capital	243,457,704	274,105,907	300,098,812	300,924,371
Accumulated undistributed (distributions in excess of) net investment income	313,482	1,507,583	(914)	(39,343)
Accumulated net realized gain	27,691,606	8,769,372	22,080,463	51,804,936
Net unrealized appreciation on investments and foreign currencies	87,399,444	86,095,000	75,181,759	36,021,710

Net assets	$358,862,236	$370,477,862	$397,360,120	$388,711,674

Net assets attributable to:
Class Y-3 shares	$358,862,236	$370,477,862	$397,360,120	$388,711,674

Shares outstanding:
Class Y-3	27,259,950	29,274,767	31,932,265	35,398,053

Net asset value per share:
Class Y-3	$13.16	$12.66	$12.44	$10.98

(a) Investments, at cost	269,288,182	289,492,910	357,218,314	376,651,820

See accompanying Notes to the Financial Statements.	143

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2014

	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund (formerly known as Mercer Core Opportunistic Fixed Income Fund)	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund
Assets
Investments, at value(a)	$1,944,071,014	$1,089,889,175	$258,232,058	$893,926,492
Foreign currency, at value(b)	3,062,511	728,001	601,013	2,533,132
Cash	—	5,767,936	22,889	—
Receivable for investments sold	14,315,657	48,839,650	1,159,032	2,266,688
Receivable for TBA securities sold	—	119,107,903	—	—
Dividend and interest receivable	5,987,558	6,349,919	4,359,550	1,796,451
Unrealized appreciation on open forward foreign currency contracts	—	101,830	1,070,615	3,743,567
Cash collateral held at broker on open future contracts	—	645,039	—	2,058,001
Receivable for variation margin on open futures contracts	—	11,975	—	40,342
Receivable for expenses reimbursed by Advisor	—	88,145	65,480	156,308
Synthetic futures, at value	—	—	—	778,913
Foreign tax reclaims receivable	1,222,307	—	56,235	2,477
Securities lending income receivable	71,757	2,455	—	12,175
Prepaid expenses	10,230	5,895	—	2,924

Total assets	1,968,741,034	1,271,537,923	265,566,872	907,317,470

Liabilities
Payable for investments purchased	12,903,119	71,599,757	2,729,691	3,306,297
Payable for TBA and when-issued securities purchased	—	120,111,828	1,403,926	—
Due to custodian	—	—	—	57,342
Written options, at value(c)	—	20,997	—	—
Unrealized depreciation on open forward foreign currency contracts	—	162,636	573,406	3,231,529
Cash collateral due to broker on closed swap contracts	—	70,000	—	—
Obligation to return securities lending collateral	72,792,139	2,627,065	—	36,536,471
Payable to affiliate for:
Advisor fee	1,178,430	319,116	157,484	561,709
Trustees fees	23,337	13,217	1,460	7,478
Accrued expenses	368,375	173,830	120,056	693,803

Total liabilities	87,265,400	195,098,446	4,986,023	44,394,629

Net assets	$1,881,475,634	$1,076,439,477	$260,580,849	$862,922,841

Net assets consist of:
Paid-in capital	1,497,164,415	1,048,708,509	252,911,638	857,737,699
Accumulated undistributed net investment income	15,302,164	6,679,686	2,764,086	4,792,103
Accumulated net realized gain (loss)	107,815,425	3,960,942	(434,115)	(16,319,065)
Net unrealized appreciation on investments, futures contracts, options written and foreign currencies	261,193,630	17,090,340	5,339,240	16,712,104

Net assets	$1,881,475,634	$1,076,439,477	$260,580,849	$862,922,841

144	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2014

	Mercer Non- US Core Equity Fund	Mercer Core Fixed Income Fund (formerly known as Mercer Core Opportunistic Fixed Income Fund)	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund
Net assets attributable to:
Class Y-3 shares	$1,881,475,634	$1,076,439,477	$260,580,849	$862,922,841

Shares outstanding:
Class Y-3	157,869,071	103,276,370	24,973,336	86,340,076

Net asset value per share:
Class Y-3	$11.92	$10.42	$10.43	$9.99

(a) Investments, at cost	1,682,879,013	1,072,770,932	253,400,181	878,284,732

(b) Foreign currency, at cost	3,086,972	708,195	597,705	2,500,442

(c) Premiums on written options	—	23,279	—	—

See accompanying Notes to the Financial Statements.	145

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2014

Mercer Global Low Volatility Equity Fund
Assets
Investments, at value(a)	$775,686,728
Foreign currency, at value(b)	433,693
Receivable for investments sold	164,501
Dividend and interest receivable	1,302,938
Unrealized appreciation on open forward foreign currency contracts	292,786
Foreign tax reclaims receivable	278,929
Securities lending income receivable	18,013
Prepaid expenses	3,294

Total assets	778,180,882

Liabilities
Payable for investments purchased	317,025
Payable for Fund shares repurchased	400,000
Unrealized depreciation on open forward foreign currency contracts	201,768
Obligation to return securities lending collateral	33,949,069
Payable to affiliate for:
Advisor fee	542,784
Trustees fees	7,692
Accrued expenses	121,150

Total liabilities	35,539,488

Net assets	$742,641,394

Net assets consist of:
Paid-in capital	653,027,930
Accumulated undistributed net investment income	1,063,496
Accumulated net realized gain	12,888,672
Net unrealized appreciation on investments and foreign currencies	75,661,296

Net assets	$742,641,394

Net assets attributable to:
Class Y-3 shares	$742,641,394

Shares outstanding:
Class Y-3	60,539,379

Net asset value per share:
Class Y-3	$12.27

(a) Investments, at cost	700,131,366

(b) Foreign currency, at cost	430,390

146	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations

For the Year Ended March 31, 2014

	Mercer US Large Cap Growth Equity Fund	Mercer US Large Cap Value Equity Fund	Mercer US Small/Mid Cap Growth Equity Fund	Mercer US Small/Mid Cap Value Equity Fund
Investment Income:
Interest	$664	$380	$816	$742
Dividends	4,276,491	8,855,125	3,071,257	5,146,364
Securities lending income	35,858	72,294	212,949	199,390
Withholding taxes	(38,108)	(98,933)	(21,819)	(23,406)

Total investment income	4,274,905	8,828,866	3,263,203	5,323,090

Expenses:
Advisory fees	2,238,991	2,174,473	3,690,903	3,541,415
Transfer agent fees	22,949	22,910	23,248	23,260
Custodian and fund accounting fees	150,612	147,872	159,420	186,207
Audit fees	48,410	48,694	52,639	54,392
Legal fees	41,454	41,183	42,918	50,414
Trustees fees	18,258	18,536	18,875	18,182
Registration fees	22,620	22,620	22,406	22,428
Miscellaneous	33,954	34,735	33,074	31,940

Total expenses	2,577,248	2,511,023	4,043,483	3,928,238
Fee reductions	(22,104)	(22,071)	(22,523)	(22,510)
Reimbursement of expenses	(234,734)	(232,423)	(42,987)	(88,870)

Net expenses	2,320,410	2,256,529	3,977,973	3,816,858

Net investment income (loss)	1,954,495	6,572,337	(714,770)	1,506,232

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	91,017,590	100,402,087	79,473,254	95,926,702
In-kind redemptions	—	—	—	7,168,911
Closed futures contracts	—	—	—	200,287
Forward foreign currency contracts and foreign currency related transactions	—	224,730	(6,593)	—

Net realized gain	91,017,590	100,626,817	79,466,661	103,295,900

Change in net unrealized appreciation (depreciation) on:
Investments	(6,335,436)	(562,872)	3,771,797	(28,294,086)
Forward foreign currency contracts and foreign currency related translations	—	(12,101)	—	16

Change in net unrealized appreciation (depreciation)	(6,335,436)	(574,973)	3,771,797	(28,294,070)

Net realized and unrealized gain (loss)	84,682,154	100,051,844	83,238,458	75,001,830

Net increase in net assets resulting from operations	$86,636,649	$106,624,181	$82,523,688	$76,508,062

See accompanying Notes to the Financial Statements.	147

Mercer Funds

Statements of Operations (Continued)

For the Year Ended March 31, 2014

	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund (formerly known as Mercer Core Opportunistic Fixed Income Fund)	Mercer Opportunistic Fixed Income Fund(a)	Mercer Emerging Markets Equity Fund
Investment Income:
Interest	$5,851	$28,837,115	$5,035,600	$4,794
Dividends	67,589,785	262,202	8,125	18,687,793
Securities lending income	1,463,686	43,755	—	66,605
Withholding taxes	(4,531,359)	(5,555)	(70,705)	(1,815,558)
Other income	4,784	3,415	23,620	—

Total investment income	64,532,747	29,140,932	4,996,640	16,943,634

Expenses:
Advisory fees	14,111,420	3,722,510	622,666	4,987,747
Transfer agent fees	26,013	24,320	13,583	23,276
Custodian and fund accounting fees	1,489,584	535,549	109,636	1,212,249
Audit fees	282,229	71,260	68,785	93,056
Legal fees	191,870	116,300	49,670	62,152
Trustees fees	86,707	47,874	3,335	28,171
Registration fees	25,545	23,840	31,578	25,706
Interest expense	—	—	—	5,132
Miscellaneous	158,571	91,824	11,892	56,286

Total expenses	16,371,939	4,633,477	911,145	6,493,775
Fee reductions	(22,479)	(22,300)	(13,583)	(22,388)
Reimbursement of expenses	—	(602,436)	(193,679)	(533,749)

Net expenses	16,349,460	4,008,741	703,883	5,937,638

Net investment income	48,183,287	25,132,191	4,292,757	11,005,996

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	279,473,579	4,692,757	(51,428)	(12,987,238)
Swap contracts	—	(1,324,502)	(15,540)	—
In-kind redemptions	30,662,932	—	—	—
Closed futures contracts	—	1,641,692	—	(1,815,107)
Written option contracts	—	1,155,019	—	—
Forward foreign currency contracts and foreign currency related transactions	(685,925)	(1,109,785)	409,517	6,239,327

Net realized gain	309,450,586	5,055,181	342,549	(8,563,018)

Change in net unrealized appreciation (depreciation) on:
Investments	24,613,279	(27,059,361)	4,831,877	(8,905,767)
Unfunded loan commitments	—	(2,725)	—	—
TBA Sale Commitments	—	16,406	—	—
Swap contracts	—	(458,119)	—	—
Open futures contracts	—	604,974	—	1,166,154
Written option contracts	—	(37,800)	—	—
Forward foreign currency contracts and foreign currency related translations	575,261	264,522	507,363	670,354

Change in net unrealized appreciation (depreciation)	25,188,540	(26,672,103)	5,339,240	(7,069,259)

Net realized and unrealized gain (loss)	334,639,126	(21,616,922)	5,681,789	(15,632,277)

Net increase (decrease) in net assets resulting from operations	$382,822,413	$3,515,269	$9,974,546	$(4,626,281)

(a)	The Fund commenced operations on August 21, 2013.

148	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations (Continued)

For the Year Ended March 31, 2014

Mercer Global Low Volatility Equity Fund
Investment Income:
Interest	$5,985
Dividends	13,522,389
Securities lending income	108,304
Withholding taxes	(651,190)

Total investment income	12,985,488

Expenses:
Advisory fees	4,744,812
Transfer agent fees	21,964
Custodian and fund accounting fees	315,817
Audit fees	61,361
Legal fees	51,249
Trustees fees	27,014
Registration fees	55,694
Miscellaneous	45,598

Total expenses	5,323,509
Fee reductions	(21,964)
Recapture of expenses	76,000

Net expenses	5,377,545

Net investment income	7,607,943

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	30,801,130
Forward foreign currency contracts and foreign currency related transactions	805,924

Net realized gain	31,607,054

Change in net unrealized appreciation (depreciation) on:
Investments	51,394,901
Forward foreign currency contracts and foreign currency related translations	(452,728)

Change in net unrealized appreciation (depreciation)	50,942,173

Net realized and unrealized gain (loss)	82,549,227

Net increase in net assets resulting from operations	$90,157,170

See accompanying Notes to the Financial Statements.	149

Mercer Funds

Statements of Changes in Net Assets

	Mercer US Large Cap Growth Equity Fund		Mercer US Large Cap Value Equity Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,954,495	$2,674,597	$6,572,337	$9,196,651
Net realized gain (loss)	91,017,590	42,369,258	100,626,817	40,763,308
Change in net unrealized appreciation (depreciation)	(6,335,436)	(18,880,192)	(574,973)	20,601,558

Net increase in net assets resulting from operations	86,636,649	26,163,663	106,624,181	70,561,517

Distributions to shareholders from:
Net investment income
Class Y-3	(2,145,143)	(2,623,579)	(6,835,803)	(9,197,559)

Total distributions from net investment income	(2,145,143)	(2,623,579)	(6,835,803)	(9,197,559)

Net realized gains
Class Y-3	(81,475,198)	(12,798,740)	—	—

Total distributions from net realized gains	(81,475,198)	(12,798,740)	—	—

Net share transactions (See Note 7):
Class Y-3	(109,941,413)	(10,594,802)	(205,208,131)	(45,465,052)

Decrease in net assets resulting from net shares transactions	(109,941,413)	(10,594,802)	(205,208,131)	(45,465,052)

Net increase (decrease) in net assets	(106,925,105)	146,542	(105,419,753)	15,898,906
Net assets:
Beginning of year	465,787,341	465,640,799	475,897,615	459,998,709

End of year	$358,862,236	$465,787,341	$370,477,862	$475,897,615

Undistributed net investment income included in net assets at end of year	$313,482	$565,314	$1,507,583	$1,635,764

150	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer US Small/Mid Cap Growth Equity Fund		Mercer US Small/Mid Cap Value Equity Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(714,770)	$(166,599)	$1,506,232	$4,330,538
Net realized gain (loss)	79,466,661	17,825,972	103,295,900	26,146,088
Change in net unrealized appreciation (depreciation)	3,771,797	32,129,046	(28,294,070)	32,460,899

Net increase in net assets resulting from operations	82,523,688	49,788,419	76,508,062	62,937,525

Distributions to shareholders from:
Net investment income
Class Y-3	—	(303,053)	(3,068,973)	(3,935,894)

Total distributions from net investment income	—	(303,053)	(3,068,973)	(3,935,894)

Net realized gains
Class Y-3	(61,044,497)	(31,036,701)	(68,563,917)	(13,297,320)

Total distributions from net realized gains	(61,044,497)	(31,036,701)	(68,563,917)	(13,297,320)

Net share transactions (See Note 7):
Class Y-3	(66,199,365)	123,455,822	(45,575,148)	91,316,151

Increase (decrease) in net assets resulting from net shares transactions	(66,199,365)	123,455,822	(45,575,148)	91,316,151

Net increase (decrease) in net assets	(44,720,174)	141,904,487	(40,699,976)	137,020,462
Net assets:
Beginning of year	442,080,294	300,175,807	429,411,650	292,391,188

End of year	$397,360,120	$442,080,294	$388,711,674	$429,411,650

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(914)	$(392,627)	$(39,343)	$728,939

See accompanying Notes to the Financial Statements.	151

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Non-US Core Equity Fund		Mercer Core Fixed Income Fund (formerly known as Mercer Core Opportunistic Fixed Income Fund)
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$48,183,287	$41,544,097	$25,132,191	$27,293,670
Net realized gain (loss)	309,450,586	65,792,476	5,055,181	17,070,317
Change in net unrealized appreciation (depreciation)	25,188,540	124,651,565	(26,672,103)	19,060,319

Net increase in net assets resulting from operations	382,822,413	231,988,138	3,515,269	63,424,306

Distributions to shareholders from:
Net investment income
Class Y-3	(51,237,787)	(49,488,095)	(24,984,359)	(30,940,168)

Total distributions from net investment income	(51,237,787)	(49,488,095)	(24,984,359)	(30,940,168)

Net realized gains
Class Y-3	(85,693,489)	—	(5,718,416)	(23,150,024)

Total distributions from net realized gains	(85,693,489)	—	(5,718,416)	(23,150,024)

Net share transactions (See Note 7):
Class Y-3	(503,345,330)	63,645,562	10,374,161	58,295,119

Increase (decrease) in net assets resulting from net shares transactions	(503,345,330)	63,645,562	10,374,161	58,295,119

Net increase (decrease) in net assets	(257,454,193)	246,145,605	(16,813,345)	67,629,233
Net assets:
Beginning of year	2,138,929,827	1,892,784,222	1,093,252,822	1,025,623,589

End of year	$1,881,475,634	$2,138,929,827	$1,076,439,477	$1,093,252,822

Undistributed net investment income included in net assets at end of year	$15,302,164	$8,552,915	$6,679,686	$6,883,601

152	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund
	Period Ended March 31, 2014(b)	Year Ended March 31, 2014	Period Ended March 31, 2013(a)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,292,757	$11,005,996	$2,924,172
Net realized gain (loss)	342,549	(8,563,018)	229,882
Change in net unrealized appreciation (depreciation)	5,339,240	(7,069,259)	23,781,363

Net increase (decrease) in net assets resulting from operations	9,974,546	(4,626,281)	26,935,417

Distributions to shareholders from:
Net investment income
Class Y-3	(1,909,755)	(12,069,442)	(2,704,695)

Total distributions from net investment income	(1,909,755)	(12,069,442)	(2,704,695)

Net realized gains
Class Y-3	(370,327)	(1,819,134)	(530,723)

Total distributions from net realized gains	(370,327)	(1,819,134)	(530,723)

Net share transactions (See Note 7):
Class Y-3	252,886,385	364,353,169	493,384,530

Increase in net assets resulting from net shares transactions	252,886,385	364,353,169	493,384,530

Net increase in net assets	260,580,849	345,838,312	517,084,529
Net assets:
Beginning of period	—	517,084,529	—

End of period	$260,580,849	$862,922,841	$517,084,529

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$2,764,086	$4,792,103	$(118,819)

(a)	The Fund commenced operations on May 1, 2012.
(b)	The Fund commenced operations on August 21, 2013.

See accompanying Notes to the Financial Statements.	153

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Global Low Volatility Equity Fund
	Year Ended March 31, 2014	Period Ended March 31, 2013(a)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$7,607,943	$1,567,709
Net realized gain (loss)	31,607,054	2,224,879
Change in net unrealized appreciation (depreciation)	50,942,173	24,719,123

Net increase in net assets resulting from operations	90,157,170	28,511,711

Distributions to shareholders from:
Net investment income
Class Y-3	(8,930,712)	(485,259)

Total distributions from net investment income	(8,930,712)	(485,259)

Net realized gains
Class Y-3	(19,639,446)	—

Total distributions from net realized gains	(19,639,446)	—

Net share transactions (See Note 7):
Class Y-3	379,824,244	273,203,686

Increase in net assets resulting from net shares transactions	379,824,244	273,203,686

Net increase in net assets	441,411,256	301,230,138
Net assets:
Beginning of year	301,230,138	—

End of year	$742,641,394	$301,230,138

Undistributed net investment income included in net assets at end of year	$1,063,496	$1,418,147

(a)	The Fund commenced operations on November 6, 2012.

154	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

Financial Highlights

	Year Ended 03/31/14	Year Ended 03/31/13	Year Ended 03/31/12	Year Ended 03/31/11		Year Ended 03/31/10
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$13.56	$13.27	$12.19	$10.08		$6.85

Net investment income†	0.07	0.08	0.04	0.03		0.05
Net realized and unrealized gain on investments	3.11	0.68	1.06	2.12		3.23

Total from investment operations	3.18	0.76	1.10	2.15		3.28

Less dividends and distributions:
From net investment income	(0.09)	(0.08)	(0.02)	(0.04)		(0.05)
From net realized gain on investments	(3.49)	(0.39)	—	—		—

Total dividends and distributions	(3.58)	(0.47)	(0.02)	(0.04)		(0.05)

Net asset value at end of year	$13.16	$13.56	$13.27	$12.19		$10.08

Total investment return(a)	23.99%	6.03%	9.08%	21.38%		47.85%

Ratios/Supplemental Data:
Net investment income to average net assets	0.48%	0.61%	0.33%	0.27%		0.54%
Net expenses to average daily net assets	0.57%	0.57%	0.57%	0.57%		0.57%
Total expenses (before reductions and reimbursements) to average daily net assets	0.63%	0.63%	0.63%	0.64%		0.66%
Portfolio turnover rate	50%	65%	64%	106	%(b)	102%
Net assets at end of year (in 000’s)	$358,862	$465,787	$465,641	$427,840		$359,792

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Portfolio turnover calculation does not include $23,568,413 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	155

Mercer US Large Cap Value Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/14		Year Ended 03/31/13	Year Ended 03/31/12	Year Ended 03/31/11		Year Ended 03/31/10
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$9.95		$8.71	$8.25	$7.52		$5.18

Net investment income†	0.18		0.18	0.16	0.11		0.11
Net realized and unrealized gain on investments	2.75		1.26	0.45	0.72		2.37

Total from investment operations	2.93		1.44	0.61	0.83		2.48

Less dividends and distributions:
From net investment income	(0.22)		(0.20)	(0.15)	(0.10)		(0.14)

Total dividends and distributions	(0.22)		(0.20)	(0.15)	(0.10)		(0.14)

Net asset value at end of year	$12.66		$9.95	$8.71	$8.25		$7.52

Total investment return(a)	29.54%		16.71%	7.69%	11.07%		47.96%

Ratios/Supplemental Data:
Net investment income to average net assets	1.60%		2.07%	2.03%	1.52%		1.69%
Net expenses to average daily net assets	0.55	%(b)	0.55%	0.55%	0.55%		0.55%
Total expenses (before reductions and reimbursements) to average daily net assets	0.61	%(b)	0.60%	0.62%	0.63%		0.64%
Portfolio turnover rate	45%		59%	109%	117	%(c)	128%
Net assets at end of year (in 000’s)	$370,478		$475,898	$459,999	$420,518		$357,787

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	The Fund invests in Underlying Funds and consequently bears its proportionate share of operating expenses of the Underlying Funds. This ratio does not include the expenses of the Underlying Funds.
(c)	Portfolio turnover calculation does not include $21,956,759 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

156	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/14		Year Ended 03/31/13	Year Ended 03/31/12	Year Ended 03/31/11	Year Ended 03/31/10
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$11.94		$11.62	$12.49	$9.75	$6.19

Net investment loss†	(0.02)		(0.01)	(0.04)	(0.03)	(0.04)
Net realized and unrealized gain on investments	2.63		1.31	0.27	2.77	3.60

Total from investment operations	2.61		1.30	0.23	2.74	3.56

Less dividends and distributions:
From net investment income	—		(0.01)	—	—	—
From net realized gain on investments	(2.11)		(0.97)	(1.10)	—	—

Total dividends and distributions	(2.11)		(0.98)	(1.10)	—	—

Net asset value at end of year	$12.44		$11.94	$11.62	$12.49	$9.75

Total investment return(a)	22.34%		12.11%	3.36%	28.10%	57.51%

Ratios/Supplemental Data:
Net investment loss to average net assets	(0.17)%		(0.05)%	(0.36)%	(0.34)%	(0.45)%
Net expenses to average daily net assets	0.97	%(b)	0.96%	0.92%	0.92%	0.92%
Total expenses (before reductions and reimbursements) to average daily net assets	0.99	%(b)	1.01%	1.01%	1.02%	1.04%
Portfolio turnover rate	67%		54%	95%	107%	92%
Net assets at end of year (in 000’s)	$397,360		$442,080	$300,176	$300,980	$220,665

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	The Fund invests in Underlying Funds and consequently bears its proportionate share of operating expenses of the Underlying Funds. This ratio does not include the expenses of the Underlying Funds.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	157

Mercer US Small/Mid Cap Value Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/14		Year Ended 03/31/13	Year Ended 03/31/12		Year Ended 03/31/11	Year Ended 03/31/10
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$11.05		$9.94	$10.64		$8.64	$5.26

Net investment income†	0.04		0.13	0.06		0.05	0.06
Net realized and unrealized gain (loss) on investments	2.24		1.46	(0.14	)(a)	2.05	3.35

Total from investment operations	2.28		1.59	(0.08)		2.10	3.41

Less dividends and distributions:
From net investment income	(0.10)		(0.11)	(0.04)		(0.10)	(0.03)
From net realized gain on investments	(2.25)		(0.37)	(0.58)		—	—

Total dividends and distributions	(2.35)		(0.48)	(0.62)		(0.10)	(0.03)

Net asset value at end of year	$10.98		$11.05	$9.94		$10.64	$8.64

Total investment return(b)	21.61%		16.51%	(0.03)%		24.36%	64.86%

Ratios/Supplemental Data:
Net investment income to average net assets	0.38%		1.26%	0.60%		0.65%	0.81%
Net expenses to average daily net assets	0.97	%(c)	0.96%	0.92%		0.92%	0.92%
Total expenses (before reductions and reimbursements) to average daily net assets	1.00	%(c)	1.01%	1.01%		1.02%	1.07%
Portfolio turnover rate	122	%(d)	80%	92%		95%	119%
Net assets at end of year (in 000’s)	$388,712		$429,412	$292,391		$295,626	$222,102

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain for the period due to the timing of sales of the Fund in relation to the fluctuating net asset value per share of the Fund.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	The Fund invests in Underlying Funds and consequently bears its proportionate share of operating expenses of the Underlying Funds. This ratio does not include the expenses of the Underlying Funds.
(d)	Portfolio turnover calculation does not include $38,447,113 of securities transferred out of the Fund as part of an in-kind redemption.
†	Computed using average shares outstanding throughout the year.

158	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/14		Year Ended 03/31/13	Year Ended 03/31/12		Year Ended 03/31/11	Year Ended 03/31/10
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$10.58		$9.72	$10.46		$9.73	$6.29

Net investment income†	0.29		0.21	0.25		0.17	0.17
Net realized and unrealized gain (loss) on investments	1.94		0.90	(0.81)		0.74	3.38

Total from investment operations	2.23		1.11	(0.56)		0.91	3.55

Less dividends and distributions:
From net investment income	(0.33)		(0.25)	(0.18)		(0.18)	(0.11)
From net realized gain on investments	(0.56)		—	—		—	—

Total dividends and distributions	(0.89)		(0.25)	(0.18)		(0.18)	(0.11)

Net asset value at end of year	$11.92		$10.58	$9.72		$10.46	$9.73

Total investment return(a)	21.48%		11.53%	(5.15)%		9.45%	56.52%

Ratios/Supplemental Data:
Net investment income to average net assets	2.52%		2.17%	2.57%		1.76%	1.93%
Net expenses to average daily net assets	0.85	%(b)	0.83%	0.82%		0.82%	0.82%
Total expenses (before reductions and reimbursements) to average daily net assets	0.86	%(b)	0.86%	0.92%		0.92%	0.94%
Portfolio turnover rate	95	%(c)	90%	105	%(d)	87%	51%
Net assets at end of year (in 000’s)	$1,881,476		$2,138,930	$1,892,784		$1,563,529	$1,042,831

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	The Fund invests in Underlying Funds and consequently bears its proportionate share of operating expenses of the Underlying Funds. This ratio does not include the expenses of the Underlying Funds.
(c)	Portfolio turnover calculation does not include $177,821,966 of securities transferred out of the Fund as part of an in-kind redemption.
(d)	Portfolio turnover calculation does not include $9,536,640 of securities transferred into the Fund as part of an in-kind contribution.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	159

Mercer Core Fixed Income Fund (formerly known as Mercer Core Opportunistic Fixed Income Fund)

Financial Highlights (Continued)

	Year Ended 03/31/14		Year Ended 03/31/13	Year Ended 03/31/12	Year Ended 03/31/11	Year Ended 03/31/10
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$10.68		$10.58	$10.23	$10.11	$9.00

Net investment income†	0.24		0.27	0.33	0.29	0.40
Net realized and unrealized gain (loss) on investments	(0.19)		0.37	0.46	0.34	0.98

Total from investment operations	0.05		0.64	0.79	0.63	1.38

Less dividends and distributions:
From net investment income	(0.25)		(0.31)	(0.31)	(0.36)	(0.27)
From net realized gain on investments	(0.06)		(0.23)	(0.13)	(0.15)	—

Total dividends and distributions	(0.31)		(0.54)	(0.44)	(0.51)	(0.27)

Net asset value at end of year	$10.42		$10.68	$10.58	$10.23	$10.11

Total investment return(a)	0.44%		6.15%	7.88%	6.25%	15.34%

Ratios/Supplemental Data:
Net investment income to average net assets	2.32%		2.51%	3.13%	2.79%	4.12%
Net expenses to average daily net assets	0.37%		0.37%	0.37%	0.37%	0.37%
Total expenses (before reductions and reimbursements) to average daily net assets	0.43%		0.43%	0.44%	0.45%	0.47%
Portfolio turnover rate	187	%(b)	125%	181%	379%	276%
Net assets at end of year (in 000’s)	$1,076,439		$1,093,253	$1,025,624	$1,043,027	$758,780

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Excludes treasury dollar roll transactions. The Portfolio turnover rate including treasury dollar roll transactions was 251% for the year ended March 31, 2014.
†	Computed using average shares outstanding throughout the year.

160	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Financial Highlights (Continued)

	Period Ended 03/31/14(a)
For a Class Y-3 Share Outstanding Throughout the Period:

Net asset value at beginning of period	$10.00

Net investment income†	0.34
Net realized and unrealized gain on investments	0.35

Total from investment operations	0.69

Less dividends and distributions:
From net investment income	(0.22)
From net realized gain on investments	(0.04)

Total dividends and distributions	(0.26)

Net asset value at end of period	$10.43

Total investment return(b)	7.00	%**

Ratios/Supplemental Data:
Net investment income to average net assets	5.52	%*
Net expenses to average daily net assets	0.90	%*
Total expenses (before reductions and reimbursements) to average daily net assets	1.17	%*
Portfolio turnover rate	28	%**
Net assets at end of period (in 000’s)	$260,581

(a)	The Fund commenced operations on August 21, 2013.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the period shown.
†	Computed using average shares outstanding throughout the period.
**	Not annualized.
*	Annualized.

See accompanying Notes to the Financial Statements.	161

Mercer Emerging Markets Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/14		Period Ended 03/31/13(a)
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$10.49		$10.00

Net investment income†	0.18		0.10
Net realized and unrealized gain (loss) on investments	(0.46)		0.46

Total from investment operations	(0.28)		0.56

Less dividends and distributions:
From net investment income	(0.19)		(0.06)
From net realized gain on investments	(0.03)		(0.01)

Total dividends and distributions	(0.22)		(0.07)

Net asset value at end of year	$9.99		$10.49

Total investment return(b)	(2.61)%		5.64	%**

Ratios/Supplemental Data:
Net investment income to average net assets	1.77%		1.08	%*
Net expenses to average daily net assets	0.95	%(c)	0.95	%*(c)
Total expenses (before reductions and reimbursements) to average daily net assets	1.04	%(c)	1.15	%*(c)
Portfolio turnover rate	64%		52	%**
Net assets at end of year (in 000’s)	$862,923		$517,085

(a)	The Fund commenced operations on May 1, 2012.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the period shown.
(c)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the year.
*	Annualized.
**	Not annualized.

162	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/14		Period Ended 03/31/13(a)
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$11.19		$10.00

Net investment income†	0.14		0.07
Net realized and unrealized gain on investments	1.45		1.14

Total from investment operations	1.59		1.21

Less dividends and distributions:
From net investment income	(0.16)		(0.02)
From net realized gain on investments	(0.35)		—

Total dividends and distributions	(0.51)		(0.02)

Net asset value at end of year	$12.27		$11.19

Total investment return(b)	14.40%		12.13	%**

Ratios/Supplemental Data:
Net investment income to average net assets	1.20%		1.62	%*
Net expenses to average daily net assets	0.85	%(c)	0.85	%*
Total expenses (before reductions and reimbursements/recapture) to average daily net assets	0.84	%(c)	1.00	%*
Portfolio turnover rate	46%		12	%**
Net assets at end of year (in 000’s)	$742,641		$301,230

(a)	The Fund commenced operations on November 6, 2012.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the period shown.
(c)	The Fund invests in Underlying Funds and consequently bears its proportionate share of operating expenses of the Underlying Funds. This ratio does not include the expenses of the Underlying Funds.
†	Computed using average shares outstanding throughout the year.
*	Annualized.
**	Not annualized.

See accompanying Notes to the Financial Statements.	163

Mercer Funds

Notes to the Financial Statements

March 31, 2014

1.	Organization

Mercer Funds (the “Trust”) consists of the following nine series: Mercer US Large Cap Growth Equity Fund (“Large Cap Growth”), Mercer US Large Cap Value Equity Fund (“Large Cap Value”), Mercer US Small/Mid Cap Growth Equity Fund (“Small/Mid Cap Growth”), Mercer US Small/Mid Cap Value Equity Fund (“Small/Mid Cap Value”), Mercer Non-US Core Equity Fund (“Non-US Core Equity”), Mercer Core Fixed Income Fund (“Core Fixed”) (formerly known as Mercer Core Opportunistic Fixed Income Fund), Mercer Opportunistic Fixed Income Fund (“Opportunistic Fixed”), which commenced operations on August 21, 2013, Mercer Emerging Markets Equity Fund (“Emerging Markets”) and Mercer Global Low Volatility Equity Fund (“Global Low Volatility”) (each a “Fund,” and collectively referred to as the “Funds”). The Trust is a Delaware statutory trust established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s investment advisor is Mercer Investment Management, Inc. (the “Advisor”). The Advisor manages each Fund using a “manager of managers” approach by selecting one or more subadvisors (each a “Subadvisor,” and collectively referred to as the “Subadvisors”) to manage each Fund’s assets.

Under the 1940 Act, each Fund is classified as “diversified”, with the exception of Opportunistic Fixed. Opportunistic Fixed is classified as “non-diversified” under the 1940 Act, as amended, and may invest a larger percentage of its assets in fewer issuers than diversified funds.

The investment objectives of the Funds are:

Fund	Investment Objective
Large Cap Growth	Long-term total return, which includes capital appreciation and income
Large Cap Value	Long-term total return, which includes capital appreciation and income
Small/Mid Cap Growth	Long-term total return, comprised primarily of capital appreciation
Small/Mid Cap Value	Long-term total return, comprised primarily of capital appreciation
Non-US Core Equity	Long-term total return, which includes capital appreciation and income
Core Fixed	Total return, consisting of both current income and capital appreciation
Opportunistic Fixed	Long-term total return, which includes capital appreciation and income
Emerging Markets	Long-term total return, which includes capital appreciation and income
Global Low Volatility	Long-term total return, which includes capital appreciation and income

Each Fund has registered and is authorized to offer interests in four classes of shares: Class S, Class Y-1, Class Y-2 and Class Y-3. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2014, only the Class Y-3 shares of each Fund had commenced operations.

2.	Significant Accounting Policies

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

(a)  Security Valuation

Each Fund’s investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open. Portfolio securities listed on an exchange normally are valued at the last sale or official closing price on the day on which the securities are valued or, lacking any sales on such day, at the last available bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or the applicable Subadvisor as the primary market for such securities. Securities traded in the over-the-counter (“OTC”) market and listed on the NASDAQ Stock Market (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments, which are valued as described below). The Funds may invest in securities that are traded in foreign markets. Foreign securities will be converted into U.S. dollar equivalents based on the exchange rate in effect at a uniform time on each business day. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board of Trustees of the Trust (the “Board”) has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments in open-end investment companies are valued at their net asset value (“NAV”) per share.

Certain fixed-income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the securities or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, as well as bonds and other securities with few dealer quotations, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Each such determination is based on consideration of relevant factors, and judgment is made by or at the direction of the Board. Each Fund generally values short-term investments, which mature in 60 days or less, at amortized cost, which approximates fair value unless the Board determines that this approach does not represent fair value.

Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

Senior secured floating rate loans and senior secured floating rate debt securities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, yield curves, prepayment speeds, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.

The Board has delegated its responsibility for valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair values of the securities, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

The application of fair value pricing represents a good faith determination based on specific procedures performed under the supervision of the Board. Due to the subjective nature of fair value pricing, there can be no assurance that a Fund could realize the fair value assigned to the security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share. A Fund’s value for a particular security may be different from the last quoted market price.

The Funds follow a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices unadjusted in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for TBA or when-issued securities approximate fair value and are determined using Level 2 inputs, as of March 31, 2014. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at or due to broker for futures contracts are determined using Level 1 inputs as of March 31, 2014.

At March 31, 2014, Large Cap Growth held long-term investments whose value was determined using Level 1 inputs, with corresponding major categories as shown in the schedule of investments, and a short-term investment position in a Euro Time Deposit, as shown in the schedule of investments, whose value was determined using a Level 2 input.

At March 31, 2014, Small/Mid Cap Value held long-term investments whose value was determined using Level 1 inputs, with corresponding major categories as shown in the schedule of investments, and short-term investment positions in a Euro Time Deposit and in State Street Navigator Securities Lending Prime Portfolio, as shown in the schedule of investments, whose value was determined using Level 2 inputs.

The following is a summary of the inputs used as of March 31, 2014 in valuing the assets and liabilities of Large Cap Value, Small/Mid Cap Growth, Non-US Core Equity, Core Fixed, Opportunistic Fixed, Emerging Markets and Global Low Volatility for which fair valuation was used:

Large Cap Value

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Advertising	$485,984	$—	$—	$485,984
Aerospace & Defense	9,786,858	—	—	9,786,858
Agriculture	3,356,749	—	—	3,356,749
Airlines	5,563,827	—	—	5,563,827
Auto Manufacturers	8,270,419	—	—	8,270,419
Auto Parts & Equipment	1,680,588	—	—	1,680,588
Banks	27,769,401	—	—	27,769,401

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Beverages	$5,184,641	$—	$—	$5,184,641
Biotechnology	2,014,636	—	—	2,014,636
Building Materials	1,580,676	—	—	1,580,676
Chemicals	5,032,745	—	—	5,032,745
Commercial Services	8,283,249	—	—	8,283,249
Computers	17,036,334	—	—	17,036,334
Cosmetics & Personal Care	349,018	—	—	349,018
Diversified Financial Services	44,033,809	—	—	44,033,809
Electric	4,260,884	—	—	4,260,884
Electronics	2,173,451	—	—	2,173,451
Entertainment	552,665	—	—	552,665
Food	3,331,996	—	—	3,331,996
Forest Products & Paper	857,727	—	—	857,727
Hand & Machine Tools	483,784	—	—	483,784
Health Care - Products	6,689,021	—	—	6,689,021
Health Care - Services	4,663,607	—	—	4,663,607
Insurance	20,189,727	—	—	20,189,727
Internet	3,267,276	—	—	3,267,276
Iron & Steel	1,448,530	—	—	1,448,530
Leisure Time	982,846	—	—	982,846
Lodging	448,461	—	—	448,461
Machinery - Construction & Mining	2,682,270	—	—	2,682,270
Machinery - Diversified	4,648,865	—	—	4,648,865
Media	21,282,184	—	—	21,282,184
Mining	742,911	—	—	742,911
Miscellaneous - Manufacturing	9,427,758	—	—	9,427,758
Office & Business Equipment	1,515,364	—	—	1,515,364
Oil & Gas	38,546,004	—	—	38,546,004
Oil & Gas Services	4,748,927	—	—	4,748,927
Packaging & Containers	1,762,833	—	—	1,762,833
Pharmaceuticals	27,853,773	—	—	27,853,773
REITS	3,566,712	—	—	3,566,712
Retail	19,270,512	—	—	19,270,512
Semiconductors	10,989,861	—	—	10,989,861
Software	8,232,134	—	—	8,232,134
Telecommunications	20,664,976	—	—	20,664,976
Transportation	1,939,530	—	—	1,939,530

Total Common Stocks	367,653,523	—	—	367,653,523

Investment Company
Unaffiliated Fund	299,150	—	—	299,150

Total Investment Company	299,150	—	—	299,150

Short-Term Investments
Bank Deposit	—	1,683,192	—	1,683,192
Securities Lending Collateral	—	5,975,569	—	5,975,569

Total Short-Term Investments	—	7,658,761	—	7,658,761

Total	$367,952,673	$7,658,761	$—	$375,611,434

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts*
Sales	$—	$(23,526)	$—	$(23,526)

Total	$—	$(23,526)	$—	$(23,526)

*	Forward foreign currency contracts are valued at unrealized appreciation/depreciation.

Small/Mid Cap Growth

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Aerospace & Defense	$6,629,655	$—	$—	$6,629,655
Apparel	1,077,494	—	—	1,077,494
Auto Parts & Equipment	4,799,119	—	—	4,799,119
Banks	7,299,880	—	—	7,299,880
Biotechnology	2,661,127	—	—	2,661,127
Building Materials	4,650,949	—	—	4,650,949
Chemicals	14,914,879	—	—	14,914,879
Coal	3,314,252	—	—	3,314,252
Commercial Services	29,601,826	—	—	29,601,826
Computers	16,005,402	—	—	16,005,402
Distribution & Wholesale	5,818,964	—	—	5,818,964
Diversified Financial Services	14,743,390	—	—	14,743,390
Electrical Components & Equipment	5,727,039	—	—	5,727,039
Electronics	3,518,830	—	—	3,518,830
Engineering & Construction	933,004	—	—	933,004
Entertainment	2,365,064	—	—	2,365,064
Environmental Control	1,371,195	—	—	1,371,195
Food	1,166,151	—	—	1,166,151
Hand & Machine Tools	2,976,893	—	—	2,976,893
Health Care - Products	22,735,502	—	—	22,735,502
Health Care - Services	16,773,977	—	—	16,773,977
Home Builders	1,190,586	—	—	1,190,586
Home Furnishings	5,331,415	—	—	5,331,415
Household Products & Wares	5,257,477	—	—	5,257,477
Insurance	2,240,717	—	—	2,240,717
Internet	16,362,834	—	—	16,362,834
Leisure Time	4,632,507	—	—	4,632,507
Lodging	1,613,843	—	—	1,613,843
Machinery - Construction & Mining	1,955,048	—	—	1,955,048

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Machinery - Diversified	$7,777,223	$—		$—	$7,777,223
Media	924,868	—		—	924,868
Metal Fabricate & Hardware	2,845,540	—		—	2,845,540
Miscellaneous - Manufacturing	4,036,502	—		—	4,036,502
Oil & Gas	13,075,750	—		—	13,075,750
Oil & Gas Services	6,379,846	—		—	6,379,846
Packaging & Containers	7,021,643	—		—	7,021,643
Pharmaceuticals	13,214,580	—		—	13,214,580
Real Estate	2,742,090	—		—	2,742,090
REITS	6,067,048	—		—	6,067,048
Retail	40,454,179	—		—	40,454,179
Semiconductors	8,255,820	—		—	8,255,820
Software	46,563,377	—		—	46,563,377
Telecommunications	14,768,557	—		—	14,768,557
Transportation	11,590,922	—		—	11,590,922

Total Common Stocks	393,386,964	—		—	393,386,964

Warrants
Oil & Gas	—	0	*	—	0

Total Warrants	—	0		—	0

Short-Term Investments
Bank Deposit	—	3,776,068		—	3,776,068
Securities Lending Collateral	—	35,237,041		—	35,237,041

Total Short-Term Investments	—	39,013,109		—	39,013,109

Total	$393,386,964	$39,013,109		$—	$432,400,073

*	Represents one security at $0 value as of March 31, 2014.

Non-US Core Equity

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$66,713,973	$0	*	$—	$66,713,973
Austria	7,626,882	—		—	7,626,882
Belgium	11,441,887	—		—	11,441,887
Bermuda	23,649,398	—		—	23,649,398
Brazil	6,992,993	—		—	6,992,993
Canada	2,352,707	—		—	2,352,707
Cayman Islands	13,301,201	—		—	13,301,201
China	3,883,257	—		—	3,883,257
Denmark	28,412,802	—		—	28,412,802
Finland	27,412,883	—		—	27,412,883
France	157,781,863	—		—	157,781,863

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Germany	$178,502,814	$—	$—	$178,502,814
Greece	5,918,416	—	—	5,918,416
Hong Kong	11,025,184	—	—	11,025,184
India	19,241,921	—	—	19,241,921
Indonesia	5,204,565	—	—	5,204,565
Ireland	5,298,694	—	—	5,298,694
Italy	49,585,485	—	—	49,585,485
Japan	387,523,108	135,360	—	387,658,468
Luxembourg	7,323,035	—	—	7,323,035
Malaysia	3,781,932	—	—	3,781,932
Malta	1,340,142	—	—	1,340,142
Mexico	1,263,610	—	—	1,263,610
Netherlands	66,341,162	—	—	66,341,162
New Zealand	6,425,918	—	—	6,425,918
Norway	22,345,277	—	—	22,345,277
Singapore	12,284,639	—	—	12,284,639
South Africa	2,602,167	—	—	2,602,167
South Korea	8,978,257	—	—	8,978,257
Spain	67,078,750	—	—	67,078,750
Sweden	65,907,100	—	—	65,907,100
Switzerland	114,440,664	—	—	114,440,664
Taiwan	15,439,544	—	—	15,439,544
Thailand	195,934	2,281,989	—	2,477,923
United Kingdom	367,730,761	—	—	367,730,761

Total Common Stocks	1,775,348,925	2,417,349	—	1,777,766,274

Investment Company
United States	17,812,006	—	—	17,812,006

Total Investment Company	17,812,006	—	—	17,812,006

Preferred Stocks
Brazil	1,425,708	—	—	1,425,708
Germany	14,858,917	—	—	14,858,917

Total Preferred Stocks	16,284,625	—	—	16,284,625

Rights
Hong Kong	—	111,370	—	111,370
Italy	1,278,914	—	—	1,278,914

Total Rights	1,278,914	111,370	—	1,390,284

Options Purchased
Call Options	—	183,374	—	183,374
Put Options	—	154,421	—	154,421

Total Options Purchased	—	337,795	—	337,795

Short-Term Investments
Bank Deposit	—	57,687,891	—	57,687,891
Securities Lending Collateral	—	72,792,139	—	72,792,139

Total Short-Term Investments	—	130,480,030	—	130,480,030

Total	$1,810,724,470	$133,346,544	$—	$1,944,071,014

*	Represents one security at $0 value as of March 31, 2014.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Core Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations
Asset Backed Securities	$—	$39,181,697	$—		$39,181,697
Bank Loans	—	1,983,562	—		1,983,562
Corporate Debt	—	271,510,883	0	*	271,510,883
Mortgage Backed Securities - Private Issuers	—	21,746,818	—		21,746,818
Mortgage Backed Securities - U.S. Government Agency Obligations	—	147,409,658	—		147,409,658
Municipal Obligations	—	43,377,181	—		43,377,181
Sovereign Debt Obligations	—	9,363,386	—		9,363,386
U.S. Government and Agency Obligations	—	455,228,507	—		455,228,507

Total Debt Obligations	—	989,801,692	0		989,801,692

Preferred Stock
Diversified Financial Services	3,240,032	—	—		3,240,032

Total Preferred Stock	3,240,032	—	—		3,240,032

Options Purchased
Call Options	523	—	—		523
Put Options	3,038	—	—		3,038

Total Options Purchased	3,561	—	—		3,561

Short-Term Investments
Bank Deposit	—	84,220,655	—		84,220,655
Securities Lending Collateral	—	2,627,065	—		2,627,065
U.S. Government and Agency Obligations	—	9,996,170	—		9,996,170

Total Short-Term Investments	—	96,843,890	—		96,843,890

Forward Foreign Currency Contracts**
Buys	—	98,308	—		98,308
Sales	—	3,522	—		3,522

Total Forward Foreign Currency Contracts	—	101,830	—		101,830

Total	$3,243,593	$1,086,747,412	$0		$1,089,991,005

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts**
Sales	$—	$(162,636)	$—	$(162,636)

Total Forward Foreign Currency Contracts	—	(162,636)	—	(162,636)

Futures Contracts**
Sales	(132)	—	—	(132)

Total Futures Contracts	(132)	—	—	(132)

Written Options	(20,997)	—	—	(20,997)

Total	$(21,129)	$(162,636)	$—	$(183,765)

*	Represents four securities at $0 value as of March 31, 2014.
**	Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Opportunistic Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Corporate Debt	$—	$118,480,804	$—	$118,480,804
Sovereign Debt Obligations	—	120,682,062	—	120,682,062

Total Debt Obligations	—	239,162,866	—	239,162,866

Preferred Stock
Diversified Financial Services	382,200	—	—	382,200

Total Preferred Stock	382,200	—	—	382,200

Short-Term Investments
Bank Deposit	—	18,686,992	—	18,686,992

Total Short-Term Investments	—	18,686,992	—	18,686,992

Cross Currency Foreign Currency Contracts*	—	8,984	—	8,984

Forward Foreign Currency Contracts*
Buys	—	1,004,640	—	1,004,640
Sales	—	56,991	—	56,991

Total Forward Foreign Currency Contracts	—	1,061,631	—	1,061,631

Total	$382,200	$258,920,473	$—	$259,302,673

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Cross Currency Foreign Currency Contracts*	$—	$(2,470)	$—	$(2,470)

Forward Foreign Currency Contracts*
Buys	—	(30,316)	—	(30,316)
Sales	—	(540,620)	—	(540,620)

Total Forward Foreign Currency Contracts	—	(570,936)	—	(570,936)

Total	$—	$(573,406)	$—	$(573,406)

*	Cross currency foreign currency contracts and Forward foreign currency contracts are valued at unrealized appreciation/depreciation.

Emerging Markets

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Bermuda	$7,343,648	$—	$—	$7,343,648
Brazil	64,112,593	13,081	—	64,125,674
British Virgin Islands	847,042	—	—	847,042
Cayman Islands	35,795,443	—	—	35,795,443
Chile	10,708,030	—	—	10,708,030
China	81,747,156	—	—	81,747,156
Colombia	2,107,252	—	—	2,107,252
Czech Republic	4,825,457	—	—	4,825,457
Denmark	1,390,236	—	—	1,390,236
Germany	2,409,148	—	—	2,409,148
Hong Kong	41,752,652	—	—	41,752,652
Hungary	1,642,198	—	—	1,642,198
India	78,266,267	—	—	78,266,267
Indonesia	22,839,826	—	—	22,839,826
Luxembourg	2,816,715	—	—	2,816,715
Malaysia	31,001,172	—	—	31,001,172
Mexico	42,174,710	—	—	42,174,710
Netherlands	1,717,237	—	—	1,717,237
Panama	1,237,830	—	—	1,237,830
Peru	159,639	—	—	159,639
Philippines	4,780,114	—	—	4,780,114
Poland	12,110,353	—	—	12,110,353
Russia	28,388,518	6,581,376	—	34,969,894
Singapore	1,217,041	—	—	1,217,041

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
South Africa	$46,696,389	$—	$—	$46,696,389
South Korea	93,327,532	—	—	93,327,532
Switzerland	1,899,149	—	—	1,899,149
Taiwan	91,179,608	—	—	91,179,608
Thailand	11,577,620	15,154,517	—	26,732,137
Turkey	12,159,908	—	—	12,159,908
United Kingdom	18,966,592	—	—	18,966,592
United States	3,358,249	—	—	3,358,249

Total Common Stocks	760,555,324	21,748,974	—	782,304,298

Preferred Stocks
Brazil	11,825,430	—	—	11,825,430
Chile	471,343	—	—	471,343
Colombia	2,757,988	—	—	2,757,988
India	25,731	—	—	25,731

Total Preferred Stocks	15,080,492	—	—	15,080,492

Short-Term Investments
Bank Deposit	—	49,615,231	—	49,615,231
Investment Fund	—	10,390,000	—	10,390,000
Securities Lending Collateral	—	36,536,471	—	36,536,471

Total Short-Term Investments	—	96,541,702	—	96,541,702

Forward Foreign Currency Contracts*
Buys	—	3,678,453	—	3,678,453
Sales	—	65,114	—	65,114

Total Forward Foreign Currency Contracts	—	3,743,567	—	3,743,567

Futures Contracts*
Buys	538,775	—	—	538,775

Total Futures Contracts	538,775	—	—	538,775

Synthetic Futures	—	778,913	—	778,913

Total Swaps	—	778,913	—	778,913

Total	$776,174,591	$122,813,156	$—	$898,987,747

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts*
Buys	$—	$(156,688)	$—	$(156,688)
Sales	—	(3,074,841)	—	(3,074,841)

Total Forward Foreign Currency Contracts	—	(3,231,529)	—	(3,231,529)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts*
Sales	$(333,176)	$—	$—	$(333,176)
Total Futures Contracts	(333,176)	—	—	(333,176)

Total	$(333,176)	$(3,231,529)	$—	$(3,564,705)

*	Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Global Low Volatility

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$3,138,497	$—	$—	$3,138,497
Austria	1,241,483	—	—	1,241,483
Bahamas	277,338	—	—	277,338
Belgium	4,823,177	—	—	4,823,177
Bermuda	4,090,105	—	—	4,090,105
Canada	34,815,127	—	—	34,815,127
Cayman Islands	831,546	—	—	831,546
Denmark	6,654,619	—	—	6,654,619
France	36,285,770	—	—	36,285,770
Germany	21,127,934	—	—	21,127,934
Hong Kong	2,238,249	—	—	2,238,249
Ireland	4,324,020	—	—	4,324,020
Israel	5,984,535	—	—	5,984,535
Italy	353,185	—	—	353,185
Japan	54,005,902	—	—	54,005,902
Malaysia	124,630	—	—	124,630
Mexico	3,372,694	—	—	3,372,694
Netherlands	6,332,080	—	—	6,332,080
New Zealand	4,890,491	—	—	4,890,491
Norway	8,620,685	—	—	8,620,685
Portugal	3,234,144	—	—	3,234,144
Russia	907,947	—	—	907,947
Singapore	4,450,264	—	—	4,450,264
South Africa	2,018,864	—	—	2,018,864
South Korea	2,340,241	—	—	2,340,241
Spain	1,588,955	—	—	1,588,955
Sweden	6,803,633	—	—	6,803,633
Switzerland	30,898,200	—	—	30,898,200
Thailand	953,577	—	—	953,577
United Kingdom	45,196,796	—	—	45,196,796
United States	359,625,838	—	—	359,625,838

Total Common Stocks	661,550,526	—	—	661,550,526

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Company
United States	$11,696,967	$—	$—	$11,696,967

Total Investment Company	11,696,967	—	—	11,696,967

Preferred Stocks
Germany	100,993	—	—	100,993
Japan	207,160	—	—	207,160
Sweden	255,077	—	—	255,077

Total Preferred Stocks	563,230	—	—	563,230

Warrants
United States	742,876	—	—	742,876

Total Warrants	742,876	—	—	742,876

Short-Term Investments
Bank Deposit	—	67,184,060	—	67,184,060
Securities Lending Collateral	—	33,949,069	—	33,949,069

Total Short-Term Investments	—	101,133,129	—	101,133,129

Forward Foreign Currency Contracts*
Buys	—	30,255	—	30,255
Sales	—	262,531	—	262,531

Total Forward Foreign Currency Contracts	—	292,786	—	292,786

Total	$674,553,599	$101,425,915	$—	$775,979,514

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts*
Sales	$—	$(201,768)	$—	$(201,768)

Total Forward Foreign Currency Contracts	—	(201,768)	—	(201,768)

Total	$—	$(201,768)	$—	$(201,768)

*	Forward foreign currency contracts are valued at unrealized appreciation/depreciation.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Emerging Markets

	Transfers In			Transfers Out
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs		Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs
Common Stocks	$—	$2,841,973	*	$2,841,973	*	$—

*	Transfers occurred between Level 1 and Level 2 as a result of foreign securities not receiving an exchange traded price.

For financial statement reporting purposes, the Funds recognize transfers between Levels as of the end of the reporting period.

The following table includes a rollforward of the amounts for the year ended March 31, 2014 for financial instruments classified as Level 3:

Core Fixed

Investments in Securities	Balance as of March 31, 2013	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Transfers In (Out) of Level 3		Sales	Balance as of March 31, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2014
DEBT OBLIGATIONS
Corporate Debt	$0^	$(77,175)	$77,242	$—	^^	$(67)	$0^^^	$—

Total	$0^	$(77,175)	$77,242	$—	^^	$(67)	$0^^^	$—

For financial statement reporting purposes, the Funds recognize transfers between Levels as of the end of the reporting period.

^	Represents three securities at $0 value as of March 31, 2013.
^^	Represents two securities at $0 value as of March 31, 2014.
^^^	Represents four securities at $0 value as of March 31, 2014.

Investments in Derivative Instruments

Small/Mid Cap Value, Non-US Core Equity and Emerging Markets held rights during the year as a result of corporate actions. Small/Mid Cap Growth, Non-US Core Equity, Core Fixed and Global Low Volatility held warrants during the year as a result of corporate actions.

At March 31, 2014 and during the period then ended, the Funds had the following derivatives and transactions in derivatives, grouped into appropriate risk categories:

Large Cap Value

LIABILITY DERIVATIVES

	Foreign Exchange Risk	Total
Forward Foreign Currency Contracts(4)	$(23,526)	$(23,526)

Total Value	$(23,526)	$(23,526)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Total
Forward Foreign Currency Contracts(7)	$224,730	$224,730

Total Net Realized Gain (Loss)	$224,730	$224,730

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Total
Forward Foreign Currency Contracts(12)	$(12,103)	$(12,103)

Total Change in Net Unrealized Appreciation (Depreciation)	$(12,103)	$(12,103)

NUMBER OF CONTRACTS(16)

	Foreign Exchange Risk	Total
Forward Foreign Currency Contracts	(2,286,780)	(2,286,780)

Small/Mid Cap Growth

ASSET DERIVATIVES

	Equity Risk		Total
Warrants(1)	$0	*	$0

Total Value	$0		$0

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Equity Risk	Total
Warrants(11)	$0	$0

Total Change in Net Unrealized Appreciation (Depreciation)	$0	$0

NUMBER OF CONTRACTS(16)

	Equity Risk	Total
Warrants	27,862	27,862

Small/Mid Cap Value

NET REALIZED GAIN (LOSS)

	Equity Risk	Total
Rights(6)	$3,906	$3,906
Futures Contracts(8)	200,287	200,287

Total Net Realized Gain (Loss)	$204,193	$204,193

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

NUMBER OF CONTRACTS(16)

	Equity Risk	Total
Rights	127	127
Futures Contracts	24	24

Non-US Core Equity

ASSET DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Rights(1)	$—	$1,390,284	$1,390,284
Options Purchased(1)	337,795	—	337,795

Total Value	$337,795	$1,390,284	$1,728,079

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Equity Risk	Total
Rights(6)	$—	$(18,854)	$(18,854)
Options Purchased(6)	588,098	—	588,098

Total Net Realized Gain (Loss)	$588,098	$(18,854)	$569,244

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Equity Risk	Total
Rights(11)	$—	$373,855	$373,855
Options Purchased(11)	(629,972)	—	(629,972)

Total Change in Net Unrealized Appreciation (Depreciation)	$(629,972)	$373,855	$(256,117)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)

	Foreign Exchange Risk	Equity Risk	Total
Rights	—	264,077	264,077
Options Purchased	3,903,353,917	—	3,903,353,917

Core Fixed

ASSET DERIVATIVES

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Options Purchased(1)	$3,561	$—	$—	$—	$3,561
Forward Foreign Currency Contracts(2)	—	101,830	—	—	101,830

Total Value	$3,561	$101,830	$—	$—	$105,391

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

LIABILITY DERIVATIVES

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Forward Foreign Currency Contracts(4)	$—	$(162,636)	$—	$—	$(162,636)
Futures Contracts(3)	(132)	—	—	—	(132)
Options Written(5)	(20,997)	—	—	—	(20,997)

Total Value	$(21,129)	$(162,636)	$—	$—	$(183,765)

NET REALIZED GAIN (LOSS)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Warrants(6)	$—	$—	$—	$45,245	$45,245
Options Purchased(6)	77,448	—	—	—	77,448
Forward Foreign Currency Contracts(7)	—	(1,150,960)	—	—	(1,150,960)
Futures Contracts(8)	1,641,692	—	—	—	1,641,692
Options Written(9)	767,028	234	387,757	—	1,155,019
Swap Contracts(10)	(1,500,883)	—	176,381	—	(1,324,502)

Total Net Realized Gain (Loss)	$985,285	$(1,150,726)	$564,138	$45,245	$443,942

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Warrants(11)	$—	$—	$—	$55,063	$55,063
Options Purchased(11)	(16,790)	—	—	—	(16,790)
Forward Foreign Currency Contracts(12)	—	229,315	—	—	229,315
Futures Contracts(13)	604,974	—	—	—	604,974
Options Written(14)	(37,800)	—	—	—	(37,800)
Swap Contracts(15)	(506,635)	—	48,516	—	(458,119)

Total Change in Net Unrealized Appreciation (Depreciation)	$43,749	$229,315	$48,516	$55,063	$376,643

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Warrants	—	—	—	12,527	12,527
Options Purchased	5,209,083	—	—	—	5,209,083
Forward Foreign Currency Contracts	—	(18,413,092)	—	—	(18,413,092)
Futures Contracts	1,285	—		—	1,285
Options Written	(78,526,667)	(200,000)	(500,000)	—	(79,226,667)
Swap Contracts	85,045,455	—	27,918,182	—	112,963,637

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Opportunistic Fixed

ASSET DERIVATIVES

	Foreign Exchange Risk	Credit Risk	Total
Forward Foreign Currency Contracts(2)	$1,070,615	$—	$1,070,615

Total Value	$1,070,615	$—	$1,070,615

LIABILITY DERIVATIVES

	Foreign Exchange Risk	Credit Risk	Total
Forward Foreign Currency Contracts(4)	$(573,406)	$—	$(573,406)

Total Value	$(573,406)	$—	$(573,406)

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Credit Risk	Total
Forward Foreign Currency Contracts(7)	$149,975	$—	$149,975
Swap Contracts(15)	—	(15,540)	(15,540)

Total Net Realized Gain (Loss)	$149,975	$(15,540)	$134,435

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Credit Risk	Total
Forward Foreign Currency Contracts(12)	$497,209	$—	$497,209

Total Change in Net Unrealized Appreciation (Depreciation)	$497,209	$—	$497,209

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)

	Foreign Exchange Risk	Credit Risk	Total
Forward Foreign Currency Contracts	2,597,587	—	2,597,587
Swap Contracts	—	7,500,000	7,500,000

Emerging Markets

ASSET DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Forward Foreign Currency Contracts(2)	$3,743,567	$—	$3,743,567
Futures Contracts(3)	—	1,317,688	1,317,688

Total Value	$3,743,567	$1,317,688	$5,061,255

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

LIABILITY DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Forward Foreign Currency Contracts(4)	$(3,231,529)	$—	$(3,231,529)
Futures Contracts(3)	—	(333,176)	(333,176)

Total Value	$(3,231,529)	$(333,176)	$(3,564,705)

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Equity Risk	Total
Rights(6)	$—	$19,891	$19,891
Forward Foreign Currency Contracts(7)	6,932,379	—	6,932,379
Futures Contracts(8)	—	(1,815,107)	(1,815,107)

Total Net Realized Gain (Loss)	$6,932,379	$(1,795,216)	$5,137,163

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Equity Risk	Total
Forward Foreign Currency Contracts(12)	$743,612	$—	$743,612
Futures Contracts(13)	—	1,166,154	1,166,154

Total Change in Net Unrealized Appreciation (Depreciation)	$743,612	$1,166,154	$1,909,766

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)

	Foreign Exchange Risk	Equity Risk	Total
Rights	—	43,761	43,761
Forward Foreign Currency Contracts	21,843,094	—	21,843,094
Futures Contracts	—	17,089	17,089

Global Low Volatility

ASSET DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Warrants(1)	$—	$742,876	$742,876
Forward Foreign Currency Contracts(2)	292,786	—	292,786

Total Value	$292,786	$742,876	$1,035,662

LIABILITY DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Forward Foreign Currency Contracts(4)	$(201,768)	$—	$(201,768)

Total Value	$(201,768)	$—	$(201,768)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Equity Risk	Total
Rights(6)	$—	$2,442	$2,442
Warrants(6)	—	45,830	45,830
Forward Foreign Currency Contracts(7)	963,466	—	963,466

Total Net Realized Gain (Loss)	$963,466	$48,272	$1,011,738

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Equity Risk	Total
Warrants(11)	$—	$171,815	$171,815
Forward Foreign Currency Contracts(12)	(480,837)	—	(480,837)

Total Change in Net Unrealized Appreciation (Depreciation)	$(480,837)	$171,815	$(309,022)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)

	Foreign Exchange Risk	Equity Risk	Total
Rights	—	1,625	1,625
Warrants	—	36,534	36,534
Forward Foreign Currency Contracts	(19,393,248)	—	(19,393,248)

*	Represents one security at $0 value as of March 31, 2014.
(1)	Statements of Assets and Liabilities location: Investments, at value.
(2)	Statements of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.
(3)

Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. Synthetic Futures are presented as Synthetic futures, at value within the Statements of Assets and Liabilities.

(4)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.
(5)	Statements of Assets and Liabilities location: Written options, at value.
(6)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Investments.
(7)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Forward foreign currency contracts and foreign currency related transactions.
(8)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Closed futures contracts.
(9)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Written option contracts.
(10)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Swap contracts.
(11)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Investments.
(12)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Forward foreign currency contracts and foreign currency related transactions.
(13)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Open futures contracts.
(14)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Written option contracts.
(15)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Swap contracts.
(16)	Amounts disclosed represent average number of contracts, notional amounts, or shares outstanding for the months that the Fund held such derivatives during the year ended March 31, 2014.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Netting Agreements and Collateral Requirements

In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with certain collateral held and/or posted and create a net payment. The provisions of the ISDA Master Agreement typically permit a net payment in the event of default including the bankruptcy or insolvency of the counterparty. Absent an event of default by the counterparty or termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Funds’ net assets decline by a stated percentage or if the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

During the current reporting period, the Funds adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowings transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds’ derivative assets and liabilities at fair value by risk are presented in the tables above. For financial reporting purposes the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty, net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of related collateral received by the Funds for assets or pledged by the Funds for liabilities as of March 31, 2014.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Large Cap Value

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA(a)	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Liabilities(a)
Barclays Bank Plc	$(23,526)	$—	$—	$(23,526)

	$(23,526)	$—	$—	$(23,526)

(a)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Non-US Core Equity

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Deutsche Bank Securities	$154,421	$—	$—	$154,421
UBS AG	183,374	—	—	183,374

	$337,795	$—	$—	$337,795

(a)	Represents the net amount receivable from the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Core Fixed

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Citibank N.A.	$11,888	$(729)	$—	$11,159
HSBC Bank USA	3,522	—	—	3,522
Royal Bank of Scotland Plc	71,480	(23,249)	—	48,231
UBS AG	14,940	(14,940)	—	—

	$101,830	$(38,918)	$—	$62,912

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$(32,715)	$—	$—	$(32,715)
Citibank N.A.	(729)	729	—	—
Royal Bank of Scotland Plc	(23,249)	23,249	—	—
UBS AG	(105,943)	14,940	—	(91,003)

	$(162,636)	$38,918	$—	$(123,718)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Opportunistic Fixed

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Citibank N.A.	$441,855	$(272,914)	$—	$168,941
Deutsche Bank AG	20,981	(20,981)	—	—
Goldman Sachs	602,899	(265,076)	—	337,823
JPMorgan Chase Bank	4,880	—	—	4,880

	$1,070,615	$(558,971)	$—	$511,644

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Liabilities(b)
Citibank N.A.	$(272,914)	$272,914	$—	$—
Deutsche Bank AG	(35,416)	20,981	—	(14,435)
Goldman Sachs	(265,076)	265,076	—	—

	$(573,406)	$558,971	$—	$(14,435)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Emerging Markets

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Goldman Sachs	$778,913	$—	$—	$778,913
Royal Bank of Scotland Plc	3,743,567	(3,231,529)	—	512,038

	$4,522,480	$(3,231,529)	$—	$1,290,951

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Liabilities(b)
Royal Bank of Scotland Plc	$(3,231,529)	$3,231,529	$—	$—

	$(3,231,529)	$3,231,529	$—	$—

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Global Low Volatility

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Bank of New York Mellon	$191,122	$(113,726)	$—	$77,396
Goldman Sachs	44,989	—	—	44,989
HSBC Bank USA	10,528	(2,971)	—	7,557
UBS AG	46,147	(24,138)	—	22,009

	$292,786	$(140,835)	$—	$151,951

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Liabilities(b)
Bank of New York Mellon	$(113,726)	$113,726	$—	$—
HSBC Bank USA	(2,971)	2,971	—	—
JPMorgan Chase Bank	(60,933)	—	—	(60,933)
UBS AG	(24,138)	24,138	—	—

	$(201,768)	$140,835	$—	$(60,933)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

(b)  Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts for debt securities. Income is not recognized, nor are premium and discount amortized, on securities for which collection is not expected. Withholding taxes on foreign dividend, interest, and capital gains have been provided for in accordance with the respective country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation-adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified-cost basis.

(c)  Cash and short term investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of the Fund’s net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

(d)  Securities lending

A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current fair value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate fair value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. A liability for cash collateral is reflected in the Statements of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

The Funds participate in a securities lending program under which the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”), is authorized to lend Fund portfolio securities to qualified broker-dealers and financial institutions that post appropriate collateral. The Custodian has agreed to indemnify the Funds in case of default of any security borrower. Securities on Loan are fully collateralized and the collateral exceeded the securities on loan at March 31, 2014. Currently, the cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio. The Custodian receives a portion of the interest earned on any reinvested collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2014 were as follows:

	Market Value of Loaned Securities	Value of Cash Collateral	Value of Non-Cash Collateral
Large Cap Value	$5,860,639	$5,975,569	$—
Small/Mid Cap Growth	34,777,618	35,237,041	—
Small/Mid Cap Value	25,811,115	25,511,034	573,651
Non-US Core Equity	69,765,454	72,792,139	789,112
Core Fixed	2,577,457	2,627,065	—
Emerging Markets	35,138,798	36,536,471	564,770
Global Low Volatility	33,543,500	33,949,069	890,722

(e)  Repurchase agreements

A Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement (“MRA”) where the Fund purchases securities from a bank or broker-dealer who simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to a seller secured by the securities transferred to the Fund. Repurchase agreements are fully collateralized and the collateral is marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund. As of March 31, 2014, none of the Funds held open repurchase agreements.

(f)  Swaps

A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

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Notes to the Financial Statements (Continued)

March 31, 2014

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The credit default swap agreements may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit worthiness and an increased market perception that there is a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or the Subadvisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or Subadvisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Whether a Fund’s use of swap agreements or swap options will be successful in achieving the Fund’s investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap at the time of default, and not the entire notional amount of the swap contract now that the potential loss can be mitigated by the posting of collateral and offsetting provisions of the ISDA. The Subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of counterparty default on swaps.

Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Certain restrictions imposed on the Funds’ ability to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

A Fund will accrue for interim payments on swap contracts on a daily basis, with the net amount recorded as interest payable or receivable on swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap contracts, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts (swap contracts, at value on the Statements of Assets and Liabilities).

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain (loss) on the Statements of Operations.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor or Subadvisor is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

During the year ended March 31, 2014, Core Fixed used swap agreements to adjust interest rate and yield curve exposure or to manage credit exposure. Opportunistic Fixed used swap agreements to manage country and currency exposure as a substitute for holding securities directly and to facilitate the implementation of its investment strategy. As of March 31, 2014, none of the Funds held open swap agreements.

(g)  Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest rates, or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

A purchase of a futures contract means the acquisition of a contractual right of a Fund to obtain delivery of the securities or foreign currency underlying the contract at a specified price on a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures contract, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Futures contracts are marked-to-market daily, depending upon changes in the price of the underlying securities subject to the futures contracts, and the change in value is recorded by the Fund as a variation margin payable or receivable. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission (“CFTC”) for sale to customers in the United States, or on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Where the futures market is not as developed or where the regulations prevent or make it disadvantageous to trade futures, the Emerging Markets Fund will utilize synthetic futures as part of the country selection strategy implementation. A synthetic future operates like a swap transaction and uses equity index swaps on equity index futures. These are marked to market daily and the change in value is recorded as unrealized gain or loss in the Statement of Operations.

During the year ended March 31, 2014, Small/Mid Cap Value used futures to equitize cash. Core Fixed used futures to adjust interest rate exposure and replicate government bond positions. Emerging Markets used futures to create passive index exposure to certain domestic emerging market country indices in the Fund. See the Core Fixed and Emerging Markets Schedules of Investments for a listing of open futures contracts as of March 31, 2014.

(h)  Options

The Funds may purchase and sell (write) put and call options on debt securities and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

The Funds may enter into swap options (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund’s exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

During the year ended March 31, 2014, Non-US Core Equity used options to adjust exposure to foreign currency and to efficiently maintain liquidity. Core Fixed used options to manage interest rate and volatility exposure.

See the Non-US Core Equity and Core Fixed Schedules of Investments for a listing of options contracts as of March 31, 2014.

Transactions in written option contracts for Core Fixed for the year ended March 31, 2014, is as follows:

	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at March 31, 2013	35,400,095	$309,231
Options written	239,702,387	1,871,530
Options terminated in closing purchase transactions	(117,801,593)	(1,253,423)
Options exercised	(25,000,000)	(82,900)
Options expired	(132,300,714)	(821,159)

Options outstanding at March 31, 2014	175	$23,279

(i)  Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time the contract was opened and the value at the time the contract was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Custodian or the Fund’s sub-custodian will segregate assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contract. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contract.

During the year ended March 31, 2014, Large Cap Value used forward foreign currency contracts to partially hedge Japanese Yen exposure on the currency risk embedded in one ADR position. Core Fixed used forward foreign currency contracts to hedge, cross-hedge or to actively manage non-US Dollar exposures in the Fund. Opportunistic Fixed used forward foreign currency contracts for a variety of purposes, including hedging, risk management, efficient portfolio management, enhancing total returns, or as a substitute for taking a position in the underlying asset. Emerging Markets and Global Low Volatility used forward foreign currency contracts to hedge, cross hedge or to actively manage the currency exposures in the Funds. See the Large Cap Value, Core Fixed, Opportunistic Fixed, Emerging Markets and Global Low Volatility Schedules of Investments for a listing of open forward foreign currency contracts as of March 31, 2014.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

(j)  Foreign currency translation

The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations within each Fund’s Statement of Operations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

(k)  When-issued securities/TBA securities

Purchasing securities on a “when-issued” basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis such as “to-be-announced” (“TBA”) securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring the securities unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining the Fund’s NAV. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Certain risks may arise upon entering into when-issued or forward delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date. As of March 31, 2014, none of the Funds held TBA sale commitments.

(l)  Real estate investment trusts

The Funds may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Fund’s Schedule of Investments for REIT securities held as of March 31, 2014.

(m)  Mortgage-related and other asset-backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of stripped mortgage-backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. See the Schedules of Investments for mortgage-backed and asset-backed securities held by Core Fixed as of March 31, 2014.

(n)  Mortgage dollar roll and treasury roll transactions

The Funds may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds may enter into treasury roll transactions. In a treasury roll transaction the Fund sells a treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price at a future settlement date. The Fund receives cash from the sale of the treasury security to use for other investment purposes. The difference between the sale and repurchase price represents net interest income or net interest expense. Under GAAP, the treasury roll transaction is accounted for as a financing transaction and not as a purchase or sale. During the term of the borrowing the Fund records the related interest income or interest expenses on an accrual basis. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Treasury roll transactions are entered into by the Funds under an MRA. An MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With treasury roll transactions, typically the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund obligation under bankruptcy law to return the excess to the counterparty. The Funds did not hold open treasury rolls as of March 31, 2014.

(o)  Bank loans

Core Fixed invests in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the ‘‘Lender’’) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement. At March 31, 2014, the Funds held no unfunded loan commitments.

(p)  Indexed securities

The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(q)  Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under the Code. The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal and state income or excise tax is necessary.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

On March 31, 2014, the following Funds had deferred capital losses available to be offset against future net capital gains through the indicated expiration dates as follows:

	Expiring March 31,
	2016	2017	2018	2019	Unlimited
Emerging Markets	$—	$—	$—	$—	$4,160,307

Net capital loss carry forwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

During the year ended March 31, 2014 the following Funds utilized capital loss carryforwards:

Large Cap Value	$87,427,715
Non-US Core Equity	71,876,353

As of March 31, 2014, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Growth	$271,346,568	$87,174,004	$(1,832,946)	$85,341,058
Large Cap Value	291,142,480	85,907,769	(1,438,815)	84,468,954
Small/Mid Cap Growth	359,528,504	79,332,270	(6,460,701)	72,871,569
Small/Mid Cap Value	378,534,988	40,263,071	(6,124,545)	34,138,526
Non-US Core Equity	1,698,875,573	276,962,166	(31,766,725)	245,195,441
Core Fixed	1,073,188,307	24,085,627	(7,384,759)	16,700,868
Opportunistic Fixed	253,902,257	5,615,183	(1,285,382)	4,329,801
Emerging Markets	884,773,374	42,899,553	(33,746,435)	9,153,118
Global Low Volatility	702,624,980	84,951,643	(11,889,895)	73,061,748

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, investments in passive foreign investment companies and other basis adjustments.

As of March 31, 2014, the Funds had no uncertain tax positions that would require recognition, derecognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2014 remains subject to examination by the Internal Revenue Service.

The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at NAV, unless the shareholder elects to receive cash distributions. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

During the years ended March 31, 2014 and March 31, 2013 the tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid, were as follows:

	2014		2013
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Large Cap Growth	$10,178,962	$73,441,379	$2,623,579	$12,798,740
Large Cap Value	6,835,803	—	9,197,559	—
Small/Mid Cap Growth	16,026,482	45,018,015	8,654,824	22,684,930
Small/Mid Cap Value	34,388,584	37,244,306	6,390,089	10,843,125
Non-US Core Equity	51,237,787	85,693,489	49,488,095	—
Core Fixed	24,984,359	5,718,416	49,088,858	5,001,334
Opportunistic Fixed	2,280,082	—	—	—
Emerging Markets	13,888,576	—	3,235,418	—
Global Low Volatility	28,469,221	100,937	485,259	—

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Losses Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Large Cap Growth	$5,237,112	$24,831,262	$(4,900)	$85,341,058	$115,404,532
Large Cap Value	1,466,475	10,441,191	(4,668)	84,468,957	96,371,955
Small/Mid Cap Growth	8,283,628	16,107,024	(913)	72,871,569	97,261,308
Small/Mid Cap Value	19,725,930	33,923,581	(750)	34,138,542	87,787,303
Non-US Core Equity	35,525,443	103,601,372	(6,809)	245,191,213	384,311,219
Core Fixed	6,697,829	4,272,076	(10,931)	16,771,994	27,730,968
Opportunistic Fixed	3,123,751	—	(11,614)	4,557,074	7,669,211
Emerging Markets	6,698,164	—	(10,368,588)	8,855,566	5,185,142
Global Low Volatility	9,726,069	6,810,728	—	73,076,667	89,613,464

All other differences are temporary losses related to mostly organizational costs and other timing adjustments.

(r)  Allocation of expenses and income

The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the applicable Funds, taking into consideration, among other things, the nature and type of expense and the relative size of each applicable Fund.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

(s)  Redemption fees

While none of the Funds’ classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days may be assessed a 2% short-term trading fee and recorded as paid-in capital.

3.	Credit agreement

The Trust entered into a Credit Agreement on behalf of the Funds (“the Agreement”) with a bank pursuant to a revolving line of credit through June 23, 2014. Borrowings for each Fund under the Agreement are limited to the lesser of $50,000,000 or 33 1/3% of a Fund’s Total Net Assets provided borrowings did not exceed, in the aggregate, $50,000,000. Under the terms of the Agreement the Trust pays an annual commitment fee at the rate 0.15% per year on the difference between the total line of credit and the average daily amount of borrowings outstanding. Interest is charged to the Funds based on its borrowings at a variable rate equal to the Overnight Rate plus 1.25%. The Funds did not borrow under the Agreement during the year ended March 31, 2014.

4.	Indemnities

In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

5.	Fees and other transactions with affiliates

The Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund’s investments at an annual rate of:

	Average net assets up to $750 million	Average net assets in excess of $750 million
Large Cap Growth	0.55%	0.53%
Large Cap Value	0.53%	0.51%
Small/Mid Cap Growth	0.90%	0.90%
Small/Mid Cap Value	0.90%	0.90%
Non-US Core Equity	0.75%	0.73%
Core Fixed	0.35%	0.33%
Opportunistic Fixed	0.80%	0.80%
Emerging Markets	0.80%	0.80%
Global Low Volatility	0.75%	0.75%

Such fees as referenced above are shown in the Advisory fees line in the Statements of Operations. The Advisor provides certain internal administrative services to the Class S, Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.15%, 0.10% and 0.05% of the average daily net assets of the Class S, Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1 and Class Y-2 shares, including the transfer agent. However, Class S, Class Y-1 and Class Y-2 shares have not commenced operations.

The Funds have adopted a plan of marketing and service, or “12b-1 plan” to finance the provision of certain shareholder services to the owners of Class S and Class Y-1 shares of the Funds (collectively referred to as the “plans”). The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class S and Class Y-1 shares. However, Class S and Class Y-1 shares have not commenced operations.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

The Trust, with respect to each Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or reimburse expenses. For the year ended March 31, 2014, the fees were reimbursed to the extent that each Fund’s class expenses exceeded the net expense rates as set forth below of average daily net assets of the Fund class. These reimbursements are shown in the Reimbursement of expenses line in the Statements of Operations.

	Class S	Class Y-1	Class Y-2	Class Y-3
Large Cap Growth	1.07%	1.02%	0.72%	0.57%
Large Cap Value	1.05%	1.00%	0.70%	0.55%
Small/Mid Cap Growth	1.47%	1.42%	1.12%	0.97%
Small/Mid Cap Value	1.47%	1.42%	1.12%	0.97%
Non-US Core Equity	1.37%	1.32%	1.02%	0.87%
Core Fixed	0.87%	0.82%	0.52%	0.37%
Opportunistic Fixed	1.40%	1.35%	1.05%	0.90%
Emerging Markets	1.60%	1.55%	1.25%	0.95%
Global Low Volatility	1.35%	1.30%	1.00%	0.85%

Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. For the year ended March 31, 2014, the Advisor recovered $76,000 in reimbursed expenses from Global Low Volatility.

As of March 31, 2014 only Class Y-3 had commenced operations.

Pursuant to the Funds’ expense reimbursement agreement, the Advisor can recapture certain amounts waived or reimbursed over the past three 12-month periods ended July 31, 2013. The following amounts were available for recapture as of July 31, 2013:

	Expenses Reimbursed in the 12-Months Ended July 31,
	2011	2012	2013
	Subject to Recapture until July 31,
	2014	2015	2016
Large Cap Growth	$268,664	$243,890	$206,394
Large Cap Value	299,759	268,658	198,065
Small/Mid Cap Growth	254,984	240,500	85,083
Small/Mid Cap Value	259,564	237,686	84,500
Non-US Core Equity	1,571,260	1,321,132	—
Core Fixed	761,910	661,339	556,235
Opportunistic Fixed	—	—	—
Emerging Markets	—	83,093	556,088
Global Low Volatility	—	—	131,146

Pursuant to a transfer agency agreement with State Street Bank and Trust Co. (“SSB”), SSB has agreed to waive its fees and out of pocket expenses, up to $33,000 per month for the Funds in the aggregate. For the year ended March 31, 2014, the fees waived are shown in the Fee reductions line in the Statement of Operations.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended March 31, 2014, were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases
Large Cap Growth	$—	$200,132,255
Large Cap Value	—	182,347,592
Small/Mid Cap Growth	—	267,652,562
Small/Mid Cap Value	—	472,153,500
Non-US Core Equity	—	1,763,805,587
Core Fixed	1,580,530,036	249,430,468
Opportunistic Fixed	—	269,994,259
Emerging Markets	—	702,079,820
Global Low Volatility	—	579,019,264
Sales
Large Cap Growth	—	388,417,978
Large Cap Value	—	385,350,931
Small/Mid Cap Growth	—	391,377,320
Small/Mid Cap Value	—	549,491,242
Non-US Core Equity	—	2,197,005,276
Core Fixed	1,441,093,260	392,468,696
Opportunistic Fixed	—	35,070,595
Emerging Markets	—	372,407,783
Global Low Volatility	—	262,251,936

7.	Share transactions

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Large Cap Growth

	Year Ended March 31, 2014		Year Ended March 31, 2013
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	220,686	$2,949,064	5,065,500	$64,873,285
Shares issued to shareholders in reinvestment of distributions	6,477,176	83,620,341	1,221,086	15,422,319
Shares repurchased	(13,790,756)	(196,510,818)	(7,036,336)	(90,890,406)

Net decrease	(7,092,894)	$(109,941,413)	(749,750)	$(10,594,802)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Large Cap Value

	Year Ended March 31, 2014		Year Ended March 31, 2013
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	232,374	$2,849,063	6,358,367	$56,988,771
Shares issued to shareholders in reinvestment of distributions	570,125	6,835,803	1,020,817	9,197,559
Shares repurchased	(19,376,634)	(214,892,997)	(12,333,094)	(111,651,382)

Net decrease	(18,574,135)	$(205,208,131)	(4,953,910)	$(45,465,052)

Small/Mid Cap Growth

	Year Ended March 31, 2014		Year Ended March 31, 2013
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	2,889,213	$37,028,139	11,992,815	$134,366,284
Shares issued to shareholders in reinvestment of distributions	5,049,172	61,044,497	2,909,912	31,339,754
Shares repurchased	(13,016,216)	(164,272,001)	(3,732,632)	(42,250,216)

Net increase (decrease)	(5,077,831)	$(66,199,365)	11,170,095	$123,455,822

Small/Mid Cap Value

	Year Ended March 31, 2014		Year Ended March 31, 2013
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	6,584,297	$74,869,203	12,039,409	$117,965,935
Shares issued to shareholders in reinvestment of distributions	6,815,689	71,632,890	1,746,020	17,233,214
Shares repurchased through in-kind redemption*	(3,518,476)	(39,406,931)	—	—
Shares repurchased	(13,337,366)	(152,670,310)	(4,357,440)	(43,882,998)

Net increase (decrease)	(3,455,856)	$(45,575,148)	9,427,989	$91,316,151

*	The fund had a redemption in-kind on May 6, 2013.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Non-US Core Equity

	Year Ended March 31, 2014		Year Ended March 31, 2013
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	32,304,150	$365,809,642	48,377,767	$464,004,703
Shares issued to shareholders in reinvestment of distributions	11,990,479	136,931,276	4,934,007	49,488,095
Shares repurchased through in-kind redemption*	(16,779,118)	(188,093,909)	—	—
Shares repurchased	(71,884,254)	(817,992,339)	(45,785,469)	(449,847,236)

Net increase (decrease)	(44,368,743)	$(503,345,330)	7,526,305	$63,645,562

*	The fund had a redemption in-kind on May 3, 2013.

Core Fixed

	Year Ended March 31, 2014		Year Ended March 31, 2013
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	18,298,152	$191,482,003	18,759,679	$205,364,923
Shares issued to shareholders in reinvestment of distributions	2,998,318	30,702,775	5,093,239	54,090,192
Shares repurchased	(20,376,062)	(211,810,617)	(18,442,944)	(201,159,996)

Net increase	920,408	$10,374,161	5,409,974	$58,295,119

Opportunistic Fixed

	Period from August 21, 2013 (commencement of operations) through March 31, 2014
	Shares	Amount
Class Y-3:
Shares sold	25,054,617	$253,754,909
Shares issued to shareholders in reinvestment of distributions	223,977	2,280,082
Shares repurchased	(305,258)	(3,148,606)

Net increase	24,973,336	$252,886,385

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2014

Emerging Markets

	Year Ended March 31, 2014		Period from May 1, 2012 (commencement of operations) through March 31, 2013
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	42,700,320	$421,595,439	50,549,371	$506,456,931
Shares issued to shareholders in reinvestment of distributions	1,401,471	13,888,576	307,506	3,235,418
Shares repurchased	(7,061,813)	(71,130,846)	(1,556,779)	(16,307,819)

Net increase	37,039,978	$364,353,169	49,300,098	$493,384,530

Global Low Volatility

	Year Ended March 31, 2014		Period from November 6, 2012 (commencement of operations) through March 31, 2013
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	40,641,924	$462,693,554	27,449,755	$278,760,703
Shares issued to shareholders in reinvestment of distributions	2,435,648	28,570,158	46,930	485,259
Shares repurchased	(9,468,727)	(111,439,468)	(566,151)	(6,042,276)

Net increase	33,608,845	$379,824,244	26,930,534	$273,203,686

On May 6, 2013, Small/Mid Cap Value transferred securities in-kind valued at $38,447,113 and cash of $959,818 for a redemption. This transfer resulted in a realized gain of $7,168,911 which is shown on the Statements of Operations.

On May 3, 2013, Non-US Core Equity transferred securities in-kind valued at $177,821,966 and cash of $10,271,943 for a redemption. This transfer resulted in a realized gain of $30,662,932 which is shown on the Statements of Operations.

8.	Recent accounting pronouncement

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures. Public companies are required to apply ASU 2013-08 prospectively for interim and annual reporting periods beginning after December 15, 2013. Management is currently evaluating the impact, if any, of applying this provision.

9.	Subsequent events

Management has evaluated the impact of subsequent events through May 28, 2014, the date the financial statements were available to be issued. Management has determined that there are no material events that would require adjustment or disclosure in the Funds’ financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Mercer Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mercer Funds (the “Funds”), comprising Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund (formerly known as Mercer Core Opportunistic Fixed Income Fund), Mercer Opportunistic Fixed Income Fund, Mercer Emerging Markets Equity Fund, and Mercer Global Low Volatility Equity Fund as of March 31, 2014, the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2014, the results of their operations for the period then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

May 28, 2014

Mercer Funds

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Advisor and each Fund’s Subadvisors use to determine how to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-866-658-9896, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information about Funds’ proxy voting decisions are available without charge, online on the Funds’ website at http://www.mercer.us/mutual-funds-on-offer.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the SEC’s website at http://www.sec.gov. When filed, the Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Tax Information

The amount of long-term capital gains paid for the fiscal year ended March 31, 2014, the amount of long-term capital gains paid were as follows:

Fund
Large Cap Growth	$73,441,379
Small/Mid Cap Growth	45,018,015
Small/Mid Cap Value	37,244,306
Non-US Core Equity	85,693,489
Core Fixed	5,718,416
Global Low Volatility	100,937

Qualified dividend income (“QDI”) received by the Funds through March 31, 2014, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Fund	QDI
Large Cap Growth	$3,909,998
Large Cap Value	8,004,334
Small/Mid Cap Growth	2,594,475
Small/Mid Cap Value	3,615,544
Non-US Core Equity	51,237,787
Core Fixed	75,270
Emerging Markets	11,232,195
Global Low Volatility	11,433,002

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended March 31, 2014, qualified for the dividends received reduction, as follows:

Fund
Large Cap Growth	29.00%
Large Cap Value	99.19%
Small/Mid Cap Growth	18.15%
Small/Mid Cap Value	13.97%
Core Fixed	0.26%
Opportunistic Fixed	0.00%
Emerging Markets	0.00%
Global Low Volatility	19.57%

Mercer Funds

Additional Information (Unaudited) (Continued)

Board Approval of Subadvisory Agreements for the Funds during the period October 1, 2013 through March 31, 2014

Mercer Non-US Core Equity Fund

At a meeting of the Board of Trustees (the “Board” or the “Trustees”) of Mercer Funds (the “Trust”) held on November 4, 2013 (the “November Meeting”), the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Mercer Investment Management, Inc., the Trust’s investment advisor (the “Advisor”) (together, the “Independent Trustees”), considered and approved the proposed subadvisory agreement (the “Proposed American Century Subadvisory Agreement”) between the Advisor and American Century Investment Management, Inc. (“American Century”) with respect to the Mercer Non-US Core Equity Fund (the “Non-US Core Equity Fund”).

In considering the approval of the Proposed American Century Subadvisory Agreement, the Board considered the information and materials from the Advisor, American Century and counsel that included, as to American Century and the Non-US Core Equity Fund: (i) the Proposed American Century Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended American Century for the Board’s approval, and the Advisor’s rationale for recommending that American Century be appointed as a subadvisor to the Non-US Core Equity Fund, and how American Century would supplement the Non-US Core Equity Fund’s other current subadvisors; (iii) the nature, extent, and quality of the services that American Century proposed to provide to the Non-US Core Equity Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of American Century; (v) American Century’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by American Century for its services to the Non-US Core Equity Fund, and a comparison of those fees to other accounts that American Century managed; (vii) American Century’s compliance program; (viii) information regarding American Century’s historical performance returns managing an investment mandate similar to the Non-US Core Equity Fund’s investment mandate, and a comparison of such performance to a relevant index; and (ix) the financial condition of American Century.

In addition, the Board considered presentations made by, and discussions held with, representatives of the Advisor. The Board considered and analyzed factors that the Board deemed relevant with respect to American Century, including: the nature, extent, and quality of the services to be provided to the Non-US Core Equity Fund by American Century; American Century’s management style and investment decision-making process; American Century’s historical performance record managing investment products similar to the Non-US Core Equity Fund; the qualifications and experience of the members of American Century’s portfolio management team; and American Century’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards and reviewed materials supplied by their independent legal counsel.

In particular, and as to American Century, the Board, including the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by American Century.  The Board reviewed the nature, extent, and quality of the services to be provided by American Century to the Non-US Core Equity Fund. The Board discussed the specific investment management process that American Century indicated that it will employ to manage its allocated portion of the Non-US Core Equity Fund’s investment portfolio (which was described in detail in the materials provided by American Century), the qualifications of American Century’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Non-US Core Equity Fund’s investment portfolio that American Century would be managing, and the performance record of American Century as compared to a relevant benchmark. The Board considered American Century’s infrastructure and resources, and whether American Century’s organization appeared to support American Century’s strategy adequately. The Board also discussed the Advisor’s review, selection, and due diligence process with respect to American Century, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Non-US Core Equity Fund

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by American Century. The Board determined that the Non-US Core Equity Fund and its shareholders would benefit from the quality and experience of American Century’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by American Century, as well as American Century’s ability to render such services based on American Century’s experience, operations and resources, were appropriate for the Non-US Core Equity Fund, in light of the Non-US Core Equity Fund’s investment objective, and the mandate relating to the allocated portion of the Non-US Core Equity Fund’s investment portfolio that American Century would manage.

(b)  Comparison of the services to be rendered and fees to be paid to American Century under other advisory and subadvisory contracts, such as those with other clients.  The Board discussed the services that would be rendered by American Century and evaluated the compensation to be paid to American Century by the Advisor for those services. The Board noted that the services that American Century would furnish to the Non-US Core Equity Fund appeared to be comparable to the services that American Century currently provides to its other advisory and subadvisory clients having similar investment strategies. The Trustees also considered comparisons of the fees that will be paid to American Century by the Advisor in light of the fees that were charged by American Century to its other advisory clients, as disclosed in American Century’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Board also considered that the fees agreed to by American Century were the result of an arm’s length bargain negotiated by unaffiliated parties.

The Board considered the review, selection, and due diligence process employed by the Advisor, in determining to recommend American Century to serve as a subadvisor to the Non-US Core Equity Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to American Century for its services to the Non-US Core Equity Fund were reasonable. The Board emphasized in their discussions that the subadvisory fees of American Century would be paid by the Advisor, and were not additional fees to be borne by the Non-US Core Equity Fund or its shareholders. Based on their discussion, the Board concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed fees to be paid to American Century with respect to the assets of the Non-US Core Equity Fund to be allocated to American Century appeared to be within a reasonable range. The Board also considered the potential “fallout” or ancillary benefits that may accrue to American Century from its relationship with the Non-US Core Equity Fund and concluded that they were reasonable.

Since the fees to be paid to American Century were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of American Century was not considered relevant to the Board’s deliberations. The Board took note of the Advisor’s explanation that the recommended appointment of American Century was not affected by the impact that the appointment would have on the Advisor revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of American Century may allow the Advisor to reach profitability when managing the Non-US Core Equity Fund slightly more quickly. On the basis of these considerations, the Board concluded that, in light of the nature, extent and quality of the services expected to be provided by American Century and the proposed fees to be paid to American Century by the Advisor for managing its allocated portion of the Non-US Core Equity Fund, the potential benefits accruing to American Century as a result of serving as a subadvisor to the Non-US Core Equity Fund were reasonable.

(c)  Investment performance of the Non-US Core Equity Fund and American Century.  Because American Century was a newly proposed subadvisor to the Non-US Core Equity Fund, the Board, at the Meeting, could not consider American Century’s investment performance in managing the Non-US Core Equity Fund as a factor in evaluating the Proposed American Century Subadvisory Agreement. However, the Board reviewed American Century’s historical investment performance record in subadvising another investment company that was comparable to the Non-US Core Equity Fund. The Board also compared the historical investment performance of American Century to relevant benchmarks and concluded that American Century’s historical performance record, viewed together with the other factors considered by the Board, supported a decision to approve the Proposed American Century Subadvisory Agreement.

Conclusion. Following consideration of the foregoing factors, it was reported that no single factor was determinative to the decisions of the Trustees. Based on these factors, along with the determination of the Advisor at

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the conclusion of its review, selection, and due diligence process to recommend American Century to serve as a new subadvisor to the Non-US Core Equity Fund, and such other matters as were deemed relevant, the Trustees concluded that the proposed fee rate for American Century was reasonable in relation to the services that would be provided to the Non-US Core Equity Fund. As a result, the Board, including all of the Independent Trustees, concluded that the approval of the Proposed American Century Subadvisory Agreement was in the best interests of the Non-US Core Equity Fund and its shareholders and approved the Proposed American Century Subadvisory Agreement.

Mercer Non-US Core Equity Fund

At a meeting of the Board held on February 27, 2014 (the “February Meeting”), the Trustees, including the Independent Trustees, considered and approved a new subadvisory agreement (the “New Arrowstreet Subadvisory Agreement”) between the Advisor and Arrowstreet Capital, Limited Partnership (“Arrowstreet”) on behalf of the Non-US Core Equity Fund. Due to a change in the ownership and governance structure of Arrowstreet, effective April 1, 2014 (the “Arrowstreet Transaction”), the prior subadvisory agreement between Arrowstreet and the Advisor, on behalf of the Non-US Core Equity Fund (the “Prior Arrowstreet Subadvisory Agreement”), was terminated, and the Board approved the New Arrowstreet Subadvisory Agreement to replace the Prior Arrowstreet Subadvisory Agreement.

In considering the approval of the New Arrowstreet Subadvisory Agreement, the Board considered the information and materials from the Advisor, Arrowstreet and counsel that included, as to Arrowstreet and the Non-US Core Equity Fund (i) a copy of a form of the New Arrowstreet Subadvisory Agreement; (ii) information regarding the process by which the Advisor initially selected and recommended Arrowstreet for Board approval, and the Advisor’s rationale for retaining Arrowstreet following the closing of the Arrowstreet Transaction; (iii) information regarding the nature, extent and quality of the services that Arrowstreet provided to the Non-US Core Equity Fund; (iv) information regarding Arrowstreet’s reputation, investment management business, personnel, and operations, and the effect that the Arrowstreet Transaction may have on Arrowstreet’s business and operations; (v) information regarding Arrowstreet’s brokerage and trading policies and practices; (vi) information regarding the level of subadvisory fees charged by Arrowstreet; (vii) information regarding Arrowstreet’s compliance program; (viii) information regarding Arrowstreet’s historical performance returns managing its allocated portion of the Non-US Core Equity Fund’s portfolio and investment mandates similar to the Non-US Core Equity Fund’s investment mandate, including information comparing that performance to a relevant index; and (ix) information regarding Arrowstreet’s financial condition before and after the Arrowstreet Transaction.

In addition, the Board considered presentations made by, and discussions held with, representatives of the Advisor. The Board considered and analyzed factors that the Board deemed relevant with respect to Arrowstreet, including: the nature, extent, and quality of the services to be provided to the Non-US Core Equity Fund by Arrowstreet following the consummation of the Arrowstreet Transaction; Arrowstreet’s management style and investment decision-making process; Arrowstreet’s historical performance record managing investment products similar to the Non-US Core Equity Fund; the qualifications and experience of the members of Arrowstreet’s portfolio management team; and Arrowstreet’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards and reviewed materials supplied by their independent legal counsel.

In particular, the Board, including the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the advisory services to be provided by Arrowstreet.  In examining the nature, extent and quality of the services that had been furnished by Arrowstreet to the Non-US Core Equity Fund under the Prior Arrowstreet Subadvisory Agreement, and that are proposed to be provided by Arrowstreet to the Non-US Core Equity Fund under the New Arrowstreet Subadvisory Agreement, the Board considered: (i) Arrowstreet’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) its expertise in providing portfolio management services to the Non-US Core Equity Fund and other similar investment portfolios and the performance history of the Non-US Core Equity Fund and those other portfolios; (iii) its

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investment strategy for the Non-US Core Equity Fund; (iv) its performance relative to comparable mutual funds and unmanaged indices; and (v) its compliance program. The Board also considered the review process undertaken by the Advisor and the Advisor’s favorable assessment of the nature and quality of the subadvisory services provided and expected to be provided to the Non-US Core Equity Fund by Arrowstreet after consummation of the Arrowstreet Transaction. The Board also noted that the executive and portfolio management teams of Arrowstreet were expected to stay in place after consummation of the Arrowstreet Transaction. The Board concluded that the Non-US Core Equity Fund and its shareholders would continue to benefit from the quality and experience of Arrowstreet’s investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the subadvisory services provided by Arrowstreet under the Prior Arrowstreet Subadvisory Agreement, as well as Arrowstreet’s ability to render such services based on its experience, operations and resources, were adequate and appropriate for the Non-US Core Equity Fund in light of the Non-US Core Equity Fund’s investment objective, and supported a decision to approve the New Arrowstreet Subadvisory Agreement.

(b)  Comparison of the services to be rendered and fees to be paid to Arrowstreet under other advisory and subadvisory contracts, such as those with other clients.  The Trustees discussed the services that would be rendered by Arrowstreet and evaluated the compensation to be paid to Arrowstreet by the Advisor for those services. The Trustees considered the proposed new fees payable under the proposed New Arrowstreet Subadvisory Agreement, noting that the proposed fee would be paid by the Advisor, and not the Non-US Core Equity Fund, and, thus, would not impact the fees paid by the Non-US Core Equity Fund. The Board concluded that the proposed fee payable to Arrowstreet by the Advisor with respect to the assets allocated to Arrowstreet in its capacity as subadvisor was reasonable and appropriate. The Trustees noted that the services that Arrowstreet would furnish to the Non-US Core Equity Fund appeared to be comparable to the services that Arrowstreet currently provides to its other advisory and subadvisory clients having similar investment strategies. The Trustees also considered that the fees agreed to by Arrowstreet were the result of an arm’s length bargain negotiated by unaffiliated parties.

(c)  The investment performance of the Non-US Core Equity Fund and Arrowstreet.  The Trustees considered Arrowstreet’s prior investment performance in managing its allocated portion of the Non-US Core Equity Fund’s portfolio as a factor in evaluating the proposed New Arrowstreet Subadvisory Agreement. The Trustees also considered the Advisor’s conclusions, and the reasons supporting the Advisor’s conclusions, that the performance record of Arrowstreet supported the approval of the proposed New Arrowstreet Subadvisory Agreement.

Conclusion. Following full consideration of the foregoing factors, it was reported that no single factor was determinative to the decisions of the Trustees. Based on these factors, along with the determination of the Advisor at the conclusion of its review and due diligence process and such other matters as were deemed relevant, the Trustees concluded that the fee rate for Arrowstreet pursuant to the New Arrowstreet Subadvisory Agreement was reasonable in relation to the services to be provided to the Non-US Core Equity Fund. As a result, the Board, including all of the Independent Trustees, concluded that the approval of the New Arrowstreet Subadvisory Agreement was in the best interests of the Non-US Core Equity Fund and its shareholders and approved the New Arrowstreet Subadvisory Agreement.

Mercer Core Fixed Income Fund

At the February Meeting, the Board, including the Independent Trustees, considered and approved a new subadvisory agreement (the “Proposed IR+M Subadvisory Agreement”) entered into by the Advisor and Income Research & Management (“IR+M”), with respect to the Mercer Core Fixed Income Fund (the “Core Fixed Income Fund”).

In considering the approval of the Proposed IR+M Subadvisory Agreement, the Board considered the information and materials from the Advisor, IR+M and counsel, that included, as to IR+M and the Core Fixed Income Fund: (i) the Proposed IR+M Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended IR+M for the Board’s approval, and the Advisor’s rationale for recommending that IR+M be appointed as a subadvisor to the Core Fixed Income Fund, and how IR+M would supplement the Fund’s other current subadvisors; (iii) the nature, extent, and quality of the services that IR+M proposed to provide to the Core Fixed Income Fund; (iv) the investment management business, portfolio

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management personnel, operations, prior investment experience, and reputation of IR+M; (v) IR+M’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by IR+M for its services to the Core Fixed Income Fund, and a comparison of those fees to other accounts that IR+M manages; (vii) IR+M’s compliance program; (viii) information regarding IR+M’s historical performance returns managing an investment mandate similar to the Core Fixed Income Fund’s investment mandate, and a comparison of such performance to a relevant index; and (ix) the financial condition of IR+M.

In addition, the Board considered presentations made by, and discussions held with, representatives of the Advisor. The Board considered and analyzed factors that the Board deemed relevant with respect to IR+M, including: the nature, extent, and quality of the services to be provided to the Core Fixed Income Fund by IR+M; IR+M’s management style and investment decision-making process; IR+M’s historical performance record managing investment products similar to the Core Fixed Income Fund; the qualifications and experience of the members of IR+M’s portfolio management team; and IR+M’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards and reviewed materials supplied by their independent legal counsel.

In particular, and as to IR+M, the Board, including the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by IR+M.  The Board reviewed the nature, extent, and quality of the services to be provided by IR+M to the Core Fixed Income Fund. The Board discussed the specific investment management process that IR+M indicated that it will employ to manage its allocated portion of the Core Fixed Income Fund’s investment portfolio (which was described in detail in the materials provided by IR+M), the qualifications of IR+M’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Core Fixed Income Fund’s investment portfolio that IR+M would be managing, and the performance record of IR+M as compared to the relevant benchmark. The Board considered IR+M’s infrastructure and resources, and whether IR+M’s organization appeared to support IR+M’s strategy adequately. The Board also discussed the Advisor’s review, selection, and due diligence process with respect to IR+M, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Core Fixed Income Fund by IR+M. The Board determined that the Core Fixed Income Fund and its shareholders would benefit from the quality and experience of IR+M’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by IR+M, as well as IR+M’s ability to render such services based on IR+M’s experience, operations and resources, were appropriate for the Core Fixed Income Fund, in light of the Core Fixed Income Fund’s investment objective, and the mandate relating to the allocated portion of the Core Fixed Income Fund’s investment portfolio that IR+M would manage.

(b)  Comparison of the services to be rendered and fees to be paid to IR+M under other advisory and subadvisory contracts, such as those with other clients.  The Board discussed the services that would be rendered by IR+M and evaluated the compensation to be paid to IR+M by the Advisor for those services. The Board noted that the services that IR+M would furnish to the Core Fixed Income Fund appeared to be comparable to the services that IR+M currently provides to its other advisory and subadvisory clients having similar investment strategies. The Trustees also considered comparisons of the fees that will be paid to IR+M by the Advisor in light of the fees that were charged by IR+M to its other advisory clients, as disclosed in IR+M’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Board also considered that the fees agreed to by IR+M were the result of an arm’s length bargain negotiated by unaffiliated parties.

The Board considered the review, selection, and due diligence process employed by the Advisor, in determining to recommend IR+M to serve as a subadvisor to the Core Fixed Income Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to IR+M for its services to the Core Fixed Income Fund were reasonable. The Board emphasized in their discussions that the subadvisory fees of IR+M would be paid by the Advisor, and were not additional fees to be borne by the Core Fixed Income Fund or its shareholders. Based

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on their discussion, the Board concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed fees to be paid to IR+M with respect to the assets of the Core Fixed Income Fund to be allocated to IR+M appeared to be within a reasonable range. The Board also considered the potential “fallout” or ancillary benefits that may accrue to IR+M from its relationship with the Core Fixed Income Fund and concluded that they were reasonable.

Since the fees to be paid to IR+M were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of IR+M was not considered relevant to the Board’s deliberations. The Board took note of the Advisor’s explanation that the recommended appointment of IR+M was not affected by the impact that the appointment would have on the Advisor revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of IR+M may result in a benefit to the Advisor as a result of the level of the subadvisory fee. On the basis of these considerations, the Board concluded that, in light of the nature, extent and quality of the services expected to be provided by IR+M and the proposed fees to be paid to IR+M by the Advisor for managing its allocated portion of the Core Fixed Income Fund, the potential benefits accruing to IR+M as a result of serving as a subadvisor to the Core Fixed Income Fund were reasonable.

(c)  Investment performance of the Core Fixed Income Fund and IR+M.  Because IR+M was a newly proposed subadvisor to the Core Fixed Income Fund, the Board, at the Meeting, could not consider IR+M’s investment performance in managing the Core Fixed Income Fund as a factor in evaluating the Proposed IR+M Subadvisory Agreement. However, the Board reviewed IR+M’s historical investment performance record in managing or subadvising other investment companies and accounts that were comparable to the Core Fixed Income Fund. The Board also compared the historical investment performance of IR+M to relevant benchmarks and concluded that IR+M’s historical performance record, viewed together with the other factors considered by the Board, supported a decision to approve the Proposed IR+M Subadvisory Agreement.

Conclusion. Following consideration of the foregoing factors, it was reported that no single factor was determinative to the decisions of the Trustees. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend IR+M to serve as a new subadvisor to the Core Fixed Income Fund, and such other matters as were deemed relevant, the Trustees concluded that the proposed fee rate for IR+M was reasonable in relation to the services that would be provided to the Core Fixed Income Fund. As a result, the Board, including all of the Independent Trustees, concluded that the approval of the Proposed IR+M Subadvisory Agreement was in the best interests of the Core Fixed Income Fund and its shareholders and approved the Proposed IR+M Subadvisory Agreement.

Mercer Core Fixed Income Fund

At the February Meeting, the Board, including the Independent Trustees, considered and approved a new subadvisory agreement (the “Proposed Prudential Subadvisory Agreement”) entered into by the Advisor and Prudential Investment Management Inc. (“Prudential”), with respect to the Mercer Core Fixed Income Fund (the “Core Fixed Income Fund”).

In considering the approval of the Proposed Prudential Subadvisory Agreement, the Board considered the information and materials from the Advisor, Prudential and counsel, that included, as to Prudential and the Core Fixed Income Fund: (i) the Proposed Prudential Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended Prudential for the Board’s approval, and the Advisor’s rationale for recommending that Prudential be appointed as a subadvisor to the Core Fixed Income Fund, and how Prudential would supplement the Fund’s other current subadvisors; (iii) the nature, extent, and quality of the services that Prudential proposed to provide to the Core Fixed Income Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of Prudential; (v) Prudential’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by Prudential for its services to the Core Fixed Income Fund, and a comparison of those fees to other accounts that Prudential manages; (vii) Prudential’s compliance program; (viii) information regarding Prudential’s historical performance returns managing an investment mandate similar to the Core Fixed Income Fund’s investment mandate, and a comparison of such performance to a relevant index; and (ix) the financial condition of Prudential.

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In addition, the Board considered presentations made by, and discussions held with, representatives of the Advisor. The Board considered and analyzed factors that the Board deemed relevant with respect to Prudential, including: the nature, extent, and quality of the services to be provided to the Core Fixed Income Fund by Prudential; Prudential’s management style and investment decision-making process; Prudential’s historical performance record managing investment products similar to the Core Fixed Income Fund; the qualifications and experience of the members of Prudential’s portfolio management team; and Prudential’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards and reviewed materials supplied by their independent legal counsel.

In particular, and as to Prudential, the Board, including the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by Prudential.  The Board reviewed the nature, extent, and quality of the services to be provided by Prudential to the Core Fixed Income Fund. The Board discussed the specific investment management process that Prudential indicated that it will employ to manage its allocated portion of the Core Fixed Income Fund’s investment portfolio (which was described in detail in the materials provided by Prudential), the qualifications of Prudential’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Core Fixed Income Fund’s investment portfolio that Prudential would be managing, and the performance record of Prudential as compared to a relevant benchmark. The Board considered Prudential’s infrastructure and resources, and whether Prudential’s organization appeared to support Prudential’s strategy adequately. The Board also discussed the Advisor’s review, selection, and due diligence process with respect to Prudential, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Core Fixed Income Fund by Prudential. The Board determined that the Core Fixed Income Fund and its shareholders would benefit from the quality and experience of Prudential’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by Prudential, as well as Prudential’s ability to render such services based on Prudential’s experience, operations and resources, were appropriate for the Core Fixed Income Fund, in light of the Core Fixed Income Fund’s investment objective, and the mandate relating to the allocated portion of the Core Fixed Income Fund’s investment portfolio that Prudential would manage.

(b)  Comparison of the services to be rendered and fees to be paid to Prudential under other advisory and subadvisory contracts, such as those with other clients.  The Board discussed the services that would be rendered by Prudential and evaluated the compensation to be paid to Prudential by the Advisor for those services. The Board noted that the services that Prudential would furnish to the Core Fixed Income Fund appeared to be comparable to the services that Prudential currently provides to its other advisory and subadvisory clients having similar investment strategies. The Trustees also considered comparisons of the fees that will be paid to Prudential by the Advisor in light of the fees that were charged by Prudential to its other advisory clients, as disclosed in Prudential’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Board also considered that the fees agreed to by Prudential were the result of an arm’s length bargain negotiated by unaffiliated parties.

The Board considered the review, selection, and due diligence process employed by the Advisor, in determining to recommend Prudential to serve as a subadvisor to the Core Fixed Income Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to Prudential for its services to the Core Fixed Income Fund were reasonable. The Board emphasized in their discussions that the subadvisory fees of Prudential would be paid by the Advisor, and were not additional fees to be borne by the Core Fixed Income Fund or its shareholders. Based on their discussion, the Board concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed fees to be paid to Prudential with respect to the assets of the Core Fixed Income Fund to be allocated to Prudential appeared to be within a reasonable range. The Board also considered the potential “fallout” or ancillary benefits that may accrue to Prudential from its relationship with the Core Fixed Income Fund and concluded that they were reasonable.

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Since the fees to be paid to Prudential were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of Prudential was not considered relevant to the Board’s deliberations. The Board took note of the Advisor’s explanation that the recommended appointment of Prudential was not affected by the impact that the appointment would have on the Advisor revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of Prudential may result in a benefit to the Advisor as a result of the level of the subadvisory fee. On the basis of these considerations, the Board concluded that, in light of the nature, extent and quality of the services expected to be provided by Prudential and the proposed fees to be paid to Prudential by the Advisor for managing its allocated portion of the Core Fixed Income Fund, the potential benefits accruing to Prudential as a result of serving as a subadvisor to the Core Fixed Income Fund were reasonable.

(c)  Investment performance of the Core Fixed Income Fund and Prudential.  Because Prudential was a newly proposed subadvisor to the Core Fixed Income Fund, the Board, at the Meeting, could not consider Prudential’s investment performance in managing the Core Fixed Income Fund as a factor in evaluating the Proposed Prudential Subadvisory Agreement. However, the Board reviewed Prudential’s historical investment performance record in managing or subadvising other investment companies and accounts that were comparable to the Core Fixed Income Fund. The Board also compared the historical investment performance of Prudential to relevant benchmarks and concluded that Prudential’s historical performance record, viewed together with the other factors considered by the Board, supported a decision to approve the Proposed Prudential Subadvisory Agreement.

Conclusion. Following consideration of the foregoing factors, it was reported that no single factor was determinative to the decisions of the Trustees. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend Prudential to serve as a new subadvisor to the Core Fixed Income Fund, and such other matters as were deemed relevant, the Trustees concluded that the proposed fee rate for Prudential was reasonable in relation to the services that would be provided to the Core Fixed Income Fund. As a result, the Board, including all of the Independent Trustees, concluded that the approval of the Proposed Prudential Subadvisory Agreement was in the best interests of the Core Fixed Income Fund and its shareholders and approved the Proposed Prudential Subadvisory Agreement.

Mercer US Large Cap Growth Equity Fund

Mercer US Large Cap Value Equity Fund

Mercer US Small/Mid Cap Growth Equity Fund

Mercer US Small/Mid Cap Value Equity Fund

Mercer Non-US Core Equity Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

At the February Meeting, the Board, including the Independent Trustees, considered and approved a new subadvisory agreement (the “Proposed SSgA Subadvisory Agreement”) entered into by the Advisor and SSgA Funds Management. Inc. (“SSgA”), with respect to the Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund (the “Cash Equitization Funds”).

In considering the approval of the Proposed SSgA Subadvisory Agreement, the Board considered the information and materials from the Advisor, SSgA and counsel, that included, as to SSgA and the Cash Equitization Funds: (i) the Proposed SSgA Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended SSgA for the Board’s approval, and the Advisor’s rationale for recommending that SSgA be appointed as a subadvisor to the Cash Equitization Funds, and how SSgA would supplement the Fund’s other current subadvisors; (iii) the nature, extent, and quality of the services that SSgA proposed to provide to the Cash Equitization Funds; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of SSgA; (v) SSgA’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by SSgA for its services to the Cash Equitization Funds, and a comparison of those fees to other accounts that SSgA manages; (vii) SSgA’s compliance

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Additional Information (Unaudited) (Continued)

program; (viii) information regarding SSgA’s historical performance returns managing the investment mandate that it intended to use with respect to each of the Cash Equitization Fund’s, and a comparison of such performance to a relevant index; and (ix) the financial condition of SSgA.

In addition, the Board considered presentations made by, and discussions held with, representatives of the Advisor. The Board considered and analyzed factors that the Board deemed relevant with respect to SSgA, including: the nature, extent, and quality of the services to be provided to the Cash Equitization Funds by SSgA; SSgA’s management style and investment decision-making process; SSgA’s historical performance record managing investment products similar to the investment mandate that it intended to use with respect to each of the Cash Equitization Funds; the qualifications and experience of the members of SSgA’s portfolio management team; and SSgA’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards and reviewed materials supplied by their independent legal counsel.

In particular, and as to SSgA, the Board, including the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by SSgA.  The Board reviewed the nature, extent, and quality of the services to be provided by SSgA to the Cash Equitization Funds. The Board discussed the specific investment management process that SSgA indicated that it will employ to manage its allocated portion of each Cash Equitization Fund’s investment portfolio (which was described in detail in the materials provided by SSgA), the qualifications of SSgA’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of each Cash Equitization Fund’s investment portfolio that SSgA would be managing, and the performance record of SSgA as compared to a relevant benchmark. The Board considered SSgA’s infrastructure and resources, and whether SSgA’s organization appeared to support SSgA’s strategy adequately. The Board also discussed the Advisor’s review, selection, and due diligence process with respect to SSgA, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to each Cash Equitization Fund by SSgA. The Board determined that each Cash Equitization Fund and its shareholders would benefit from the quality and experience of SSgA’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by SSgA, as well as SSgA’s ability to render such services based on SSgA’s experience, operations and resources, were appropriate for each Cash Equitization Fund, in light of the such Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that SSgA would manage.

(b)  Comparison of the services to be rendered and fees to be paid to SSgA under other advisory and subadvisory contracts, such as those with other clients.  The Board discussed the services that would be rendered by SSgA and evaluated the compensation to be paid to SSgA by the Advisor for those services. The Board noted that the services that SSgA would furnish to each Cash Equitization Fund appeared to be comparable to the services that SSgA currently provides to its other advisory and subadvisory clients having similar investment strategies. The Trustees also considered comparisons of the fees that will be paid to SSgA by the Advisor in light of the fees that were charged by SSgA to its other advisory clients, as disclosed in SSgA’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Board also considered that the fees agreed to by SSgA were the result of an arm’s length bargain negotiated by unaffiliated parties.

The Board considered the review, selection, and due diligence process employed by the Advisor, in determining to recommend SSgA to serve as a subadvisor to each Cash Equitization Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to SSgA for its services to each Cash Equitization Fund were reasonable. The Board emphasized in their discussions that the subadvisory fees of SSgA would be paid by the Advisor, and were not additional fees to be borne by each Cash Equitization Funds or its shareholders. Based on their discussion, the Board concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed fees to be paid to SSgA with respect to the assets of each Cash Equitization Fund to be allocated to SSgA appeared to be within a reasonable range. The Board also considered the potential “fallout” or ancillary benefits that may accrue to SSgA from its relationship with the Cash Equitization Funds and concluded that they were reasonable.

Mercer Funds

Additional Information (Unaudited) (Continued)

Since the fees to be paid to SSgA were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of SSgA was not considered relevant to the Board’s deliberations. The Board took note of the Advisor’s explanation that the recommended appointment of SSgA was not affected by the impact that the appointment would have on the Advisor revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of SSgA may result in a benefit to the Advisor as a result of the level of the subadvisory fee. On the basis of these considerations, the Board concluded that, in light of the nature, extent and quality of the services expected to be provided by SSgA and the proposed fees to be paid to SSgA by the Advisor for managing its allocated portion of the Cash Equitization Funds, the potential benefits accruing to SSgA as a result of serving as a subadvisor to each Cash Equitization Fund were reasonable.

(c) Investment performance of the Cash Equitization Funds and SSgA. Because SSgA was a newly proposed subadvisor to the Cash Equitization Funds, the Board, at the Meeting, could not consider SSgA’s investment performance in managing each Cash Equitization Fund as a factor in evaluating the Proposed SSgA Subadvisory Agreement. However, the Board reviewed SSgA’s historical investment performance record in managing or subadvising other investment companies and accounts that were comparable to the investment mandate that it intended to use with respect to each of the Cash Equitization Funds. The Board also compared the historical investment performance of SSgA to relevant benchmarks and concluded that SSgA’s historical performance record, viewed together with the other factors considered by the Board, supported a decision to approve the Proposed SSgA Subadvisory Agreement.

Conclusion. Following consideration of the foregoing factors, it was reported that no single factor was determinative to the decisions of the Trustees. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend SSgA to serve as a new subadvisor to each Cash Equitization Fund, and such other matters as were deemed relevant, the Trustees concluded that the proposed fee rate for SSgA was reasonable in relation to the services that would be provided to the Cash Equitization Funds. As a result, the Board, including all of the Independent Trustees, concluded that the approval of the Proposed SSgA Subadvisory Agreement was in the best interests of each Cash Equitization Fund and its shareholders and approved the Proposed SSgA Subadvisory Agreement.

Mercer US Large Cap Growth Equity Fund

At a meeting of the Board on March 11-12, 2014 (the “March Meeting”), the Trustees, including the Independent Trustees, considered and approved a new subadvisory agreement (the “Proposed Columbia Subadvisory Agreement”) between the Advisor and Columbia Management Investment Advisers, LLC (“Columbia”) on behalf of the Mercer US Large Cap Growth Equity (“Large Cap Growth Fund”).

In considering the approval of the Proposed Columbia Subadvisory Agreement, the Board considered the information and materials from the Advisor, Columbia and counsel, that included, as to Columbia and the Large Cap Growth Fund: (i) the Proposed Columbia Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended Columbia for the Board’s approval, and the Advisor’s rationale for recommending that Columbia be appointed as a subadvisor to the Large Cap Growth Fund, and how Columbia would supplement the Fund’s other current subadvisors; (iii) the nature, extent, and quality of the services that Columbia proposed to provide to the Large Cap Growth Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of Columbia; (v) Columbia’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by Columbia for its services to the Large Cap Growth Fund, and a comparison of those fees to other accounts that Columbia manages; (vii) Columbia’s compliance program; (viii) information regarding Columbia’s historical performance returns managing an investment mandate similar to the Large Cap Growth Fund’s investment mandate, and a comparison of such performance to a relevant index; and (ix) the financial condition of Columbia.

In addition, the Board considered presentations made by, and discussions held with, representatives of the Advisor. The Board considered and analyzed factors that the Board deemed relevant with respect to Columbia, including: the nature, extent, and quality of the services to be provided to the Large Cap Growth Fund by Columbia; Columbia’s management style and investment decision-making process; Columbia’s historical performance record managing

Mercer Funds

Additional Information (Unaudited) (Continued)

investment products similar to the Large Cap Growth Fund; the qualifications and experience of the members of Columbia’s portfolio management team; and Columbia’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards and reviewed materials supplied by their independent legal counsel.

In particular, and as to Columbia, the Board, including the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by Columbia.  The Board reviewed the nature, extent, and quality of the services to be provided by Columbia to the Large Cap Growth Fund. The Board discussed the specific investment management process that Columbia indicated that it will employ to manage its allocated portion of the Large Cap Growth Fund’s investment portfolio (which was described in detail in the materials provided by Columbia), the qualifications of Columbia’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Large Cap Growth Fund’s investment portfolio that Columbia would be managing, and the performance record of Columbia as compared to a relevant benchmark. The Board considered Columbia’s infrastructure and resources, and whether Columbia’s organization appeared to support Columbia’s strategy adequately. The Board also discussed the Advisor’s review, selection, and due diligence process with respect to Columbia, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Large Cap Growth Fund by Columbia. The Board determined that the Large Cap Growth Fund and its shareholders would benefit from the quality and experience of Columbia’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by Columbia, as well as Columbia’s ability to render such services based on Columbia’s experience, operations and resources, were appropriate for the Large Cap Growth Fund, in light of the Large Cap Growth Fund’s investment objective, and the mandate relating to the allocated portion of the Large Cap Growth Fund’s investment portfolio that Columbia would manage.

(b)  Comparison of the services to be rendered and fees to be paid to Columbia under other advisory and subadvisory contracts, such as those with other clients.  The Board discussed the services that would be rendered by Columbia and evaluated the compensation to be paid to Columbia by the Advisor for those services. The Board noted that the services that Columbia would furnish to the Large Cap Growth Fund appeared to be comparable to the services that Columbia currently provides to its other advisory and subadvisory clients having similar investment strategies. The Trustees also considered comparisons of the fees that will be paid to Columbia by the Advisor in light of the fees that were charged by Columbia to its other advisory clients, as disclosed in Columbia’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Board also considered that the fees agreed to by Columbia were the result of an arm’s length bargain negotiated by unaffiliated parties.

The Board considered the review, selection, and due diligence process employed by the Advisor, in determining to recommend Columbia to serve as a subadvisor to the Large Cap Growth Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to Columbia for its services to the Large Cap Growth Fund were reasonable. The Board emphasized in their discussions that the subadvisory fees of Columbia would be paid by the Advisor, and were not additional fees to be borne by the Large Cap Growth Fund or its shareholders. Based on their discussion, the Board concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed fees to be paid to Columbia with respect to the assets of the Large Cap Growth Fund to be allocated to Columbia appeared to be within a reasonable range. The Board also considered the potential “fallout” or ancillary benefits that may accrue to Columbia from its relationship with the Large Cap Growth Fund and concluded that they were reasonable.

Since the fees to be paid to Columbia were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of Columbia was not considered relevant to the Board’s deliberations. The Board took note of the Advisor’s explanation that the

Mercer Funds

Additional Information (Unaudited) (Continued)

recommended appointment of Columbia was not affected by the impact that the appointment would have on the Advisor revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of Columbia may result in a benefit to the Advisor as a result of the level of the subadvisory fee. On the basis of these considerations, the Board concluded that, in light of the nature, extent and quality of the services expected to be provided by Columbia and the proposed fees to be paid to Columbia by the Advisor for managing its allocated portion of the Large Cap Growth Fund, the potential benefits accruing to Columbia as a result of serving as a subadvisor to the Large Cap Growth Fund were reasonable.

(c)  Investment performance of the Large Cap Growth Fund and Columbia.  Because Columbia was a newly proposed subadvisor to the Large Cap Growth Fund, the Board, at the Meeting, could not consider Columbia’s investment performance in managing the Large Cap Growth Fund as a factor in evaluating the Proposed Columbia Subadvisory Agreement. However, the Board reviewed Columbia’s historical investment performance record in managing or subadvising other investment companies and accounts that were comparable to the Large Cap Growth Fund. The Board also compared the historical investment performance of Columbia to relevant benchmarks and concluded that Columbia’s historical performance record, viewed together with the other factors considered by the Board, supported a decision to approve the Proposed Columbia Subadvisory Agreement.

Conclusion. Following consideration of the foregoing factors, it was reported that no single factor was determinative to the decisions of the Trustees. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend Columbia to serve as a new subadvisor to the Large Cap Growth Fund, and such other matters as were deemed relevant, the Trustees concluded that the proposed fee rate for Columbia was reasonable in relation to the services that would be provided to the Large Cap Growth Fund. As a result, the Board, including all of the Independent Trustees, concluded that the approval of the Proposed Columbia Subadvisory Agreement was in the best interests of the Large Cap Growth Fund and its shareholders and approved the Proposed Columbia Subadvisory Agreement.

Mercer US Large Cap Growth Equity Fund

At the March Meeting, the Trustees, including the Independent Trustees, considered and approved a new subadvisory agreement (the “Proposed HSMP Subadvisory Agreement”) between the Advisor and HS Management Partners, LLC (“HSMP”) on behalf of the Large Cap Growth Fund.

In considering the approval of the Proposed HSMP Subadvisory Agreement, the Board considered the information and materials from the Advisor, HSMP and counsel, that included, as to HSMP and the Large Cap Growth Fund: (i) the Proposed HSMP Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended HSMP for the Board’s approval, and the Advisor’s rationale for recommending that HSMP be appointed as a subadvisor to the Large Cap Growth Fund, and how HSMP would supplement the Fund’s other current subadvisors; (iii) the nature, extent, and quality of the services that HSMP proposed to provide to the Large Cap Growth Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of HSMP; (v) HSMP’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by HSMP for its services to the Large Cap Growth Fund, and a comparison of those fees to other accounts that HSMP manages; (vii) HSMP’s compliance program; (viii) information regarding HSMP’s historical performance returns managing an investment mandate similar to the Large Cap Growth Fund’s investment mandate, and a comparison of such performance to a relevant index; and (ix) the financial condition of HSMP.

In addition, the Board considered presentations made by, and discussions held with, representatives of the Advisor. The Board considered and analyzed factors that the Board deemed relevant with respect to HSMP, including: the nature, extent, and quality of the services to be provided to the Large Cap Growth Fund by HSMP; HSMP’s management style and investment decision-making process; HSMP’s historical performance record managing investment products similar to the Large Cap Growth Fund; the qualifications and experience of the members of HSMP’s portfolio management team; and HSMP’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards and reviewed materials supplied by their independent legal counsel.

Mercer Funds

Additional Information (Unaudited) (Continued)

In particular, and as to HSMP, the Board, including the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by HSMP.  The Board reviewed the nature, extent, and quality of the services to be provided by HSMP to the Large Cap Growth Fund. The Board discussed the specific investment management process that HSMP indicated that it will employ to manage its allocated portion of the Large Cap Growth Fund’s investment portfolio (which was described in detail in the materials provided by HSMP), the qualifications of HSMP’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Large Cap Growth Fund’s investment portfolio that HSMP would be managing, and the performance record of HSMP as compared to a relevant benchmark. The Board considered HSMP’s infrastructure and resources, and whether HSMP’s organization appeared to support HSMP’s strategy adequately. The Board also discussed the Advisor’s review, selection, and due diligence process with respect to HSMP, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Large Cap Growth Fund by HSMP. The Board determined that the Large Cap Growth Fund and its shareholders would benefit from the quality and experience of HSMP’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by HSMP, as well as HSMP’s ability to render such services based on HSMP’s experience, operations and resources, were appropriate for the Large Cap Growth Fund, in light of the Large Cap Growth Fund’s investment objective, and the mandate relating to the allocated portion of the Large Cap Growth Fund’s investment portfolio that HSMP would manage.

(b)  Comparison of the services to be rendered and fees to be paid to HSMP under other advisory and subadvisory contracts, such as those with other clients.  The Board discussed the services that would be rendered by HSMP and evaluated the compensation to be paid to HSMP by the Advisor for those services. The Board noted that the services that HSMP would furnish to the Large Cap Growth Fund appeared to be comparable to the services that HSMP currently provides to its other advisory and subadvisory clients having similar investment strategies. The Trustees also considered comparisons of the fees that will be paid to HSMP by the Advisor in light of the fees that were charged by HSMP to its other advisory clients, as disclosed in HSMP’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Board also considered that the fees agreed to by HSMP were the result of an arm’s length bargain negotiated by unaffiliated parties.

The Board considered the review, selection, and due diligence process employed by the Advisor, in determining to recommend HSMP to serve as a subadvisor to the Large Cap Growth Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to HSMP for its services to the Large Cap Growth Fund were reasonable. The Board emphasized in their discussions that the subadvisory fees of HSMP would be paid by the Advisor, and were not additional fees to be borne by the Large Cap Growth Fund or its shareholders. Based on their discussion, the Board concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed fees to be paid to HSMP with respect to the assets of the Large Cap Growth Fund to be allocated to HSMP appeared to be within a reasonable range. The Board also considered the potential “fallout” or ancillary benefits that may accrue to HSMP from its relationship with the Large Cap Growth Fund and concluded that they were reasonable.

Since the fees to be paid to HSMP were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of HSMP was not considered relevant to the Board’s deliberations. The Board took note of the Advisor’s explanation that the recommended appointment of HSMP was not affected by the impact that the appointment would have on the Advisor revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of HSMP may result in a benefit to the Advisor as a result of the level of the subadvisory fee. On the basis of these considerations, the Board concluded that, in light of the nature, extent and quality of the services expected to be provided by HSMP and the proposed fees to be paid to HSMP by the Advisor for managing its allocated portion of the Large Cap Growth Fund, the potential benefits accruing to HSMP as a result of serving as a subadvisor to the Large Cap Growth Fund were reasonable.

(c)  Investment performance of the Large Cap Growth Fund and HSMP.  Because HSMP was a newly proposed subadvisor to the Large Cap Growth Fund, the Board, at the Meeting, could not consider HSMP’s investment

Mercer Funds

Additional Information (Unaudited) (Continued)

performance in managing the Large Cap Growth Fund as a factor in evaluating the Proposed HSMP Subadvisory Agreement. However, the Board reviewed HSMP’s historical investment performance record in managing or subadvising other accounts that were comparable to the Large Cap Growth Fund. The Board also compared the historical investment performance of HSMP to relevant benchmarks and concluded that HSMP’s historical performance record, viewed together with the other factors considered by the Board, supported a decision to approve the Proposed HSMP Subadvisory Agreement.

Conclusion. Following consideration of the foregoing factors, it was reported that no single factor was determinative to the decisions of the Trustees. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend HSMP to serve as a new subadvisor to the Large Cap Growth Fund, and such other matters as were deemed relevant, the Trustees concluded that the proposed fee rate for HSMP was reasonable in relation to the services that would be provided to the Large Cap Growth Fund. As a result, the Board, including all of the Independent Trustees, concluded that the approval of the Proposed HSMP Subadvisory Agreement was in the best interests of the Large Cap Growth Fund and its shareholders and approved the Proposed HSMP Subadvisory Agreement.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2014 through March 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Large Cap Growth — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.57%	1,000.00	1,102.50	1,051.25	2.99
Hypothetical	0.57%	1,000.00	1,022.09	1,011.05	2.87

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 182/365

Large Cap Value — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.55%	1,000.00	1,145.70	1,072.85	2.94
Hypothetical	0.55%	1,000.00	1,022.19	1,011.10	2.77

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 182/365

Small/Mid Cap Growth — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.97%	1,000.00	1,086.00	1,043.00	5.04
Hypothetical	0.97%	1,000.00	1,020.09	1,010.05	4.89

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 182/365

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Small/Mid Cap Value — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.97%	1,000.00	1,112.40	1,056.20	5.11
Hypothetical	0.97%	1,000.00	1,020.09	1,010.05	4.89

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 182/365

Non-US Core Equity — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.86%	1,000.00	1,083.70	1,041.85	4.47
Hypothetical	0.86%	1,000.00	1,020.64	1,010.32	4.33

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 182/365

Core Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.37%	1,000.00	1,022.60	1,011.30	1.87
Hypothetical	0.37%	1,000.00	1,023.09	1,011.55	1.87

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.37%, multiplied by the average account value over the period, multiplied by 182/365

Opportunistic Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.91%	1,000.00	1,038.90	1,019.45	4.63
Hypothetical	0.91%	1,000.00	1,020.39	1,010.20	4.58

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 182/365

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Emerging Markets — Class Y3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.95%	1,000.00	1,002.60	1,001.30	4.74
Hypothetical	0.95%	1,000.00	1,020.19	1,010.10	4.78

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 182/365

Global Low Volatility — Class Y3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.83%	1,000.00	1,088.60	1,044.30	4.32
Hypothetical	0.83%	1,000.00	1,020.79	1,010.40	4.18

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 182/365

Mercer Funds

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 1-866-658-9896, or on the SEC website at www.sec.gov.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (71)	Trustee	Since 2005	Mr. Bains is retired.	9	Mr. Bains is a director of BG Medicine, Inc. and Trustee of BofA Fund Series Trust (11 portfolios).

Adela M. Cepeda A.C. Advisory, Inc. 150 North Wacker Drive, Suite 2160 Chicago, IL 60606 (56)	Trustee	Since 2005	Ms. Cepeda is Founder and President of A.C. Advisory, Inc. (a financial advisory firm) since 1995.	9	Ms. Cepeda is a director of The UBS Funds (19 portfolios), UBS Relationship Funds (25 portfolios), Fort Dearborn Income Securities, Inc., SMA Relationship Trust (5 portfolios, Consulting Group Capital Markets Funds (11 portfolios), and the Amalgamated Bank of Chicago.

Gail A. Schneider 99 High Street Boston, MA 02110 (65)	Chairperson and Trustee	Chairperson Since 2013; Trustee Since 2009	Ms. Schneider is a self-employed consultant since 2007. From 2002 to 2007, Ms. Schneider was retired.	9	None

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Interested Trustee:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Richard Nuzum** (46)	Trustee, President, and Chief Executive Officer	Since 2010	Mr. Nuzum is President and Global Business Leader of Mercer’s Investment Management Business since 2009. Mr. Nuzum was Americas Business Leader for Mercer Investment Consulting from 2005-2008.	9	Mr. Nuzum is a trustee of Mercer Trust Company and a director of Mercer Investment Management, Inc. Mr. Nuzum served as a director of Mercer Investment Consulting, Inc. from 2005 to 2008.

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has nine portfolios effective March 31, 2014.

**	Mr. Nuzum is considered to be an “interested person” of the Trust as defined in the 1940 Act, due to his relationship with the Advisor.

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Officers:

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Tom Murphy (43)	Vice President	Since 2011	Mr. Murphy is President of Mercer Investment Management, Inc. since 2011. He was Chief Investment Officer of Mercer Investment Management, Inc. from 2011-2012. Previously, Mr. Murphy was a Business Leader for Mercer Investment Management in EMEA since 2006.

Richard S. Joseph (49)	Vice President, Treasurer, and Chief Financial Officer	Since 2005	Mr. Joseph is Chief Operating Officer, Mercer Investment Management, Inc. since 2005.

Stan Mavromates (53)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investment Management, Inc. since 2012. He served as Chief Investment Officer of the Massachusetts Pension Reserves Investment Management Board since 2005.

Scott M. Zoltowski (45)	Vice President, Chief Legal Officer and Secretary	Since 2008	Mr. Zoltowski is a partner of Mercer (US) Inc. and serves as Global Chief Counsel — Investments, for Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. Prior to this, Mr. Zoltowski was Senior Counsel and Vice President prior to this for State Street Global Advisors from 2006-2008.

Colin Dean (37)	Vice President and Assistant Secretary	Since 2010	Mr. Dean has served as Legal Counsel — Investments for Mercer Investment Management, Inc. since 2010. Prior to that, Mr. Dean was an Associate at Dechert LLP from 2007-2010 and Associate Counsel at Affiliated Managers Group, Inc. from 2005-2007.

Manny Weiss (65)	Vice President	Since 2010	Mr. Weiss is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2009. From 2006 to 2008, Mr. Weiss worked for 21 Capital Group, an affiliate of Old Mutual Asset Management, in Hedge Fund Manager Research and Client Service.

Larry Vasquez (47)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investment Management, Inc. since 2012. Prior to joining Mercer, he was a Portfolio Manager at UBS Global Asset Management, Inc. from 2009 to 2012. Prior to 2009, Mr. Vasquez was a Portfolio Manager at SEI Investments.

Mark Gilbert (42)	Vice President and Chief Compliance Officer	Since 2011	Mr. Gilbert is the Chief Compliance Officer — Investments of Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. since 2011. He previously held the position of Americas Compliance Leader — Investments since 2007.

†	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Shares of Mercer Funds are distributed by MGI Funds Distributors, LLC.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its President, Chief Financial Officer and Chief Investment Officer. During the period covered by this report, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Harrison M. Bains, Jr., who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $379,345 and $373,060 for the fiscal years ended March 31, 2013 and March 31, 2014, respectively.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2013 and March 31, 2014 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $67,133 and $72,252 for the fiscal years ended March 31, 2013 and March 31, 2014, respectively.

(d) All Other Fees – Fees in the amount of $134,080 were billed in the fiscal year ended March 31, 2014 for tax advisory services related to the reclamation of taxes paid by the Mercer Non-US Core Equity Fund in certain European Union countries.

(e) (1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2014 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	There were no aggregate fees billed for the fiscal year ended March 31, 2014 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President, Chief Financial Officer and Chief Investment Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mercer Funds

By (Signature and Title)	By: /s/ Richard Nuzum
Richard Nuzum President and Chief Executive Officer (Principal Executive Officer)

Date	May 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	By: /s/ Richard Nuzum
Richard Nuzum President and Chief Executive Officer (Principal Executive Officer)

Date	May 28, 2014

By (Signature and Title)	By: /s/ Richard S. Joseph
Richard S. Joseph Vice President, Treasurer and Principal Accounting Officer (Principal Financial Officer)

Date	May 28, 2014